File No. 811-01028
File No. 2-17613

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X

Pre-Effective Amendment No. _____

Post Effective Amendment No. 133

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

Amendment No. 133

IVY FUNDS

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas          66202-4200

(Address of Principal Executive Office)          (Zip Code)

Registrant's Telephone Number, including Area Code          (913) 236-2000

Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217

 (Name and Address of Agent for Service)

It is proposed that this filing will become effective

_____	immediately upon filing pursuant to paragraph (b)
_____	on (date) pursuant to paragraph (b)
__X__	60 days after filing pursuant to paragraph (a)(1)
_____	on (date) pursuant to paragraph (a)(1)
_____	75 days after filing pursuant to paragraph (a)(2)
_____	on (date) pursuant to paragraph (a)(2) of Rule 485
_____	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION REQUIRED BY RULE 24f-2(a)(1)

         The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended March 31, 2005 is expected to be filed on or about June 24, 2005.

IVY FUNDS

Equity Funds

Ivy Asset Strategy Fund
Ivy Balanced Fund
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Cundill Global Value Fund
Ivy Dividend Income Fund
Ivy European Opportunities Fund
Ivy Global Natural Resources Fund
Ivy International Fund
Ivy International Balanced Fund
Ivy International Growth Fund
Ivy International Value Fund
Ivy Large Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Pacific Opportunities Fund
Ivy Real Estate Securities Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund
Ivy Small Cap Value Fund
Ivy Value Fund

The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus

July ___, 2004

Contents

Ivy Asset Strategy Fund
Ivy Balanced Fund
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Cundill Global Value Fund
Ivy Dividend Income Fund
Ivy European Opportunities Fund
Ivy Global Natural Resources Fund
Ivy International Fund
Ivy International Balanced Fund
Ivy International Growth Fund
Ivy International Value Fund
Ivy Large Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Pacific Opportunities Fund
Ivy Real Estate Securities Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund
Ivy Small Cap Value Fund
Ivy Value Fund
Additional Information about Principal Investment
Strategies, Other Investments and Risks
Your Account
Choosing a Share Class
Ways to Set Up Your Account
Buying Shares
Selling Shares
Exchange Privileges
Distributions and Taxes
The Management of the Funds
Portfolio Management
Management Fee
Financial Highlights

Ivy Asset Strategy Fund

An Overview of the Fund

Objective

To provide high total return over the long term.

Principal Strategies

Ivy Asset Strategy Fund (formerly, W&R Asset Strategy Fund) seeks to achieve its objective by allocating its assets among stocks, bonds and short-term instruments.

  "Stocks" include equity securities of all types, although Ivy Investment Management Company (IICO), the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that IICO believes are currently selling below their true worth. Growth stocks are those whose earnings IICO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.
  "Bonds" include all varieties of fixed-income instruments, such as corporate or U.S. government debt securities, with remaining maturities of more than three years. This asset class may include a significant amount, up to 35% of the Fund's total assets, of high yield/high risk bonds, or junk bonds, which include bonds rated BB and below by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. (S&P) and Ba and below by Moody's Investors Service (Moody's) or unrated bonds deemed by IICO to be of comparable quality.
  "Short-term instruments" include all types of short-term securities with remaining maturities of three years or less, including higher-quality money market instruments.
  Among each of these investment types, the Fund may invest all of its assets in domestic and/or foreign securities.

The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated below. This mix will vary over shorter time periods as IICO changes the Fund's holdings based on its current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

Portfolio Mix
[ ] Stocks 70%	[ ] Bonds 25%	[ ] Short-term 5%
(can range from 0-100%)	(can range from 0-100%)	(can range from 0-100%)

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Asset Strategy Fund. These include:

  IICO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline prepayment of higher-yielding bonds held by the Fund
  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small or medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations.

Investments by the Fund in high yield/high risk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.

As well, the Fund may invest up to 100% of its assets in foreign securities. Investing in foreign securities presents additional risks, such as foreign currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, Ivy Asset Strategy Fund may be appropriate for you. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Asset Strategy Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structures.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1996	3.92%
1997	10.84%
1998	8.64%
1999	21.22%
2000	20.66%
2001	-11.74%
2002	2.31%
2003	10.55%
2004	%

In the period shown in the chart, the highest quarterly return was 15.58% (the first quarter of 2000) and the lowest quarterly return was -8.25% (the first quarter of 2001). The Class C return for the year through June 30, 2004 was -0.67%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based, securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	------	--------	--------
Class C (began on 04-20-1995)[1]
Before Taxes	10.55%	7.86%	7.58%
After Taxes on Distributions	10.42%	5.98%	5.81%
After Taxes on Distributions
and Sale of Fund Shares	6.90%	5.97%	5.72%
Class Y (began on 12-29-1995)
Before Taxes	11.49%	8.81%	8.76%
Class B (began on 07-03-2000)
Before Taxes	6.38%	0.37%
Class A (began on 07-10-2000)
Before Taxes	5.02%	0.23%
Indexes
S&P 500 Index[2]	28.72%	-0.58%	11.13%[3]
Citigroup Broad
Investment Grade Index[2]	4.20%	6.62%	7.64%[3]
Citigroup Short-Term
Index for 1 Month Certificates
of Deposit[2]	1.20%	3.78%	4.59%[3]
Lipper Flexible Portfolio
Funds Universe Average[4]	21.20%	2.14%	8.25%[3]

1The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on April 30, 1995.

4Net of fees and expenses.

Fees and Expenses

Ivy Asset Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	---------	---------	---------	--------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.52%	0.68%	0.58%	0.44%
Total Annual Fund Operating Expenses	1.47%	2.38%	2.28%	1.39%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$716	$1,013	$1,332	$2,231
Class B Shares	641	1,042	1,370	2,487[1]
Class C Shares	231[2]	712	1,220	2,615
Class Y Shares	142	440	761	1,669

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$716	$1,013	$1,332	$2,231
Class B Shares	241	742	1,270	2,487[1]
Class C Shares	231	712	1,220	2,615
Class Y Shares	142	440	761	1,669

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Balanced Fund

An Overview of the Fund

Objectives

To provide current income to the extent that, in the opinion of IICO, the Fund's investment manager, market and economic conditions permit. As a secondary objective, the Fund seeks long-term appreciation of capital.

Principal Investment Strategies

Ivy Balanced Fund invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. In general, the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Fund owns common stocks in order to provide possible appreciation of capital and some dividend income. The Fund may also invest in foreign securities.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Balanced Fund. These include:

  IICO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy an issuer of a debt security or other fixed income obligation may not make payments on the security when due an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund as well as a decline in its income the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Balanced Fund is designed for investors seeking current income and the potential for long-term appreciation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Balanced Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of broad measures of market performance. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Spectrum Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy Balanced Fund. The Fund would have had substantially similar annual returns because the shares would have been invested in the same portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Balanced Fund. If those expenses were reflected, performance shown below would differ.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. (On March 31, 2004, the Fund's fiscal year end changed from September 30 to March 31.)

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1995	24.12%
1996	11.58%
1997	18.18%
1998	22.60%
1999	14.64%
2000	-10.33%
2001	-15.27%
2002	-9.30%
2003	20.59%
2004	%

In the period shown in the chart, the highest quarterly return was 14.70% (the fourth quarter of 1998) and the lowest quarterly return was -17.38% (the first quarter of 2001). The Class A return for the year through June 30, 2004 was 2.22%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of broad-based securities market indexes that are unmanaged and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average Annual Total Returns[1]
as of December 31, 2003

	1 Year	5 Years	10 Years
	------	-----------	-----------
Class A
Before Taxes	13.66%	-2.13%	5.83%
After Taxes on Distributions	13.34%	-3.40%	3.48%
After Taxes on Distributions
and Sale of Fund Shares	8.95%	-1.72%[2]	4.08%
Indexes
S&P 500 Index[3]	28.72%	-0.58%	11.07%
Citigroup Treasury/Government
Sponsored/Credit Index[3]	4.84%	6.69%	7.01%
Lipper Balanced Portfolio Funds
Universe Average[4]	19.09%	2.35%	8.09%

1For periods prior to December 8, 2003, performance shown is that of the Advantus Spectrum Fund, the predecessor to Ivy Balanced Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Balanced Fund. Class A shares of the Ivy Balanced Fund would generally have had substantially similar returns to the Class A shares of the Advantus Spectrum Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Spectrum Fund differ from expenses for Class A shares of Ivy Balanced Fund. Class B, C and Y shares are newer classes of shares and have no performance history prior to December 8, 2003. Class B, C and Y shares will have substantially similar returns to Class A shares of the Fund, though returns will be different to the extent that sales loads, 12b-1 fees and expenses differ among the Classes.

2After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3Reflects no deduction for fees, expenses or taxes.

4Net of fees and expenses.

Fees and Expenses

Ivy Balanced Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	--------	--------	--------	--------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.52%	0.92%	0.77%	0.36%
Total Annual Fund Operating Expenses	1.47%	2.62%	2.47%	1.31%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4Expenses have been restated to reflect current contractual arrangements and estimated expenses for each Class.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$716	$1,013	$1,332	$2,231
Class B Shares	665	1,114	1,490	2,671[1]
Class C Shares	250[2]	769	1,315	2,805
Class Y Shares	133	415	718	1,579

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$716	$1,013	$1,332	$2,231
Class B Shares	265	814	1,390	2,671[1]
Class C Shares	250	769	1,315	2,805
Class Y Shares	133	415	718	1,579

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Capital Appreciation Fund

An Overview of the Fund

Objective

To provide long-term growth of capital while minimizing taxable gains and income to shareholders.

Principal Strategies

Ivy Capital Appreciation Fund (formerly, Ivy Tax-Managed Equity Fund; formerly, W&R Tax-Managed Equity Fund) seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that IICO, the Fund's investment manager, considers to be high in quality and attractive in their long-term investment potential. The Fund will, under normal market conditions, invest at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the Fund typically invests in the common stocks of large to medium sized U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its objective.

IICO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to Federal income tax consequences.

In selecting companies, IICO typically invests for the long term and selects securities that it believes offer strong opportunities for long-term growth of capital and that are attractively valued. While IICO primarily invests in growth stocks, it may also purchase value stocks. Value stocks are those that IICO believes are currently selling below their true worth.

When deciding to sell a security, IICO considers the negative tax impact of realizing capital gains and, if applicable, the positive tax impact of realizing capital losses. However, IICO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inappropriate time, potentially resulting in realized gains.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Capital Appreciation Fund. These include:

  the skill of IICO in evaluating and selecting securities for the Fund the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the Fund's tax-sensitive investment strategy failing to limit distributions of taxable income and net realized capital gains as contemplated

Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stocks of smaller companies, and growth stocks in general, may also experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Capital Appreciation Fund is designed for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to realize capital losses or to avoid dividend income. While the Fund tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund does expect to distribute taxable income and/or net capital gains from time to time. Investors may realize capital gains when they sell their shares. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Capital Appreciation Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

2001	-23.28%
2002	-15.10%
2003	27.64%
2004	%

In the period shown in the chart, the highest quarterly return was 11.34% (the second quarter of 2003) and the lowest quarterly return was -17.55% (the first quarter of 2001). The Class A return for the year through June 30, 2004 was 7.03%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years
		(or Life
	1 Year	of Class)
	-----	--------
Class A (began on 06-30-2000)
Before Taxes	20.30%	-10.30%
After Taxes on Distributions	20.30%	-10.30%
After Taxes on Distributions
and Sale of Fund Shares	13.20%	-8.00%[1]
Class C (began on 07-06-2000)
Before Taxes	26.17%	-9.78%
Class B (began on 07-13-2000)
Before Taxes	22.35%	-10.72%
Class Y2
Indexes
S&P 500 Index[3]	28.72%	-5.98%[4]
Lipper Large-Cap Growth
Funds Universe Average[5]	27.00%	-14.30%[4]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Class Y shares have been offered to the public since June 30, 2000. As of June 30, 2003, there have been no Class Y shares issued. Therefore, there is no Class Y return information to be included in the table.

3Reflects no deduction for fees, expenses or taxes.

4Index comparison begins on June 30, 2000.

5Net of fees and expenses.

Fees and Expenses

Ivy Capital Appreciation Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[4]	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[5]	1.23%	1.37%	1.48%	0.22%
Total Annual Fund Operating Expenses	2.13%	3.02%	3.13%	1.12%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4The expenses shown for Management Fees reflect the maximum annual fee payable; however, IICO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to IICO's right to change or terminate this waiver.

5Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$779	$1,204	$1,653	$2,895
Class B Shares	705	1,233	1,687	3,125[1]
Class C Shares	316[2]	966	1,640	3,439
Class Y Shares	114	356	617	1,363

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$779	$1,204	$1,653	$2,895
Class B Shares	305	933	1,587	3,125[1]
Class C Shares	316	966	1,640	3,439
Class Y Shares	114	356	617	1,363

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Core Equity Fund

An Overview of the Fund

Objectives

To provide capital growth and income.

Principal Strategies

Ivy Core Equity Fund (formerly, W&R Core Equity Fund) seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily common stocks of large U.S. and foreign companies with dominant market positions in their industries. The Fund invests in securities that have the potential for capital appreciation or that IICO, the Fund's investment manager, expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company.

IICO attempts to select securities with growth and income possibilities by looking at many factors including the company's:

  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value
  dividend payment history

Generally, in determining whether to sell a security IICO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of significant growth potential and/or the prospect of continued dividend payments. IICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Core Equity Fund. These include:

  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Core Equity Fund is designed for investors who seek capital growth and income. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Core Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structures.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1995	29.65%
1996	18.12%
1997	24.61%
1998	20.73%
1999	12.15%
2000	8.54%
2001	-15.84%
2002	-23.24%
2003	16.01%
2004	%

In the period shown in the chart, the highest quarterly return was 17.05% (the second quarter of 1997) and the lowest quarterly return was -16.80% (the third quarter of 2002). The Class C return for the year through June 30, 2004 was 0.38%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	------	--------	--------
Class C1
Before Taxes	16.01%	-1.82%	7.49%
After Taxes on Distributions	16.01%	-2.88%	6.52%
After Taxes on Distributions
and Sale of Fund Shares	10.41%	-1.05%[2]	6.62%
Class Y (began on 12-29-1995)
Before Taxes	17.08%	-0.97%	7.11%
Class A (began on 07-03-2000)
Before Taxes	10.52%	-9.60%
Class B (began on 07-11-2000)
Before Taxes	12.08%	-10.00%
Indexes
S&P 500 Index[3]	28.72%	-0.58%	11.07%
Lipper Large-Cap Core Funds
Universe Average[4]	25.59%	-1.75%	8.78%

1The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3Reflects no deduction for fees, expenses or taxes.

4Net of fees and expenses.

Fees and Expenses

Ivy Core Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.51%	0.72%	0.57%	0.30%
Total Annual Fund Operating Expenses	1.46%	2.42%	2.27%	1.25%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$715	$1,010	$1,327	$2,221
Class B Shares	645	1,055	1,391	2,516[1]
Class C Shares	230[2]	709	1,215	2,604
Class Y Shares	128	397	688	1,515

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$715	$1,010	$1,327	$2,221
Class B Shares	245	755	1,291	2,516[1]
Class C Shares	230	709	1,215	2,604
Class Y Shares	128	397	688	1,515

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Cundill Global Value Fund

An Overview of the Fund

Objective

To provide long-term capital growth. Any income realized will be incidental.

Principal Strategies

Ivy Cundill Global Value Fund invests primarily in equity securities (including common stock, preferred stock and securities convertible into common stock) throughout the world, including emerging market countries, that the Fund's management team of Peter Cundill & Associates, the Fund's subadvisor, believes are trading below their estimated "intrinsic value."

"Intrinsic value" is the perceived realizable market value, determined through the management team's analysis of the companies' financial statements (and includes factors such as earnings, cash flows, dividends, business prospects, management capabilities and other catalysts for potentially increasing shareholder value).

To control its exposure to certain risks, the Fund may use certain derivative investment techniques (such as foreign currency exchange transactions and forward foreign currency contracts).

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Cundill Global Value Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund. This is called management risk equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays the risks of investing in foreign securities are more acute in countries with developing economies the Fund may not be able to readily dispose of illiquid securities promptly at an acceptable price the Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of the Fund's subadvisor as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Cundill Global Value Fund may be appropriate for investors seeking long-term growth potential, but who can accept significant fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Cundill Global Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Advisor Class* and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Advisor Class shares because of variations in their respective expense structures.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. (On March 31, 2004, the Fund's fiscal year end changed from December 31 to March 31.)

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

2001	-2.13%
2002	-11.86%
2003	37.11%
2004	%

In the period shown in the chart, the highest quarterly return was 16.69% (the second quarter of 2003) and the lowest quarterly return was -11.17% (the third quarter of 2002). The Advisor Class return for the year through June 30, 2004 was 10.03%.

*As of July 25, 2003, the Advisor Class is not available for investment.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Advisor Class shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Advisor Class shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years
		(or Life
	1 Year	of Class)
	------	--------
Advisor Class (began on 04-19-2000)[1]
Before Taxes	37.11%	5.93%
After Taxes on Distributions	36.84%	5.00%
After Taxes on Distributions
and Sale of Fund Shares	24.21%	4.46%
Class A (began on 09-04-2001)
Before Taxes	28.58%	4.43%
Class B (began on 09-26-2001)
Before Taxes	31.34%	9.75%
Class C (began on 10-19-2001)
Before Taxes	35.47%	9.97%
Indexes
Morgan Stanley Capital International
World Index[2]	33.11%	-6.03%[3]
Lipper Global Funds
Universe Average[4]	32.09%	-4.47%[3]

1As of July 25, 2003, the Advisor Class is not available for investments.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on April 30, 2000.

4Net of fees and expenses.

Fees and Expenses

Ivy Cundill Global Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund*:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	--------	--------	--------	--------

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.64%	0.71%	0.56%	0.48%
Total Annual Fund Operating Expenses	1.89%[4]	2.71%	2.56%[4]	1.73%[4]

Does not include Advisor Class shares, which no longer are available to the public.

1The contingent deferred sales charge (CDSC) which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than 30 days of purchase are assessed a 2.00% redemption/exchange fee.

4The Total Annual Fund Operating Expenses shown reflect the annual fee payable; however, Ivy Funds Distributor, Inc. (IFDI), the Fund's distributor, and Waddell & Reed Services Company (WRSCO), the Fund's transfer agent, have voluntarily agreed to waive expenses for Class A, Class C and Class Y shares so that the total annual fund operating expenses do not exceed the following levels: Class A, 1.90%; Class C, 2.55% and Class Y, 1.20%. IFDI and WRSCO may change or terminate this waiver at any time.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$756	$1,135	$1,538	$2,659
Class B Shares	674	1,141	1,535	2,841[1]
Class C Shares	259[2]	796	1,360	2,895
Class Y Shares	176	545	939	2,041

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$756	$1,135	$1,538	$2,659
Class B Shares	274	841	1,435	2,841[1]
Class C Shares	259	796	1,360	2,895
Class Y Shares	176	545	939	2,041

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Dividend Income Fund

An Overview of the Fund

Objectives

To provide income and long-term capital growth.

Principal Strategies

Ivy Dividend Income Fund seeks to achieve its objectives by investing primarily in dividend-paying common stocks that IICO, the Fund's investment manager, believes also demonstrate favorable prospects for long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying equity securities, which may include without limitation dividend-paying common stocks, preferred stocks or convertible preferred stocks. Although the Fund invests primarily in large companies, it may invest in companies of any size. The Fund will invest primarily in domestic securities but may also invest up to 25% of its total assets in foreign securities.

IICO attempts to select securities by considering a company's ability to sustain, and potentially increase, its dividend payments. It also typically considers other factors, which may include the company's:

  established operating history
  competitive dividend yields
  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Dividend Income Fund. These include:

  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Dividend Income Fund is designed for investors seeking income and long-term capital growth through a portfolio of primarily dividend-paying common stocks. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Dividend Income Fund has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table reflecting average annual returns.

Fees and Expenses

Ivy Dividend Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	--------	--------	--------	--------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	1.25%	1.37%	1.33%	1.15%
Total Annual Fund Operating Expenses	2.20%	3.07%	3.03%	2.10%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$785	$1,224	$1,687	$2,963
Class B Shares	710	1,248	1,711	3,178[1]
Class C Shares	306[2]	936	1,591	3,346
Class Y Shares	213	657	1,127	2,427

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$785	$1,224	$1,687	$2,963
Class B Shares	310	948	1,611	3,178[1]
Class C Shares	306	936	1,591	3,346
Class Y Shares	213	657	1,127	2,427

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy European Opportunities Fund

An Overview of the Fund

Objective

To provide long-term capital growth by investing in the securities markets of Europe.

Principal Strategies

Ivy European Opportunities Fund invests, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of European companies, which may include:

  large European companies, or European companies of any size that provide special investment opportunities (such as privatized companies, those providing exceptional value, or those engaged in initial public offerings);
  small-capitalization companies in the more developed markets of Europe companies operating in Europe's emerging markets

The Fund's subadvisor, Henderson Investment Management Ltd., uses a "bottom-up" investment approach, focusing on higher-quality companies that offer prospects for long-term earnings growth.

The Fund may also invest in European debt securities, up to 20% of which may be low-rated (commonly referred to as "high yield" or "junk" bonds). These securities typically are rated Ba or below by Moody's or BB or below by S&P (or are judged by the Fund's subadvisor to be of comparable quality).

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy European Opportunities Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund. This is called management risk equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays the risks of investing in foreign securities are more acute in countries with developing economies securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading of its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance)

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy European Opportunities Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy European Opportunities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. (On March 31, 2004, the Fund's fiscal year end changed from December 31 to March 31.)

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

2000	4.51%
2001	-20.67%
2002	-3.30%
2003	51.02%
2004	%

In the period shown in the chart, the highest quarterly return was 44.83% (the first quarter of 2000) and the lowest quarterly return was -21.29% (the third quarter of 2002). The Class A return for the year through June 30, 2004 was 15.39%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years
		(or Life
	1 Year	of Class)
	------	--------
Class A (began on 05-04-1999)
Before Taxes	42.34%	31.63%
After Taxes on Distributions	42.23%	25.58%
After Taxes on Distributions
and Sale of Fund Shares	27.55%	23.86%
Class B (began on 05-24-1999)
Before Taxes	45.73%	32.02%
Class C (began on 10-24-1999)
Before Taxes	49.69%	14.69%
Indexes
Morgan Stanley Capital International
EuropeSM Index[1]	38.54%	0.05%[2]
Lipper European Region Funds
Universe Average[3]	37.58%	3.12%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on May 31, 1999.

3Net of fees and expenses.

Fees and Expenses

Ivy European Opportunities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	--------	--------	--------	--------

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.40%	0.51%	0.49%	0.35%
Total Annual Fund Operating Expenses	1.65%	2.51%	2.49%	1.60%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than 30 days of purchase are assessed a 2.00% redemption/exchange fee.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$733	$1,065	$1,420	$2,417
Class B Shares	654	1,082	1,435	2,632[1]
Class C Shares	252[2]	776	1,326	2,826
Class Y Shares	163	505	871	1,900

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$733	$1,065	$1,420	$2,417
Class B Shares	254	782	1,335	2,632[1]
Class C Shares	252	776	1,326	2,826
Class Y Shares	163	505	871	1,900

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Global Natural Resources Fund

An Overview of the Fund

Objective

To provide long-term growth. Any income realized will be incidental.

Principal Strategies

Ivy Global Natural Resources Fund invests, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, "natural resources" generally include:

  precious metals (such as gold, silver and platinum);
  ferrous and nonferrous metals (such as iron, aluminum, copper and steel);
  strategic metals (such as uranium and titanium);
  fossil fuels and chemicals;
  forest products and agricultural commodities
  undeveloped real property

The Fund's subadvisor, Mackenzie Financial Corporation, uses an equity style that focuses on both growth and value. Companies targeted for investment have strong management and financial positions, adding balance with established low cost, low debt producers and positions that are based on anticipated commodity price trends. The Fund may have some emerging markets exposure in an attempt to achieve higher returns over the long-term.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Global Natural Resources Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund. This is called management risk equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays the risks of investing in foreign securities are more acute in countries with developing economies many of the companies in which the Fund may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies since the Fund can invest a significant portion of its assets in securities of companies principally engaged in natural resources activities, the Fund could experience wider fluctuations in value than funds with more diversified portfolios

Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. Investing in physical commodities, such as gold, exposes the Fund to other risk considerations such as potentially severe price fluctuations over short periods of time and storage costs that exceed the custodial and/or brokerage costs associated with the Fund's other portfolio holdings.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Global Natural Resources Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Global Natural Resources Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. (On March 31, 2004, the Fund's fiscal year end changed from December 31 to March 31.)

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1998	-29.35%
1999	40.98%
2000	9.86%
2001	15.40%
2002	4.66%
2003	45.61%
2004	%

In the period shown in the chart, the highest quarterly return was 24.19% (the fourth quarter of 2001) and the lowest quarterly return was -21.37% (the third quarter of 2001). The Class A return for the year through June 30, 2004 was 5.21%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	----------	-----------
Class A (began on 01-02-1997)
Before Taxes	37.24%	20.75%	9.93%
After Taxes on Distributions	37.08%	20.46%	8.69%
After Taxes on Distributions
and Sale of Fund Shares	24.25%	17.51%	7.62%
Class B (began on 01-01-1997)
Before Taxes	40.42%	21.16%	10.06%
Class C (began on 01-01-1997)
Before Taxes	44.58%	21.14%	9.80%
Indexes
Morgan Stanley Capital International
Commodity Related Index[1]	44.14%	13.55%	6.71%[2]
Lipper Natural Resources Funds
Universe Average[3]	32.84%	13.68%	7.33%[2]

1Reflects no deduction for fees, expenses or taxes.

2Index comparison begins on December 31, 1996.

3Net of fees and expenses.

Fees and Expenses

Ivy Global Natural Resources Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	--------	--------	--------	--------

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.36%	0.42%	0.35%	0.33%
Total Annual Fund Operating Expenses	1.61%[4]	2.42%	2.35%[4]	1.58%[4]

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than 30 days of purchase are assessed a 2.00% redemption/exchange fee.

4The Total Annual Fund Operating Expenses shown reflect the annual fee payable; however, IFDI, the Fund's distributor, and WRSCO, the Fund's transfer agent, have voluntarily agreed to waive expenses for Class A, Class C and Class Y shares so that the total annual fund operating expenses do not exceed the following levels: Class A, 1.70%; Class C, 2.40% and Class Y, 1.20%. IFDI and WRSCO may change or terminate this waiver at any time.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$729	$1,054	$1,401	$2,376
Class B Shares	645	1,055	1,391	2,553[1]
Class C Shares	238[2]	733	1,255	2,686
Class Y Shares	161	499	860	1,878

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$729	$1,054	$1,401	$2,376
Class B Shares	245	755	1,291	2,553[1]
Class C Shares	238	733	1,255	2,686
Class Y Shares	161	499	860	1,878

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy International Fund

An Overview of the Fund

Objectives

To provide long-term growth. Consideration of current income is secondary to this principal objective.

Principal Strategies

Ivy International Fund invests, under normal market conditions, at least 80% of its net assets in equity securities (including common stock, preferred stock and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets.

IICO, the Fund's investment manager, uses an investment approach that focuses on:

  analyzing a company's financial statements
  taking advantage of overvalued or undervalued markets
  building a portfolio that is diversified by both region and sector

To enhance potential return, the Fund may invest in countries with new or comparatively undeveloped economies.

Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund. This is called management risk changes in foreign exchange rates, which may affect the value of the securities the Fund holds equity securities typically represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. The risks of investing in foreign securities are more acute in countries with developing economies.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy International Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy International Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past 10 calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. (On March 31, 2004, the Fund's fiscal year end changed from December 31 to March 31.)

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1995	12.65%
1996	19.72%
1997	10.38%
1998	7.34%
1999	21.05%
2000	-17.26%
2001	-21.03%
2002	-20.96%
2003	26.24%
2004	%

In the period shown in the chart, the highest quarterly return was 16.41% (the fourth quarter of 1998) and the lowest quarterly return was -23.02% (the third quarter of 2002). The Class A return for the year through June 30, 2004 was 2.52%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	----------	-----------
Class A
Before Taxes	18.98%	-5.75%	2.13%
After Taxes on Distributions	18.98%	-7.33%	0.91%
After Taxes on Distributions
and Sale of Fund Shares	12.34%	-3.79%[1]	2.07%
Class B (began on 10-22-1993)
Before Taxes	20.97%	-5.69%	1.79%
Class C (began on 04-30-1996)
Before Taxes	24.94%	-5.57%	-0.32%
Indexes
Morgan Stanley Capital International
EAFE Index[2]	38.59%	-0.05%	4.47%
Lipper International Funds
Universe Average[3]	34.74%	1.28%	4.65%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Ivy International Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	--------	--------	--------	--------

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.19%[4]	1.00%	1.00%	0.25%
Other Expenses	0.37%	0.64%	0.56%	0.42%
Total Annual Fund Operating
Expenses	1.56%	2.64%	2.56%	1.67%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than 30 days of purchase are assessed a 2.00% redemption/exchange fee.

4The annual 12b-1 fee for Class A shares of the Fund may equal up to 0.25% on net assets attributable to outstanding shares issued on or after January 1, 1992. Since the calculation of the annual 12b-1 fee does not take into account shares outstanding prior to January 1, 1992, this arrangement results in a rate of 12b-1 fee that is lower than 0.25% of the net assets attributable to outstanding Class A shares of the Fund.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$725	$1,039	$1,376	$2,325
Class B Shares	667	1,120	1,500	2,708[1]
Class C Shares	259[2]	796	1,360	2,895
Class Y Shares	170	526	907	1,976

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$725	$1,039	$1,376	$2,325
Class B Shares	267	820	1,400	2,708[1]
Class C Shares	259	796	1,360	2,895
Class Y Shares	170	526	907	1,976

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy International Balanced Fund

An Overview of the Fund

Objective

To provide a high level of total return.

Principal Strategies

Ivy International Balanced Fund invests in equity and debt securities issued by international companies of any size and by governmental agencies. The Fund invests primarily in developed foreign markets, but may invest a portion of its assets in developing foreign markets. Normally, the Fund invests approximately 50% to 70% of its assets in international equity securities and approximately 30% to 50% of its assets in international investment-grade debt securities.

In selecting equity securities the Fund's investment subadvisor, Templeton Investment Counsel LLC, relies primarily on its analysis of the current market price of a company's securities relative to the company's long-term earnings potential. Debt securities are selected, after an analysis of trends in interest rates and economic conditions, based on the subadvisor's judgment as to which securities are more likely to perform well under those conditions.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Balanced Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund changes in foreign exchange rates, which may affect the value of the securities the Fund holds equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund as well as a decrease in the Fund's income the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investment choices. The risks of investing in foreign securities are more acute in countries with developing economies.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy International Balanced Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy International Balanced Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of broad measures of market performance. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus International Balanced Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy International Balanced Fund. The Fund would have had substantially similar annual returns because the shares would have been invested in the same portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy International Balanced Fund. If those expenses were reflected, performance shown below would differ.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. (On March 31, 2004, the Fund's fiscal year end changed from September 30 to March 31.)

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1995	12.63%
1996	17.41%
1997	5.12%
1998	3.55%
1999	15.66%
2000	1.27%
2001	-8.74%
2002	-3.73%
2003	37.93%
2004	%

In the period shown in the chart, the highest quarterly return was 17.99% (the second quarter of 2003) and the lowest quarterly return was -12.46% (the third quarter of 2002). The Class A return for the year through June 30, 2004 was 3.01%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average Annual Total Returns[1]
as of December 31, 2003

	1 Year	5 Years	Life of Class
	------	-----------	-----------
Class A (began on 9-16-1994)
Before Taxes	30.00%	5.99%	6.75%
After Taxes on Distributions	29.35%	4.46%	5.07%
After Taxes on Distributions
and Sale of Fund Shares	19.71%	4.40%	5.06%
Indexes
Morgan Stanley Capital International
EAFE Index[2]	38.59%	-0.05%	3.88%[3]
J.P. Morgan Non-U.S. Government
Bond Index[2]	18.62%	5.03%	6.98%[3]
Lipper Global Flexible Portfolio Funds
Universe Average[4]	26.93%	4.29%	8.59%[3]

1For periods prior to December 8, 2003, performance shown is that of the Advantus International Balanced Fund, the predecessor of Ivy International Balanced Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy International Balanced Fund. Class A shares of Ivy International Balanced Fund would generally have had substantially similar returns to the same class of shares of the Advantus International Balanced Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus International Balanced Fund differ from expenses for Class A shares of Ivy International Balanced Fund. Class B, C and Y shares are newer classes of shares and have no performance history prior to December 8, 2003. Class B, C and Y shares will have substantially similar returns to Class A shares of the Fund, though returns would be different to the extent that sales loads, 12b-1 fees and expenses differ among the Classes.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on September 30, 1994.

4Net of fees and expenses.

Fees and Expenses

Ivy International Balanced Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.43%	0.94%	0.82%	0.47%
Total Annual Fund Operating Expenses	1.38%	2.64%	2.52%	1.42%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than 30 days of purchase are assessed a 2.00% redemption/exchange fee.

4Expenses have been restated to reflect current contractual arrangements and estimated expenses for each Class.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$987	$1,287	$2,137
Class B Shares	667	1,120	1,500	2,664[1]
Class C Shares	255[2]	785	1,340	2,856
Class Y Shares	145	449	776	1,702

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$987	$1,287	$2,137
Class B Shares	267	820	1,400	2,664[1]
Class C Shares	255	785	1,340	2,856
Class Y Shares	145	449	776	1,702

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy International Growth Fund

An Overview of the Fund

Objectives

To provide long-term appreciation of capital. As a secondary objective, the Fund seeks current income.

Principal Strategies

Ivy International Growth Fund (formerly, W&R International Growth Fund) seeks to achieve its objectives by investing primarily in common stocks of foreign companies that IICO, the Fund's investment manager, believes have the potential for long-term growth represented by economic expansion within a country or region, as well as the privatization and/or restructuring of particular industries. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country. The Fund emphasizes growth stocks, which are securities of companies whose earnings IICO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, and the Fund may invest in companies of any size.

IICO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  a company's growth and earnings potential
  management of the company
  industry position of the company
  strength of the industry
  applicable economic, market and political conditions of the country in which the company is located

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. IICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Growth Fund. These include:

  changes in foreign exchange rates, which may affect the value of the securities the Fund holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds
  IICO's skill in evaluating and selecting securities for the Fund

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investment choices.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy International Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structures.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1995*	8.34%
1996	19.11%
1997	16.89%
1998	31.72%
1999	88.66%
2000	-24.49%
2001	-27.20%
2002	-19.88%
2003	22.22%
2004	%

In the period shown in the chart, the highest quarterly return was 67.07% (the fourth quarter of 1999) and the lowest quarterly return was -18.66% (the third quarter of 2002). The Class C return for the year through June 30, 2004 was 1.21%.

*Effective as of April 20, 1995, the name of the Fund was changed from Global Income to International Growth and its investment objective was changed to long-term appreciation, with realization of income as a secondary objective.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	------	--------	--------
Class C1
Before Taxes	22.22%	0.31%	7.29%
After Taxes on Distributions	22.22%	-1.96%	5.18%
After Taxes on Distributions
and Sale of Fund Shares	14.44%	0.61%[2]	5.96%
Class Y (began on 12-29-1995)
Before Taxes	24.47%	1.54%	9.29%
Class A (began on 07-03-2000)
Before Taxes	16.39%	-15.14%
Class B (began on 07-10-2000)
Before Taxes	18.11%	-15.41%
Indexes
Morgan Stanley Capital International
EAFE Index[3]	38.59%	-0.05%	4.47%
Lipper International Funds
Universe Average[4]	34.74%	1.28%	4.65%

1The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3Reflects no deduction for fees, expenses or taxes.

4Net of fees and expenses.

Fees and Expenses

Ivy International Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.90%	1.23%	1.02%	0.46%
Total Annual Fund Operating Expenses	2.00%	3.08%	2.87%	1.56%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than 30 days of purchase are assessed a 2.00% redemption/exchange fee.

4Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$766	$1,166	$1,591	$2,768
Class B Shares	711	1,251	1,716	3,137[1]
Class C Shares	290[2]	889	1,513	3,195
Class Y Shares	159	493	850	1,856

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$766	$1,166	$1,591	$2,768
Class B Shares	311	951	1,616	3,137[1]
Class C Shares	290	889	1,513	3,195
Class Y Shares	159	493	850	1,856

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy International Value Fund

An Overview of the Fund

Objectives

To provide long-term capital growth. Consideration of current income is secondary to this principal objective.

Principal Strategies

Ivy International Value Fund invests, under normal market conditions, at least 80% of its net assets in equity securities (including common stock, preferred stock and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets.

IICO, the Fund's investment manager, uses a disciplined value approach while looking for investment opportunities around the world (including countries with new or comparatively undeveloped economies), preferring well-managed and undervalued companies. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

To control its exposure to certain risks, the Fund might engage in foreign currency exchange transactions and forward foreign currency contracts.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy International Value Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected changes in foreign exchange rates which may affect the value of securities the Fund holds the Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of IICO as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the manager's opinion, undervalued. If IICO's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the manager has placed on it

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. The risks of investing in foreign securities are more acute in countries with developing economies.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy International Value Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy International Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. (On March 31, 2004, the Fund's fiscal year end changed from December 31 to March 31.)

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1998	6.63%
1999	27.79%
2000	-7.25%
2001	-17.17%
2002	-15.93%
2003	27.19%
2004	%

In the period shown in the chart, the highest quarterly return was 16.49% (the fourth quarter of 1998) and the lowest quarterly return was -22.75% (the third quarter of 2002). The Class A return for the year through June 30, 2004 was 2.88%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	----------	-----------
Class A (began on 05-13-1997)
Before Taxes	19.88%	-0.21%	-0.83%
After Taxes on Distributions	19.88%	-0.39%	-1.02%
After Taxes on Distributions
and Sale of Fund Shares	12.92%	-0.21%	-0.71%[1]
Class B (began on 05-13-1997)
Before Taxes	22.23%	-0.43%	-1.03%
Class C (began on 05-13-1997)
Before Taxes	26.09%	-0.25%	-1.06%
Indexes
Morgan Stanley Capital International
EAFE Index[2]	38.59%	-0.05%	2.22%[3]
Lipper International Funds
Universe Average[4]	34.74%	1.28%	2.33%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on May 31, 1997.

4Net of fees and expenses.

Fees and Expenses

Ivy International Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	--------	--------	--------	--------

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service
(12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.73%	0.63%	0.78%	0.57%
Total annual Fund operating expenses	1.98%	2.63%	2.78%	1.82%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than 30 days of purchase are assessed a 2.00% redemption/exchange fee.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$764	$1,161	$1,581	$2,749
Class B Shares	666	1,117	1,495	2,804[1]
Class C Shares	281[2]	862	1,469	3,109
Class Y Shares	185	573	985	2,137

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$764	$1,161	$1,581	$2,749
Class B Shares	266	817	1,395	2,804[1]
Class C Shares	281	862	1,469	3,109
Class Y Shares	185	573	985	2,137

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Large Cap Growth Fund

An Overview of the Fund

Objective

To provide appreciation of your investment.

Principal Strategies

Ivy Large Cap Growth Fund (formerly, W&R Large Cap Growth Fund) seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by growth-oriented, large to medium sized U.S. and foreign companies that IICO, the Fund's investment manager, believes have appreciation possibilities. Under normal market conditions, the Fund invests at least 80% of its net assets in large cap growth securities. Growth stocks are those whose earnings IICO believes are likely to grow faster than the economy. Although IICO anticipates the majority of the Fund's investments to be in large cap companies, the Fund may invest in companies of any size, subject to its 80% investment policy.

IICO attempts to select securities with appreciation possibilities by using a bottom-up analysis in looking at many factors. These include:

  the company's market position, product line, technological position and prospects for sustainability and/or increased earnings the management capability of the company being considered
  the short-term and long-term outlook for the industry being analyzed changes in economic and political conditions

IICO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when IICO anticipates a development that might have an effect on the value of a security.

In general, IICO may sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. IICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Large Cap Growth Fund. These include:

  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the skill of IICO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than the market risk for large companies. Such companies are more likely to have limited financial resources and inexperienced management. As well, stock of these companies may experience volatile trading and price fluctuations.

The Fund may invest a portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Large Cap Growth Fund is designed for investors seeking long-term investment growth. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Large Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

2001	-23.50%
2002	-19.78%
2003	28.97%
2004	%

In the period shown in the chart, the highest quarterly return was 11.88% (the fourth quarter of 2001) and the lowest quarterly return was -18.97% (the first quarter of 2001). The Class A return for the year through June 30, 2004 was 1.51%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years
		(or Life
	1 Year	of Class)
	------	---------
Class A (began on 06-30-2000)
Before Taxes	21.55%	-3.54%
After Taxes on Distributions	21.55%	-3.65%
After Taxes on Distributions
and Sale of Fund Shares	14.01%	-2.82%[1]
Class C (began on 07-03-2000)
Before Taxes	27.84%	-2.80%
Class B (began on 07-06-2000)
Before Taxes	23.01%	-4.23%
Class Y (began on 07-06-2000)
Before Taxes	29.31%	-1.79%
Indexes
S&P 500 Index[2]	28.72%	-5.98%[3]
Lipper Large-Cap Growth Funds
Universe Average[4]	27.00%	-14.30%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on June 30, 2000.

4Net of fees and expenses.

Fees and Expenses

Ivy Large Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.58%	1.09%	0.69%	0.36%
Total Annual Fund Operating Expenses	1.53%[5]	2.79%	2.39%[5]	1.31%[5]

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

5The Total Annual Fund Operating Expenses shown reflect the annual fee payable; however, IFDI, the Fund's distributor, and WRSCO, the Fund's transfer agent, have voluntarily agreed to waive expenses for Class A, Class C and Class Y shares so that the total annual fund operating expenses do not exceed the following levels: Class A, 1.50%; Class C, 2.25% and Class Y, 1.20%. IFDI and WRSCO may change or terminate this waiver at any time.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$722	$1,031	$1,361	$2,294
Class B Shares	682	1,165	1,574	2,812[1]
Class C Shares	242[2]	745	1,274	2,723
Class Y Shares	133	415	718	1,579

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$722	$1,031	$1,361	$2,294
Class B Shares	282	865	1,474	2,812[1]
Class C Shares	242	745	1,274	2,723
Class Y Shares	133	415	718	1,579

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Mid Cap Growth Fund

An Overview of the Fund

Objective

To provide growth of your investment.

Principal Strategies

Ivy Mid Cap Growth Fund (formerly, W&R Mid Cap Growth Fund) seeks to achieve its objective by investing primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Midcap® Growth Index and that IICO, the Fund's investment manager, believes offer above-average growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets in mid cap securities.

In selecting companies, IICO emphasizes a bottom-up approach and may look at a number of factors in its consideration of a security, such as:

  new or innovative products or services
  adaptive or creative management
  strong financial and operational capabilities to sustain growth market potential
  profit potential

Generally, in determining whether to sell a stock, IICO uses the same type of analysis that it uses when buying stocks. For example, IICO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. IICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Mid Cap Growth Fund. These include:

  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the skill of IICO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.

Also, the Fund may invest, to a lesser extent, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Mid Cap Growth Fund is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Mid Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

2001	-12.71%
2002	-25.84%
2003	30.42%
2004	%

In the period shown in the chart, the highest quarterly return was 17.54% (the second quarter of 2003) and the lowest quarterly return was -16.60% (the third quarter of 2002). The Class A return for the year through June 30, 2004 was 9.10%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years
		(or Life
	1 Year	of Class)
	------	--------
Class A (began on 06-30-2000)
Before Taxes	22.92%	-4.19%
After Taxes on Distributions	22.92%	-4.60%
After Taxes on Distributions
and Sale of Fund Shares	14.90%	-3.40%[1]
Class C (began on 07-03-2000)
Before Taxes	29.17%	-3.47%
Class B (began on 07-06-2000)
Before Taxes	25.03%	-4.66%
Class Y (began on 07-10-2000)
Before Taxes	30.71%	-3.00%
Indexes
Russell Midcap Growth Index[2]	42.76%	-11.53%[3]
Lipper Mid-Cap Growth Funds
Universe Average[4]	35.77%	-12.15%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on June 30, 2000.

4Net of fees and expenses.

Fees and Expenses

Ivy Mid Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.79%	1.17%	0.83%	0.60%
Total Annual Fund Operating Expenses	1.89%[5]	3.02%	2.68%[5]	1.70%[5]

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

5The Total Annual Fund Operating Expenses shown reflect the annual fee payable; however, IFDI, the Fund's distributor, and WRSCO, the Fund's transfer agent, have voluntarily agreed to waive expenses for Class A, Class C and Class Y shares so that the total annual fund operating expenses do not exceed the following levels: Class A, 1.65%; Class C, 2.35% and Class Y, 1.25%. IFDI and WRSCO may change or terminate this waiver at any time.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$756	$1,135	$1,538	$2,659
Class B Shares	705	1,233	1,687	3,068[1]
Class C Shares	271[2]	832	1,420	3,012
Class Y Shares	172	534	921	2,004

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$756	$1,135	$1,538	$2,659
Class B Shares	305	933	1,587	3,068[1]
Class C Shares	271	832	1,420	3,012
Class Y Shares	172	534	921	2,004

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Pacific Opportunities Fund

An Overview of the Fund

Objectives

To provide long-term capital growth. Consideration of current income is secondary to this principal objective.

Principal Strategies

Ivy Pacific Opportunities Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies whose securities are traded mainly on markets in the Pacific region, organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, South Korea, Taiwan, Singapore, Thailand, Indonesia, Australia and India.

IICO uses an investment approach that focuses on analyzing a company's financial statements and taking advantage of overvalued or undervalued markets. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Pacific Opportunities Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund. This is called management risk equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays

The risks of investing in foreign securities are more acute in countries with developing economies. Since the Fund normally invests a substantial portion of its assets in these countries, it is exposed to the following additional risks: securities that are even less liquid and more volatile than those in more developed foreign countries; unusually long settlement delays; less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against reparation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer payment of principal and/or interest on external debt).

Investing in the Pacific region involves special risks beyond those described above. For example, certain Pacific region countries may be vulnerable to trade barriers and other protectionist measures that could have an adverse effect on the value of the Fund's portfolio. The limited size of the markets for some Pacific region securities can also make them more susceptible to investor perceptions, which can impact their value and liquidity.

Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Pacific Opportunities Fund may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Pacific Opportunities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past 10 calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. (On March 31, 2004, the Fund's fiscal year end changed from December 31 to March 31.)

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1995	1.59%
1996	20.50%
1997	-21.94%
1998	-20.56%
1999	46.72%
2000	-18.25%
2001	-9.29%
2002	-11.31%
2003	52.85%
2004	%

In the period shown in the chart, the highest quarterly return was 40.73% (the second quarter of 1999) and the lowest quarterly return was -30.21% (the fourth quarter of 1997). The Class A return for the year through June 30, 2004 was -4.83%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

			10 Years
			(or Life
	1 Year	5 Years	of Class)
	--------	----------	-----------
Class A
Before Taxes	44.06%	6.81%	-2.30%
After Taxes on Distributions	44.06%	6.64%	-2.54%
After Taxes on Distributions
and Sale of Fund Shares	28.64%	5.52%	-1.88%[1]
Class B (began on 10-22-1993)
Before Taxes	45.74%	6.63%	-2.66%
Class C (began on 04-30-1996)
Before Taxes	50.96%	7.03%	-0.79%
Indexes
Morgan Stanley Capital International Asia
Pacific Free (excluding Japan) Index[2]	48.67%	7.64%	-0.58%
Lipper Pacific Ex-Japan Funds
Universe Average[3]	46.50%	9.94%	-1.04%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Ivy Pacific Opportunities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	--------	--------	--------	--------

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses	0.98%	1.03%	1.03%	0.73%
Total Annual Fund Operating
Expenses	2.23%	3.03%	3.03%	1.98%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than 30 days of purchase are assessed a 2.00% redemption/exchange fee.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$788	$1,232	$1,701	$2,992
Class B Shares	706	1,236	1,691	3,156[1]
Class C Shares	306[2]	936	1,591	3,346
Class Y Shares	201	621	1,068	2,306

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$788	$1,232	$1,701	$2,992
Class B Shares	306	936	1,591	3,156[1]
Class C Shares	306	936	1,591	3,346
Class Y Shares	201	621	1,068	2,306

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Real Estate Securities Fund

An Overview of the Fund

Objective

To provide total return through a combination of capital appreciation and current income.

Principal Strategies

Ivy Real Estate Securities Fund invests its assets, under normal market conditions, at least 80% of the Fund's net assets (exclusive of collateral received in connection with securities lending) primarily in real estate securities and real estate-related securities. "Real estate securities" include securities issued by issuers that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. "Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

Most of the Fund's real estate securities portfolio will consist of securities issued by Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs)that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. A REOC is a corporation that invests in fee or leasehold ownership of reaal estate, mortages or shares issued by other REITs, but may also engage in related or unrelated businesses. In selecting securities for investment by the Fund, factors such as an issuer's financial condition, financial performance, quality of management, policies and strategies, real estate properties, and competitive market condition are considered by the Fund's investment subadvisor, Advantus Capital Management, Inc. (Advantus Capital). The Fund then invests in those issuers which Advantus Capital determines have potential for long-term sustainable growth in earnings or those trading at discounts to the underlying value of assets owned.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Real Estate Securities Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund the value of the Fund's investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures the value of the Fund's securities issued by real estate-related companies (as discussed in "Additional Information about Principal Investment Strategies and Risks" below) will be adversely affected by changes in the value of the underlying property the value of the Portfolio's securities issued by REITs may be affected if one or more REIT holdings were to lose their favorable tax status the value of the Portfolio's securities owned by REOCs may be affected by income streams derived from businesses other than real estate ownership adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Because the Fund concentrates its investments in the real estate and real estate related industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Real Estate Securities Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Real Estate Securities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of broad measures of market performance and a peer group average. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Real Estate Securities Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of the Ivy Real Estate Securities Fund. The Fund would have had substantially similar annual returns because the shares would have been invested in the same portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Real Estate Securities Fund. If those expenses were reflected, performance shown below would differ.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. (On March 31, 2004, the Fund's fiscal year end changed from July 31 to March 31.)

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

2000	25.66%
2001	9.60%
2002	6.19%
2003	41.14%
2004	%

In the period shown in the chart, the highest quarterly return was 13.57% (the second quarter of 2003) and the lowest quarterly return was -9.01% (the third quarter of 2002). The Class A return for the year through June 30, 2004 was 5.87%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund.. The Fund's returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average Annual Total Returns[1]
as of December 31, 2003

	1 Year	Life of Class
	------	-----------
Class A (began on 2-25-1999)
Before Taxes	33.03%	14.65%
After Taxes on Distributions	31.01%	12.19%
After Taxes on Distributions
and Sale of Fund Shares	21.99%	11.16%
Indexes
Wilshire Associates Real Estate
Securities Index[2]	37.01%	15.70%[3]
Lipper Real Estate Funds
Universe Average[4]	36.75%	15.30%[3]

1For periods prior to December 8, 2003, performance shown is that of the Advantus Real Estate Securities Fund, the predecessor of Ivy Real Estate Securities Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Real Estate Securities Fund. Class A shares of Ivy Real Estate Securities Fund would generally have had substantially similar returns to Class A shares of the Advantus Real Estate Securities Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Real Estate Securities Fund differ from expenses for Class A shares of Ivy Real Estate Securities Fund. Class B, C and Y shares are newer classes of shares and have no performance history prior to December 8, 2003. Class B, C and Y shares will have substantially similar returns to Class A shares of the Fund, though returns would be different to the extent that sales loads, 12b-1 fees and expenses differ among the Classes.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on February 28, 1999.

4Net of fees and expenses.

Fees and Expenses

Ivy Real Estate Securities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.46%	0.97%	0.67%	0.34%
Total Annual Fund Operating Expenses	1.61%	2.87%	2.57%	1.49%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4Expenses have been restated to reflect current contractual arrangements and estimated expenses for each Class.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$729	$1,054	$1,401	$2,376
Class B Shares	690	1,188	1,611	2,889[1]
Class C Shares	260[2]	799	1,365	2,905
Class Y Shares	152	472	814	1,782

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$729	$1,054	$1,401	$2,376
Class B Shares	290	888	1,511	2,889[1]
Class C Shares	260	799	1,365	2,905
Class Y Shares	152	472	814	1,782

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Science and Technology Fund

An Overview of the Fund

Objective

To provide long-term capital growth.

Principal Strategies

Ivy Science and Technology Fund (formerly, W&R Science and Technology Fund) seeks to achieve its objective of growth by concentrating its investments primarily in the equity securities of U.S. and foreign science and technology companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of science or technology companies or companies benefited by the application of scientific or technological discoveries. Science and technology companies are companies whose products, processes or services, in the opinion of IICO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may also invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. The Fund may invest in companies of any size.

IICO typically emphasizes growth potential in selecting stocks; that is, IICO seeks companies in which earnings are likely to grow faster than the economy. IICO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:

  growth potential
  earnings potential
  management
  industry position
  applicable economic and market conditions

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated. IICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Science and Technology Fund. These include:

  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry rapid obsolescence of products or processes of companies in which the Fund invests government regulation in the science and technology industry the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline
  IICO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.

The Fund may invest, to a lesser extent, in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund that concentrates in securities of science and technology companies. This Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Science and Technology Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structures.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of YEAR-BY-YEAR Returns
as of December 31 each year

1998	44.03%
1999	177.01%[1]
2000	-26.31%
2001	-14.48%
2002	-26.57%
2003	30.17%
2004	%

In the period shown in the chart, the highest quarterly return was 82.61% (the fourth quarter of 1999) and the lowest quarterly return was -23.25% (the second quarter of 2000). The Class C return for the year through June 30, 2004 was 5.60%.

1A substantial portion of the Fund's returns during this period is attributable to investments in initial public offerings (IPOs). No assurance can be given that the Fund will be able to invest in IPOs to the same extent as it has in the past or that future IPOs in which the Fund invests will have as equally beneficial an impact on performance.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	--------	-----------	-----------
Class C (began on 07-31-1997)[1]
Before Taxes	30.17%	10.78%	15.02%
After Taxes on Distributions	30.17%	9.49%	13.97%
After Taxes on Distributions
and Sale of Fund Shares	19.61%	9.40%	13.16%
Class Y (began on 06-09-1998)
Before Taxes	31.75%	11.65%	14.39%
Class A (began on 07-03-2000)
Before Taxes	23.72%	-10.58%
Class B (began on 07-03-2000)
Before Taxes	25.82%	-10.57%
Indexes
Goldman Sachs Technology
Industry Composite Index[2]	54.19%	-5.04%	2.38%[3]
Lipper Science & Technology
Funds Universe Average[4]	55.75%	-2.78%	3.81%[3]

1The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on July 31, 1997.

4Net of fees and expenses.

Fees and Expenses

Ivy Science and Technology Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.72%	1.22%	0.82%	0.38%
Total Annual Fund Operating Expenses	1.82%	3.07%	2.67%	1.48%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$749	$1,115	$1,504	$2,589
Class B Shares	710	1,248	1,711	3,088[1]
Class C Shares	270[2]	829	1,415	3,003
Class Y Shares	151	468	808	1,768

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$749	$1,115	$1,504	$2,589
Class B Shares	310	948	1,611	3,088[1]
Class C Shares	270	829	1,415	3,003
Class Y Shares	151	468	808	1,768

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Small Cap Growth Fund

An Overview of the Fund

Objective

To provide growth of capital.

Principal Strategies

Ivy Small Cap Growth Fund (formerly, W&R Small Cap Growth Fund) seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Russell 2000® Growth Index (small cap stocks). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, IICO seeks companies whose earnings, it believes, are likely to grow faster than the economy. IICO may look at a number of factors regarding a company, such as:

  aggressive or creative management
  technological or specialized expertise
  new or unique products or services
  entry into new or emerging industries
  growth in earnings/growth in sales

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. IICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Small Cap Growth Fund. These include:

  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline
  IICO's skill in evaluating and selecting securities for the Fund

The Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Small Cap Growth Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Small Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structures.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1995	32.14%
1996	2.30%
1997	21.12%
1998	44.57%
1999	61.42%
2000*	-16.22%
2001	-2.64%
2002	-25.82%
2003	35.31%
2004	%

In the period shown in the chart, the highest quarterly return was 40.97% (the fourth quarter of 1999) and the lowest quarterly return was -23.83% (the third quarter of 2001). The Class C return for the year through June 30, 2004 was 4.85%.

*Effective as of June 30, 2000, the name of the Fund was changed from Growth to Small Cap Growth and its strategy was changed to reflect a concentration in small cap securities.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	------	--------	--------
Class C1
Before Taxes	35.31%	5.74%	13.43%
After Taxes on Distributions	35.31%	2.66%	10.96%
After Taxes on Distributions
and Sale of Fund Shares	22.95%	4.43%	11.21%
Class Y (began on 12-29-1995)
Before Taxes	36.74%	6.68%	12.45%
Class A (began on 07-03-2000)
Before Taxes	28.62%	-6.48%
Class B (began on 07-06-2000)
Before Taxes	30.90%	-5.89%
Indexes
Russell 2000 Growth Index[2]	48.56%	0.89%	5.41%
Lipper Small-Cap Growth Funds
Universe Average[3]	44.36%	4.88%	8.53%

1The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Ivy Small Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.38%	0.72%	0.46%	0.26%
Total Annual Fund Operating Expenses	1.48%	2.57%	2.31%	1.36%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$717	$1,016	$1,336	$2,242
Class B Shares	660	1,099	1,465	2,635[1]
Class C Shares	234[2]	721	1,235	2,646
Class Y Shares	138	431	745	1,635

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$717	$1,016	$1,336	$2,242
Class B Shares	260	799	1,365	2,635[1]
Class C Shares	234	721	1,235	2,646
Class Y Shares	138	431	745	1,635

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Small Cap Value Fund

An Overview of the Fund

Objective

To provide long-term accumulation of capital.

Principal Strategies

Ivy Small Cap Value Fund primarily invests in various types of equity securities of small capitalization companies. Under normal market conditions, at least 80% of the Fund's total assets (exclusive of collateral received in connection with securities lending) will be invested, at the time of purchase, in common stocks of small capitalization domestic companies and foreign issuers that are publicly traded in the United States. Although a universal definition of small capitalization companies does not exist, the Fund generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000® Value Index. These equity securities will consist primarily of value common stocks, but may also include preferred stock and other securities convertible into equity securities. The Fund's purchase of equity securities may include common stocks that are part of initial public offerings. In selecting equity securities, the Fund's investment subadvisor, BlackRock Financial Management, Inc., searches for those companies that appear to be undervalued or trading below their true worth, and examines such features as a firm's financial condition, business prospects, competitive position and business strategy. The Fund looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Small Cap Value Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund equity securities of small capitalization companies may be subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth the value of a security believed by the Fund's investment subadvisor to be undervalued may never reach what the investment subadvisor believes is its full value, or such security's value may decrease adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Small Cap Value Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Small Cap Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance and a peer group average. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Venture Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy Small Cap Value Fund. The Fund would have had substantially similar annual returns because the shares would have been invested in the same portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Small Cap Value Fund. If those expenses were reflected, performance shown below would differ.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. (On March 31, 2004, the Fund's fiscal year end changed from July 31 to March 31.)

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1998	-7.30%
1999	-3.93%
2000	26.51%
2001	15.98%
2002	-18.68%
2003	50.82%
2004	%

In the period shown in the chart, the highest quarterly return was 22.35% (the second quarter of 2003) and the lowest quarterly return was -26.24% (the third quarter of 2002). The Class A return for the year through June 30, 2004 was 6.23%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund.. The Fund's returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average Annual Total Returns[1]
as of December 31, 2003

			10 Years
	1 Year	5 Years	(or Life of Class)
	------	-----------	-----------
Class A (began on 1-31-1997)
Before Taxes	42.15%	10.26%	10.29%
After Taxes on Distributions	42.11%	9.16%	8.94%
After Taxes on Distributions
and Sale of Fund Shares	27.44%	8.17%	8.11%
Index
Russell 2000 Value Index[2]	46.07%	12.32%	11.87%[3]
Lipper Small-Cap Core Funds
Universe Average[4]	44.24%	10.07%	9.05%[3]

1For periods prior to December 8, 2003, performance shown is that of the Advantus Venture Fund, the predecessor to Ivy Small Cap Value Fund, restated to reflect current sales charges applicable to Class A of the Ivy Small Cap Value Fund. Class A shares of Ivy Small Cap Value Fund would generally have had substantially similar returns to Class A shares of the Advantus Venture Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Venture Fund differ from expenses for Class A shares of the Ivy Small Cap Value Fund. Class B, C and Y shares are new classes of shares and have no performance history prior to December 8, 2003. Class B, C and Y shares will have substantially similar returns to Class A shares of the Fund, though returns would be different to the extent that sales loads, 12b-1 fees and expenses differ among the Classes.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on January 31, 1997.

4Net of fees and expenses.

Fees and Expenses

Ivy Small Cap Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.41%	1.14%	0.70%	0.36%
Total Annual Fund Operating Expenses	1.51%	2.99%	2.55%	1.46%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4Expenses have been restated to reflect current contractual arrangements and estimated expenses for each class.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$720	$1,025	$1,351	$2,273
Class B Shares	702	1,223	1,671	2,953[1]
Class C Shares	258[2]	793	1,355	2,885
Class Y Shares	149	462	797	1,746

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$720	$1,025	$1,351	$2,273
Class B Shares	302	923	1,571	2,953[1]
Class C Shares	258	793	1,355	2,885
Class Y Shares	149	462	797	1,746

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Value Fund

An Overview of the Fund

Objective

To provide long-term accumulation of capital.

Principal Strategies

Ivy Value Fund seeks to achieve its objective by investing, for the long term, in the common stocks of primarily large-cap U.S. and foreign companies. The Fund seeks to invest in stocks that are, in the opinion of IICO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Fund typically invests in large-cap companies, it may invest in securities of any size company.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Ivy Value Fund. These include:

  IICO's skill in evaluating and selecting securities for the Fund the value of a security believed by IICO to be undervalued may never reach what IICO believes is its full value, or such security's value may decrease adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

The value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest

Ivy Value Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Value Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance and a peer group average. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Cornerstone Fund which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy Value Fund. The Fund would have had substantially similar annual returns because the shares would have been invested in the same portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Value Fund. If those expenses were reflected, performance shown below would differ.

The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. (On March 31, 2004, the Fund's fiscal year end changed from July 31 to March 31.)

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1995	32.93%
1996	30.14%
1997	21.08%
1998	0.70%
1999	0.02%
2000	-2.21%
2001	-10.81%
2002	-15.71%
2003	26.73%

In the period shown in the chart, the highest quarterly return was 16.17% (the second quarter of 2003) and the lowest quarterly return was -18.54% (the third quarter of 2002). The Class A return for the year through June 30, 2004 was 4.60%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%), treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

Average Annual Total Returns[1]
as of December 31, 2003

			10 Years (or
	1 Year	5 Years	Life of Class)
	------	-----------	-----------
Class A (began on 9-16-1994)
Before Taxes	19.44%	-2.53%	6.43%
After Taxes on Distributions	19.16%	-2.79%	4.95%
After Taxes on Distributions
and Sale of Fund Shares	12.70%	-2.03%[2]	4.90%
Index
Russell 1000 Value Index[3]	30.03%	3.55%	12.93%[4]
Lipper Large-Cap Value Funds
Universe Average[5]	28.27%	2.07%	10.31%[4]

1For periods prior to December 8, 2003, performance shown is that of the Advantus Cornerstone Fund, the predecessor of Ivy Value Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Value Fund. Class A shares of Ivy Value Fund would generally have had substantially similar returns to Class A shares of the Advantus Cornerstone Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Cornerstone Fund differ from expenses for Class A shares of Ivy Value Fund. Class B, C and Y shares are new classes of shares and have no performance history prior to December 8, 2003. Class B, C and Y shares will have substantially similar returns to Class A shares of the Fund, though returns would be different to the extent that sales loads, 12b-1 fees and expenses differ among the Classes.

2After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3Reflects no deduction for fees, expenses or taxes.

4Index comparison begins on September 30, 1994.

5Net of fees and expenses.

Fees and Expenses

Ivy Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.39%	0.86%	0.67%	0.36%
Total Annual Fund Operating Expenses	1.34%	2.56%	2.37%	1.31%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4Expenses have been restated to reflect current contractual arrangements and estimated expenses for each Class.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$704	$ 975	$1,266	$2,094
Class B Shares	659	1,097	1,462	2,595[1]
Class C Shares	240[2]	739	1,264	2,703
Class Y Shares	134	416	719	1,581

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$704	$975	$1,266	$2,094
Class B Shares	259	797	1,362	2,595[1]
Class C Shares	240	739	1,264	2,703
Class Y Shares	134	416	719	1,581

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Additional Information About Principal Investment Strategies, Other Investments and Risks

Ivy Asset Strategy Fund: The Fund seeks to achieve its objective of high total return over the long term by allocating its assets among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee, however, that the Fund will achieve its objective.

Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer. The Fund may also invest up to 100% of its assets in foreign securities.

IICO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's objective. Although IICO uses its expertise and resources in choosing investments and in allocating assets, IICO's decisions may not always be beneficial to the Fund.

Generally, the mix of assets in the Fund will change from time to time depending on IICO's assessment of the market for each investment type. The allowable range and approximate percentage of the mix for each investment type, as a percentage of the Fund's total assets, are listed below. Some types of investments, such as indexed securities, may fall into more than one category.

Portfolio Mix
[ ] Stocks 70%	[ ] Bonds 25%	[ ] Short-term 5%
(can range from 0-100%)	(can range from 0-100%)	(can range from 0-100%)

IICO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock allocation during stock market down cycles and typically increasing the stock allocation during periods of strongly positive market performance. Generally, IICO makes asset shifts gradually over time. IICO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.

The Fund may also seek to reduce or hedge the risks of investing in certain gold-related securities by investing in options on gold or in futures contracts on gold.

As a temporary defensive measure, the Fund may increase its holdings in bonds or short-term instruments when IICO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value; the Fund may also invest in derivative instruments for both defensive and speculative purposes. IICO may, as a temporary defensive measure, invest up to all of the Fund's assets in:

  money market instruments rated in one of the two highest rating categories by any NRSRO, or unrated securities judged by IICO to be of equivalent quality precious metals

Although IICO may seek to preserve appreciation in the Fund by taking a temporary defensive position, doing so may prevent the Fund from achieving its investment objective.

Risks. An investment in Ivy Asset Strategy Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Low-rated Securities Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the Statement of Additional Information (SAI).

Ivy Balanced Fund: The Fund seeks to achieve its primary objective of providing current income, and its secondary objective of long-term appreciation of capital, by investing primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund owns common stocks in order to provide possible appreciation of capital and some dividend income and the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. . The Fund ordinarily invests at least 25% of its total assets in fixed income securities.

In its equity investments, the Fund invests primarily in medium to large, well-established companies, that typically issue dividend producing securities. The majority of the Fund's debt holdings are either U.S. government securities or investment grade corporate bonds, that include bonds rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, deemed by IICO to be of comparable quality. The Fund has no limitations on the range of maturities of debt securities in which it may invest. The Fund may also invest in foreign securities.

IICO may look at a number of factors in selecting securities for the Fund. For equity investments, it may emphasize a blend of value and growth potential. For value securities, IICO looks for undervalued companies whose asset value or earnings power is not reflected in the price of their stock. In selecting growth securities, it seeks to identify securities whose earnings are likely to grow faster than the economy. In selecting debt securities for the Fund, IICO seeks high-quality securities with minimal credit risk.

Generally, in determining whether to sell an equity security, IICO uses a similar analysis that it uses when buying securities in order to determine if the equity security is still undervalued or has ceased to offer the desired growth potential. In determining whether to sell a debt security, IICO considers whether the debt security continues to maintain minimal credit risk. IICO may also sell a security if the security ceases to produce income or otherwise to take advantage of attractive investment opportunities and/or to raise cash.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, however, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Balanced Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Capital Appreciation Fund (formerly, Tax-Managed Equity Fund): The Fund seeks to achieve its objective of long-term growth of capital while minimizing taxable gains and income to shareholders by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that IICO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will, likely, grow over time. There is no guarantee, however, that the Fund will achieve its objective.

The Fund emphasizes growth stocks; however, it may also invest in value stocks. As well, the Fund may invest in preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.

The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of realized net short-term gains (taxed as ordinary income), as well as distributions of realized net long-term gains. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed).

IICO ordinarily uses one or more of the following strategies in its management of the Fund:

  a long-term, low turnover approach to investing
  an emphasis on lower-yielding securities to require distribution of little, if any, taxable income an attempt to avoid net realized short-term gains
  in the sale of portfolio securities, selection of the most tax-favored lots selective tax-advantaged hedging techniques as an alternative to taxable sales

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term U.S. government securities) and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Notwithstanding the Fund's use of tax-management investment strategies, the Fund may have taxable income and may realize taxable capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large undistributed realized capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. As well, state or Federal tax laws or regulations may be amended at any time and may include adverse changes to applicable tax rates or capital gain holding periods.

Risks. An investment in Ivy Capital Appreciation Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Core Equity Fund: The Fund seeks to achieve its objectives of capital growth and income by investing, during normal market conditions, in common stocks of large, high quality U.S. and to a lesser extent foreign, companies that are well-known, have been consistently profitable and have dominant positions in their industries. The Fund invests primarily in common stocks and securities convertible into common stocks. There is no guarantee, however, that the Fund will achieve its objectives.

When IICO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (typically, investment grade) including commercial paper, short-term U.S. government securities and/or preferred stocks. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy Core Equity Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Cundill Global Value Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of companies throughout the world. There is no guarantee, however, that the Fund will achieve its objective.

The investment approach of Peter Cundill & Associates, Inc. (Cundill), the Fund's subadvisor, is based on a contrarian "value" philosophy. Cundill looks for securities that are trading below their estimated intrinsic value. To determine the intrinsic value of a particular company, Cundill focuses primarily on the company's financial statements. Cundill also considers factors such as earnings, dividends, business prospects, management capabilities and potential catalysts (such as a change in management) to realize shareholder value. A security is purchased when the price reflects a significant discount to Cundill's estimate of the company's intrinsic value. Given the bottom-up or company-specific approach, Cundill does not forecast economies or corporate earnings.

The Fund may from time to time take a temporary defensive position, and invest without limit in U.S. government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy Cundill Global Value Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Market Risk
  Mid Size Company Risk
  Securities Lending Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Dividend Income Fund: The Fund seeks to achieve its objectives of income and long-term capital growth by investing primarily in dividend-paying common stocks that IICO believes also demonstrate favorable prospects for long-term capital growth. There is no guarantee, however, that the Fund will achieve its objectives.

Although major changes tend to be infrequent, the Board of Trustees of the Fund may change the Fund's investment objectives without seeking shareholder approval.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying securities.

While the Fund invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its objective. To the extent the Fund invests in debt securities, the Fund intends to primarily invest in investment-grade debt securities.

At times, when IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, however, the Fund may not achieve its objective.

Risks. An investment in Ivy Dividend Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy European Opportunities Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of companies located or otherwise doing business in European countries and covering a broad range of economic and industry sectors. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund's subadvisor follows a "bottom-up" approach to investing, which focuses on higher-quality companies that offer prospects for long-term earnings growth. Company selection is generally based on an analysis of a wide range of financial indicators (such as growth, earnings, cash, book and enterprise value), as well as factors such as market position, competitive advantage and management strength. Country and sector allocation decisions are driven by the company selection process.

The Fund may also invest a significant portion of its assets in European debt securities, up to 20% of which are considered below investment grade (commonly referred to as "high yield" or "junk" bonds).

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of the Fund's subadvisor as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

The Fund may from time to time take a temporary defensive position, and invest without limit in U.S. government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy European Opportunities Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Initial Public Offering Risk
  Large Company Risk
  Low-rated Securities Risk
  Market Risk
  Mid Size Company Risk
  Securities Lending Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Global Natural Resources Fund: The Fund seeks to achieve its objective of long-term growth by investing primarily in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies. There is no guarantee, however, that the Fund will achieve its objective.

The Fund's subadvisor targets, for investment, well-managed companies that are expected to increase shareholder value through successful exploration and development of natural resources, balancing the Fund's portfolio with low cost, low debt producers that have outstanding asset bases, and positions that are based on anticipated commodity price trends. Additional emphasis is placed on sectors that are out of favor but appear to offer the most significant recovery potential over a one to three year period. All investment decisions are reviewed systematically and cash reserves may be allowed to build up when valuations seem unattractive. The Fund's subadvisor attempts to minimize risk through diversifying the Fund's portfolio by commodity, country, issuer, and market capitalization of companies.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of the Fund's subadvisor as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

The Fund may from time to time take a temporary defensive position, and invest without limit in U.S. government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

The Fund can invest in precious metals and other physical commodities. Commodities trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Fund's investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for precious metals and other commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The Fund may also pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

Risks. An investment in Ivy Global Natural Resources Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy International Fund: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in equity securities principally traded in European, Pacific Basin and Latin American markets. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests in a variety of economic sectors and industry segments to reduce the effects of price volatility in any one area, and usually is invested in at least three different countries. IICO focuses on expanding foreign economies and companies that generally have at least $1 billion in capitalization at the time of investment and a solid history of operations. Individual securities are selected on the basis of various indicators (such as management, cash flow, assets and competitive market position) and are reviewed for fundamental financial strength.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of IICO as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

The Fund may from time to time take a temporary defensive position, and invest without limit in U.S. government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy International Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy International Balanced Fund: The Fund seeks to achieve its objective of a high level of total return by investing in equity and debt securities issued by international companies and governmental agencies of any size. Normally, the Fund invests approximately 50% to 70% of its assets in international equity securities and approximately 30% to 50% of its assets in international investment-grade debt securities. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests primarily in securities of companies or governments in developed foreign markets. However, the Fund may also invest up to 20% of its total assets in equity securities of companies located in developing or emerging markets. In addition, the Fund may invest up to 10% of its total assets in debt securities of companies or governments located in developing or emerging markets. (For purposes of the investment percentages described in the preceding sentences, collateral received in connection with securities lending shall not be considered Fund assets.) Under normal circumstances, the Fund will maintain investments in at least three foreign countries.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, warrants or rights to purchase such securities. In selecting these equity securities, the subadvisor conducts a bottom-up, company-by-company analysis, rather than focusing on a specific industry or economic sector. The subadvisor concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential; that is, the subadvisor seeks securities that it believes are selling at a discount. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments which are more fully described in the SAI. In selecting debt securities the subadvisor evaluates current, as well as expected future trends in, interest rates and general economic conditions, and then attempts to identify those securities and issuers which, in its judgment, are likely to perform well in such circumstances.

The Fund may also invest a lesser portion of its assets in closed-end investment companies, restricted and illiquid securities, U.S. government and domestic investment-grade debt securities, American Depositary Receipts, European Depositary Receipts, securities and index futures contracts, forward foreign currency exchange contracts, exchange-traded foreign currency futures contracts, securities of other mutual funds, options (the Fund may purchase and sell put and call options), repurchase agreement transactions, securities purchased on a when-issued or forward commitment basis and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of the Fund's subadvisor as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy International Balanced Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy International Growth Fund: The Fund seeks to achieve its objective of long-term capital appreciation, with current income as a secondary objective, by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, IICO believes, are likely to have strong growth over several years. The Fund may invest in any geographic area and within various sectors. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of the Fund's investment manager as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

When IICO believes that a temporary defensive position is desirable, it may invest up to all of the Fund's assets in debt securities (including commercial paper and short-term U.S. government securities) and/or preferred stocks; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; it may use forward currency contracts to hedge specific foreign currencies; and it may also invest up to all of the Fund's assets in domestic securities. By taking a temporary defensive position, the Fund may not achieve its investment objectives.

Risks. An investment in Ivy International Growth Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy International Value Fund: The Fund seeks to achieve its primary objective of long-term capital growth by investing primarily in equity securities principally traded in European, Pacific Basin and Latin American markets. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests in a variety of economic sectors and industry segments to reduce the effects of price volatility in any one area. IICO seeks out rapidly expanding foreign economies and companies that generally have at least $1 billion in capitalization at the time of investment and a solid history of operations. Other factors that IICO considers in selecting particular countries include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using a value approach, which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of the Fund's investment manager as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

The Fund may from time to time take a temporary defensive position, and invest without limit in U.S. government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy International Value Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Large Cap Growth Fund: The Fund seeks to achieve its objective of appreciation of your investment through a diversified holding of securities, primarily those issued by large to medium sized, higher-quality U.S. and foreign companies that IICO believes have both appreciation possibilities and sustainable competitive advantage. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 25% of its total assets in foreign securities.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities (which may include money market instruments held as cash reserves), preferred stocks or both. The Fund may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

Risks. An investment in Ivy Large Cap Growth Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Mid Cap Growth Fund: The Fund seeks to achieve its objective of growth of your investment by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Midcap® Growth Index (Russell Midcap) and that IICO believes offer above-average growth potential. For this purpose, the Fund considers a company's capitalization at the time the Fund acquires the company's securities, and the company need not be listed in Russell Midcap. Companies whose capitalization falls outside the range of Russell Midcap after purchase continue to be considered medium capitalization companies for purpose of the Fund's investment policy. There is no guarantee, however, that the Fund will achieve its objective.

In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term securities issued by the U.S. government or its agencies or instrumentalities), preferred stocks or both. As well, the Fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. The Fund may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

Risks. An investment in Ivy Mid Cap Growth Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Pacific Opportunities Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in equity securities of companies traded mainly on markets in the Pacific region, issued by companies organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, South Korea, Taiwan, Singapore, Thailand, Indonesia, Australia and India. There is no guarantee, however, that the Fund will achieve its objective.

The Fund usually invests in at least three different countries, and does not intend to concentrate its investments in any particular industry. The countries in which the Fund invests are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using an approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities.

The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements). The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgment of IICO as to certain market movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

The Fund may from time to time take a temporary defensive position, and invest without limit in U.S. government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short term notes and other money market securities. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

Risks. An investment in Ivy Pacific Opportunities Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Real Estate Securities Fund: The Fund seeks to achieve its objective of total return through a combination of capital appreciation and current income by investing primarily in real estate securities and real estate-related securities. The Fund does not invest directly in real estate. There is no guarantee, however, that the Fund will achieve its objective.

"Real estate securities" include securities offered by issuers that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include real estate investment trusts (REITs), real estate operating companies (REOCs), real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly traded limited partnerships.

"Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, financial institutions that issue or service mortgages and resort companies.

Most of the Fund's real estate securities portfolio will consist of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. The Fund mostly invests in equity REITs but also invests lesser portions of its assets in mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986, as amended (Code), may deduct dividends paid to shareholders, effectively eliminating any corporate level federal income tax. As a result, REITs distribute a larger portion of their earnings to investors than other corporate entities subject to federal corporate tax. A REOC is typically structured as a "C" corporation under the Code and does not have the favorable tax treatment that is accorded a REIT.

The Fund may invest in securities of issuers of any size, including issuers with small, medium or large market capitalizations. The Fund may also invest a limited portion of its assets in foreign securities. Generally, in selecting securities, the subadvisor considers factors such as an issuer's financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market position. In selecting equity securities for the Fund, Advantus Capital assesses an issuer's potential for sustainable earnings growth over time.

In addition, the Fund may invest up to 20% of its assets in securities issued by companies outside of the real estate industry. The Fund may also invest in non-real estate-related equity securities, convertible debt securities, investment-grade fixed income securities, securities of other mutual funds (open-end and closed), exchange-traded funds, repurchase agreement transactions, restricted and illiquid securities, stock index futures contracts, options (the Fund may purchase and sell put and call options), American Depositary Receipts, securities purchased on a when issued or forward commitment basis, and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

An investment in the Ivy Real Estate Securities Fund may encounter the risk of greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected from a greater number of issuers.

As well, the value of the Fund's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities including changes in the Code or failure to meet Code requirements, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

Risks. An investment in Ivy Real Estate Securities Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  REIT-Related Risk
  REOC-Related Risk
  Securities Lending Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Science and Technology Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of science and technology companies. Science and technology companies are companies whose products, processes or services, in IICO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business, itself, is not within the science and technology industry. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may invest in, but is not limited to, areas such as:

  aerospace and defense electronics
  biotechnology
  business machines
  cable and broadband access
  communications and electronic equipment
  computer software and services
  computer systems
  electronics and energy
  electronic media
  genomics
  internet and internet-related services
  medical devices and drugs
  medical and hospital supplies and services
  office equipment and supplies

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Fund may invest a limited amount of its assets in foreign securities.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. government securities or other debt securities, mostly of investment grade. The Fund may also invest in options and futures contracts for hedging purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

Risks. An investment in Ivy Science and Technology Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Small Cap Growth Fund: The Fund seeks to achieve its objective of growth of capital by investing primarily in small cap common stocks of small cap companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may occasionally invest in securities of larger companies that, in IICO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.

The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Russell 2000® Growth Index after purchase will not be sold solely because of its increased capitalization.

In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may invest up to 10% of its total assets in foreign securities.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term U.S. government securities) and/or preferred stocks. The Fund may also invest in more established companies, such as those with longer operating histories than many small cap companies. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Small Cap Growth Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Small Cap Value Fund: The Fund seeks to achieve its objective of long-term accumulation of capital by investing primarily in various types of equity securities such as common stock, preferred stock and securities convertible into equity securities of small capitalization domestic companies and foreign issuers that are publicly traded in the United States. There is no guarantee, however, that the Fund will achieve its objective.

Although a universal definition of small capitalization companies does not exist, the Fund generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000® Value Index. Some companies may outgrow the definition of a small capitalization company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's minimum 80% allocation to small capitalization companies. From time to time, the Fund will also invest a lesser portion of its assets in securities of mid and large capitalization companies (i.e., companies with market capitalizations larger than that defined above).

In selecting value stocks and other equity securities, the Fund's subadvisor primarily looks to equity securities it believes are undervalued or trading below their true worth, but that appear likely to come back into favor with investors. Undervalued securities are securities that the subadvisor believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns, (b) are undervalued relative to the potential for improved operating performance and financial strength, or (c) are issued by companies that have recently undergone a change in management or control, or developed new products or services that may improve their business prospects or competitive position. In assessing relative value, the subadvisor will consider factors such as a company's ratio of market price to earnings, ratio of market price to book value, ratio of market price to assets, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, product pricing, quality of management and competitive market position. In seeking to achieve its investment objectives, the Fund may also invest in equity securities of companies that the subadvisor believes show potential for sustainable earnings growth above the average market growth rate. The Fund's purchases of equity securities may include shares of common stock that are part of a company's initial public offering. In addition, the Fund may invest lesser portions of its assets in restricted and illiquid securities, convertible and non-convertible investment-grade and non-investment grade debt securities, securities of other mutual funds, foreign securities, warrants, repurchase agreement transactions, stock index futures contracts, options (the Fund may purchase and sell put and call options), when-issued or forward commitment transactions, index depositary receipts, and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy Small Cap Value Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Initial Public Offering Risk
  Market Risk
  Mid Size Company Risk
  Securities Lending Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Value Fund: The Fund seeks to achieve its objective of long-term accumulation of capital by primarily investing, for the long term, in the common stocks of large-cap U.S. and foreign companies. The Fund seeks to invest in stocks that are, in the opinion of IICO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. There is no guarantee, however, that the Fund will achieve its objective.

Although the Fund typically invests in large-cap companies, it may invest in securities of any size company.

IICO utilizes both fundamental research and quantitative analysis to identify securities for the Fund. The Fund will typically invest in core value stocks: stocks of companies in industries that have relatively lower price-to-earnings ratios than growth stocks. The Fund may also invest in growth stocks that are, in IICO's opinion, temporarily undervalued.

IICO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its selection process. It considers numerous factors in its analysis of issuers and stocks, including the following:

  intrinsic value of the company not reflected in stock price historical earnings growth
  future expected earnings growth
  company's position in its respective industry
  industry conditions
  competitive strategy
  management capabilities
  free cash flow potential

The Fund will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or its has performed below IICO's expectations.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Value Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Income Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

All Funds

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on the skill of IICO or a subadvisor in selecting investments and, with respect to Ivy Asset Strategy Fund, on IICO's skill in allocating assets.

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its objectives. For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and precious metals involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Each Fund may actively trade securities in seeking to achieve its objectives. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which would increase your taxable income. Factors that can lead to active trading for any fund include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a fund's market capitalization target, and the need to sell a security to meet redemption activity.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its SAI.

Defining Risks

Company Risk -- An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Concentration Risk -- If a Fund invests more than 25% of its total assets in a particular industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Credit Risk -- An issuer of a debt security (including mortgage-backed securities) or a REIT may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of a Fund. Also, a change in the quality rating of a debt security or a REIT security can affect the security's liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on IICO's or a subadvisor's analysis of credit risk more heavily than usual.

Diversification Risk -- A Fund is subject to diversification risk if the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (a Fund is considered diversified, as defined in the Investment Company Act of 1940, as amended (1940 Act), if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio). The Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund with a more diversified investment portfolio.

Extension Risk -- Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Risk -- Foreign securities may be denominated in foreign currencies. The value of a Fund's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk -- The Funds may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent a Fund's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Funds from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk -- Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

The value of securities issued by companies located in emerging market countries may be subject to greater volatility than foreign securities issued by companies in developed markets. Risks of investing in foreign securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of legal structures governing private and foreign investment and private property.

Growth Stock Risk -- Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Income Risk -- The Fund may experience a decline in its income due to falling interest rates.

Initial Public Offering Risk -- A Fund may not be able to sustain the positive effect on performance that may result from investments in initial public offerings (IPOs). Investments in IPOs can have a significant positive impact on the Fund's performance. The positive effect of investments of IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Fund grows.

Interest Rate Risk -- The value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Large Company Risk -- A Fund with a portfolio of large capitalization company securities may underperform the market as a whole.

Low-rated Securities Risk -- In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

Market Risk -- All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Mid Size Company Risk --Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Prepayment Risk -- Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate. As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including mortgage REITs). As a result, a Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline of the Fund's income.

REIT-Related Risk -- The value of a Fund's REIT securities may be adversely affected by changes in the value of the underlying property. In addition, the value of equity or mortgage REITs could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the 1940 Act.

REOC-Related Risk -- A REOC is similar to a REIT in that it is a company that owns and operates commercial real estate, but unlike a REIT it has the freedom to reinvest all its funds from operations back into the company, and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a Fund's REOC securities may be adversely affected by the same factors that adversely affect REITs. In addition, REOCs do not have the favorable tax treatment that is accorded a REIT.

Securities Lending Risk -- A Fund may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, a Fund enters into loan arrangements only with institutions that IICO or a subadvisor has determined are creditworthy.

Small Company Risk -- Equity securities of small capitalization companies (including small capitalization REITs) are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Value Stock Risk -- Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO or a subadvisor, undervalued. The value of a security believed by IICO or a subadvisor to be undervalued may never reach what is believed to be is its full value, or such security's value may decrease.

Your Account

Choosing a Share Class

Each class of shares offered in this prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $1 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within twelve months after purchase
Maximum distribution and service (12b-1) fees of 0.25% For an investment of $1 million or more, only Class A shares are available	Maximum distribution and service (12b-1) fees of 1.00% Converts to Class A shares 8 years after the month in which the shares were purchased, thus reducing future annual expenses	Maximum distribution and service (12b-1) fees of 1.00% Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $300,000 or more, your financial advisor typically will recommend purchase of Class A shares due to a reduced sales charge and lower annual expenses

1A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B, Class C and Class Y shares. Such Plans permit the Funds to pay marketing and other fees to support both the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisor. Under the Class A Plan, a Fund may pay Ivy Funds Distributor, Inc. (IFDI) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse and/or compensate IFDI for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay IFDI, on an annual basis, a service fee of up to 0.25% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to IFDI by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by IFDI with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that IFDI is permitted to receive under the NASD rules as then in effect. Under the Class Y Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Since these fees are paid out of a fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower net asset value than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. As noted, Class A shares that have a Plan pay an annual 12b-1 fee of up to 0.25% of average Class A net assets, except Class A shares of Ivy International Fund issued prior to January 1, 1992 are not subject to an ongoing service fee. For this Fund, the annual service fee attributable to the Class A shares of the Fund may equal up to 0.25% of the net assets issued on or after January 1, 1992. The ongoing expenses of Class A are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price	Invested	Price
--------	-----------	----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[1]	0.00	0.00	see below

1No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a CDSC of 1% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

IFDI may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

IFDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge.

Sales Charge Reductions and Waivers

Lower sales charges on the purchase of Class A shares are available by:

  Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the net asset value (NAV) of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform IFDI that you are entitled to a reduced sales charge and provide IFDI with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from IFDI, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under an LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included.
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any of categories 1 through 7 listed below may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other of these categories:

1.         Purchases by you for your own account;

2.         Purchases by your spouse for his or her own account;

3.         Purchases by you or your spouse for your joint account;

4.         Purchases by you or your spouse for the account of your child under age 21;

5.         Purchase by any custodian for your or your spouse's child in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA) account;

6.         Purchases by you or your spouse for your or your spouse's individual retirement account (IRA), salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the Code), provided that such purchases are subject to a sales charge (see "Sales Charge Waivers for Certain Investors" and "Sales Charge Waivers for Certain Transactions" below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that investment), tax-sheltered annuity account (TSA) or Keogh plan account, provided that you and your spouse are the only participants in the Keogh plan; and

7.         Purchases by a trustee under a trust where you or your spouse is the settlor (the person who establishes the trust).

For the foregoing categories, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under other retirement plans:

1.         All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan;

2.         All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Code (a "qualified plan") that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All qualified plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3.         All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described in categories 1 through 7 listed above.

In order for an eligible purchase to be grouped, you must advise IFDI at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Ivy Money Market are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed, Inc. (Waddell & Reed) and Legend Equities Corporation (Legend), the grouping privileges described above also apply to the corresponding classes of shares of funds in the Waddell & Reed Advisors Family of Funds.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

  Shareholders investing through certain investment advisors and financial planners who charge a management, consulting or other fee for their services
  The Trustees and officers of Ivy Funds, the Directors and officers of Ivy Funds, Inc. or of any affiliated entity of IICO, employees of IFDI and its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each of the foregoing (including purchases into certain retirement plans and certain trusts for those individuals), and the employees of financial advisors of Waddell & Reed
  Minnesota Life Trustees and officers, Directors, or any affiliated entity of Minnesota Life, employees of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals
  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records
  Participants in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and are segregated from any other retirement plan assets
  The Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program" in the SAI.
  Sales representatives, and their immediate family members, associated with unaffiliated third party broker/dealers with which IFDI has entered into selling agreements
  Friends of the Firm, which include certain people who have an existing relationship with IFDI or any of its affiliates

Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

  Exchange of Class A shares of any fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Waddell & Reed Advisors Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares
  One-Time Reinvestment of all or part of the proceeds of redemption of your Class A shares of a Fund in Class A shares of the Fund, if the reinvestment is made within 45 days of the Fund's receipt of your redemption request
  Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, if such loans are permitted by the plan and the plan may invest in shares of the Fund

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, on the Funds' website at www.ivyfunds.com, including hyperlinks to facilitate access to this information. You will find more information in the Fund's SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to IFDI, as further described below. The purpose of the CDSC is to compensate IFDI for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted above, Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on August 17, 2005, then redeems all Class B shares on August 15, 2006, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you will pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for seven years or longer, Class C shares may not be appropriate.

IFDI pays 4.00% of the amount invested to dealers who sell Class B shares and 1.00% of the amount invested to dealers who sell Class C shares.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to IFDI redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, a Keogh plan or a custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Trustees or Directors of the Funds, Directors of affiliated companies, current or retired officers of the Funds, employees of IFDI and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund, subject to the limitation on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed for Class C shares, redemptions made by shareholders that have purchased shares of the Fund through certain group plans that have selling agreements with IFDI and that are administered by a third party and/or for which brokers not affiliated with IFDI provide administrative or recordkeeping services the exercise of certain exchange privileges
  redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500 redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which may require certain notice.

Class Y shares are not subject to a sales charge. Class Y shares do, however, pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets.

Class Y shares are only available for purchase by:

  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees that are participants and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services certain retirement plans and trusts for employees of Waddell & Reed and its affiliates

Additional Dealer Compensation

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor; the 12b-1 fee paid by the class of shares of the Fund that you own; as well as payments by IFDI and its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the class of share you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and may be required by the intermediary in order for the Ivy Family of Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary's established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from IFDI or its affiliates for providing related sub-transfer agency and other services.

IFDI may also compensate an intermediary and/or financial advisor for IFDI's participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. IFDI may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary's established policies.

Compensation arrangements such as those described above are undertaken to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.

  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For the 2005 and 2006 tax years, the Annual Dollar Limit is $4,000. For individuals who have attained age 50 by the last day of the calendar year for which a contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for 2005 and $1,000 for 2006. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year.
  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year. An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary.
  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.
  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.
  Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $42,000 for 2005.
  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.
  403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.
  457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by IFDI. Contact your financial advisor for the form.

Buying Shares

You may buy shares of each of the Funds through IFDI and through third parties that have entered into selling arrangements with IFDI. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

IFDI generally will not accept new account applications to establish an account with non-U.S. address (APO/FPO addresses are acceptable) or for a non-resident alien.

By mail: To purchase any class of shares by check, make your check payable to Ivy Funds Distributor, Inc. Mail the check, along with your completed application, to:

Ivy Funds Distributor, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

By telephone or internet: To purchase Class A, B or C shares of a Fund by wire or by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase. Please call 800-777-6472 to report your purchase, or fax the information to 800-532-2749. You should then instruct your bank to use the bank information listed immediately below. For internet transactions, you may not execute trades greater than $25,000. You may purchase Class Y shares by calling 800-532-2783 or faxing instructions to 800-532-2749. If you need to establish an account for Class Y shares, you must first call 800-532-2783 to obtain an account number. You may then mail a completed application to IFDI at the above address, or fax it to 800-532-2749.

Please instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the NYSE is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund's shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of a Fund's NAV:

  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable or are unreliable are valued at their fair value by or at the direction of the Board of Trustees or Board of Directors, as discussed below.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to procedures approved by the Board of Trustees or Board of Directors. A Fund may also use these procedures to value certain types of illiquid securities. Fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund's NAV is calculated.

A Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some funds, such as Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Growth Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, which may invest a portion of their assets in foreign securities, may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Fund's Board of Trustees or Board of Directors. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuation. The Funds have retained a third-party pricing service (the Service) to assist in valuing foreign securities held in the Funds' portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WRSCO, in accordance with guideless adopted by each of the Fund's Board of Trustees or Board of Directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Boards regularly review, and WRSCO regularly monitors and reports to the Boards, the Service's pricing of the Funds' foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event -- thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund's NAV will be subject, in part, to the judgment of the Board of Trustees or Board of Directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It may also affect all shareholders in that if Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see " Market Timing Policy."

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Ivy Family of Funds, the payment may be delayed for up to 10 days from the date of purchase to ensure that your previous investment has cleared.
  You may purchase shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in networking through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

IFDI reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account	$500 (per Fund)
For certain exchanges	$100 (per Fund)
For accounts opened with Automatic Investment Service	$50 (per Fund)
For accounts established through payroll deductions	Any amount

To Add to an Account	Any amount
For certain exchanges	$100 (per Fund)
For Automatic Investment Service	$25 (per Fund)

For Class Y:

To Open an Account
For a government entity or authority or for a corporation	$10 million
(within first 12 months)
For other eligible investors	Any amount

To Add to an Account	Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

By mail: Make your check payable to Ivy Funds Distributor, Inc. Mail the check to IFDI, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

By telephone or internet: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8. See "Buying Shares" for additional information.

By Automatic Investment Method: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the NAV per share of that Fund class, subject to any applicable CDSC and/or redemption fee.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable requirements listed in the table below

Deliver the form or your letter to:

Ivy Client Services
c/o Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone: If you have elected this method in your application or by subsequent authorization, you may receive payment of your redemption proceeds via direct ACH for any shares you hold, or via wire if you hold Class Y shares. To redeem your shares, call 800.777.6472, or fax your request to 800.532.2749, and give your instructions to redeem your shares via ACH or via wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days).

For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone can only be accepted for amounts up to $50,000.

By internet: You need to have selected the internet option on your Account Application. Once your request for this option has been processed (which may take up to 10 days), you may place your redemption order at www.ivyfunds.com. For your protection, your redemption proceeds will be mailed to your address of record, which may not have been changed within 30 days prior to your redemption request. Requests via the internet can only be accepted for amounts up to $50,000.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC and/or redemption fee, after receipt of a written request for redemption in good order by Ivy Client Services (on behalf of Waddell & Reed Services Company) or other authorized Fund agent at the address listed above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC).
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Trustees or Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Dealers that perform account transactions for their clients by participating in networking through the NSCC are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person.
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record

This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and 60 days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 days after such redemption. IFDI will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class A shares of a Fund, once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Funds' transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

We provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800.777.6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.ivyfunds.com, to:

  obtain information about your accounts
  obtain price information about other funds in the Ivy Family of Funds obtain a Fund's current prospectus
  request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
  quarter-to-date statements (quarterly)
  year-to-date statements (after end of fourth quarter)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus, annual and semiannual reports of the Fund may be mailed to Shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.ivyfunds.com to view and/or download these documents, as well as other information about each Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the "Access Your Account" feature available via www.ivyfunds.com.

Exchange Privileges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Ivy Family of Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Ivy Money Market Fund are subject to any sales charge applicable to the Fund being exchanged into, unless the Ivy Money Market shares were previously acquired by an exchange from Class A shares of another Ivy fund for which a sales charge was paid (or represent reinvestment of dividends and distributions paid on such shares). You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of Ivy Money Market Fund.

For clients of Waddell & Reed and Legend, these exchange privileges also apply to the corresponding classes of shares of funds within the Waddell & Reed Advisors Family of Funds.

As of December 1, 2003, Class B and Class C shares of Ivy Money Market Fund are not available for direct investment; therefore, you may now utilize Class A shares of Ivy Money Market Fund for your Funds Plus Service into Class A, B or C shares of a non-money market fund. Please see the SAI for additional information.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within the Ivy Family of Funds may only be sold within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico. Note that exchanges our of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

Important Exchange Information

  You must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Ivy Money Market Fund, and in certain situations you may exchange Class A shares of Ivy Money Market Fund for Class B or Class C shares of any of the other Funds).
  Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

How to Exchange

By mail: Send your written exchange request to Ivy Client Services at the address listed under "Selling Shares."

By telephone: Call IFDI at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IFDI employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IFDI may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You will be allowed to exchange by internet if (1) you can provide proper identification information; and (2) you have established the internet trading option.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or IFDI, thereby indirectly affecting the Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund, such as Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Growth Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in small cap companies, such as Ivy Small Cap Growth Fund or Ivy Small Cap Value Fund.

To discourage market timing activities by investors, the Funds' Board of Trustees or Board of Directors has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how it will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares. As an additional step, WRSCO reviews internal monthly reporting of a Fund's overall redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or IFDI will, for clients of Waddell & Reed (including those shareholders that do not utilize any financial intermediary), send a letter to the shareholder to state that we are suspending exchange privileges and will refuse to accept additional purchases in the account. For trading via the NSCC we will, if possible, place a trading block on our system at a dealer-branch level or, if that cannot be accomplished, we will contact the associated broker-dealers and request that they block further trading. The letter will inform the shareholder that he/she may request the reinstatement of exchange privileges and the ability to make additional investments, after a prescribed period of time. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

A Fund seeks to apply its market timing policy consistently to all shareholders and prospective investors. Although the Funds, IFDI and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or that are difficult to identify when effected through omnibus accounts maintained by those intermediaries because the intermediary maintains the underlying shareholder account. Under these circumstances, the Fund cannot identify transactions by underlying investors. Accordingly, there can be no assurance that the Funds will be able to eliminate all market timing activities.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Fund's and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or IFDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee/Exchange Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, each of the international funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of that Fund after holding the shares less than 30 days. Each of the non-international funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of that Fund after holding the shares less than 5 days. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

A Fund's redemption fee will not be assessed against:

1.         certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Funds, sufficient information to impose a redemption fee on their customers' accounts

2.         (i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

3.         shareholder accounts participating in Strategic Portfolio Allocation (SPA), Managed Allocation Portfolios (MAP) and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service.

4.         shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Funds' behalf.

In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans
Automatic Investment Service
To move money from your bank account to an existing Fund account
Minimum Amount	Frequency
$25 (per Fund)	Monthly

Funds Plus Service
To move money from Ivy Money Market Fund Class A to a Fund whether in the same or a different class
Minimum Amount	Frequency
$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Usually, a Fund distributes net investment income at the following times:

Annually in December: Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Value Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Pacific Opportunities Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund

Quarterly in March, June, September and December: Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Dividend Income Fund, Ivy International Balanced Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund

Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.         Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.         Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders who satisfy certain holding period requirements with respect to their Fund shares is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund who satisfy certain holding period requirements with respect to their Fund shares.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within 90 days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Ivy Family of Funds without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See "Your Account--Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. Each Fund must withhold a portion of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding is also required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; you will find more information in each Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Funds

Portfolio Management

The Funds are managed by IICO, subject to the authority of the Board of Trustees of Ivy Funds and the Board of Directors of Ivy Funds, Inc. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO is an SEC-registered investment advisor with approximately $___ billion in assets under management as of March 31, 2005, and serves as the investment manager for each of the Funds within the Ivy Family of Funds. IICO has served as investment manager to the Ivy Funds (Trust) since December 31, 2002,1 and to Ivy Funds, Inc. since June 30, 2003. Prior to June 30, 2003, Waddell & Reed Investment Management Company (WRIMCO) served as the investment manager for each of the Funds in the Ivy Funds, Inc. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. (formerly W&R Funds, Inc.) to IICO. IICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

1Until December 31, 2002, Ivy Management, Inc. (IMI) provided business management services and investment advisory services to the Ivy Funds. On December 31, 2002, IMI, an indirect wholly owned subsidiary of Waddell & Reed Financial, Inc. (WDR) and a wholly owned subsidiary of Ivy Acquisition Corporation (IAC), merged with and into IAC, a wholly owned subsidiary of WDR. Upon effectiveness of the merger, IAC changed its name to Waddell and Reed Ivy Investment Company (WRIICO), and WRIICO assumed all of IMI's duties with respect to the Ivy Funds. Effective March 7, 2005, WRIICO changed its name to Ivy Investment Management Company (IICO).

Advantus Capital Management, Inc. (Advantus Capital), an SEC-registered investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment subadvisor to Ivy Real Estate Securities Fund under an agreement with IICO. Since its inception in 1994, Advantus Capital has provided investment advisory services for mutual funds and has managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. Advantus Capital had approximately $____ billion in assets under management as of March 31, 2005.

BlackRock Financial Management, Inc. (BlackRock), located at 40 East 52nd Street, New York, NY 10022, provides investment advice to, and generally conducts the investment management program for, Small Cap Value Portfolio pursuant to an agreement with WRIMCO. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through fund and institutional accounts with combined total assets as of March 31, 2005, of approximately $____ billion.

Under an agreement between IICO and Henderson Global Investors (North America) Inc. (HGINA), HGINA serves as subadvisor to Ivy European Opportunities Fund. Henderson Investment Management Ltd. (Henderson), 4 Broadgate Avenue, London, England EC2M 2DA, under a subadvisory agreement with HGINA, serves as subadvisor to the Fund. Henderson is an indirect, wholly owned subsidiary of AMP Limited, an Australian life insurance and financial services company located in New South Wales, Australia.

Mackenzie Financial Corporation (MFC), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S 3B5, serves as the investment subadvisor to Ivy Global Natural Resources Fund pursuant to an agreement with IICO and is responsible for selecting Ivy Global Natural Resources Fund's portfolio investments. MFC has been an investment counsel and mutual fund manager in Toronto for more than 34 years, and as of March 31, 2005 had over $_____ billion Canadian in assets under management.

Peter Cundill & Associates (Cundill), an SEC-registered investment adviser located at Suite A1, 1470 East Valley Road, P.O. Box 50133, Montecito, California, 93150-0133, serves as subadvisor to Ivy Cundill Global Value Fund under an agreement with IICO. Cundill began operations in 1984, and as of March 31, 2005 (along with its affiliates) had approximately $____ billion in assets under management.

Templeton Investment Counsel, LLC (Templeton Counsel), an SEC-registered investment advisor located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, serves as investment subadvisor to the Ivy International Balanced Fund under to an agreement with IICO. Templeton Counsel provides investment advice, and generally conducts the investment management program for the Fund. Templeton Counsel had approximately $____ billion in assets under management as of March 31, 2005.

Ivy Asset Strategy Fund: Michael L. Avery is primarily responsible for the management of the equity portion of the Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February 1994, has served as the Director of Research for WRIMCO and its predecessor since August 1987, and has been an employee of such since June 1981. He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of the Asset Strategy Fund. Mr. Vrabac has held his Fund responsibilities since January 1997. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Vrabac has been an employee of WRIMCO since May 1994. He earned a BA degree in economics from Duquesne University, and holds an MBA with emphasis in Investments and Finance from Indiana University.

Ivy Balanced Fund: Cynthia P. Prince-Fox is primarily responsible for the management of the Fund. Ms. Prince-Fox has held her responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since May 2003. She is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of other investment companies for which IICO and WRIMCO serve as investment manager. Ms. Prince-Fox has served as the portfolio manager for investment companies managed by WRIMCO since January 1993. She earned a BBA degree in Finance from St. Mary's University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

Ivy Capital Appreciation Fund: Barry M. Ogden is primarily responsible for the management of the Fund. Mr. Ogden has held his Fund responsibilities since January 2002. He is Senior Vice President of IICO, Vice President of WRIMCO, Vice President of the Trust and Vice President of another investment company for which WRIMCO serves as investment manager. Mr. Ogden has served as Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1994. He graduated from the University of Kansas with a BS degree in accounting, and has earned the designation of Certified Public Accountant. Mr. Ogden is a Chartered Financial Analyst.

Ivy Core Equity Fund: James D. Wineland is primarily responsible for the management of the Fund. Mr. Wineland has held his Fund responsibilities for since July 1997. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since January 1988 and has been an employee of such since November 1984. He graduated from the United States Military Academy at West Point, and earned an MBA at the University of Kansas. Mr. Wineland is a Chartered Financial Analyst.

Ivy Dividend Income Fund: David P. Ginther is primarily responsible for the management of the Fund. He has held his responsibilities since the inception of the Fund. He is Vice President of IICO and WRIMCO, Vice President of the Trust, and portfolio manager for another investment company for which WRIMCO serves as investment manager, and has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

Ivy Cundill Global Value Fund: Peter Cundill and Hiok Hhu Ng are primarily responsible for the management of the Fund. Mr. Cundill has held his responsibilities for Ivy Cundill Global Value Fund since the Fund's inception. He founded Peter Cundill & Associates in 1976. Mr. Cundill earned a Bachelor of Commerce degree from McGill University, Montreal. He holds the designations of Chartered Business Valuator (CBV), Chartered Financial Analyst (CFA), and Fellow Chartered Accountant (FCA).

Hiok Hhu Ng has held his responsibilities for the Fund since _______, 2004. Hhu joined the Cundill Group as a research analyst, and became an Assistant Portfolio Manager for Ivy Cundill Global Value Fund in 2001. He holds a Bachelor of Finance degree from the University of British Columbia. He is a Chartered Financial Analyst, and has completer the Canadian Securities Course, Canadian Securities Institute.

Ivy European Opportunities Fund: Stephen Peak, Executive Director of Henderson Global Investors and head of Henderson's specialist continental Europe equities team, is primarily responsible for the management of the Fund, and has held his fund responsibilities since _________, 2000. Formerly a director and portfolio manager with Touche Remnant & Co., Mr. Peak has 28 years of investment experience. He joined Henderson in 1986.

Ivy Global Natural Resources Fund: Frederick Sturm, a Senior Vice President of MFC, is primarily responsible for the management of the Fund. He has managed the Fund since its inception. Mr. Sturm joined MFC in 1983. He holds a graduate degree in commerce and finance from the University of Toronto. Mr. Sturm is a CFA charterholder.

Ivy International Fund, Ivy International Growth Fund and Ivy International Value Fund: Thomas A. Mengel is primarily responsible for the management of each of Ivy International Fund, Ivy International Growth Fund and Ivy International Value Fund. Mr. Mengel has held his Fund responsibilities for Ivy International Growth Fund since May 1996, and for each of Ivy International Fund and Ivy International Value Fund since December 2002. Mr. Mengel is Senior Vice President of IICO and WRIMCO, Vice President of the Fund and the Trust, and Vice President of other investment companies for which WRIMCO serves as investment manager. He is a graduate of the University of Berlin with a degree in Business, Finance and Economics.

Ivy International Balanced Fund: Edgerton Tucker Scott III and Alexander C. Calvo are primarily responsible for the management of the Fund. Mr. Scott has held his responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since June 2000. He is Senior Vice President of Templeton Investment Counsel, LLC. Mr. Scott earned a BA from the University of Virginia and a MBA from Amos Tuck School of Business at Dartmouth College. He is a Chartered Financial Analyst.

Mr. Calvo has also held his responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since July 2001. He is Senior Vice President, Director and Portfolio Manager for Franklin Templeton Investments International Bond Department. Mr. Calvo earned a BA in Economics and Political Science from State University of New York at Binghampton and a MA degree in International Affairs at Tufts University.

Ivy Large Cap Growth Fund: Daniel P. Becker is primarily responsible for the management of the Fund. Mr. Becker has held his responsibilities since the inception of the Fund. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Ivy Mid Cap Growth Fund: Kimberly A. Scott is primarily responsible for the management of the Fund. Ms. Scott has held her Fund responsibilities since February 2001. She is Senior Vice President of IICO, Vice President of WRIMCO, Vice President of the Trust and Vice President of another investment company managed by WRIMCO. Ms. Scott served as an investment analyst with WRIMCO from April 1999 to February 2001. She earned a BS in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. Ms. Scott is a Chartered Financial Analyst.

Ivy Real Estate Securities Fund: Joseph R. Betlej is primarily responsible for the management of the Fund. He has held his responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since February 1999. Mr. Betlej is Vice President and Investment Officer of Advantus Capital. He has been in the real estate industry since 1984 and has been with Advantus Capital since 1987. He is Vice President and Investment Officer of Advantus Capital. Mr. Betlej earned a BA in Architecture from the University of Minnesota and a MS in Real Estate Appraisal and Investment Analysis from the University of Wisconsin at Madison. He is a Chartered Financial Analyst.

Ivy Pacific Opportunities Fund: Frederick Jiang is primarily responsible for the management of the Fund. Mr. Jiang has held his Fund responsibilities since February 2004, and had been Assistant Portfolio Manager for the Fund since July 2003. He is Vice President of IICO and WRIMCO. From July 1999 to July 2003, he served as an investment analyst for IICO and WRIMCO. Mr. Jiang holds a BA degree in Economics from the Central University of Finance and Economics, Beijing, China, and earned an MBA degree in Finance from New York University. Mr. Jiang has earned a Chinese Certified Public Accountant designation, and is a Chartered Financial Analyst.

Ivy Science and Technology Fund: Zachary H. Shafran is primarily responsible for the management of the Fund. Mr. Shafran has held his Fund responsibilities since February 2001. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Shafran served as an investment analyst with WRIMCO and its predecessor from June 1990 to January 1996 and has served as a portfolio manager since January 1996. Mr. Shafran earned a BSBA degree in Business and an MBA with an emphasis in Finance from the University of Missouri at Kansas City.

Ivy Small Cap Growth Fund: Gilbert C. Scott is primarily responsible for the management of the Fund. Mr. Scott has held his Fund responsibilities since August 2003. He is Senior Vice President of IICO, Vice President of WRIMCO and Vice President of the Trust. He joined Waddell & Reed in 1997 and has been assistant portfolio manager of small cap institutional accounts since September 2000. Mr. Scott earned a BBA degree in finance from the University of Massachusetts and an MBA from the University of Texas. He is a Chartered Financial Analyst.

Ivy Small Cap Value Fund: Wayne J. Archambo is primarily responsible for the management of the Fund, and has held his Fund responsibilities since January 2005. Mr. Archambo is Managing Director and portfolio manager with BlackRock, and heads BlackRock's small and mid cap value equity team. Prior to joining BlackRock in 2002, he was a founding partner and Manager of Boston Partners Asset Management, L.P., since that company's inception in 1995. Mr. Archambo earned a BS in economics and finance from Nichols College and holds an MBA degree from Babson College. He is a member of the Boston Security Analysts Society, and is a Chartered Financial Analyst.

Ivy Value Fund: Matthew T. Norris is primarily responsible for the management of the Fund. He has held his responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since July 2003. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. From January 2000 to June 2003, Mr. Norris was a Portfolio Manager for Advantus Capital Management, Inc. He joined Advantus Capital Management, Inc. in December 1997, first serving as an Analyst and later as a Senior Analyst. Prior to December 1997, Mr. Norris had been employed as an Equity Analyst and Portfolio Manager for Norwest Investment Management, Inc. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered Financial Analyst.

Additional information regarding portfolio managers, including information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities is included in the SAI.

Other members of IICO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to IICO for providing investment advice and supervising its investments. IICO uses a portion of the applicable fee to pay a Fund's subadvisor, if any. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

  Ivy Capital Appreciation Fund: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion
  Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Core Equity Fund, Ivy Dividend Income Fund, Ivy International Balanced Fund, Ivy Large Cap Growth Fund, Ivy Value Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.
  Ivy International Growth Fund, Ivy Mid Cap Growth Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion
  Ivy Real Estate Securities Fund: 0.90% of net assets up to $1 billion, 0.87% of net assets over $1 billion and up to $2 billion, 0.84% of net assets over $2 billion and up to $3 billion, and 0.80% of net assets over $3 billion
  Ivy European Opportunities Fund: 1.00% of net assets up to $250 million; 0.85% of net assets over $250 million and up to $500 million, and 0.75% of net assets over $500 million
  Ivy International Fund: 1.00% of net assets up to $2 billion, 0.90% of net assets over $2 billion and up to $2.5 billion, 0.80% of net assets over $2.5 billion and up to $3 billion, and 0.70% of net assets over $3 billion
  Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund, Ivy International Value Fund, Ivy Pacific Opportunities Fund: 1.00% of net assets up to $500 million, 0.85% of net assets over $500 million and up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

Management fees for the following Funds as a percent of the Fund's net assets for its fiscal year ended March 31, 2005 were:

Fund	Management Fees Paid[1]	Management Fee without voluntary waiver
Ivy Asset Strategy Fund
Ivy Balanced Fund
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Cundill Global Value Fund
Ivy Dividend Income Fund
Ivy European Opportunities Fund
Ivy Global Natural Resources Fund
Ivy International Fund
Ivy International Balanced Fund
Ivy International Growth Fund
Ivy International Value Fund
Ivy Large Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Pacific Opportunities Fund
Ivy Real Estate Securities Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund
Ivy Small Cap Value Fund
Ivy Value Fund

1For Funds managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver.

Financial Highlights

The following information is to help you understand the financial performance of each of the classes of each Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by _________________, whose independent auditors' reports, along with each Fund's financial statements for the fiscal year ended March 31, 2005, are included in the Funds' Annual Report to Shareholders which is incorporated by reference into its Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge.

IVY FUNDS

Custodian	Distributor
UMB Bank, n.a.	Ivy Funds Distributor, Inc.
928 Grand Boulevard	6300 Lamar Avenue
Kansas City, Missouri 64106	P. O. Box 29217
Shawnee Mission, Kansas
Legal Counsel	66201-9217
Bell, Boyd & Lloyd LLC	913.236.2000
Three First National Plaza	800.777.6472
70 West Madison Street
Suite 3300
Chicago, Illinois 60602-4207

Independent Public Accounting Firm	Transfer Agent
Deloitte & Touche LLP	Waddell & Reed
1010 Grand Boulevard	Services Company
Kansas City, Missouri	6300 Lamar Avenue
64106-2232	P. O. Box 29217
Shawnee Mission, Kansas
Investment Manager	66201-9217
Ivy Investment	913.236.2000
Management Company	800.777.6472
6300 Lamar Avenue
P. O. Box 29217	Accounting Services Agent
Shawnee Mission, Kansas	Waddell & Reed
66201-9217	Services Company
913-.236.2000	6300 Lamar Avenue
800.777.6472	P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913.236.2000
800.777.6472

IVY FUNDS

You can get more information about each Fund in the--

  Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
  Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the Funds' current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Ivy Funds Distributor, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. 20549-0102 You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.942.8090.

The Funds' SEC file numbers are as follows:
         Ivy Funds, Inc. 811-6569
          Ivy Fund: 811-01028

IVY FUNDS DISTRIBUTOR, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
800.777.6472

IVY FUNDS

Fixed Income and Money Market Funds

Ivy Bond Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Mortgage Securities Fund

Ivy Municipal Bond Fund

Ivy Money Market Fund

The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus

July ___, 2005

Contents

Ivy Bond Fund	3
Ivy High Income Fund	8
Ivy Limited-Term Bond Fund	14
Ivy Mortgage Securities Fund	19
Ivy Municipal Bond Fund	24
Ivy Money Market Fund	30
Additional Information about Principal
Investment Strategies and Risks	34
Your Account	43
Choosing a Share Class	43
Ways to Set Up Your Account	49
Buying Shares	50
Selling Shares	53
Exchange Privileges	56
Distributions and Taxes	60
The Management of the Funds	63
Portfolio Management	63
Management Fee	65
Financial Highlights	67

Ivy Bond Fund

An Overview of the Fund

Objective
To provide a high level of current income consistent with prudent investment risk.

Principal Strategies
Ivy Bond Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in bonds (for this purpose, "bonds" includes any debt security with an initial maturity greater than one year). The Fund invests in a variety of investment-grade debt securities (including bonds rated BBB and higher by Standard & Poor's, a division of McGraw-Hill Companies, Inc. (S&P) and Baa and higher by Moody's Investors Service (Moody's), or, if unrated, judged by the Fund's investment manager or sub-advisor to be of comparable quality). These debt securities include, among other things, corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities), asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. In selecting securities, the Fund's investment sub-advisor, Advantus Capital Management, Inc. (Advantus Capital), considers factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations. The Fund expects that under normal circumstances the effective duration of its portfolio will range from four to seven years.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Ivy Bond Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund an issuer of a debt security or other fixed income obligation may not make payments on the security or obligation when due an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates; may also cause a decrease in the Fund's income the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

In addition, although certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government, other U.S. government securities in which the Fund may invest are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest
Ivy Bond Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Bond Fund, which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy Bond Fund. The Fund would have had substantially similar annual returns because the shares would have been invested in the same portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Bond Fund. If those expenses were reflected, performance shown below would differ.

The bar chart presents the average annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. (On March 31, 2004, the Fund's fiscal year end changed from September 30 to March 31.)

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1994	-5.75%
1995	20.63%
1996	2.48%
1997	10.05%
1998	5.31%
1999	-2.57%
2000	10.64%
2001	8.00%
2002	9.78%
2003	5.04%

In the period shown in the chart, the highest quarterly return was 7.20% (the second quarter of 1995) and the lowest quarterly return was -4.78% (the first quarter of 1994). The Class A return for the year through June 30, 2004 was -0.11%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the contingent deferred sales charge (CDSC), if applicable, for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns[1]
as of December 31, 2003

	1 Year	5 Years	10 Years
	------	-----------	-----------
Class A
Before Taxes	-1.00%	4.82%	5.50%
After Taxes on Distributions	-2.43%	2.72%	3.14%
After Taxes on Distributions
and Sale of Fund Shares	-0.17%[2]	3.19%	3.57%
Indexes
Citigroup Broad Investment
Grade Index[3]	4.20%	6.62%	6.96%
Lipper Corporate Debt Funds
A-Rated Universe Average[4]	5.03%	5.51%	6.18%

1For periods prior to December 8, 2003, performance shown is that of the Advantus Bond Fund, the predecessor to Ivy Bond Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Bond Fund. Class A shares of Ivy Bond Fund would have had substantially similar returns to Class A shares of the Advantus Bond Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Bond Fund differ from expenses for Class A shares of Ivy Bond Fund. Class B, C and Y shares are new classes of shares and have no performance history prior to December 8, 2003. Class B, C and Y shares will have substantially similar returns to Class A shares of the Fund, though returns would be different to the extent that sales loads, 12b-1 fees and expenses differ among the Classes.

2After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3Reflects no deduction for fees, expenses or taxes.

4Net of fees and expenses.

Fees and Expenses

Ivy Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	---------	---------	---------	---------

Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.88%	0.91%	1.25%	0.82%
Total Annual Fund Operating Expenses	1.66%	2.44%	2.78%	1.60%
Expenses Waived	0.51%[5]	0.00%	0.00%	0.00%
Net Fund Operating Expenses	1.15%	2.44%	2.78%	1.60%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4Expenses have been restated to reflect current contractual arrangements and estimated expenses for each Class.

5Ivy Investment Management Company (IICO), the Fund's investment manager, has contractually agreed to reimburse the 12b-1 fees applicable to Class A shares and sufficient transfer agency fees to limit the total annual fund operating expenses for Class A shares at 1.15% through December 31, 2004.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$697	$1,033	$1,391	$2,397
Class B Shares	647	1,061	1,401	2,581[1]
Class C Shares	281[2]	862	1,469	3,109
Class Y Shares	163	505	871	1,900

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$697	$1,033	$1,391	$2,397
Class B Shares	247	761	1,301	2,581[1]
Class C Shares	281	862	1,469	3,109
Class Y Shares	163	505	871	1,900

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy High Income Fund

An Overview of the Fund

Objectives

To provide high current income. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

Principal Strategies
Ivy High Income Fund (formerly, W&R High Income Fund) seeks to achieve its objectives by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgment of IICO, the Fund's investment manager, consistent with the Fund's objectives. The Fund invests primarily in lower quality bonds which include bonds rated BBB and below by S&P and Baa and below by Moody's or, if unrated, deemed by IICO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in junk bonds, which include bonds rated BB and below by S&P and Ba and below by Moody's, or, if unrated, deemed by IICO to be of comparable quality. As well, the Fund may invest in bonds of any maturity and in companies of any size.

The Fund may invest up to 20% of its total assets in common stocks in order to seek capital growth. The Fund emphasizes a blend of value and growth in its selection of common stocks. Value stocks are those which IICO believes are currently selling below their true worth, while growth stocks are those whose earnings IICO believes are likely to grow faster than the economy.

IICO may look at a number of factors in selecting securities for the Fund, beginning with the economic environment, interest rate trends and industry fundamentals, progressing to analysis of an issuer's past, current and estimated future:

  financial strength
  growth of operating cash flows
  strength of management
  borrowing requirements
  responsiveness to changes in interest rates and business conditions

Generally, in determining whether to sell a debt security, IICO uses the same type of analysis that it uses in buying debt securities. For example, IICO may sell a holding if the issuer's financial strength declines, or is anticipated to decline, to an unacceptable level, or if management of the company weakens. As well, IICO may choose to sell an equity security if the issuer's growth potential has diminished. IICO may sell a security if the competitive conditions of a particular industry have increased and it believes the Fund should, therefore, reduce its exposure to such industry. IICO may also sell a security if, in its opinion, the price of the security has risen to fully reflect the company's improved creditworthiness and other investments with greater potential exist. IICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Ivy High Income Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds an increase in interest rates, which may cause the value of bonds held by the Fund, especially bonds with longer maturities, to decline the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries changes in the maturities of bonds owned by the Fund
  the IICO's in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest
Ivy High Income Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth when consistent with the objective of income. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structures.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of YEAR-BY-YEAR Returns
as of December 31 each year

1998	3.64%
1999	4.83%
2000	-7.41%
2001	9.92%
2002	1.58%
2003	18.10%

In the period shown in the chart, the highest quarterly return was 6.86% (the fourth quarter of 2001) and the lowest quarterly return was -6.62% (the third quarter of 1998). The Class C return for the year through June 30, 2004 was 0.28%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	------	-----------	-----------
Class C (began on 07-31-1997)[1]
Before Taxes	18.10%	5.06%	5.24%
After Taxes on Distributions	15.59%	2.04%	3.21%
After Taxes on Distributions
and Sale of Fund Shares	12.45%	3.01%	6.09%
Class Y (began on 12-30-1998)
Before Taxes	19.18%	5.89%	6.09%
Class A (began on 07-03-2000)
Before Taxes	12.21%	5.97%
Class B (began on 07-18-2000)
Before Taxes	14.02%	6.17%
Indexes
Citigroup High
Yield Market Index[2]	30.62%	5.41%	5.48%[3]
Lipper High Current Yield
Funds Universe Average[4]	24.30%	3.56%	2.93%[3]

1The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on July 31, 1997.

4Net of fees and expenses.

Fees and Expenses

Ivy High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	---------	---------	---------	---------

Management Fees	0.63%	0.63%	0.63%	0.63%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.53%	0.68%	0.60%	0.42%
Total Annual Fund Operating Expenses	1.41%	2.31%	2.23%	1.30%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$710	$ 996	$1,302	$2,169
Class B Shares	634	1,021	1,335	2,418[1]
Class C Shares	226[2]	697	1,195	2,565
Class Y Shares	132	412	713	1,568

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$710	$996	$1,302	$2,169
Class B Shares	234	721	1,235	2,418[1]
Class C Shares	226	697	1,195	2,565
Class Y Shares	132	412	713	1,568

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Limited-Term Bond Fund

An Overview of the Fund

Objective
To provide a high level of current income consistent with preservation of capital.

Principal Strategies
Ivy Limited-Term Bond Fund (formerly, W&R Limited-Term Bond Fund) seeks to achieve its objective by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. government securities, corporate debt securities, collateralized mortgage obligations (CMOs) and other asset backed securities. The Fund seeks to identify relative value opportunities between these sectors of the fixed-income market. The Fund invests, under normal market conditions, at least 80% of its net assets in a diversified portfolio of investment-grade, limited-term debt securities (securities with a dollar-weighted average maturity of two to five years). The Fund may invest in companies of any size

IICO may look at a number of factors in selecting securities for the Fund's portfolio, including broad economic and financial trends in the U.S. and world markets, which leads to sector allocation. Within a sector, IICO considers:

  the security's current coupon
  the maturity of the security
  the relative value of the security
  the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury)
  prepayment risks for mortgage-backed securities and other debt securities with call provisions

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. IICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Ivy Limited-Term Bond Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline bonds with longer-term maturities may perform better than limited-term bonds the credit quality, earnings performance and other conditions of the issuers whose securities the Fund holds prepayment of higher-yielding bonds and mortgage-backed securities held by the Fund
  IICO's skill in evaluating and managing the interest rate and credit risks of the Fund adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

In addition, although certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government, other U.S. government securities in which the Fund may invest are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest
Ivy Limited-Term Bond Fund is designed for investors seeking a high level of current income consistent with preservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Limited-Term Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structures.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1994	-3.04%
1995	12.39%
1996	3.04%
1997	5.64%
1998	5.36%
1999	0.43%
2000	7.17%
2001	7.82%
2002	4.05%
2003	1.95%

In the period shown in the chart, the highest quarterly return was 4.52% (the second quarter of 1995) and the lowest quarterly return was -1.99% (the first quarter of 1994). The Class C return for the year through June 30, 2004 was -0.75%.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (2.50%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	-------	--------	--------
Class C1
Before Taxes	1.95%	4.24%	4.40%
After Taxes on Distributions	1.23%	2.68%	2.75%
After Taxes on Distributions
and Sale of Fund Shares	1.51%	2.91%	2.98%
Class Y (began on 12-29-1995)
Before Taxes	2.85%	5.21%	5.33%
Class B (began on 07-03-2000)
Before Taxes	-2.11%	4.46%
Class A (began on 08-17-2000)
Before Taxes	-1.54%	4.69%
Indexes
Citigroup 1-5 Years Treasury/Government
Sponsored/Credit Index[2]	3.48%	6.32%	6.28%
Lipper Short-Intermediate Investment Grade
Debt Funds Universe Average[3]	3.28%	5.68%	5.69%

1The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Ivy Limited-Term Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	------	------	------	------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	2.50%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[2]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	--------	-------	--------	--------

Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.46%	0.64%	0.57%	0.39%
Total Annual Fund Operating Expenses	1.21%	2.14%	2.07%	1.14%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$543	$793	$1,062	$1,829
Class B Shares	617	970	1,249	2,233[1]
Class C Shares	210[2]	649	1,114	2,400
Class Y Shares	116	362	628	1,386

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$543	$793	$1,062	$1,829
Class B Shares	217	670	1,149	2,233[1]
Class C Shares	210	649	1,114	2,400
Class Y Shares	116	362	628	1,386

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Mortgage Securities Fund

An Overview of the Fund

Objective
To provide a high level of current income consistent with prudent investment risk.

Principal Strategies
Ivy Mortgage Securities Fund invests, under normal market conditions, at least 80% of its net assets (exclusive of collateral received in connection with securities lending), in mortgage-related securities, including investment-grade securities representing interests in pools of mortgage loans. In addition, the Fund may invest in a variety of other mortgage-related securities including CMOs and stripped mortgage-backed securities. In selecting securities the Fund's investment sub-advisor, Advantus Capital, considers factors such as prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions, interest rates and the mortgage market. The Fund expects that under normal circumstances the effective duration of its portfolio will range from one to seven years.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Ivy Mortgage Securities Fund. These include:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund the performance, credit quality and other conditions of the companies whose securities the Fund holds an issuer of a mortgage-backed security or other fixed income obligation may not make payments on the security when due rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates; may also cause a decrease in the Fund's income the value of a mortgage-backed security or other fixed income obligation may decline due to changes in market interest rates mortgage-related securities purchased by the Fund, including restricted securities determined by the Fund's investment sub-advisor to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment sub-advisor adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Because the Fund concentrates its investments in the mortgage and mortgage-finance industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

In addition, although certain U.S. government securities in which the Fund may invest, such as securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government, other U.S. government securities in which the Fund may invest are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest
Ivy Mortgage Securities Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Mortgage Securities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. For periods prior to December 8, 2003, the performance shown below is the performance of the Class A shares of Advantus Mortgage Securities Fund, which along with its other classes of shares was reorganized on December 8, 2003 into Class A shares of Ivy Mortgage Securities Fund. The Fund would have had substantially similar annual returns because the shares would have been invested in the same portfolio of securities, but would differ to the extent that the Fund has different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Mortgage Securities Fund. If those expenses were reflected, performance shown below would differ.

The bar chart presents the average annual total returns for Class A shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. (On March 31, 2004, the Fund's fiscal year end changed from September 30 to March 31.)

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1994	-3.59%
1995	17.28%
1996	4.49%
1997	9.42%
1998	6.94%
1999	1.52%
2000	12.12%
2001	8.85%
2002	9.15%
2003	4.20%

In the period shown in the chart, the highest quarterly return was 5.72% (the second quarter of 1995) and the lowest quarterly return was -3.78% (the first quarter of 1994). The Class A return for the year through June 30, 2004 was 0.78%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

Average Annual Total Returns[1]
as of December 31, 2003

	1 Year	5 Years	10 Years
	------	-----------	-----------
Class A
Before Taxes	-1.79%	5.84%	6.26%
After Taxes on Distributions	-3.65%	3.23%	3.66%
After Taxes on Distributions
and Sale of Fund Shares	-0.51%[2]	3.87%	4.12%
Indexes
Lehman Brothers Mortgage-Backed
Securities Index[3]	3.06%	6.55%	6.89%
Lipper U.S. Mortgage Funds
Universe Average[4]	2.48%	5.68%	5.88%

1For periods prior to December 8, 2003, performance shown includes that of the Advantus Mortgage Securities Fund, the predecessor to Ivy Mortgage Securities Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Mortgage Securities Fund. Class A shares of Ivy Mortgage Securities Fund would have had substantially similar returns to Class A shares of the Advantus Mortgage Securities Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Mortgage Securities Fund differ from expenses for Class A shares of Ivy Mortgage Securities Fund. Class B, C and Y shares are new classes of shares and have no performance history prior to December 8, 2003. Class B, C and Y shares will have substantially similar returns to Class A shares of the Fund, though returns would be different to the extent that sales loads, 12b-1 fees and expenses differ among the Classes.

2After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

3Reflects no deduction for fees, expenses or taxes.

4Net of fees and expenses.

Fees and Expenses

Ivy Mortgage Securities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	---------	--------	--------	---------

Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.35%	0.66%	0.34%	0.30%
Total Annual Fund Operating Expenses	1.10%	2.16%	1.84%	1.05%
Expenses Waived	0.15%[5]	0.00%	0.00%	0.00%
Net Fund Operating Expenses	0.95%	2.16%	1.84%	1.05%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4Expenses have been restated to reflect current contractual arrangements and estimated expenses for each Class.

5IICO has contractually agreed to reimburse sufficient 12b-1 fees applicable to Class A shares to limit the total annual operating expenses for Class A at 0.95% through December 31, 2004.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$670	$894	$1,136	$1,829
Class B Shares	619	976	1,259	2,221[1]
Class C Shares	187[2]	579	995	2,159
Class Y Shares	107	334	579	1,283

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$670	$894	$1,136	$1,829
Class B Shares	219	676	1,159	2,221[1]
Class C Shares	187	579	995	2,159
Class Y Shares	107	334	579	1,283

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Municipal Bond Fund

An Overview of the Fund

Objective
To provide income that is not subject to Federal income tax.

Principal Strategies
Ivy Municipal Bond Fund (formerly, W&R Municipal Bond Fund) seeks to achieve its objective by investing, during normal market conditions, at least 80% of its net assets in tax-exempt municipal bonds, mainly of investment grade and of any maturity. Municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes.

The Fund diversifies its holdings between two main types of municipal bonds:

  general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single family home mortgages and multi-family project mortgages and student loan bonds that finance pools of student loans

IICO primarily utilizes a top-down management style that de-emphasizes aggressive interest rate strategies. IICO attempts to enhance fund performance by utilizing opportunities presented by the shape and slope of the yield curve, while keeping the overall fund duration relatively neutral to the Fund's stated benchmark. As an overlay to this core strategy, IICO attempts to identify and utilize relative value opportunities that exist between sectors, states (including U.S. possessions), security structures and ratings categories. Relative attractiveness to other taxable fixed income asset classes, as well as municipal market supply/demand patterns and cross market technicals are monitored closely for opportunities.

Prudent diversification between sectors, states, security structures, position sizes and ratings categories is strongly emphasized, to reduce overall portfolio risk and performance volatility.

IICO may look at a number of additional factors in selecting securities for the Fund's portfolio. These include:

  the security's current coupon
  the maturity of the security
  the relative value of the security
  the creditworthiness of the particular issuer or of the private company involved the structure of the security, including whether it has a put or a call feature

Generally, in determining whether to sell a security, IICO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. IICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because Ivy Municipal Bond Fund primarily owns different types of securities issued by municipal authorities, a variety of factors can affect its investment performance, such as:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities and zero coupon bonds, to decline prepayment of asset-backed securities or mortgage-backed securities (prepayment risk)
  prepayment of higher-yielding bonds when interest rates decline (optional call risk)
  changes in the maturities of bonds owned by the Fund
  changes and shifts in the shape of the yield curve which may result in certain maturities outperforming others the credit quality of the issuers whose securities the Fund owns or of the private companies involved in PAB-financed projects the local economic, political or regulatory environment affecting bonds owned by the Fund, including legislation affecting the tax status of municipal bond interest failure of a bond's interest to qualify as tax-exempt
  IICO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

A significant portion, up to 40%, of the Fund's dividends attributable to municipal bond interest may be a tax preference item for purposes of the Federal alternative minimum tax (AMT); this would have the effect of reducing the Fund's return to any investor whose AMT liability was increased by the Fund's dividends.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest
Ivy Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Municipal Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average. The returns for periods prior to March 24, 2000 are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year over the past ten calendar years. The returns for the Fund's other classes of shares during these periods were different from those of Class C shares because of variations in their respective expense structures.

The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund's most recent performance.

Chart of Year-by-Year Returns
as of December 31 each year

1994	-8.83%
1995	19.14%
1996	3.53%
1997	9.17%
1998	5.12%
1999	-7.04%
2000	7.63%
2001	5.73%
2002	7.48%
2003	4.45%

In the period shown in the chart, the highest quarterly return was 8.36% (the first quarter of 1995) and the lowest quarterly return was -7.14% (the first quarter of 1994). The Class C return for the year through June 30, 2004 was -1.16%.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The Fund's returns include the maximum sales charge for Class A shares (4.25%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns
as of December 31, 2003

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)
	------	--------	--------
Class C1
Before Taxes	4.45%	3.49%	4.36%
After Taxes on Distributions	4.45%	3.44%	4.24%
After Taxes on Distributions
and Sale of Fund Shares	3.81%	3.42%	4.20%
Class Y (began on 12-30-1998)
Before Taxes	5.12%	3.63%	4.26%
Class B (began on 08-08-2000)
Before Taxes	0.50%	5.09%
Class A (began on 09-15-2000)
Before Taxes	0.86%	5.45%
Indexes
Lehman Brothers Municipal
Bond Index[2]	5.32%	5.83%	6.03%
Lipper General Municipal
Debt Funds Universe Average[3]	4.75%	4.52%	4.98%

1The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Fees and Expenses

Ivy Municipal Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	------	------	------	------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	4.25%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	---------	---------	---------	---------

Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%
Other Expenses[4]	0.48%	0.54%	0.59%	0.82%
Total Annual Fund Operating Expense	1.26%	2.07%	2.12%	1.60%

1The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3Shares redeemed or exchanged within less than five days of purchase are assessed a 2.00% redemption/exchange fee.

4Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$548	$808	$1,087	$1,883
Class B Shares	610	949	1,214	2,191[1]
Class C Shares	215[2]	664	1,139	2,452
Class Y Shares	163	505	871	1,900

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$548	$808	$1,087	$1,883
Class B Shares	210	649	1,114	2,191[1]
Class C Shares	215	664	1,139	2,452
Class Y Shares	163	505	871	1,900

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Ivy Money Market Fund

An Overview of the Fund

Objective
To provide maximum current income consistent with stability of principal.

Principal Strategies
Ivy Money Market Fund (formerly, W&R Money Market Fund) seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated in one of the two highest categories by the requisite nationally recognized statistical rating organization (NRSRO), as defined in Rule 2a-7 of the Investment Company Act of 1940, as amended (1940 Act), or if unrated, will be of comparable quality as determined by IICO, the Fund's investment manager. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

Principal Risks of Investing in the Fund

Because Ivy Money Market Fund owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Fund, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates; may also cause a decrease in the Fund's income an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline the credit quality and other conditions of the issuers whose securities the Fund holds
  IICO's skill in evaluating and managing the interest rate and credit risks of the Fund adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information About Principal Investment Strategies and Risks."

Who May Want to Invest
Ivy Money Market Fund is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

Performance

Ivy Money Market Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing the Fund's average annual total returns for the periods shown.

The bar chart presents the average annual total return for Class A shares.

The performance table shows average annual total returns for each class.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy Funds web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year

2001	3.60%
2002	1.40%
2003	0.81%

In the period shown in the chart, the highest quarterly return was 1.28% (the first quarter of 2001) and the lowest quarterly return was 0.16% (the fourth quarter of 2003). As of December 31, 2003, the 7-day yield was equal to 0.64%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

Average Annual Total Returns
as of December 31, 2003

		5 Years
		(or Life
	1 Year	of Class)
	-----	--------
Class A (began on 06-30-2000)	0.81%	2.45%
Class C (began on 07-03-2000)[1]	0.03%	1.47%
Class B (began on 07-12-2000)[1]	-3.97%	0.50%

1Class B and Class C shares of Ivy Money Market are closed to new investments. Additional investments by exchange of shares from other Funds in the Ivy Family of Funds by current shareholders will continue to be accepted.

Fees and Expenses

Ivy Money Market Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B2	Class C2
your investment)[1]	----------	---------	----------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of amount
invested or redemption value)	None	5.00%	1.00%

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	None	None	None

Annual Fund Operating Expenses[4]
(expenses that are	Class A	Class B2	Class C2
deducted from Fund assets)	---------	---------	---------

Management Fees	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	1.00%	1.00%
Other Expenses[5]	0.66%	0.57%	0.54%
Total Annual Fund Operating Expenses	1.06%	1.97%	1.94%

1The Fund may charge a fee of $1.75 per month on any account with a NAV of less than $250, except for retirement plan accounts.

2Class B and Class C are not available for direct investments. However, you may continue to exchange into these classes from Class B or Class C shares of another Ivy Fund.

3If you choose your redemption proceeds by Federal Funds wire, a $10 wire fee will be assessed on your redemption proceeds.

4The expenses shown for Management Fees reflect the maximum annual fee payable; however, IICO has voluntarily agreed to waive sufficient expenses to prevent the yield for any class falling below 0.01%, subject to IICO's right to change or terminate this waiver.

5Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$108	$337	$585	$1,294
Class B Shares	600	918	1,162	2,058[1]
Class C Shares	197[2]	609	1,047	2,264

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$108	$337	$585	$1,294
Class B Shares	200	618	1,062	2,058[1]
Class C Shares	197	609	1,047	2,264

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Additional Information About Principal Investment Strategies and Risks

Ivy Bond Fund: The Fund seeks to achieve its objective of a high level of current income consistent with prudent investment risk by investing primarily in bonds (for this purpose, "bonds" includes any debt security with an initial maturity greater than one year). There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests primarily in a variety of investment-grade debt securities which include:

  investment-grade corporate debt obligations and mortgage-backed securities debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds)
  investment-grade mortgage-backed securities issued by governmental agencies and financial institutions investment grade asset-backed securities
  U.S. dollar denominated investment-grade debt securities issued by foreign governments and companies publicly traded in the United States debt obligations of U.S. banks, savings and loan associations

The Fund will invest a portion of its assets in investment-grade debt obligations issued by domestic companies in a variety of industries. The Fund may invest in long-term debt securities (maturities of more than 10 years), intermediate debt securities (maturities from 3 to 10 years) and short-term debt securities (maturities of less than 3 years).

In selecting corporate debt securities and their maturities, the sub-advisor seeks to maximize current income by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

The Fund may also invest a portion of its assets in governmental and non-governmental mortgage-related securities, including CMOs, and in stripped mortgage-backed securities and asset-backed securities. CMOs are debt obligations typically issued by either a government agency or a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. CMOs allocate the priority of the distribution of principal and interest from the underlying mortgage loans among various series. Each series differs from the other in terms of the priority right to receive cash payments from the underlying mortgage loans.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest-only component allows the security holder to receive the interest portion of cash payments, while the principal-only component allows the security holder to receive the principal portion of cash payments.

Asset-backed securities represent interests in pools of consumer loans (such as credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

In addition, the Fund may invest lesser portions of its assets in interest rate and other bond futures contracts, convertible and non-convertible investment-grade and non-investment grade debt securities issued by domestic governments and companies, restricted and illiquid securities, options (the Fund may purchase and sell put and call options), stripped asset-backed securities, securities purchased on a when-issued or forward commitment basis, mortgage dollar roll transactions, direct mortgage investments, securities of other mutual funds, warrants, repurchase agreement transactions, and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Bond Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk
  Securities Lending Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is also provided in the Statement of Additional Information (SAI).

Ivy High Income Fund: The Fund seeks to achieve its objective of a high level of current income and its secondary objective of capital growth (when consistent with its primary objective) by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of IICO, consistent with the Fund's objectives. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund primarily owns debt securities and may own bonds with varying maturities; however, it may also own, to a lesser degree, preferred stocks, common stocks and convertible securities. In general, the high income that the Fund seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by IICO to be of comparable quality; these include securities rated BBB or lower by S&P, or Baa or lower by Moody's. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend-paying common stocks.

The Fund may invest an unlimited amount of assets in foreign securities. At this time, however, the Fund does not intend to invest a significant amount of its assets in foreign securities.

When IICO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, IICO may take any one or more of the following steps with respect to the Fund's assets:

  shorten the average maturity of the Fund's debt holdings
  hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)
  emphasize investment-grade debt securities

By taking a temporary defensive position, the Fund may not achieve its investment objectives.

Risks. An investment in Ivy High Income Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Low-rated Securities Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Limited-Term Bond Fund: The Fund seeks to achieve its objective of providing a high level of current income consistent with preservation of capital by investing primarily in a diversified portfolio of investment-grade, limited-term debt securities (securities with a dollar-weighted average maturity of two to five years) of U.S. issuers, including corporations, U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, CMOs and other asset-backed securities. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may also own, to a lesser extent, common stocks and convertible securities, including convertible preferred stocks in certain circumstances.

The maturity of an asset-backed security is the estimated average life of the security based on certain prescribed models or formulas used by IICO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate.

When IICO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

  shorten the average maturity of the Fund's investments
  increase its holdings in short-term investments, cash or cash equivalents invest up to all of the Fund's assets in U.S. Treasury securities

By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Limited-Term Bond Fund is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Mortgage Securities Fund: The Fund seeks to achieve its objective of a high level of current income consistent with prudent investment risk by investing primarily in mortgage-related securities. The Fund invests a significant portion of its assets in investment-grade securities representing interests in pools of mortgage loans, and in a variety of other mortgage-related securities including CMOs and stripped mortgage-backed securities. The Fund expects that under normal circumstances the effective duration of its portfolio will range from one to seven years. There is no guarantee, however, that the Fund will achieve its objective.

In selecting mortgage-related securities the sub-advisor considers a variety of factors, including prepayment risk, credit quality, liquidity, the collateral securing the underlying loan (for example, residential versus commercial real estate) and the type of underlying mortgage loan (for example, a 30 year fully-amortized loan versus a 15 year fully-amortized loan). The sub-advisor also takes into consideration current and expected trends in economic conditions, interest rates and the mortgage market and selects securities which, in its judgment, are likely to perform well in those circumstances.

The market for mortgage-related securities is generally liquid, but individual mortgage-related securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular mortgage-related securities or the broader mortgage securities market as a whole. In addition, the Fund may, at the time of purchase, invest up to 15% of its net assets in illiquid securities, and may also invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by the sub-advisor to be liquid under liquidity guidelines adopted by the Fund's Board of Trustees. Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. The sub-advisor continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid. This could result in more than 15% of the Fund's net assets being invested in illiquid securities. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, appropriate steps will be taken to protect liquidity.

Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other payments on the underlying mortgage loans received by the sponsoring or guarantor entity are then distributed or "passed through" to security holders net of any service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In "pass through" mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans. To avoid this non-payment risk, the Fund may also invest in "modified pass through" mortgage loan pools which provide that the security holder will receive interest and principal payments regardless of whether mortgagors make payments on the underlying mortgage loans.

The Fund may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal government-related guarantors of mortgage-related securities are the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (i.e., savings and loan institutions, commercial banks and mortgage bankers).

The Fund may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non-governmental entities offer a higher rate of interest than government or government related securities. Unlike certain U.S. government agency sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.

The Fund may also invest a major portion of its assets in CMOs and stripped mortgage-backed securities. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest-only component allows the security holder to receive the interest portion of cash payments, while the principal-only component allows the security holder to receive the principal portion of cash payments.

The Fund expects that under normal circumstances the effective duration of its portfolio will range from one to seven years. In addition, the Fund may invest lesser portions of its assets in non-investment grade mortgage-related securities, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, certificates of deposits, bankers' acceptances, investment-grade commercial paper, convertible and non-convertible investment-grade and non-investment grade corporate debt securities, securities of other mutual funds, restricted and illiquid securities, direct mortgage investments, interest rate and other bond futures contracts, asset-backed securities, stripped asset-backed securities, when-issued or forward commitment transactions and mortgage dollar rolls. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other U.S. government securities in which the Fund may invest are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy Mortgage Securities Fund is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk
  Securities Lending Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Municipal Bond Fund: The Fund seeks to achieve its objective to provide income that is not subject to Federal income tax by investing primarily in a diversified portfolio of municipal bonds of investment grade. There is no guarantee, however, that the Fund will achieve its objective.

As used in this Prospectus, municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund and IICO rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuer's obligations is excludable from gross income for Federal income tax purposes. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders, annually, will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. The Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations and housing bonds that finance pools of single family home mortgages and multi-family project mortgages, as well as student loan bonds that finance pools of student loans.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

  U.S. government securities
  obligations of domestic banks and certain savings and loan associations commercial paper rated at least A by S&P or Moody's
  any of the foregoing obligations subject to repurchase agreements

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities and its other investment limitations, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve the Fund's objective.

When IICO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

  shorten the average maturity of the Fund's investments
  hold taxable obligations, subject to the limitations stated above emphasize debt securities of a higher quality than those the Fund would ordinarily hold hedge exposure to interest rate risk by investing in futures contracts, options on futures contracts and other similar derivative instruments

Income from taxable obligations, repurchase agreements and derivative instruments will be subject to Federal income tax. The Fund may in the future hold a modest portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates or otherwise may expose the bond to greater sensitivity to interest rate changes.

By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Municipal Bond Fund is subject to various risks, including the following:

  Credit Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Money Market Fund: The Fund seeks to achieve its objective of maximum current income consistent with stability of principal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the 1940 Act (Rule 2a-7). There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

  U.S. government obligations (including obligations of U.S. government agencies and instrumentalities)
  bank obligations and instruments secured by bank obligations, such as letters of credit commercial paper (domestic and foreign issures)
  corporate debt obligations, including variable rate master demand notes
  Canadian government obligations
  certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a by corporation in whose commercial paper the Fund may invest

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligations.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other U.S. government securities in which the Fund may invest are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

IICO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

  the credit quality of the particular issuer or guarantor of the security the maturity of the security
  the relative value of the security

Generally, in determining whether to sell a security, IICO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. IICO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Risks. An investment in Ivy Money Market Fund is subject to various risks, including the following:

  Company Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

All Funds

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on the skill of IICO or a sub-advisor in selecting investments.

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its objective(s). For example, each Fund (other than Ivy Money Market Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund's authorized investments and strategies, such as derivative instruments, foreign securities and junk bonds involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Each Fund may actively trade securities in seeking to achieve its objectives. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which would increase your taxable income. Factors that can lead to active trading for any fund include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a fund's market capitalization target, and the need to sell a security to meet redemption activity.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its SAI.

Defining Risks

  Company Risk -- An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.
  Concentration Risk -- If a Fund invests more than 25% of its total assets in a particular industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.
  Credit Risk -- An issuer of a debt security (including mortgage-backed securities) or a Real Estate Investment Trust (REIT) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and therefore in the NAV of a Fund. Also, a change in the quality rating of a debt security or a REIT security can affect the security's liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on its IICO's or a sub-advisor's analysis of credit risk more heavily than usual.
  Diversification Risk -- A Fund is subject to diversification risk if the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (a Fund is considered diversified, as defined in the 1940 Act, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio). The Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund with a more diversified investment portfolio.
  Extension Risk -- Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.
  Foreign Securities Risk -- Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than U.S. markets. Investing in foreign securities may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

  Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

  The value of securities issued by companies located in emerging market countries may be subject to greater volatility than foreign securities issued by companies in developed markets. Risks of investing in foreign securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of legal structures governing private and foreign investment and private property.
  Income Risk -- The Fund may experience a decline in its income due to falling interest rates.
  Interest Rate Risk -- The value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

  As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.
  Low-rated Securities Risk -- In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.
  Market Risk -- All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth an earlier time. Market risk may affect a single issuer or the market as a whole.
  Prepayment Risk -- Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate. As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including mortgage REITs). As a result, a Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline of the Fund's income.
  Securities Lending Risk -- A Fund may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, a Fund enters into loan arrangements only with institutions that IICO or a sub-advisor has determined are creditworthy.

Your Account

Choosing a Share Class

Each class of shares offered in this prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $1 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within twelve months after purchase
Maximum distribution and service (12b-1) fees of 0.25% For an investment of $1 million or more, only Class A shares are available	Maximum distribution and service (12b-1) fees of 1.00% Converts to Class A shares 8 years after the month in which the shares were purchased, thus reducing future annual expenses	Maximum distribution and service (12b-1) fees of 1.00% Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $300,000 or more, your financial advisor typically will recommend purchase of Class A shares due to a reduced sales charge and lower annual expenses

1A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within twelve months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B, Class C and Class Y shares, except that Ivy Money Market Fund Class A shares do not have a Plan. Such Plans permit the Funds to pay marketing and other fees to support both the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisor. Under the Class A Plan, a Fund may pay Ivy Funds Distributor, Inc. (IFDI) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse and/or compensate IFDI for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay IFDI, on an annual basis, a service fee of up to 0.25% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to IFDI by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by IFDI with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that IFDI is permitted to receive under the NASD rules as then in effect. Under the Class Y Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Since these fees are paid out of a fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower net asset value than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A shares are subject to an initial sales charge when you buy them (other than Ivy Money Market Fund), based on the amount of your investment, according to the tables below. As noted, Class A shares that have a Plan pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

Ivy Bond Fund, Ivy High Income Fund and Ivy Mortgage Securities Fund

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price	Invested	Price
--------	-----------	----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[1]	0.00	0.00	see below

Ivy Municipal Bond Fund

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price	Invested	Price
--------	-----------	----------	-----------
Under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[1]	0.00	0.00	see below

Ivy Limited-Term Bond Fund

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price	Invested	Price
--------	-----------	----------	-----------
Under $300,000	2.50%	2.56%	2.00%
$300,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[1]	0.00	0.00	see below

1No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a CDSC of 1% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

IFDI may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

IFDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge.

Sales Charge Reductions and Waivers

Lower sales charges on the purchase of Class A shares are available by:

  Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the net asset value (NAV) of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform IFDI that you are entitled to a reduced sales charge and provide IFDI with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from IFDI, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under an LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included.
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any of categories 1 through 7 listed below may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other of these categories:

1.         Purchases by you for your own account;

2.         Purchases by your spouse for his or her own account;

3.         Purchases by you or your spouse for your joint account;

4.         Purchases by you or your spouse for the account of your child under age 21;

5.         Purchase by any custodian for your or your spouse's child in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA) account;

6.         Purchases by you or your spouse for your or your spouse's individual retirement account (IRA), salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the Code), provided that such purchases are subject to a sales charge (see "Sales Charge Waivers for Certain Investors" and "Sales Charge Waivers for Certain Transactions" below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that investment), tax-sheltered annuity account (TSA) or Keogh plan account, provided that you and your spouse are the only participants in the Keogh plan; and

7.         Purchases by a trustee under a trust where you or your spouse is the settlor (the person who establishes the trust).

For the foregoing categories, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under other retirement plans:

1.         All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan;

2.         All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Code (a "qualified plan") that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All qualified plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3.         All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described in categories 1 through 7 listed above.

In order for an eligible purchase to be grouped, you must advise IFDI at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Ivy Money Market are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed, Inc. (Waddell & Reed) and Legend Equities Corporation (Legend), the grouping privileges described above also apply to the corresponding classes of shares of funds in the Waddell & Reed Advisors Family of Funds.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

  Shareholders investing through certain investment advisors and financial planners who charge a management, consulting or other fee for their services
  The Trustees and officers of Ivy Funds, the Directors and officers of Ivy Funds, Inc. or of any affiliated entity of IICO, employees of IFDI and its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each of the foregoing (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed
  Minnesota Life Trustees and officers, Directors, or any affiliated entity of Minnesota Life, employees of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals
  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records
  Participants in a 401(a) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and are segregated from any other retirement plan assets
  The Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program" in the SAI.
  Sales representatives, and their immediate family members, associated with unaffiliated third party broker/dealers with which IFDI has entered into selling agreements
  Friends of the Firm, which include certain people who have an existing relationship with IFDI or any of its affiliates

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV through:

  Exchange of Class A shares of any fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Waddell & Reed Advisors Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares
  One-Time Reinvestment of all or part of the proceeds of redemption of your Class A shares of a Fund in Class A shares of the Fund, if the reinvestment is made within 45 days of the Fund's receipt of your redemption request
  Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, if such loans are permitted by the plan and the plan may invest in shares of the Fund

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, on the Funds' website at www.ivyfunds.com, including hyperlinks to facilitate access to this information. You will find more information in the Fund's SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to IFDI, as further described below. The purpose of the CDSC is to compensate IFDI for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted above, Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on August 17, 2005, then redeems all Class B shares on August 15, 2006, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you will pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for seven years or longer, Class C shares may not be appropriate.

IFDI pays 4.00% of the amount invested to dealers who sell Class B shares and 1.00% of the amount invested to dealers who sell Class C shares.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to IFDI redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, a Keogh plan or a custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Trustees or Directors of the Funds, Directors of affiliated companies, current or retired officers of the Funds, employees of IFDI and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund, subject to the limitation on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed for Class C shares, redemptions made by shareholders that have purchased shares of the Fund through certain group plans that have selling agreements with IFDI and that are administered by a third party and/or for which brokers not affiliated with IFDI provide administrative or recordkeeping services the exercise of certain exchange privileges
  redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500, or less than $250 for Ivy Money Market Fund redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which may require certain notice.

Class Y shares are not subject to a sales charge. Class Y shares do, however, pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets.

Class Y shares are only available for purchase by:

  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees that are participants and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services certain retirement plans and trusts for employees of Waddell & Reed and its affiliates

Additional Dealer Compensation

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor; the 12b-1 fee paid by the class of shares of the Fund that you own; as well as payments by IFDI and its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the class of share you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and may be required by the intermediary in order for the Ivy Family of Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary's established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from IFDI or its affiliates for providing related sub-transfer agency and other services.

IFDI may also compensate an intermediary and/or financial advisor for IFDI's participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. IFDI may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary's established policies.

Compensation arrangements such as those described above are undertaken to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans
To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.

  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For the 2005 and 2006 tax years, the Annual Dollar Limit is $4,000. For individuals who have attained age 50 by the last day of the calendar year for which a contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for 2005 and $1,000 for 2006. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year.
  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year. An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.
  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary.
  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.
  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.
  Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $42,000 for 2005.
  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.
  403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.
  457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by IFDI. Contact your financial advisor for the form.

Buying Shares

You may buy shares of each of the Funds through IFDI and through third parties that have entered into selling arrangements with IFDI. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

IFDI generally will not accept new account applications to establish an account with non-U.S. address (APO/FPO addresses are acceptable) or for a non-resident alien.

By mail: To purchase any class of shares by check, make your check payable to Ivy Funds Distributor, Inc. Mail the check, along with your completed application, to:

Ivy Funds Distributor, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

By telephone or internet: To purchase Class A, B or C shares of a Fund by wire or by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase. Please call 800.777.6472 to report your purchase, or fax the information to 800.532.2749. You should then instruct your bank to use the bank information listed immediately below. For internet transactions, you may not execute trades greater than $25,000. You may purchase Class Y shares by calling 800.532.2783 or faxing instructions to 800.532.2749. If you need to establish an account for Class Y shares, you must first call 800.532.2783 to obtain an account number. You may then mail a completed application to IFDI at the above address, or fax it to 800.532.2749.

Please instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the NYSE is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund's shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of a Fund's NAV:

  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable or are unreliable are valued at their fair value by or at the direction of the Board of Trustees or Board of Directors, as discussed below.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to procedures approved by the Board of Trustees or Board of Directors. A Fund may also use these procedures to value certain types of illiquid securities. Fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund's NAV is calculated.

A Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some funds, which may invest a portion of their assets in foreign securities, may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Fund's Board of Trustees or Board of Directors. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuation. The Funds have retained a third-party pricing service (the Service) to assist in valuing foreign securities held in the Funds' portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WRSCO, in accordance with guideless adopted by each of the Fund's Board of Trustees or Board of Directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Boards regularly review, and WRSCO regularly monitors and reports to the Boards, the Service's pricing of the Funds' foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event -- thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund's NAV will be subject, in part, to the judgment of the Board of Trustees or Board of Directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It may also affect all shareholders in that if Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see " Market Timing Policy."

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Ivy Family of Funds, the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.
  You may purchase shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in networking through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

IFDI reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account	$500 (per Fund)
For certain exchanges	$100 (per Fund)
For accounts opened with Automatic Investment Service	$50 (per Fund)
For accounts established through payroll deductions	Any amount

To Add to an Account	Any amount
For certain exchanges	$100 (per Fund)
For Automatic Investment Service	$25 (per Fund)

For Class Y:

To Open an Account
For a government entity or authority or for a corporation	$10 million
(within first twelve months)
For other eligible investors	Any amount

To Add to an Account	Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

By mail: Make your check payable to Ivy Funds Distributor, Inc. Mail the check to IFDI, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

By telephone and internet: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8. See "Buying Shares" for additional information.

By Automatic Investment Method: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the NAV per share of that Fund class, subject to any applicable CDSC and/or redemption fee.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable requirements listed in the table below

Deliver the form or your letter to:

Ivy Client Services
c/o Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone: If you have elected this method in your application or by subsequent authorization, you may receive payment of your redemption proceeds via direct ACH for any shares you hold, or via wire if you hold Class Y shares or any class of shares of Ivy Money Market Fund (wire redemptions of Ivy Money Market Fund require a $1,000 minimum redemption amount and a $10 per transaction wire fee). To redeem your shares, call 800.777.6472, or fax your request to 800.532.2749, and give your instructions to redeem your shares via ACH or via wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days).

For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone can only be accepted for amounts up to $50,000.

By internet: You need to have selected the internet option on your Account Application. Once your request for this option has been processed (which may take up to 10 days), you may place your redemption order at www.ivyfunds.com. For your protection, your redemption proceeds will be mailed to your address of record, which may not have been changed within 30 days prior to your redemption request. Requests via the internet can only be accepted for amounts up to $50,000.

To sell Class A shares of Ivy Money Market Fund and Ivy Limited-Term Bond Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more. Your account will be charged a fee of $0.75 for each check that you write on your account. If you sell Class A shares of Ivy Limited-Term Bond Fund by check, you may experience tax implications.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC and/or redemption fee, after receipt of a written request for redemption in good order by Ivy Client Services (on behalf of Waddell & Reed Services Company) or other authorized Fund agent at the address listed above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Trustees or Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Dealers that perform account transactions for their clients by participating in networking through the NSCC are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person.
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record

This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500, or less than $250 for Ivy Money Market Fund. The Fund will give you notice and 60 days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500 or $250 for Ivy Money Market Fund. These redemptions will not be subject to a CDSC. Ivy Money Market Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 days after such redemption. IFDI will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Funds' transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

We provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800.777.6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.ivyfunds.com, to:

  obtain information about your accounts
  obtain price information about other funds in the Ivy Family of Funds obtain a Fund's current prospectus
  request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
  quarter-to-date statements (quarterly)
  year-to-date statements (after end of fourth quarter)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus, annual and semiannual reports of the Fund may be mailed to Shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.ivyfunds.com to view and/or download these documents, as well as other information about each Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the "Access Your Account" feature available via www.ivyfunds.com.

Exchange Privileges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Ivy Family of Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Ivy Money Market Fund are subject to any sales charge applicable to the Fund being exchanged into, unless the Ivy Money Market shares were previously acquired by an exchange from Class A shares of another Ivy fund for which a sales charge was paid (or represent reinvestment of dividends and distributions paid on such shares). You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of Ivy Money Market Fund.

For clients of Waddell & Reed and Legend, these exchange privileges also apply to the corresponding classes of shares of funds within the Waddell & Reed Advisors Family of Funds.

You may exchange any Class A shares of Ivy Limited-Term Bond and Ivy Municipal Bond Funds that you have held for at least six months and any Class A shares of these Funds acquired as payment of a dividend or distribution for Class A shares of any other Fund in the Ivy Family of Funds. You may exchange Class A shares of Ivy Limited-Term Bond and Ivy Municipal Bond Funds that you have held for less than six months only for Class A shares of Ivy Limited-Term Bond, Ivy Municipal Bond and Ivy Money Market Funds.

As of December 1, 2003, Class B and Class C shares of Ivy Money Market Fund are not available for direct investment; therefore, you may now utilize Class A shares of Ivy Money Market Fund for your Funds Plus Service into Class A, B or C shares of a non-money market fund. Please see the SAI for additional information.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within the Ivy Family of Funds may only be sold within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

Important Exchange Information

  You must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Ivy Money Market Fund, and in certain situations you may exchange Class A shares of Ivy Money Market Fund for Class B or Class C shares of any of the other Funds).
  Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

How to Exchange

By mail: Send your written exchange request to Ivy Client Services at the address listed under "Selling Shares."

By telephone: Call IFDI at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IFDI employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IFDI may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You will be allowed to exchange by internet if (1) you can provide proper identification information; and (2) you have established the internet trading option.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or IFDI, thereby indirectly affecting the Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in municipal obligations, such as Ivy Municipal Bond Fund, or that invests a significant portion of its assets in high-yield fixed income securities, such as Ivy High Income Fund.

To discourage market timing activities by investors, the Funds' Board of Directors or Board of Trustees has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how it will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares. As an additional step, WRSCO reviews internal monthly reporting of a Fund's overall redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or IFDI will, for clients of Waddell & Reed (including those shareholders that do not utilize any financial intermediary), send a letter to the shareholder to state that we are suspending exchange privileges and will refuse to accept additional purchases in the account. For trading via the NSCC we will, if possible, place a trading block on our system at a dealer-branch level or, if that cannot be accomplished, we will contact the associated broker-dealers and request that they block further trading. The letter will inform the shareholder that he/she may request the reinstatement of exchange privileges and the ability to make additional investments, after a prescribed period of time. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

A Fund seeks to apply its market timing policy consistently to all shareholders and prospective investors. Although the Funds, IFDI and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or that are difficult to identify when effected through omnibus accounts maintained by those intermediaries because the intermediary maintains the underlying shareholder account. Under these circumstances, the Fund cannot identify transactions by underlying investors. Accordingly, there can be no assurance that the Funds will be able to eliminate all market timing activities.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Fund's and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or IFDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee/Exchange Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, each of the Funds except Ivy Money Market Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of that Fund after holding the shares less than 5 days. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

A Fund's redemption fee will not be assessed against:

1.

certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Funds, sufficient information to impose a redemption fee on their customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in Strategic Portfolio Allocation (SPA), Managed Allocation Portfolios (MAP) and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service

4.

shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Funds' behalf.

In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans
Automatic Investment Service
To move money from your bank account to an existing Fund account
Minimum Amount	Frequency
$25 (per Fund)	Monthly

Funds Plus Service
To move money from Ivy Money Market Fund Class A to a Fund whether in the same or a different class
Minimum Amount	Frequency
$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, each of Ivy Bond Fund, Ivy High Income Fund, Ivy Limited-Term Bond Fund, Ivy Money Market Fund, Ivy Mortgage Securities Fund and Ivy Municipal Bond Fund declare dividends from net investment income daily and pay them monthly. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.

Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.

Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders may be taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund who satisfy certain holding period requirements with respect to their Fund shares. None of the dividends paid by Ivy Bond Fund, Ivy Limited-Term Bond Fund, Ivy Municipal Bond Fund or Ivy Money Market Fund are expected to be eligible for treatment as qualified dividend income, and it is unlikely that a significant amount of dividends paid by other Funds will be so eligible.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Distributions by Ivy Municipal Bond Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. A portion of the exempt-interest dividends paid by Ivy Municipal Bond Fund is expected to be attributable to interest on certain bonds that must be treated, by you, as a tax preference item for purposes of calculating your liability, if any, for the AMT; the Fund anticipates such portion will not be more than 40% of the dividends it will pay, annually, to its shareholders. Ivy Municipal Bond Fund will provide you with information concerning the amount of distributions that is a tax preference item after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.

Entities or other persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisers before purchasing Ivy Municipal Bond Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term substantial user is defined generally to include a non-exempt person who regularly uses, in trade or business, a part of a facility financed from the proceeds of PABs.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within 90 days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Ivy Family of Funds without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See "Your Account--Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. Each Fund must withhold a portion of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding is also required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; you will find more information in each Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Funds

Portfolio Management

The Funds are managed by IICO, subject to the authority of the Board of Trustees of Ivy Funds and the Board of Directors of Ivy Funds, Inc. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO is an SEC-registered investment advisor with approximately $___ billion in assets under management as of March 31, 2005 and serves as the investment manager for each of the Funds within the Ivy Family of Funds. IICO has served as investment manager to the Ivy Funds (Trust) since December 31, 2002,1 and to Ivy Funds, Inc. since June 30, 2003. Prior to June 30, 2003, Waddell & Reed Investment Management Company (WRIMCO) served as the investment manager for each of the Funds in the Ivy Funds, Inc. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. (formerly W&R Funds, Inc.) to IICO. IICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Advantus Capital Management, Inc. (Advantus Capital), an SEC-registered investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment sub-advisor to Ivy Mortgage Securities Fund and Ivy Bond Fund under an agreement with IICO. Since its inception in 1994, Advantus Capital has provided investment advisory services for mutual funds and has managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. Advantus Capital had approximately $____ billion in assets under management as of March 31, 2005.

1Until December 31, 2002, Ivy Management, Inc. (IMI) provided business management services to the Ivy Funds and investment advisory services to the Ivy Funds. On December 31, 2002, IMI, an indirect wholly owned subsidiary of Waddell & Reed Financial, Inc. (Waddell & Reed) and a wholly owned subsidiary of Ivy Acquisition Corporation (IAC), merged with and into IAC, a wholly owned subsidiary of Waddell & Reed. Upon effectiveness of the merger, IAC changed its name to Waddell and Reed Ivy Investment Company (WRIICO), and WRIICO assumed all of IMI's duties with respect to the Ivy Funds. Effective March 7, 2005, WRIICO changed its name to Ivy Investment Management Company (IICO).

Ivy Bond Fund: Christopher R. Sebald, Thomas B. Houghton and David W. Land are primarily responsible for the management of the Ivy Bond Fund. Mr. Sebald has held his Fund responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund, Advantus Bond Fund, Inc., since August 2003. He has served as Senior Vice President and Lead Portfolio Manager, Total Return Fixed Income, Advantus Capital, since August 2003. Mr. Sebald had served as Senior Vice President and Portfolio Manager for AEGON USA Investment Management from July 2000 through July 2003, and as Director of Portfolio Management, GMAC-RFC from January 1998 through July 2000. He earned a BS degree in Economics from the University of Minnesota and a MBA from the University of Minnesota. He is a Chartered Financial Analyst.

Mr. Land has held his responsibilities for Ivy Bond Fund since April 2005. He has served as Vice President and Portfolio Manager, Total Return, Advantus Capital, since April 2004. Mr. Land was Senior Analyst at AXA Investment Managers North America, Inc. from August 2003 to April 2004. He served as Senior Investment Officer of Advantus Capital from July 2000 to July 2003. Mr. Land earned a BA from Thomas More College and a MBA from the University of Cincinnati. He is a Chartered Financial Analyst.

Mr. Houghton has held his fund responsibilities for Ivy Bond Fund since April 2005. He has served as Vice President and Portfolio Manager, Total Return Fixed Income, Advantus Capital, since August 2003. Mr. Houghton had served as Senior Investment Officer with Advantus Capital from April 2002 to August 2003. Previously, Mr. Houghton was a Senior Securities Analyst, Public Corporate Bonds, with American Express from July 2001 through March 2002, and Senior Investment Officer, Public Corporate Bonds with Advantus Capital from July 1999 to June 2001.

Ivy High Income Fund: Louise D. Rieke is primarily responsible for the management of the Ivy High Income Fund. Ms. Rieke has held her Fund responsibilities since July 1997. She is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since July 1986 and has been an employee of such since May 1971. She received a BS degree in Accounting from Kansas State University, and holds an MBA from the University of Missouri at Kansas City. Ms. Rieke has earned the designation of Certified Public Accountant, and is a Chartered Financial Analyst.

Ivy Limited-Term Bond Fund: W. Patrick Sterner is primarily responsible for the management of the Ivy Limited-Term Bond Fund. Mr. Sterner has held his Fund responsibilities since September 1992. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. He has been an employee of WRIMCO since August 1992. Mr. Sterner earned a degree in Business Administration from the University of Kansas, and is a Chartered Financial Analyst.

Ivy Money Market Fund: Mira Stevovich is primarily responsible for the management of the Ivy Money Market Fund. Ms. Stevovich has held her Fund responsibilities since the inception of the Fund. She is Vice President of IICO, Vice President of WRIMCO, Vice President and Assistant Treasurer of the Trust and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Portfolio Manager for investment companies managed by WRIMCO since May 1998 and has been an employee of WRIMCO and its predecessor since March 1987. Ms. Stevovich earned a BA degree from Colorado Womens College. She holds an MA degree in Soviet and East European Studies and an MBA degree from the University of Kansas. Ms. Stevovich is a Chartered Financial Analyst.

Ivy Mortgage Securities Fund: Christopher R. Sebald and David W. Land are primarily responsible for the management of Ivy Mortgage Securities Fund. Mr. Sebald has held his responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund, Advantus Mortgage Securities Fund, Inc., since August 2003. He is also portfolio manager for Ivy Bond Fund, and his biographical information is listed in the disclosure for Ivy Bond Fund.

David Land has held his responsibilities for Ivy Mortgage Securities Fund since April 2004. He is also portfolio manager for Ivy Bond Fund, and his biographical information is listed in the disclosure for Ivy Bond Fund.

Ivy Municipal Bond Fund: Bryan J. Bailey is primarily responsible for the management of the Ivy Municipal Bond Fund. Mr. Bailey has held his Fund responsibilities since June 2000. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of another investment company for which WRIMCO serves as investment manager. Mr. Bailey had served as the Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1993. Mr. Bailey earned a BS degree in business from Indiana University, and an MBA in financial management/statistics from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst.

Additional information regarding portfolio managers, including information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities is included in the SAI.

Other members of IICO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to IICO for providing investment advice and supervising its investments. IICO uses a portion of the applicable fee to pay a Fund's sub-advisor, if any. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

  Ivy Money Market Fund: 0.40% of net assets
  Ivy Limited-Term Bond Fund, Ivy Mortgage Securities Fund: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion
  Ivy Bond Fund, Ivy Municipal Bond Fund: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion
  Ivy High Income Fund: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion

Management fees for the following Funds as a percent of the Fund's net assets for its fiscal year ended March 31, 2005 were:

Fund	Management Fees Paid[1]	Management Fee without voluntary waiver[1]
Ivy Bond Fund
Ivy High Income Fund
Ivy Limited-Term Bond Fund
Ivy Money Market Fund
Ivy Mortgage Securities Fund
Ivy Municipal Bond Fund

1IICO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to IICO's right to change or modify this waiver.

Financial Highlights

The following information is to help you understand the financial performance of each of the classes of each Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. The information for Funds in Ivy Funds, Inc. has been audited by ____________________, whose independent auditors' reports, along with each Fund's financial statements for the fiscal year ended March 31, 2005, are included in the Funds' Annual Report to Shareholders, which is incorporated by reference into its Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge.

IVY FUNDS

Custodian	Distributor
UMB Bank, n.a.	Ivy Funds Distributor, Inc.
928 Grand Boulevard	6300 Lamar Avenue
Kansas City, Missouri 64106	P. O. Box 29217
Shawnee Mission, Kansas
Legal Counsel	66201-9217
Bell, Boyd & Lloyd LLC	913.236.2000
Three First National Plaza	800.777.6472
70 West Madison Street
Suite 3300
Chicago, Illinois 60602-4207

Independent Public Accounting Firm	Transfer Agent
Deloitte & Touche LLP	Waddell & Reed
1010 Grand Boulevard	Services Company
Kansas City, Missouri	6300 Lamar Avenue
64106-2232	P. O. Box 29217
Shawnee Mission, Kansas
Investment Manager	66201-9217
Ivy Investment	913.236.2000
Management Company	800.777.6472
6300 Lamar Avenue
P. O. Box 29217	Accounting Services Agent
Shawnee Mission, Kansas	Waddell & Reed
66201-9217	Services Company
913-.236.2000	6300 Lamar Avenue
800.777.6472	P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913.236.2000
800.777.6472

IVY FUNDS

You can get more information about each Fund in the--

  Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
  Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the Funds' current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Ivy Funds Distributor, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. 20549-0102 You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.942.8090.

The Funds' SEC file numbers are as follows:
     Ivy Funds, Inc. 811-6569
     Ivy Fund: 811-01028

IVY FUNDS DISTRIBUTOR, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
800.777.6472

Prospectus
APRIL 30, 2005

IVY CASH RESERVES FUND

The Securities and Exchange Commission has not approved
or disapproved the Funds' securities, or determined whether
this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

CONTENTS

3   AN OVERVIEW OF THE FUND

6   ADDITIONAL INFORMATION ABOUT
              PRINCIPAL INVESTMENT STRATEGIES
              AND RISKS

6           Principal Strategies

6           Principal Risks

7   YOUR ACCOUNT

8           Buying Shares

8           Selling Shares

11         Exchange Privileges

14         Distributions and Taxes

16   THE MANAGEMENT OF THE FUND

16          Portfolio Management

16          Management Fee

17          FINANCIAL HIGHLIGHTS

AN OVERVIEW OF THE FUND

Ivy Cash Reserves Fund

         seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.

GOAL

Principal Strategies

Ivy Cash Reserves Fund invests in money market instruments maturing within thirteen months or less and maintains a portfolio with a dollar-weighted average maturity of 90 days or less.

The Fund's emphasis on securities with relatively short term maturities is designed to enable the Fund to maintain a constant net asset value (NAV) of $1.00 per share.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Among the types of money market instruments that are likely to be included in the Fund's portfolio are:

  debt securities issued or guaranteed by the U.S. Government obligations of domestic banks and savings and loans associations (including certificates of deposit and banker's acceptances)
  high quality commercial paper
  high quality short term corporate notes, bonds and debentures short term repurchase agreements involving U.S. Government securities

Principal Risks of Investing in the Fund

The main risks to which Ivy Cash Reserves Fund is exposed in carrying out its investment strategies are the following:

  Management Risk - Securities selected for the Fund may not perform as well as securities held by other money market funds
  Market Risk - An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
  Interest Rate and Maturity Risk - Many of the Fund's portfolio holdings are susceptible to decline in a rising interest rate environment. The risk is more acute for debt securities with longer maturities.
  Credit Risk - The issuers of the Fund's portfolio holdings could fail to meet their obligations on interest payments and/or principal repayments, which could cause the Fund to lose money.

Who May Want to Invest

Ivy Cash Reserves Fund may be appropriate for investors seeking a combination of current income and stability of capital.

PERFORMANCE

Ivy Cash Reserves Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing the Fund's average annual total returns for the periods shown.

The bar chart presents the average annual total return for Class A shares.

The performance table shows average annual total returns for each class.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1995	4.80%
1996	4.47%
1997	4.60%
1998	4.51%
1999	4.16%
2000	5.37%
2001	3.12%
2002	0.78%
2003	0.33%
2004	0.59%

In the period shown in the chart, the highest quarterly return was 1.42% (the third and fourth quarter of 2000) and the lowest quarterly return was 0.07% (the third and fourth quarters of 2003 and the first quarter of 2004). As of December 31, 2004, the Class A 7-day yield was equal to 1.32%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

Average Annual Total Returns
as of December 31, 2004	1 Year	5 years	10 Years (or Life of Class)

Class A	0.59%	2.04%	3.33%
Class B (began on 01-05-1996)	0.59%	2.08%	3.22%
Class C (began on 04-30-1996)	0.59%	2.08%	3.09%

FEES AND EXPENSES

Ivy Cash Reserves Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of lesser of amount invested or redemption value)[1]	None	None	None
Redemption fee/exchange fee (as a percentage of amount redeemed, if applicable)[2]	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)	Class A Shares	Class B Shares	Class C Shares

Management Fees	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	1.96%	1.92%	3.51%
Total Annual Fund Operating Expenses	2.36%	2.32%	3.91%
Expenses Reimbursed[3]	1.11%	1.07%	2.66%
Net Fund Operating Expenses	1.25%	1.25%	1.25%

1   No contingent deferred sales charge (CDSC) applies to your purchase of Fund shares. However, Class B and Class C shares are available only by exchange of the same Class of shares of another Fund in the Ivy Funds. Any CDSC applicable to the Ivy Fund that was exchanged will carry over to your investment in Cash Reserves Fund and will be assessed when you redeem your Fund shares (depending on how much time has elapsed since your original purchase date).

2   If you choose your redemption proceeds by Federal Funds wire, a $10 wire fee will be charged to your account.

3  Ivy Investment Management Company (IICO) (formerly, Waddell & Reed Ivy Investment Company) has contractually agreed to reimburse the Fund's expenses for the fiscal year ending December 31, 2004, to the extent necessary to ensure that the Fund's Annual Fund operating Expenses, when calculated at the Fund level, do not exceed 0.85% of the Fund's average net assets. For each of the following seven years, IICO has contractually agreed to ensure that these expenses do not exceed 1.25% of the Fund's average net assets.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed at end of period:*	1 Year	3 Years	5 Years	10 Years

Class A Shares	$127	$397	$686	$1,848
Class B Shares	$527	$697	$786	$1,836
Class C Shares	$127[1]	$397	$686	$2,304

If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years

Class A Shares	$127	$397	$686	$1,848
Class B Shares	$127	$397	$686	$1,836
Class C Shares	$127	$397	$686	$2,304

*   Class B and Class C shares are only available by exchange of the same Class of shares of another Fund in the Ivy Funds, and therefore are subject to any CDSC applicable to those shares (depending on how much time has elapsed since your original purchase date).

1A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Principal Strategies

The Fund seeks to achieve its investment objective of as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high-quality, short term debt securities. The Fund's debt investments are required to present minimal credit risk and be included in one of the two highest short term rating categories that apply to debt securities. By purchasing these types of securities, the Fund expects to maintain a constant net asset value of $1.00 per share (although there is no guarantee that the Fund's efforts will be successful). The Fund's portfolio is actively monitored on a daily basis to maintain competitive yields.

You will find more information about the Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its Statement of Additional Information (SAI).

Principal Risks

General market risk: As with any mutual fund, the value of fund investments and the income they generate will vary daily and generally reflect market conditions, interest rates and other issuer-specific, political or economic developments.

Debt securities, in general: Investing in debt securities involves both interest rate and credit risk. The value of debt instruments generally increase as interest rates decline. Conversely, rising interest rates tend to cause the value of debt securities to decrease. The Fund's portfolio is therefore susceptible to losses in a rising interest rate environment. The market value of debt securities also tends to vary according to the relative financial condition of the issuer. Bonds with longer maturities tend to be more volatile than bonds with shorter maturities.

The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on IICO's skill in selecting investments.

YOUR ACCOUNT

The Fund is closed to new shareholders. Current shareholders may continue to exchange their shares of Ivy Cash Reserves Fund for shares of the same class of any fund within the Ivy Family of Funds. Before exchanging into another fund within the Ivy Family of Funds, please obtain that fund's prospectus. You can obtain a prospectus by telephoning Ivy Funds Distributor, Inc. (IFDI), the Fund's distributor, at 800-777-6472 or on our website, www.ivyfunds.com. Current shareholders of a class of Ivy Cash Reserves Fund may also continue to exchange their shares of a non-money market fund within the Ivy Family of Funds for shares of the same class of Ivy Cash Reserves Fund. Class A shareholders may also purchase additional Class A shares.

Contingent Deferred Sales Charge. Ivy Cash Reserves Fund does not assess a CDSC on purchases of shares. The following information about CDSC applies to the other Funds in the Ivy Family of Funds, and to shares of Ivy Cash Reserves Fund acquired by exchange of shares from another Fund in the Ivy Family of Funds that had been subject to a CDSC. For Ivy Cash Reserves shares acquired by such an exchange, the time period for the CDSC will continue to run.

A CDSC may be assessed against your redemption amount of Class B or Class C shares and paid to IFDI, as further described below. The purpose of the CDSC is to compensate IFDI for the costs incurred by it in connection with the sale of the non-money market fund's Class B or Class C shares. The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares in order to determine the applicable CDSC, if any, all payments during a month are totaled and deemed to have been made on the first day of the month.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below.
CDSC on Shares Sold Within Year	As % of Amount Subject to Charge

1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on May 10, 2005 , then redeems all Class B shares on May 8, 2006, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified above.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, the Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

IFDI pays 4.00% of the amount invested to dealers who sell Class B shares and 1.00% of the amount invested to dealers who sell Class C shares.

The CDSC for Class B or Class C shares will not apply in the following circumstances:

  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to IFDI redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, a Keogh plan or a custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Trustees or Directors of the Funds, Directors of affiliated companies, current or retired officers of the Funds, employees of IFDI and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed for Class C shares, redemptions made by shareholders that have purchased shares of the Fund through certain group plans that have selling agreements with IFDI and that are administered by a third party and/or for which brokers not affiliated with IFDI provide administrative or recordkeeping services the exercise of certain exchange privileges
  redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $250 redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund

These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which may require certain notice.

Buying shares

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class. In the calculation of the Fund's NAV, short-term debt securities are valued at amortized cost, which approximates market value.

The Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Fund normally calculates its NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

When you place an order to purchase or exchange shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Ivy Family of Funds, the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.
  Your order will receive the offering price next calculated after the order has been received in proper form. Therefore, if your order is received in proper form before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day.

IFDI reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the NAV per share of that Fund class, subject to any applicable CDSC.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable requirements listed in the table below

Deliver the form or your letter to:

Ivy Client Services
c/o Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed Services Company (WRSCO) will send a check to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone: If you hold Class A shares of Ivy Cash Reserves Fund, and have elected this method in your application or by subsequent authorization, call 800-777-6472 or fax your request to 800-532-2749 and give your instructions to redeem your shares. Shareholders that qualify for wire redemptions may receive a deposit to their predesignated bank account by wire (requires a $1,000 minimum redemption amount and a $10 per transaction wire fee). If you hold Class A, B or C shares of the Fund, and have elected this method in your application or by subsequent authorization, call 800-777-6472, or fax your request to 800-532-2749, and give your instructions to redeem your shares via ACH. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days).

For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone can only be accepted for amounts up to $50,000.

By internet: You need to have selected the internet option on your Account Application. Once your request for this option has been processed (which may take up to 10 days), you may place your redemption order at www.ivyfunds.com. For your protection, your redemption proceeds will be mailed to your address of record, which may not have been changed within 30 days prior to your redemption request. Requests via the internet can only be accepted for amounts up to $50,000.

To sell Class A shares of the Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more. Your account will be charged a fee of $0.75 for each check that you write on your account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Ivy Client Services (on behalf of Waddell & Reed Services Company) or other authorized Fund agent at the address listed above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.

  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Trustees determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

Special Requirements for Selling Shares
Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person.
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record

This requirement is to protect you and the Fund from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $250. The Fund will give you sixty (60) days notice. These redemptions will not be subject to a CDSC. The Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $250 due to market forces.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Fund's transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

We provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800-777-6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.ivyfunds.com, to:

  obtain information about your accounts
  obtain price information about other funds in the Ivy Family of Funds obtain a Fund's current prospectus, SAI, annual reports, or other information about each fund request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
  year-to-date statements (quarterly)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus, annual and semiannual reports of the Fund may be mailed to Shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies.

You may also visit www.ivyfunds.com to view and/or download these documents, as well as other information about each Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the "Access Your Account" feature available via www.ivyfunds.com.

Exchange Privileges

You may sell your shares of Ivy Cash Reserves Fund and buy shares of the same Class of another Fund in the Ivy Family of Funds. However, exchanges of Class A shares from Ivy Cash Reserves Fund are subject to any sales charge applicable to the Fund being exchanged into, unless the Ivy Cash Reserves Fund shares were previously acquired by an exchange from Class A shares of another Ivy Fund for which a sales charge was paid.

You may sell your shares of another Fund in the Ivy Family of Funds and buy shares of the same class of Ivy Cash Reserves Fund for shareholders with an existing Ivy Cash Reserves Fund account only. However, for exchanges of Class B and Class C shares from another Fund in the Ivy Family of Funds that had been subject to a CDSC, the time period for the CDSC will continue to run.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within the Ivy Family of Funds may only be sold within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico.

Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

Important Exchange Information

  You must exchange into the same share class you currently own (except that in certain circumstances you may exchange Class A shares of Ivy Cash Reserves Fund for Class B or Class C shares of any of the Funds in the Ivy Family of Funds).
  Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

Before exchanging into another fund within the Ivy Family of Funds, please read that fund's prospectus. You can obtain a prospectus by telephoning IFDI at 800-777-6472 or on our website, www.ivyfunds.com.

How to Exchange

By mail: Send your written exchange request to Ivy Client Services at the address listed under "Selling Shares."

By telephone: Call IFDI at 800-777-6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IFDI employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IFDI may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You will be allowed to exchange by internet if (1) you can provide proper identification information; and (2) you have established the internet trading option.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or IFDI, thereby indirectly affecting the Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in municipal obligations, such as Ivy Municipal Bond Fund, or that invests a significant portion of its assets in high-yield fixed income securities, such as Ivy High Income Fund.

To discourage market timing activities by investors, the Funds' Board of Directors or Board of Trustees has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how it will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares. As an additional step, WRSCO reviews internal monthly reporting of a Fund's overall redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or IFDI will, for clients of Waddell & Reed (including those shareholders that do not utilize any financial intermediary), send a letter to the shareholder to state that we are suspending exchange privileges and will refuse to accept additional purchases in the account. For trading via the NSCC we will, if possible, place a trading block on our system at a dealer-branch level or, if that cannot be accomplished, we will contact the associated broker-dealers and request that they block further trading. The letter will inform the shareholder that he/she may request the reinstatement of exchange privileges and the ability to make additional investments, after a prescribed period of time. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

A Fund seeks to apply its market timing policy consistently to all shareholders and prospective investors. Although the Funds, IFDI and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or that are difficult to identify when effected through omnibus accounts maintained by those intermediaries because the intermediary maintains the underlying shareholder account. Under these circumstances, the Fund cannot identify transactions by underlying investors. Accordingly, there can be no assurance that the Funds will be able to eliminate all market timing activities.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Fund's and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or IFDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Automatic Transactions for Class A, Class B and Class C Shareholders

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans
Funds Plus Service
To move money from Ivy Cash Reserves Fund Class A to a Fund whether in the same or a different class
Minimum Amount	Frequency
$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

The Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, the Fund declares dividends from net investment income daily and pays them monthly. Net capital gains ordinarily are distributed by the Fund in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) are usually distributed in December.

Distribution Options. When you opened your account, you should have specified on your application how you want to receive your distributions. The Fund offers two options:

1.   Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.   Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund who satisfy certain holding period requirements with respect to their Fund shares. However, none of the dividends paid by Ivy Cash Reserves Fund are expected to be eligible for treatment as qualified dividend income.

The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety (90) days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Ivy Family of Funds without paying a sales charge due to the 60 day reinvestment privilege or exchange privilege. See "Your Account—Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty (30) days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. The Fund must withhold a portion of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends the Fund pays that is attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Fund.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

THE MANAGEMENT OF THE FUND

Portfolio Management

The Fund is managed by IICO, subject to the authority of the Board of Trustees of Ivy Funds. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO is an SEC-registered investment advisor with approximately $5.3 billion in assets under management as of December 31, 2004. IICO provides business management services and investment advisory services to each of the Funds in Ivy Funds, and provides investment advice to each of the Funds in Ivy Funds, Inc. IICO has served as investment manager to Ivy Funds since December 31, 20021, and to Ivy Funds, Inc. since June 30, 2003. IICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Prior to June 30, 2003, Waddell & Reed Investment Management Company (WRIMCO) served as the investment manager for each of the Funds in the Ivy Funds, Inc. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. (formerly W&R Funds, Inc.) to IICO.

Mira Stevovich is primarily responsible for the management of Ivy Cash Reserves Fund. Ms. Stevovich has held her Fund responsibilities since December, 2002. She is Vice President of IICO and WRIMCO, Vice President and Assistant Treasurer of Ivy Funds and Vice President and Assistant Treasurer of other investment companies for which IICO and WRIMCO serve as investment manager. Ms. Stevovich has served as the Portfolio Manager for investment companies managed by WRIMCO since May 1998 and has been an employee of WRIMCO and its predecessor since March 1987. Ms. Stevovich earned a BA degree from Colorado Womens College. She holds an MA degree in Soviet and East European Studies and an MBA degree from the University of Kansas. Ms. Stevovich is a Chartered Financial Analyst.

Other members of IICO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to IICO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by the Fund at the annual rate of 0.40% of net assets.

1Until December 31, 2002, Ivy Management, Inc. (IMI) provided business management services to the Ivy Funds and investment advisory services to the Ivy Funds. On December 31, 2002, IMI, an indirect wholly owned subsidiary of Waddell & Reed Financial, Inc. (Waddell & Reed) and a wholly owned subsidiary of Ivy Acquisition Corporation (IAC), merged with and into IAC, a wholly owned subsidiary of Waddell & Reed. Upon effectiveness of the merger, IAC changed its name to Waddell and Reed Ivy Investment Company (WRIICO), and WRIICO assumed all of IMI's duties with respect to the Ivy Funds. On March 7, 2005, WRIICO changed its name to Ivy Investment Management Company (IICO).

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each of the classes of Ivy Cash Reserves Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

The information for the Fund has been audited by Deloitte & Touche LLP , whose Report of Independent Registered Public Accounting Firm, along with the Fund's financial statements for the fiscal period ended March 31, 2004 and the semiannual period ended September 30, 2004, are included in the Fund's Annual Report to Shareholders and Semiannual Report to Shareholders, respectively, each of which is incorporated by reference into its Statement of Additional Information. The annual and semiannual reports contain additional performance information and will be made available upon request and without charge.

IVY CASH RESERVES FUND

For a Class A share outstanding throughout each period:

	For the six months ended	For the fiscal period ended	For the Fiscal Year ended December 31,
	9-30-04	3-31-04	2003	2002	2001	2000	1999

Class A Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.00*	0.00*	0.00*	0.01(1)	0.03	0.05	0.04
Less dividends declared	(0.00)*	(0.00)*	(0.00)*	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Class A Ratios/Supplemental Data
Total return	0.24%	0.07%	0.33%	0.78%	3.12%	5.37%	4.16%
Net assets, end of period (in millions)	$5	$6	$6	$15	$13	$20	$19
Ratio of expenses to average net assets including reimbursement	0.85%(2)	0.85%(2)	0.85%	0.88%	0.87%	0.85%	0.88%
Ratio of net investment income to average net assets including reimbursement	0.48%(2)	0.29%(2)	0.35%	0.78%	3.12%	5.38%	4.17%
Ratio of expenses to average net assets excluding reimbursement	2.16%(2)	2.36%(2)	1.80%	1.73%	1.59%	1.52%	1.40%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-0.83%(2)	-1.22%(2)	-0.60%	-0.07%	2.40%	4.71%	3.65%

*Not shown due to rounding.

(1)Based on shares outstanding.

(2)Annualized.

IVY CASH RESERVES FUND

For a Class B share outstanding throughout each period:

	For the six months ended	For the fiscal period ended	For the Fiscal Year ended December 31,
	9-30-04	3-31-04	2003	2002	2001	2000	1999

Class B Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.00*	0.00*	0.00*	0.01(1)	0.03	0.05	0.04
Less dividends declared	(0.00)*	(0.00)*	(0.00)*	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Class B Ratios/Supplemental Data
Total return	0.24%	0.07%	0.36%	0.85%	3.19%	5.35%	4.30%
Net assets, end of period (in millions)	$2	$3	$3	$6	$7	$6	$7
Ratio of expenses to average net assets including reimbursement	0.85%(2)	0.85%(2)	0.83%	0.80%	0.80%	0.87%	0.77%
Ratio of net investment income to average net assets including reimbursement	0.47%(2)	0.29%(2)	0.38%	0.85%	3.19%	5.36%	4.28%
Ratio of expenses to average net assets excluding reimbursement	2.16%(2)	2.32%(2)	1.77%	1.65%	1.52%	1.54%	1.29%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-0.85%(2)	-1.18%(2)	-0.56%	0.00%	2.47%	4.69%	3.76%

*Not shown due to rounding.

(1)Based on shares outstanding.

(2)Annualized.

IVY CASH RESERVES FUND

For a Class C share outstanding throughout each period:

	For the six months ended	For the fiscal period ended	For the Fiscal Year ended December 31,
	9-30-04	3-31-04	2003	2002	2001	2000	1999

Class C Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.00*	0.00*	0.00*	0.01(1)	0.03	0.05	0.04
Less dividends declared	(0.00)*	(0.00)*	(0.00)*	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Class C Ratios/Supplemental Data
Total return	0.24%	0.07%	0.40%	0.74%	3.10%	5.65%	4.14%
Net assets, end of period (in thousands)	$85	$167	$184	$813	$519	$1,975	$372
Ratio of expenses to average net assets including reimbursement	0.85%(2)	0.85%(2)	0.72%	0.84%	0.88%	0.72%	0.87%
Ratio of net investment income to average net assets including reimbursement	0.48%(2)	0.29%(2)	0.52%	0.82%	3.10%	5.51%	4.18%
Ratio of expenses to average net assets excluding reimbursement	2.17%(2)	3.91%(2)	1.66%	1.69%	1.60%	1.39%	1.39%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-0.84%(2)	-2.77%(2)	-0.42%	-0.03%	2.38%	4.84%	3.66%

*Not shown due to rounding.

(1)Based on shares outstanding.

(2)Annualized.

This page for your notes and calculations.

IVY FUNDS

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Bell, Boyd & Lloyd LLC
Three First National Plaza
70 West Madison Street
Suite 3300
Chicago, Illinois 60602-4207

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Ivy Investment Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-777-6472

Distributor
Ivy Funds Distributor, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-777-6472

Transfer Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-777-6472

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-777-6472

IVY FUNDS

You can get more information about Ivy Cash Reserves Fund in the —

  Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
  Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the Fund's current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Ivy Funds Distributor, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Fund's SEC file number is: 811-01028

IVY FUNDS DISTRIBUTOR, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
800-777-6472

WRP3500(4/05)

Ivy Funds

6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

PRSRT STD
U.S. POSTAGE PAID
WADDELL & REED

WRP3500(4/05)

IVY FUNDS

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
800-777-6472

July ___, 2005

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectuses for Ivy Funds (Trust), dated July ___, 2005, as supplemented from time to time (Prospectus), which may be obtained from the Trust or its underwriter, Ivy Funds Distributor, Inc. (IFDI), at the address or telephone number shown above.

The Financial Statements, including notes thereto, are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated March 31, 2005, which may also be obtained from the Trust at the address or telephone number above.

TABLE OF CONTENTS

Fund History
The Funds, Their Investments, Related Risks and Limitations
Management of the Funds
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
Portfolio Managers
Brokerage Allocation and Other Practices
Proxy Voting Policy
Capitalization and Voting Rights
Purchase, Redemption and Pricing of Shares
Taxation of the Funds
Underwriter
Financial Statements

FUND HISTORY

         Ivy Funds (Trust) was organized as a Massachusetts business trust on December 21, 1983. Prior to July 23, 2003, the Trust was known as Ivy Fund.

THE FUNDS, THEIR INVESTMENTS, RELATED RISKS AND LIMITATIONS

         Ivy Balanced Fund, Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Dividend Income Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Value Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund (each, a Fund and collectively, the Funds) is each a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. Each Fund is a separate, diversified portfolio of Ivy Funds, an open-end, diversified management investment company.

         This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Ivy Investment Management Company (IICO), until March 7, 2005, known as Waddell & Reed Ivy Investment Company (WRIICO), or a Fund's subadvisor, if applicable, may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

         IICO or a subadvisor might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. IICO or a subadvisor buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal(s). See Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, policies.

Securities - General

         The main types of securities in which the Funds may invest include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. A Fund may invest in preferred stocks rated in any rating category of the established rating services or, if unrated, judged by IICO or a subadvisor to be of equivalent quality, subject to each Fund's limitations. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by Standard & Poor's, a division of McGraw-Hill Companies, Inc. (S&P) and Ba by Moody's Investors Service (Moody's)), it is each Fund's general policy to classify such securities at the higher rating level where, in the judgment of IICO, such classification reasonably reflects the security's quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

         A Fund may invest in debt securities rated in any rating category of the established rating services, subject to each Fund's limitations, including securities rated in the lowest category (securities rated D by S&P and C by Moody's). Debt securities rated D by S&P or C by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, a Fund will treat unrated securities judged by IICO or a subadvisor to be of equivalent quality to a rated security as having that rating.

         Lower quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, IICO's or a subadvisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. IICO or a subadvisor continuously monitors the issuers of lower-rated debt securities in each Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

         While credit ratings are only one factor IICO or a subadvisor relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

         Each of the Funds may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

         Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

         Each of the Funds may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

     Bank Deposits

         Among the debt securities in which the Funds may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a Fund may invest in them only within the limit mentioned under Illiquid Investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     Borrowing

         Each Fund may borrow money for temporary, extraordinary or emergency purposes, only as permitted under the Investment Company Act of 1940, as amended (1940 Act), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have reduced net investment income during periods of outstanding borrowings. As such, its share price may be subject to greater fluctuation until the borrowing is paid off.

         Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

     Banking Industry and Savings and Loan Obligations

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IICO's or a subadvisor's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

     Foreign Securities and Currencies

         The Funds may invest in the securities of foreign issuers, including depository receipts. In general, depository receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depository receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American Depository Receipts (ADRs), in reistered form, are U.S. dollar denominated receipts typically issued by a U.S. bank, representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

         Ivy Real Estate Securities Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Mortgage Securities Fund, and Ivy Small Cap Value Fund may each invest up to 10% of the market value of its total assets in securities of foreign issuers which are not traded in the U.S. ADRs are not considered foreign securities for this purpose and are not subject to this 10% limitation. Each of Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, and Ivy Balanced Fund may not, however, invest more than 10% of its total assets in ADRs. Such securities are typically publicly traded but may in some cases be issued as private placements (each Fund will treat private placement securities as illiquid securities which, when aggregated with all other illiquid securities, may not exceed 15% of the Fund's net assets). Ivy Value Fund may invest up to 25% of its total assets in securities of foreign issuers which are not publicly traded in the U.S., and is under no restrictions with respect to ADRs. In addition, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund may invest in foreign securities without limitation.

         International depository receipts and European depository receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Ivy European Opportunities Fund and Ivy International Balanced Fund may invest in European Depositary Receipts. European Depository Receipts are not necessarily denominated in the currency of the underlying security. Global depository receipts are more recently developed receipts designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

         IICO or a subadvisor believes that there are investment opportunities as well as risks by investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. IICO or a subadvisor believes that the Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

         However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because each Fund normally will be invested in both U.S. and foreign securities markets, changes in each Fund's share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to each Fund.

         A Fund usually effects currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that IICO or a subadvisor will be able to anticipate these potential events or counter their effects.

     Emerging Markets. The considerations noted above generally are intensified in developing countries, or emerging markets. A developing country is a nation that, in IICO's or a subadvisor's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

         IICO or a subadvisor considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan and Switzerland. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country. Ivy International Balanced Fund will at all times, except during temporary defensive periods, maintain investments in at least three countries having developing markets.

     Investments in Russia. Investments in securities of Russian companies could involve risks and special considerations not typically associated with investing in United States securities markets. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

         The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy. Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

         The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States. In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors. The securities of Russian companies are mostly traded over-the-counter and, despite the large number of stock exchanges, there is still no organized public market for such securities. This may increase the difficulty of valuing the Fund's investments. No established secondary markets may exist for many of the securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

         Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration transactions are subject to significant risks not normally associated with investments in the United States and other more developed markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or in certain limited cases by formal share certificates. However, there is not a central registration system and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and its possible for the Fund to lose its registration through fraud, negligence and even mere oversight. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Fund's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund. There is still lacking a cohesive body of law and precedents normally encountered in business environments. Foreign investment in Russian companies is, in certain cases, legally restricted. Sometimes these restrictions are contained in constitutional documents of an enterprise which are not publicly available. Russian foreign investment legislation currently guarantees the right of foreign investors to transfer abroad income received on investments such as profits, dividends and interest payments. This right is subject to settlement of all applicable taxes and duties. However, more recent legislation governing currency regulation and control guarantees the right to export interest, dividends and other income on investments, but does not expressly permit the repatriation of capital from the realization of investments. Current practice is to recognize the right to repatriation of capital. Authorities currently do not attempt to restrict repatriation beyond the extent of the earlier law. No guarantee can be made, however, that amounts representing realization of capital of income will be capable of being remitted. If, for any reason, the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable U.S. federal income tax treatment afforded to regulated investment companies, or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income.

         Russian courts lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights typically found in Western jurisdictions are not available in Russia. There remains uncertainty as to the extent to which local parties and entities, including Russian state authorities, will recognize the contractual and other rights of the parties with which they deal. Accordingly, there will be difficulty and uncertainty in the Fund's ability to protect and enforce its rights against Russian state and private entities. There is also no assurance that the Russian courts will recognize or acknowledge that the Fund has acquired title to any property or securities in which the Fund invests, or that the Fund is the owner of any property or security held in the name of a nominee which has acquired such property or security on behalf of the Fund, because there is at present in Russia no reliable system or legal framework regarding the registration of titles. There can be no assurance that this difficulty in protecting and enforcing rights in Russia will not have a material adverse effect on the Fund and its operations. Difficulties are likely to be encountered enforcing judgments of foreign courts within Russia or of Russian courts in foreign jurisdictions due to the limited number of countries which have signed treaties for mutual recognition of court judgments with Russia.

         Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         The Funds may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See, Options, Futures and Other Strategies - Forward Currency Contracts.

         Investments in obligations of domestic branches of foreign banks will be considered domestic securities if IICO or a subadvisor has determined that the nature and extent of Federal and state regulation and supervision of the branch in question is substantially equivalent to Federal or state chartered domestic banks doing business in the same jurisdiction.

     Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     Brady Bonds. Ivy European Opportunities Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Peru, the Philippines, Poland, Uruguay, and Venezuela.

         Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

         Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     Illiquid Investments

         Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;
(2)	restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Trustees;
(3)	non-government stripped fixed-rate mortgage-backed securities;
(4)	bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
(5)	over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;
(6)	securities for which market quotations are not readily available; and
(7)	securities involved in swap, cap, floor and collar transactions.

         The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     Indexed Securities

         Each Fund may purchase indexed securities subject to its operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

     Initial Public Offerings

         Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. Some Funds may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

     Investment Company Securities

         Each Fund may purchase securities of investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

         Closed-end Investment Companies. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, each Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for some of the Funds otherwise permitted to invest in foreign securities to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

         Exchange Traded Funds. Each Fund (other than the Cash Reserves Fund) may invest in Exchange Traded Funds (ETFs) as a means of tracking the performance of a designated stock index while maintaining liquidity. For example, a Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other ETFs which track indexes, provided that such investments are consistent with a Fund's investment objective as determined by IICO or subadvisor. Each of these securities represents shares of ownership of a long-term unit investment trust that holds all of the stock included in the relevant underlying index. Since most ETFs are a type of investment company, the Funds' purchases of ETF shares are subject to the non-fundamental investment restrictions regarding investments in other investment companies.

         ETFs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of ETFs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the investment management fee paid by a Fund).

         Trading costs for ETFs are somewhat higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of a Fund's assets to track the return of a particular stock index.

         Investments in an ETF generally present the same primary risks as investments in a conventional Fund, which are not exchange traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETFs shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

     Lending Securities

         For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to the maximum amount of total assets allowed by the SEC (currently, one-third of total assets which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). If a Fund lends securities, the borrower must pay the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under the Funds' current securities lending procedures, a Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by IICO or a subadvisor. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by IICO or subadvisor throughout the term of each loan.

         Any securities loans that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities lent. Under the present Guidelines, the collateral must consist of cash, U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

         There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

         The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to IICO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

         Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote as to (1) whom securities may be lent, (2) the investment of cash collateral, or (3) voting rights.

         There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities lent increases, as well as risks of delay in recovering the securities lent or even loss of rights in collateral should the borrower fail financially.

     Money Market Instruments

         Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

     Mortgage-Backed and Asset-Backed Securities

         Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

         The U.S. government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

         The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may so invest as long as IICO determines that such investments are consistent with the Fund's goals and investment policies.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

         For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

         Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

         Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

         The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

         Direct Investments in Mortgages -- Whole Loans. Ivy Mortgage Securities Fund, Ivy Bond Fund, and Ivy Balanced Fund may invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Fund becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from a Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as a Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by IICO or subadvisor, as the case may be. The Fund will invest in such mortgages only if its investment advisor or subadvisor has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Fund.

     Natural Resources and Physical Commodities

         Since Ivy Global Natural Resources Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, that Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund's portfolio of investments, the Fund's subadvisor will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

         Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

         Ivy Global Natural Resources Fund's investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, MFC currently intends that it will only be in a form that is readily marketable. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from gains resulting from selling precious metals or any other physical commodity. Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when for investment reasons it would not otherwise do so.

     Options, Futures and Other Strategies

         General. IICO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the risks of the Fund's investments that can affect fluctuation in its net asset value (NAV).

         Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities denominated in other currencies, it may purchase and sell foreign currency derivatives.

         Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's holdings is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (SEC), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC). The Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and the regulations thereunder and, therefore, are not subject to registration or regulation as a commodity pool operator under such Act. In addition, the Fund's ability to use Financial Instruments is limited by tax considerations. See Taxes.

         In addition to the instruments, strategies and risks described below, IICO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as IICO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. IICO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

         (1)         Successful use of most Financial Instruments depends upon IICO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

         (2)         There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3)         If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because IICO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

         (4)         As described below, the Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (5)         The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

         Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         Options On Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

         Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures contract strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If IICO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If IICO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

         Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by IICO may still not result in a successful transaction. IICO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

         Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

         Where index futures contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         Foreign Currency Hedging Strategies -- Special Considerations. The Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which IICO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

         The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

         The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that IICO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and IICO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Fund's securities denominated in the old (less favorable) currency. Because these transactions are not entered into for hedging purposes, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

         The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, IICO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

         Successful use of forward currency contracts depends on IICO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as IICO anticipates. There is no assurance that IICO's use of forward currency contracts will be advantageous to the Fund or that IICO will hedge at an appropriate time.

         Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Turnover. The Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         Swaps, Caps, Floors and Collars. Each Fund may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective and policies, including to attempt to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to attempt to enhance yield, to protect against currency fluctuations, as a duration management technique, or to gain exposure to certain markets in the most economical way possible.

         A swap agreement is a derivative involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates (periodic payment dates) on the basis of a specified amount (notional principal amount). Examples of swap agreements include, but are not limited to, interest rate swaps (including caps, floors and collars), credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps.

         The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

         Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options.

         The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. A "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

         A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may either be the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its premium paid or the stream of payments over the term of the contract. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, and could be longer, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

         The use of swap agreements by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

         Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If' a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a Fund's limitation on investments in illiquid securities.

         Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

         Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. A Fund bears the risk that IICO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If IICO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

         The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if IICO does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

         The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by IICO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. IICO and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     Real Estate Investment Trust Securities

         Ivy Balanced Fund, Ivy Real Estate Securities Fund and Ivy Value Fund may invest in securities issued by real estate investment trusts. A real estate investment trust (REIT) is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended (Code). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), and must distribute to shareholders annually 95% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

         REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund investments in REITs will consist of equity REITs.

     Repurchase Agreements

         The Fund may purchase securities subject to repurchase agreements. If the repurchase agreement is not terminable within seven days, the securities would be considered illiquid. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

         The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by IICO.

     Restricted Securities

         Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Trustees. See Illiquid Investments.

     Short Sales Against the Box

         Each Fund (other than Ivy Cundill Global Value Fund, Ivy Dividend Income Fund and International Fund) may sell securities "short against the box." Whereas a short sale is the sale of a security a Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.

     U.S. Government Securities

         Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

         U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

         Securities issued or guaranteed by U.S. government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Other securities, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of agencies and instrumentalities only if IICO is satisfied that the credit risk involved is acceptable.

         U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See, Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

     Variable or Floating Rate Instruments

         Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     Warrants and Rights

         Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

     Warrants with Cash Extractions

         Ivy International Balanced Fund may also invest up to 5% of its assets in warrants used in conjunction with the cash extraction method. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

         For example, assume one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also assume that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

         If an underlying share issues no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, assume Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also assume that short-term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized). The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

     When-Issued and Delayed-Delivery Transactions

         Each Fund (other than Ivy Small Cap Value Fund and Ivy Value Fund) may purchase securities in which it may invest on a when-issued or delayed-delivery (forward commitment) basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining the Fund's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

         The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of IICO or subadvisor, as the case may be to correctly anticipate increases and decreases in interest rates and prices of securities. If IICO or subadvisor anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the investment advisor or subadvisor anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether IICO or subadvisor is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund's net asset value.

         When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each of these Funds may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, a Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time a Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

         Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, and Ivy Mortgage Securities Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Fund to roll over its purchase commitment, the Fund may receive a negotiated fee. These transactions, referred to as mortgage dollar rolls (discussed below), are entered into without the intention of actually acquiring securities.

         The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. No more than 30% of the value of such Fund's (other than Ivy International Balanced Fund's) total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls. No more than 20% of the value of Ivy International Balanced Fund's total assets will be committed to when-issued or forward commitment transactions.

         Mortgage Dollar Rolls. In connection with its ability to purchase securities on a when-issued or forward commitment basis, Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of IICO or subadvisor, as the case may be, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

         For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a "financing" rather than as a separate sale and purchase transactions.

    Zero Coupon Securities

         Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

         A Fund may invest in zero coupon securities that are stripped U.S. Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with original issue discount (OID). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends it pays to its shareholders. The Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

         A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

         The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

    Defensive Purposes

         Each of Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund may invest up to 20% of its net assets in cash or cash items. Ivy Real Estate Securities Fund may invest approximately 5% of its net assets in cash or cash items. In addition, for temporary or defensive purposes, each Fund may invest in cash or cash items without limitation. The "cash items" in which each Fund may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations.

Investment Restrictions and Limitations

         Certain of the Funds' investment restrictions and other limitations are described in this SAI. Each of the Funds is "diversified" as defined in the 1940 Act. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

     Fundamental Investment Restrictions and Limitations

         The following are each Fund's fundamental investment limitations set forth in their entirety, which cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

         The following are the fundamental policies of Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund and may not be changed without shareholder approval. Each of Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund has elected to be classified as a diversified series of an open-end investment company. Each of Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund may not:

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4)

purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities;

(5)

purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI. In addition, Ivy Global Natural Resources Fund may invest in commodities relating to natural resources, as described in the Prospectus and this SAI;

(6)

make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; and

(7)

concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

          The following are the fundamental policies of Ivy Dividend Income Fund and may not be changed without shareholder approval. Ivy Dividend Income Fund may not:

(1)	Buy real estate nor any nonliquid interests in real estate investment trusts;

(2)

With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and Government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer;

(3)	Buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry;

(4)

Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, lend Fund securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Fund in a credit facility whereby the Fund may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered to be the making of a loan;

The following interpretation applies to, but is not part of, this fundamental restriction: the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

(5)	Invest for the purpose of exercising control or management of other companies;

(6)	Participate on a joint, or a joint and several, basis in any trading account in any securities;

(7)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(8)	Engage in the underwriting of securities of other issuers;

(9)

Borrow for leveraging or investment. The Fund may borrow money for temporary, emergency or extraordinary purposes in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Fund's total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(10)

Purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments; or

(11)	Issue senior securities.

          The following are the fundamental policies of each of Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund and may not be changed without shareholder approval.

(1)	Policy Regarding Borrowing and the Issuance of Senior Securities.

No Fund may issue senior securities. Each Fund may, however, issue additional series and classes of shares in accordance with the Agreement and Declaration of Trust of Ivy Funds.

Each Fund may borrow money only for temporary, emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of a Fund's total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

(2)	Policy Regarding Concentration in a Particular Industry.

Ivy Bond Fund, Ivy International Balanced Fund, Ivy Balanced Fund, Ivy Value Fund and Ivy Small Cap Value Fund.

The Fund will not concentrate its investments in a particular industry. For purposes of this limitation, the U.S. government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Ivy Mortgage Securities Fund.

Under normal market conditions, the Fund will concentrate its investments in the mortgage and mortgage-finance industry. The Fund will not concentrate its investments in any other particular industry. For purposes of this limitation, the U.S. government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Ivy Real Estate Securities Fund.

Under normal market conditions, the Fund will concentrate its investments in the real estate or real estate related industry. The Fund will not concentrate its investments in any other particular industry. For purposes of this limitation, the U.S. government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3)	Policy Regarding Investments in Real Estate.

The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

(4)	Policy Regarding Investments in Commodities.

No Fund may purchase or sell physical commodities; however, this policy does not prevent a Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

(5)	Policy Regarding Lending.

The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, lend Fund securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Fund in a credit facility whereby the Fund may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the Securities and Exchange Commission and any conditions thereto, will not be considered the making of a loan.

(6)	Policy Regarding Underwriting of Securities.

The Fund will not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

      Non-Fundamental Investment Restrictions and Limitations

         The following investment restrictions are not fundamental, or are operating, and may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy.

         The following are non-fundamental investment restrictions for Ivy Cundill Global Value Fund and may be changed by the Board of Trustees without approval of the shareholders of the affected Funds. Under these restrictions, Ivy Cundill Global Value Fund may not:

(1)	purchase or sell real estate limited partnership interests;

(2)	purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs);

(3)	invest in oil, gas and/or mineral exploration or development programs;

(4)

purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, and except that the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(5)	make investments in securities for the purpose of exercising control over or management of the issuer;

(6)

participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of IICO for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(7)

borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. All borrowings will be repaid before any additional investments are made;

(8)

purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities restricted as to disposition under the Federal securities laws; or

(9)

purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions in Section 12(d)(1) of the 1940 Act.

          The following are non-fundamental investment restrictions for Ivy Dividend Income Fund and may be changed by the Board of Trustees without approval of the shareholders of the Fund:

(1)	Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying equity securities.

(2)	The Fund does not intend to invest more than 25% of its total assets in foreign securities.

(3)	The Fund does not currently intend to invest in non-investment grade debt securities if, as a result, more than 10% of its total assets would consist of such investments.

(4)	The Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

(5)	The Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

(6)

The Fund may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(7)

To the extent that the Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's total assets that are at risk in futures contracts, options on futures contracts and currency options.

          The following are non-fundamental investment restrictions for Ivy European Opportunities Fund and may be changed by the Board of Trustees without approval of the shareholders of the affected Funds. Under these restrictions, Ivy European Opportunities Fund may not:

(1)

invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the subadvisor's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market or to other factors, is liquid;

(2)

purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;

(3)	purchase or sell real estate limited partnership interests;

(4)	sell securities short, except for short sales "against the box";

(5)

participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's subadvisor for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(6)

purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(7)	make investments in securities for the purpose of exercising control over or management of the issuer; or

(8)	invest in interests in oil, gas and/or mineral exploration or development programs (other than securities of companies that invest in or sponsor such programs).

          The following are non-fundamental investment restrictions for Ivy Global Natural Resources Fund and may be changed by the Board of Trustees without approval of the shareholders of the affected Funds. Under these restrictions, Ivy Global Natural Resources Fund may not:

(1)

invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IICO's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(2)

purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;

(3)	purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs);

(4)	invest in interests in oil, gas and/or mineral exploration or development programs;

(5)	sell securities short, except for short sales "against the box;"

(6)

borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

(7)

participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment advisor for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(8)

purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures; or

(9)	make investments in securities for the purpose of exercising control over management of the issuer.

         Under the 1940 Act, Ivy Global Natural Resources Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

         The following are non-fundamental investment restrictions for Ivy International Fund and may be changed by the Board of Trustees without approval of the shareholders of the affected Funds. Under these restrictions, Ivy International Fund may not:

(1)	invest in oil, gas or other mineral leases or exploration or development programs;

(2)	invest in companies for the purpose of exercising control of management;

(3)

invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(4)

borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(5)	purchase securities on margin;

(6)	sell securities short;

(7)

purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

(8)

invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. government, its agencies, authorities, and instrumentalities);

(9)	hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. government, its agencies, authorities and instrumentalities); or

(10)	purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

         Under the1940 Act, Ivy International Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

         The following are non-fundamental investment restrictions for Ivy International Value Fund and may be changed by the Board of Trustees without approval of the shareholders of the affected Funds. Under these restrictions, Ivy International Value Fund may not:

(1)	invest in oil, gas or other mineral leases or exploration or development programs;

(2)	invest in companies for the purpose of exercising control of management;

(3)	sell securities short, except for short sales "against the box;"

(4)	borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for emergency purposes;

(5)

purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

(6)

purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures; or

(7)

purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidations, and except that the Fund may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder.

         Ivy International Value Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

         Under the 1940 Act, Ivy International Value Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets.

         The following are non-fundamental investment restrictions for Ivy Pacific Opportunities Fund and may be changed by the Board of Trustees without approval of the shareholders of the affected Funds. Under these restrictions, Ivy Pacific Opportunities Fund may not:

(1)	invest in oil, gas or other mineral leases or exploration or development programs;

(2)	invest in companies for the purpose of exercising control of management;

(3)

purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;

(4)

invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IICO's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(5)

borrow money, except for temporary purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

(6)

purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(7)

participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment advisor for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(8)	sell securities short, except for short sales "against the box;" or

(9)

purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act.

          The following are non-fundamental investment restrictions for each of Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, Ivy Value Fund and may be changed by the Board of Trustees without approval of the shareholders of the affected Funds:

(1)	The Fund will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.

(2)

The Fund will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in regulations of the Commodity Futures Trading Commission) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of liquidation value of the Fund's portfolio.

(3)

The Fund may mortgage, pledge or hypothecate its assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.

(4)	The Fund may not make short sales of securities, other than short sales "against the box."

(5)

The Fund may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts.

(6)	The Fund will not invest more than 15% of its net assets in illiquid securities.

(7)

The total market value of securities against which the Fund may write call or put options will not exceed 20% of the Fund's total assets. In addition, the Fund will not commit more than 5% of its total assets to premiums when purchasing put or call options.

         An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

         The portfolio turnover rate for the fiscal periods ended March 31, 2005, March 31, 2004 and December 31, 2003 were as follows:

Fund	2005	2004*	2003
Ivy Cundill Global Value Fund		1%	24%
Ivy Dividend Income Fund		12%	16%
Ivy European Opportunities Fund		31%	123%
Ivy Global Natural Resources Fund		29%	58%
Ivy International Fund		27%	136%
Ivy International Value Fund		23%	148%
Ivy Pacific Opportunities Fund		61%	187%

         The portfolio turnover rate for the fiscal periods ended March 31, 2005, March 31, 2004 and July 31, 2003 were as follows:

Fund	2005	2004*	2003
Ivy Real Estate Securities Fund		35%	48%
Ivy Small Cap Value Fund		27%	54%
Ivy Value Fund		86%	123%

         The portfolio turnover rate for the fiscal periods ended March 31, 2005, March 31, 2004 and September 30, 2003 were as follows:

Fund	2005	2004*	2003
Ivy Balanced Fund		29%	110%
Ivy Bond Fund		78%	119%
Ivy International Balanced Fund		15%	39%
Ivy Mortgage Securities Fund		57%	83%

*The portfolio turnover rate is not annualized. Each Fund has a lower turnover rate for the fiscal period ended March 31, 2004 because the period comprised only 3 months, 6 months, or 8 months, as the case may be, compared with the usual 12 months.

Disclosure of Portfolio Holdings

         The Funds have adopted policies and procedures intended to prevent unauthorized disclosure of Fund portfolio holdings information (Policy). The Policy permits disclosure of non-public portfolio holdings to selected parties only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

     Publicly Available Portfolio Holdings

         A Fund's portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Ivy Funds website. This information may be a Fund's complete portfolio holdings disclosed in the Fund's semi-annual or annual reports and filed with the SEC on Form N-CSR or in the Fund's first and third quarter reports and filed with the SEC on Form N-Q. This information may also be a partial listing, such as a Fund's top ten portfolio holdings posted on the Ivy Funds website (approximately 30 days after quarter-end).

     Non-Public Portfolio Holdings

         The Policy allows the disclosure of a Fund's non-public portfolio holdings for a Fund's legitimate business purposes, subject to certain conditions, to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

         The Fund's Treasurer or his designee may provide a Fund's non-public portfolio holdings to a rating and ranking organization (e.g., Lipper, Morningstar, etc.), on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

         A service provider or other third party that receives information about a Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

         A Fund's partial or complete portfolio holdings may be disclosed as frequently as monthly, to certain other persons (recipients), including broker/dealers, current and prospective shareholders of the Fund and current and prospective clients of IICO (or its affiliate), provided that:

  The recipient requests such information from IICO (or its affiliate);
  The individual receiving the request, in conjunction with the Fund's Chief Compliance Officer (CCO), determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient;
  The individual receiving the request obtains prior approval from the Legal Department;
  The recipient signs a confidentiality agreement that provides that the non-public portfolio holdings: (a) will be kept confidential; (b) may not be used to trade in any such portfolio holding that has not been made publicly available nor to purchase or redeem shares of any Fund holding such security; and (c) may not be disseminated or used for any purpose other than the purpose referenced in the confidentiality agreement; and
  No compensation is received by the Funds, the Investment Adviser or any other party in connection with the disclosure of information about portfolio securities.

         The Policy provides that attribution reports containing only sector and/or industry breakdown for a Fund can be released without a confidentiality agreement and without regard to any time constraints.

         In determining whether there is a legitimate business purpose for making disclosure of a Fund's non-public portfolio holdings information, the Fund's CCO will typically consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or Waddell & Reed or its affiliates. The Policy is subject to periodic review by the Fund's Board of Directors. As part of the annual review of the Fund's compliance policies and procedures, the Fund's CCO will report to the Board of Directors regarding the operation and effectiveness of the Policy, including as to any changes to the Policy that have been made or recommendations for future changes to the Policy.

         The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about a Fund's portfolio securities holdings.

Custodian, Auditors and Service Providers
UMB Bank, n.a.
Citigroup Global Transaction Services
Deloitte & Touche LLP
Ivy Investment Management Company
Waddell & Reed Services Company
Ivy Funds Distributor, Inc.

          Pursuant to a custodian contract, each Fund has selected UMB Bank as custodian for its securities and cash. As custodian, UMB Bank maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by the custodian. The Fund's sub-custodian serves a similar function for foreign securities.

Rating, Ranking and Research entities
Bloomberg
Lipper
Morningstar
Standard and Poors
Thompson Financial
Vickers
Wiesenberger
Ibbotson
Vestek

          Each Fund may send its complete portfolio holdings information to one or more of the rating, ranking and /or research agencies listed above for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.

Brokerage and Brokerage-related information entities
A.G. Edwards & Sons, Inc.
ABN Amro, Inc.
Advest, Inc.
Bank of America Securities, LLC
BankOne Securities Corp,
Barclay's Capital, Inc.
BB & T Captial Markets
BCP Securities LLC
Bear Stearns & Co.
Belle Haven Investments, L.P.
Bergen Capital, Inc.
Blaylock & Partners, L.P.
Bloomberg Tradebook, LLC
BNP Paribas
BNY Capital Markets
Bonds Direct Securities, LLC
BOSC, Inc.
CIBC World Markets Corp.
Citigroup Global Markets, Inc.
Coastal Securities, L.P.
Commerce Capital Markets, Inc.
Crews & Associates, Inc.
CRT Capital Group, LLC
Credit Suisse First Boston, LLC
DebtTraders, Inc.
Deutsche Bank, AG
Dresdner Kleinwort Wasserstein Securities, LLC
Duncan-Williams, Inc.
Fidelity Capital Markets
Fifth Third Securities, Inc.
First Albany Capital, Inc.
First Southwest Company
FTN Financial Capital Markets
First Union Securities, Inc.
Fulcrum Investment Group, LLC
George K. Baum & Company
Griffin, Kubik, Stephens & Thompson, Inc.
Global Financial Services, LLC
GMS Group, LLC
Goldman Sachs & Co.
GX Clarke & Co.
Hanifen, Imhoff, Inc.
Herbert J. Sims & Co., Inc.
Hibernia Southcoast Capital, Inc.
HSBC Securities, Inc.
ING Financial Markets, LLC
Janney Montgomery Scott LLC
JP Morgan Securities, Inc.
Keefe, Bryette & Woods, Inc.
KeyBanc Capital Markets
KBC Financial Products USA, Inc.
Kirkpatrick, Pettis, Smith, Polian, Inc.
Lazard Freres & Co., LLC
Leerink Swann & Co
Legg Mason Wood Walker, Inc.
Lehman Brothers, Inc.
Libertas Partners LLC
Loop Capital Markets LLC
Maxcor Financial, Inc.
Merrill Lynch Pierce Fenner & Smith
Mesirow Financial, Inc.
Mizuho Securities USA, Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.
M.R. Beal and Co.
Newman & Assoc., Inc
Nomura Securities International, Inc.
Paine Webber, Inc.
Piper Jaffray & Co.
Prager, Sealy & Co., LLC
Pressprich
Raymond James & Associates, Inc.
RBC Dain Rauscher, Inc.
RBC Dominion Securities, Corp.
RFC
Robert W. Baird & Co., Inc.
Salomon Brothers
Santander Central Hispano
Scotia Capital (USA), Inc.
Seattle Northwest Securities Corp.
Siebert Brandford Shank & Co., LLC
Southwest Securities, Inc.
Spear Leads & Kellog, L.P.
Stephens, Inc.
TD Securities (USA), Inc.
TFC Financial Management
Tejas Securities Group
Toronto Dominion Investments, Inc.
UBS Investment Bank
W.H. Mell Associates, Inc.
Wachovia Securities, LLC
B.C. Ziegler & Company
Zions Investment Securities, Inc.

         Each Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund. No compensation is received by any Fund, IICO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

         The Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE FUNDS

Trustees and Officers

         The Trust is governed by the Board of Trustees (Board). A majority of the Board members are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Independent Trustees. The Board elects the officers who are responsible for administering the Funds' day-to-day operations. The members of the Board are also Directors for, and similarly oversee the operations of, each of the 13 funds in the Ivy Funds, Inc., which, together with the 15 funds in the Trust, comprise the Ivy Family of Funds. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (21 funds), W&R Target Funds, Inc. (20 funds) and Waddell & Reed InvestEd Portfolios, Inc. (three funds). Eleanor B. Schwartz, Joseph Harroz, Jr. and Henry J. Herrmann also oversee all of the funds in the Advisors Fund Complex.

         Subject to the Funds' Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board and general oversight by the Board.

     Independent Trustees

         The following table provides information regarding each Independent Trustee.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 65	Trustee	Trust: 2002 Fund Complex: 2002	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); President of Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present)	28	Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 Age: 55	Trustee	Trust: 2002 Fund Complex: 2002	Secretary of Streetman Homes, LLP (homebuilding company) (2001 to present); Chief Executive Officer (CEO) of PacPizza LLC (Pizza Hut franchise) (2000 to 2004); President of Alien, Inc. (real estate development) (1997 to 2001)	28	Director of Collins Financial Services, a debt recovery company
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Trustee	Trust: 2002 Fund Complex: 1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise (1998 to present)	72	Director of Advisors Fund Complex
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 53	Trustee	Trust: 2002 Fund Complex: 2002	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Member/Manager, Castle Valley Ranches, LLC (ranching) (1995 to present)	28	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Trustee	Trust: 2002 Fund Complex: 1995	Professor Emeritus since 2003; Professor of Business Administration, University of Missouri at Kansas City, 1980 to 2003	72	Director of Advisors Fund Complex
Michael G. Smith 920 York Road Suite 350 Hinsdale IL 60521 Age: 61	Trustee	Trust: 2002 Fund Complex: 2002	Retired	28	Director, Executive Board, Cox Business School, Southern Methodist University; Director, Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (29 portfolios overseen)
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 Age: 62	Trustee	Trust: 1999 Fund Complex: 2002	Retired; CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004); CEO and Director of JBE Technology Group, Inc. (telecommunications services) (2001 to 2003); CEO and Director of Global Mutual Fund Services (1993 to 2000); CEO and Director of Global Technology Management, Inc. (software and services) (1992 to 2000)	28	Director of Hansberger Institutional Funds (2 portfolios overseen)

     Interested Trustees

         The following Trustees are "interested" by virtue of their engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Funds' investment manager, Ivy Investment Management Company (IICO), the Funds' principal underwriter, Ivy Funds Distributor, Inc. (IFDI), and the Funds' accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TRUSTEE/OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 62	President Trustee	Trust: 2002 Fund Complex: 2001 Trust: 2002 Fund Complex: 1998	President, Chief Investment Officer and Director of WDR (1998 to present); formerly, Treasurer of WDR (1998 to 1999); Director of Waddell & Reed; President and CEO and Director of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, CEO and Director of IICO (2002 to present); President and Director/Trustee of each of the funds in the Fund Complex	72	Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

     Officers

         The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust's officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard 6300 Lamar Avenue Overland Park KS 66202 Age: 63	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2002 2002 2002 2002	1987 1976 1976 2002

Senior Vice President of WRSCO (2001 to present); Vice President (1987 to present), Treasurer and Principal Accounting Officer (1976 to present), and Principal Financial Officer (2002 to present) of each of the funds in the Fund Complex; formerly, Vice President of WRSCO (1988 to 2001)

Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 37	Vice President Secretary Associate General Counsel	2002 2002 2002	2000 2000 2000

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); formerly, Assistant Secretary of funds in the Fund Complex (1998 to 2000); formerly, Compliance Officer of WRIMCO (1998 to 2000)

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 39	Vice President General Counsel Assistant Secretary	2002 2002 2002	2000 2000 2000

Senior Vice President, Secretary and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President, Assistant Secretary and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present); formerly, Assistant Secretary of WDR (1998 to 2000)

Scott J. Schneider 6300 Lamar Avenue Overland Park KS 66202 Age: 37	Chief Compliance Officer	2004	2004	Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)

     Committees of the Board of Trustees

         Audit Committee. The Audit Committee assists the Board in fulfilling its responsibilities to shareholders of the Fund relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Audit Committee consists of Michael G. Smith, Jarold W. Boettcher and Glendon E. Johnson, Jr. During the fiscal period ended March 31, 2004, the Audit Committee met once.

         Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on the Board, and except as otherwise prohibited by law. The Executive Committee consists of _____________, Henry J. Herrmann and Edward M. Tighe. During the fiscal period ended March 31, 2004, Executive Committee did not meet.

         Governance Committee. The Governance Committee considers the responsibilities and actions of the Board of Trustees. The Governance Committee will consider candidates for Trustee recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Funds. The Governance Committee consists of Joseph Harroz, Jr., Eleanor B. Schwartz and James D. Gressett. During the fiscal period ended March 31, 2004, the Governance Committee met once.

         Valuation Committee. The Valuation Committee considers the valuation of portfolio securities which may be difficult to price. The Valuation Committee consists of ___________ and Henry J. Herrmann. During the fiscal period ended March 31, 2004, the Valuation Committee acted 21 times.

Ownership of Fund Shares as of December 31, 2004

         The following tables provide information regarding shares of the Funds owned by each Trustee, as well as the aggregate dollar range of shares owned, by each Trustee, within the Ivy Family of Funds.

INDEPENDENT TRUSTEES

Director	Dollar Range of Shares Owned: Ivy Balanced Fund	Dollar Range of Shares Owned: Ivy Bond Fund	Dollar Range of Shares Owned: Ivy Cundill Global Value Fund	Dollar Range of Shares Owned: Ivy Dividend Income Fund
Jarold W. Boettcher	$0	$0	$50,001 to $100,000	$50,001 to $100,000
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0	$0
Michael G. Smith	$0	$0	$0	over $100,000
Edward M. Tighe	$0	$0	$1 to $10,000	$1 to $10,000

Director	Dollar Range of Shares Owned: Ivy European Opportunities Fund	Dollar Range of Shares Owned: Ivy Global Natural Resources Fund	Dollar Range of Shares Owned: Ivy International Fund	Dollar Range of Shares Owned: Ivy International Balanced Fund
Jarold W. Boettcher	$50,001 to $100,000	$50,001 to $100,000	$0	$0
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0	$0
Michael G. Smith	$0	$0	$0	$0
Edward M. Tighe	$50,001 to $100,000	$1 to $10,000	$0	$0

Director	Dollar Range of Shares Owned: Ivy International Value Fund	Dollar Range of Shares Owned: Ivy Mortgage Securities Fund	Dollar Range of Shares Owned: Ivy Pacific Opportunities Fund	Dollar Range of Shares Owned: Ivy Real Estate Securities Fund
Jarold W. Boettcher	$0	$0	$0	$0
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0	$0
Michael G. Smith	$0	$0	$0	$0
Edward M. Tighe	$0	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy Small Cap Value Fund	Dollar Range of Shares Owned: Ivy Value Fund	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Ivy Family of Funds
Jarold W. Boettcher	$0	$50,001 to $100,000	over $100,000
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	over $100,000
Eleanor B. Schwartz	$0	$0	$0
Michael G. Smith	$0	$0	over $100,000
Edward M. Tighe	$0	$1 to $10,000	$50,001 to $100,000

INTERESTED TRUSTEES

Director	Dollar Range of Shares Owned: Ivy Balanced Fund	Dollar Range of Shares Owned: Ivy Bond Fund	Dollar Range of Shares Owned: Ivy Cundill Global Value Fund	Dollar Range of Shares Owned: Ivy Dividend Income Fund
Henry J. Herrmann	$0	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy European Opportunities Fund	Dollar Range of Shares Owned: Ivy Global Natural Resources Fund	Dollar Range of Shares Owned: Ivy International Fund	Dollar Range of Shares Owned: Ivy International Balanced Fund
Henry J. Herrmann	$0	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy International Value Fund	Dollar Range of Shares Owned: Ivy Mortgage Securities Fund	Dollar Range of Shares Owned: Ivy Pacific Opportunities Fund	Dollar Range of Shares Owned: Ivy Real Estate Securities Fund
Henry J. Herrmann	$0	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy Small Cap Value Fund	Dollar Range of Shares Owned: Ivy Value Fund	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Ivy Family of Funds
Henry J. Herrmann	$0	$0	$0

The following independent Trustees have each deferred a portion of their annual compensation, and the deferred amounts are deemed invested in shares of funds within the Fund Complex. The values of these deferred accounts are:

Director	Dollar Range of Shares Deemed Owned: Ivy Balanced Fund	Dollar Range of Shares Deemed Owned: Ivy Bond Fund	Dollar Range of Shares Deemed Owned: Ivy Cundill Global Value Fund	Dollar Range of Shares Deemed Owned: Ivy Dividend Income Fund
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$1 to $10,000	$0
Michael G. Smith	$0	$0	$0	$0
Edward M. Tighe	$0	$0	$1 to $10,000	$1 to $10,000

Director	Dollar Range of Shares Deemed Owned: Ivy European Opportunities Fund	Dollar Range of Shares Deemed Owned: Ivy Global Natural Resources Fund	Dollar Range of Shares Deemed Owned: Ivy International Fund	Dollar Range of Shares Deemed Owned: Ivy International Balanced Fund
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$1 to $10,000	$1 to $10,000	$0	$0
Michael G. Smith	$0	$0	$0	$0
Edward M. Tighe	$0	$0	$0	$0

Director	Dollar Range of Shares Deemed Owned: Ivy International Value Fund	Dollar Range of Shares Deemed Owned: Ivy Mortgage Securities Fund	Dollar Range of Shares Deemed Owned: Ivy Pacific Opportunities Fund	Dollar Range of Shares Deemed Owned: Ivy Real Estate Securities Fund
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0	$0
Michael G. Smith	$0	$0	$0	$0
Edward M. Tighe	$0	$0	$0	$0

Director	Dollar Range of Shares Deemed Owned: Ivy Small Cap Value Fund	Dollar Range of Shares Deemed Owned: Ivy Value Fund	Aggregate Dollar Range of Fund Shares Deemed Owned in All Funds within the Fund Complex
James D. Gressett	$0	$0	$50,001 to $100,000
Joseph Harroz, Jr.	$0	$0	$10,001 to $50,000
Michael G. Smith	$0	$0	$50,001 to $100,000
Edward M. Tighe	$0	$0	$50,001 to $100,000

     Compensation

         The fees paid to each Director/Trustee (other than Director/Trustees who are affiliates of IICO), are divided among the funds in Ivy Family of Funds based on each fund's net assets. For the year ended March 31, 2004, the Director/Trustees received the following fees for service as a trustee of the Trust:

COMPENSATION TABLE

		Total
	Aggregate	Compensation
	Compensation	From Fund
	From	and Ivy Family
Director	Trust	of Funds[1]
--------	------------	------------
Henry J. Herrmann	$0	$ 0
Jarold W. Boettcher	9,546	33,000
James D. Gressett	9,546	33,000[2]
Joseph Harroz, Jr.	9,546	33,000[2]
Glendon E. Johnson, Jr.	9,546	33,000
Eleanor B. Schwartz	9,546	33,000
Michael G. Smith	9,546	33,000[2]
Edward M. Tighe	9,546	33,000[2]

1No pension or retirement benefits have been accrued as a part of Fund expenses.

2The total amount of deferred compensation included in this amount is as follows:

James D. Gressett	$33,000
Joseph Harroz, Jr.	16,500
Michael G. Smith	33,000
Edward M. Tighe	33,000

         The officers as well as Mr. Herrmann are paid by IICO or its affiliates.

         The Board has created an honorary position of Trustee Emeritus, whereby an incumbent Trustee who has attained the age of 75 must resign his or her position as Trustee and, unless he or she elects otherwise, will serve as Trustee Emeritus provided the Trustee has served as a Trustee of the Trust for at least five years which need not have been consecutive. For three years following the date of retirement, a Trustee Emeritus will receive fees in recognition of his or her past services equal to the annual retainer he or she was receiving at the time of his or her resignation as a Trustee, whether or not services are rendered in his or her capacity as Trustee Emeritus, but he or she has no authority or responsibility with respect to the management of the Trust.

Code of Ethics

         The Trust, IICO, IFDI, Advantus Capital Management, Inc., Henderson Global Investors (North America) Inc., Mackenzie Financial Corporation, Peter Cundill & Associates, State Street Research & Management Company, and Templeton Investment Counsel, LLC have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective trustees, directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following table sets forth information with respect to the Fund, as of June 30, 2005, regarding the beneficial ownership of Fund shares.

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
-------------------	-----	------------	-------

         As of June 30, 2005, all of the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

         With respect to Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, IICO, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, KS 66201-9217, provides business management services and investment advisory services to the Funds. IICO is an SEC registered investment advisor with approximately $___ billion in assets under management as of March 31, 2005.

         Until December 31, 2002, Ivy Management, Inc. (IMI) provided business management services to the Funds and investment advisory services to all Funds other than Ivy Global Natural Resources Fund. On December 31, 2002, IMI, an indirect wholly owned subsidiary of Waddell & Reed Financial, Inc. and a wholly owned subsidiary of Ivy Acquisition Corporation (IAC), merged with and into IAC, a wholly owned subsidiary of Waddell & Reed. Upon effectiveness of the merger, IAC changed its name to Waddell & Reed Ivy Investment Company (WRIICO). On March 7, 2005, WRIICO changed its name to Ivy Investment Management Company (IICO).

         Effective December 31, 2002, IICO assumed all of IMI's duties with respect to the Funds and began providing business management services to the Funds and investment advisory services to all Funds other than Ivy Global Natural Resources Fund. The terms and conditions of the agreements under which IICO provides those services to the Funds are exactly the same as the terms and conditions of the agreements in effect prior to December 31, 2002 between the Funds and IMI.

         The previous Investment Advisory Agreement between the Trust on behalf of Ivy Global Natural Resources Fund and MFC lapsed on February 28, 2003 due to an administrative error that was not discovered until late in 2003. Consequently, the Board of Trustees of Ivy Funds considered actions to correct this error and has approved, and recommended that shareholders of the Fund approve, a new investment management agreement with IICO and a new subadvisory agreement with MFC at a meeting of shareholders expected to be held in September 2004. The Board of Trustees has also authorized, and recommended that shareholders of Ivy Global Natural Resources Fund authorize, the retention and payment of fees paid or payable to MFC for investment advisory services rendered from March 1, 2003 through the effective date of the new subadvisory agreement. The Fund has not paid any fees to MFC under the terminated Investment Advisory Agreement for periods after March 31, 2003. The meeting of shareholders was held on September 9, 2004. At that meeting, shareholders approved both the new investment management agreement with IICO and the new subadvisory agreement with MFC, as well as the retention and payment of fees paid or payable to MFC for investment advisory services rendered from March 1, 2003 through September 9, 2004, the effective date of the new subadvisory agreement.

         With respect to Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, Ivy Value Fund and Ivy Dividend Income Fund, the Trust has an Investment Management Agreement (the Management Agreement) with IICO on behalf of each of the Funds. Under the Management Agreement with respect to a Fund, IICO is employed to supervise the investments of the Fund and provide investment advice to the Fund or monitor and supervise the activities of a subadvisor, if applicable. The Agreement obligates IICO to make investments for the account of the Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the Code) relating to regulated investment companies, subject to policy decisions adopted by the Board.

         Investment Subadvisors

         MFC is a wholly-owned subsidiary of IGM Financial Inc. (IGM), One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, Canada R3C3B6. MFC is a corporation organized under the laws of Ontario. MFC is registered in Ontario as a mutual fund dealer and also registered with the SEC as an investment adviser, and provides investment advisory services for Ivy Global Natural Resources Fund. For its services, MFC receives fees from IICO pursuant to the following schedule:

Fund Name	Fee Payable to MFC as a Percentage of the Fund's Average Net Assets
Ivy Global Natural Resources	Fund Assets	Fee
	up to $500 million	0.50%
	$500 million to $1 billion	0.425%
	$1 billion to $2 billion	0.415%
	$2 billion to $3 billion	0.40%
	ovre $3 billion	0.38%

          Henderson Global Investors (North America) Inc. (HGINA), 737 North Michigan Avenue, Suite 1950, Chicago, Illinois 60611, serves as subadvisor to Ivy European Opportunities Fund. Henderson Investment Management Limited (Henderson), 4 Broadgate, London, England EC2M 2DA, under a subadvisory agreement with HGINA, serves as subadvisor to Ivy European Opportunities Fund. HGINA and Henderson are registered with the SEC as investment advisers and provide international and global investment management services to institutional and individual investors and investment companies. HGINA is an indirect, wholly owned subsidiary of, and Henderson is a direct wholly owned subsidiary of, Henderson Global Investors (Holdings) plc, which is located at the same address as Henderson, and is listed on the London Stock Exchange. For its services, effective July 1, 2004, HGINA receives fees from IICO pursuant to the following schedule:

Fund Name	Fee Payable to HGINA as a Percentage of
the Fund's Average Net Assets
Ivy European Opportunities Fund	0.50%

         For its services, effective July 1, 2004, Henderson receives fees from HGINA pursuant to the following schedule:

Fund Name	Fee Payable to Henderson as a Percentage of
the Fund's Average Net Assets
Ivy European Opportunities Fund	0.39%

         Prior to July 1, 2004, for its services, HGINA received fees from IICO pursuant to the following schedule:

Fund Name	Fee Payable to HGINA as a Percentage of
	the Fund's Average Net Assets
Ivy European Opportunities Fund	Assets	Fee
	On the first $100 million	0.45%
	On the next $100 million	0.40%

         Prior to July 1, 2004, for its services, Henderson received fees from HGINA pursuant to the following schedule:

Fund Name	Fee Payable to Henderson as a Percentage of
	the Fund's Average Net Assets
Ivy European Opportunities Fund	Assets	Fee
	On the first $100 million	0.35%
	On assets in excess of $100 million	0.31%

          Peter Cundill & Associates (Cundill), an SEC-registered investment adviser located at Suite A1, 1470 East Valley Road, P.O. Box 50133, Montecito, California, 93150-0133, serves as subadvisor to Ivy Cundill Global Value Fund under an agreement with IICO. Cundill began operations in 1984, and as of March 31, 2005 (along with its affiliates) had approximately $__________ in assets under management. Cundill is indirectly controlled by the Peter Cundill Trust. For its services, Cundill receives fees from IICO pursuant to the following schedule:

Fund Name	Fee Payable to Cundill as a Percentage of
	the Fund's Average Net Assets
Ivy Cundill Global Value Fund	Fund Assets	Fee
	up to $500 million	0.50%
	$500 million to $1 billion	0.425%
	$1 billion to $2 billion	0.415%
	$2 billion to $3 billion	0.40%
	ovre $3 billion	0.38%

 Advantus Capital, an SEC-registered investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment subadvisor to Ivy Real Estate Securities Fund, Ivy Mortgage Securities Fund and Ivy Bond Fund under an agreement with IICO. Advantus Capital had approximately $_______ in assets under management as of March 31, 2005. For its services, Advantus Capital receives fees from IICO pursuant to the following schedule:

Fund Name	Fee Payable to Advantus Capital as a Percentage of
the Fund's Average Net Assets
Ivy Bond Fund	0.27%
Ivy Mortgage Securities Fund	0.30%
Ivy Real Estate Securities Fund	0.55%

         Advantus Capital was the investment adviser and manager of each of the Predecessor Funds since March 1, 1995. Prior to that date, the Predecessor Funds' investment adviser was MIMLIC Asset Management Company, formerly the parent company of Advantus Capital. Advantus Capital was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life.

         Templeton Investment Counsel, LLC (Templeton Counsel), an SEC-registered investment advisor located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394 serves as investment subadvisor to the Ivy International Balanced Fund under an agreement with IICO. Templeton Counsel provides investment advice, and generally conducts the investment management program for the investments of the Fund. Templeton Counsel had approximately $_________ in assets under management as of March 31, 2005. For its services, Templeton Counsel receives fees from IICO pursuant to the following schedule:

Fund Name	Fee Payable to Templeton Counsel as a Percentage of
	the Fund's Average Net Assets
Ivy International Balanced Fund	Assets	Fee
	On the first $100 million	0.50%
	On the next $100 million	0.40%

          BlackRock Financial Management, Inc. (BlackRock), located at 40 East 52nd Street, New York, NY 10022, serves as investment subadvisor to the Ivy Small Cap Value Fund under an agreement with IICO. BlackRock provides investment advice, and generally conducts the investment management program for the Fund. At March 31, 2005, BlackRock had approximately $________ in assets under management. For its services, BlackRock receives fees from IICO pursuant to the following schedule:

Fund Name	Fee Payable to State Street as a Percentage of
the Fund's Average Net Assets
Ivy Small Cap Value Fund	0.50%

     Payments for Management Services

         Under the Management Agreement, for IICO's management services, the Funds pay IICO a fee as described in the Prospectuses. Each of the Funds accrues this fee daily and pays monthly. Management fees paid by the Funds for the periods shown are as follows:

Ivy Balanced Fund: During the fiscal periods ended March 31, 2005 and March 31, 2004, Ivy Balanced Fund paid fees of $___ and $276,662 ($229,254 to IICO and $47,408 to Advantus Capital). During the fiscal years ended September 30, 2003 and 2002, Advantus Spectrum Fund, Inc., the predecessor to Ivy Balanced Fund, paid Advantus Capital fees of $255,575 and $309,933, respectively.

Ivy Bond Fund: During the fiscal periods ended March 31, 2005 and March 31, 2004, Ivy Bond Fund paid fees of $123 and $63,364 ($37,723 to IICO and $25,641 to Advantus Capital). During the fiscal years ended September 30, 2003 and 2002, Advantus Bond Fund, Inc., the predecessor to Ivy Bond Fund, paid Advantus Capital fees of $149,153 and $140,385, respectively. During the fiscal year ended March 31, 2005 and the period from December 8, 2003 to March 31, 2004, IICO paid subadvisory fees to Advantus Capital in the amounts of $____ and $15,333, respectively.

Ivy Cundill Global Value Fund: During the fiscal periods ended March 31, 2005 and March 31, 2004 and the fiscal years ended December 31, 2003 and 2002, Ivy Cundill Global Value Fund paid IICO or its predecessor fees of $___, $183,264, $166,409 and $37,970, respectively. During the same periods, IICO or its predecessor reimbursed Fund expenses in the amounts of $, $26,539, $27,000 and $103,157, respectively. For the fiscal periods ended March 31, 2005 and March 31, 2004 and the fiscal years ended December 31, 2003 and 2002, IICO or its predecessor paid subadvisory fees to Cundill in the amounts of $___, $91,632, $83,129 and $17,594.

Ivy Dividend Income Fund: During the fiscal periods ended March 31, 2005, March 31, 2004 and December 31, 2003, Ivy Dividend Income Fund paid IICO $___, $43,065 and $0 (including the voluntary waiver by IICO of the management fee), and $___, $67,705 and $42,350 (excluding the voluntary waiver by IICO), respectively.

Ivy European Opportunities Fund: During the fiscal periods ended March 31, 2005 and March 31, 2004 and the fiscal years ended December 31, 2003 and 2002, Ivy European Opportunities Fund paid IICO or its predecessor fees of $___, $334,343, $702,764 and $785,647, respectively. During the same periods, IICO or its predecessor paid subadvisory fees to Henderson in the amounts of $___, $150,454, $291,013 and $192,715, respectively.

Ivy Global Natural Resources Fund: During the fiscal periods ended March 31, 2005 and March 31, 2004 and the fiscal years ended December 31, 2003 and 2002, Ivy Global Natural Resources Fund paid IICO or its predecessor fees of $___, $541,424, $62,113 and $146,996, respectively. During the fiscal periods ended March 31, 2005 and March 31, 2004 and the fiscal years ended December 31, 2003 and 2002, IICO or its predecessor reimbursed Fund expenses in the amounts of $___, $0, $0, and $45,707, respectively. During the fiscal periods ended March 31, 2005 and March 31, 2004 and the fiscal years ended December 31, 2003 and 2002, the Fund paid MFC fees, through IICO or its predecessor, of $___, $0, $62,113 and $146,996, respectively.

Ivy International Fund: During the fiscal periods ended March 31, 2005 and March 31, 2004 and the fiscal years ended December 31, 2003 and 2002, Ivy International Fund paid IICO or its predecessor fees of $___, $477,531, $1,935,635 and $3,178,450, respectively.

Ivy International Balanced Fund: During the fiscal periods ended March 31, 2005 and March 31, 2004, Ivy International Balanced Fund paid fees of $___ and $126,484 ($126,484 to IICO and $67,372 to Advantus Capital). During the fiscal years ended September 30, 2003 and 2002, Advantus International Balanced Fund, Inc., the predecessor to Ivy International Balanced Fund, paid Advantus Capital fees of $311,290 and $318,502, respectively. During the fiscal periods ended March 31, 2005 and March 31, 2004, IICO paid subadvisory fees to Templeton Counsel in the amounts of $___ and $72,590. During the fiscal period ended December 5, 2003, and the fiscal years ended September 30, 2003 and 2002, with respect to Advantus International Balanced Fund, Inc., Advantus Capital paid to Templeton Counsel subadvisory fees of $64,157, $177,973 and $181,980, respectively.

Ivy International Value Fund: During the fiscal periods ended March 31, 2005 and March 31, 2004 and the fiscal years ended December 31, 2003 and 2002, Ivy International Value Fund paid IICO or its predecessor fees of $___, $106,129, $414,401 and $595,781, respectively. During the same periods, IICO or its predecessor reimbursed Fund expenses in the amounts of $___ $0, $0 and $329,958, respectively.

Ivy Mortgage Securities Fund: During the fiscal periods ended March 31, 2005 and March 31, 2004, Ivy Mortgage Securities Fund paid fees of $___ and $338,766 ($215,369 to IICO and $123,397 to Advantus Capital). During the fiscal years ended September 30, 2003 and 2002, Advantus Mortgage Securities Fund, Inc., the predecessor to Ivy Mortgage Securities Fund, paid Advantus Capital fees of $618,850 and $397,173, respectively. During the fiscal periods ended March 31, 2005 and March 31, 2004, IICO paid subadvisory fees to Advantus Capital in the amounts of $___ and $101,908, respectively.

Ivy Pacific Opportunities Fund: During the fiscal periods ended March 31, 2005 and March 31, 2004 and the fiscal years ended December 31, 2003 and 2002, Ivy Pacific Opportunities Fund paid IICO or its predecessor fees of $___, $83,118, $129,218 and $105,358, respectively. During the fiscal periods ended March 31, 2005 and March 31, 2004 and the fiscal years ended December 31, 2003 and 2002, IICO or its predecessor reimbursed Fund expenses of $___, $0, $30,326 and $138,434, respectively.

Ivy Real Estate Securities Fund: During the fiscal periods ended March 31, 2005 and March 31, 2004, Ivy Real Estate Securities Fund paid fees of $___ and $491,188 ($296,084 to IICO and $195,104 to Advantus Capital). During the fiscal years ended July 31, 2003 and 2002, Advantus Real Estate Securities Fund, Inc., the predecessor to Ivy Bond Fund, paid Advantus Capital fees of $322,522 and $163,110, respectively. During the fiscal periods ended March 31, 2005 and March 31, 2004, IICO paid subadvisory fees to Advantus Capital in the amounts of $___ and $149,020.

Ivy Small Cap Value Fund: During the fiscal periods ended March 31, 2005 and March 31, 2004, Ivy Small Cap Value Fund paid IICO fees of $___ and $398,624 ($226,982 to IICO and $171,642 to Advantus Capital), respectively. During the fiscal years ended July 31, 2003 and 2002, Advantus Venture Fund, Inc., the predecessor to Ivy Small Cap Value Fund, paid Advantus Capital fees of $386,688 and $444,881, respectively. During the fiscal year ended March 31, 2005 and the period from December 8, 2003 to March 31, 2004, IICO paid subadvisory fees to State Street Research in the amounts of $___ and $108,359, respectively. During the fiscal period ended December 5, 2003, and the fiscal years ended July 31, 2003 and 2002, with respect to Advantus Venture Fund, Inc., Advantus Capital paid to State Street Research subadvisory fees of $73,945, $177,973 and $181,980, respectively.

Ivy Value Fund: During the fiscal periods ended March 31, 2005 and March 31, 2004, Ivy Value Fund paid IICO fees of $___ and $162,986. During the fiscal period ended December 5, 2003, and the fiscal years ended July 31, 2003 and 2002, Advantus Cornerstone Fund, Inc., the predecessor to Ivy Value Fund, paid Advantus Capital fees of $173,404, $446,882 and $443,621, respectively.

     Approval of Advisory Contracts

         At a meeting of the Board of Trustees held on September 3, 2003, called in part for the purpose of voting on the approval of the continuation of the existing Master Business Management and Investment Advisory Agreement between IICO and the Trust on behalf of each of Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund (the Advisory Agreements), the continuation of each such Advisory Agreement was approved through September 30, 2004 by the unanimous vote of the Trustees, including the independent Trustees of the Trust voting separately. In continuing each Fund's Advisory Agreement, the Trustees requested and considered a wide range of information provided by IICO and certain of its affiliates. Among other things, the Trustees considered information about:

  IICO and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment philosophy and process;
  the terms of each Advisory Agreement;
  the scope, nature and quality of the services that IICO provides to the Fund;
  the historical investment performance of the Fund over various periods on both an absolute basis and within certain categories of mutual funds compiled by third parties;
  the advisory fee rates payable to IICO by the Fund, any contractual or voluntary expense waiver or reimbursement arrangements and the total expense ratio of Funds in Ivy Funds and of funds that are part of fund families managed by other advisers;
  compensation payable by the Fund to affiliates of IICO for other services;
  the profitability to IICO and its affiliates of their relationships with the Fund (to the extent such relationships had been in place for a sufficient period to analyze profitability);
  whether IICO or any of its affiliates will receive ancillary, or so-called "fallout," benefits that should be taken into consideration in evaluating the investment management fee payable by the Fund; and
  IICO's use of commissions paid by the Fund in its portfolio brokerage transactions to obtain research benefiting the Fund or other IICO clients at a cost that may be in excess of the amount other brokers would charge.

         In addition, in determining to approve the most recent annual extension of each Fund's Advisory Agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from IICO and considered information provided by IICO relating to the education, experience and number of investment professionals providing service under that agreement, and determined that there persons were appropriate.

         In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the continuation of the Advisory Agreement for each Fund and concluded that the compensation under each such Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

         IICO has one pending lawsuit related to its provision of investment advisory services. In April 2004, three individuals who purchased shares of certain registered investment companies for which IICO or its affiliate serves as investment manager (the "Funds") filed a derivative Complaint in the United States District Court for the Western District of Missouri, Central Division, on behalf of the Funds alleging that IICO or its affiliate breached its fiduciary duty to the Funds by collecting excessive investment advisory fees relative to those paid by non-registered investment company clients. The lawsuit also seeks damages from non-fund companies affiliated with IICO. IICO denies that it breached its fiduciary duty to the Funds and believes that the investment advisory fees paid by the Funds were proper based upon the nature of the services rendered and were approved by the Funds' Boards of Directors in conformity with the requirements of the Investment Company Act of 1940.

         At a meeting of the Board of Trustees held on September 3, 2003, called in part for the purpose of voting on the approval of the continuation of the existing subadvisory agreements between IICO and Henderson Global Investors (North America) Inc. (with respect to Ivy European Opportunities Fund), the existing Subadvisory Agreement between IICO and Peter Cundill & Associates, Inc. (with respect to Ivy Cundill Global Value Fund) and the existing Subadvisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited (each of Henderson Global Investors (North America) Inc., Peter Cundill & Associates, Inc. and Henderson Investment Management Limited being referred to herein as a "Subadvisor") (with respect to Ivy European Opportunities Fund) (each, a "Subadvisory Agreement"), the continuation of each Subadvisory Agreement was approved through September 30, 2004 by the unanimous vote of the Trustees, including the independent Trustees of the Trust voting separately. In continuing each such Subadvisory Agreement, the Trustees requested and considered a wide range of information provided by RIICO and each Subadvisor. Among other things, the Trustees considered information about:

  the proposed fees to be charged by each subadvisor for the services it provides;
  each subadvisor and such entity's personnel with responsibilities for providing services to the Fund;
  the terms of each Subadvisory Agreement;
  the scope, nature and quality of the services that the subadvisor provides to the Fund;
  the historical investment performance of the Fund over various periods on both an absolute basis and within certain categories of mutual funds compiled by third parties; and
  that IICO continues to be ultimately responsible for each subadvisor's compliance with each Fund's investment objective and policies and applicable securities laws and is also responsible for the selection of each subadvisor and monitoring its performance, as well as the overall success or failure of each Fund.

         In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the continuation of each of the Subadvisory Agreements and concluded that the compensation under each such agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

         At a meeting of the Board of Trustees held on September 3, 2003, called in part for the purpose of voting on the approval of the continuation of the existing Investment Management Agreement between IICO and the Trust on behalf of Ivy Dividend Income Fund (the "Management Agreement"), the continuation of the Management Agreement was approved through September 30, 2004 by the unanimous vote of the Trustees, including the independent Trustees of the Trust voting separately. In continuing the Management Agreement, the Trustees requested and considered a wide range of information provided by IICO and certain of its affiliates. Among other things, the Trustees considered information about:

  IICO and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment philosophy and process;
  the terms of the Management Agreement;
  the scope, nature and quality of the services that IICO provides to the Fund;
  the historical investment performance of the Fund over various periods on both an absolute basis and within certain categories of mutual funds compiled by third parties;
  the advisory fee rates payable to IICO by the Fund, any contractual or voluntary expense waiver or reimbursement arrangements and the total expense ratio of Funds in Ivy Funds and of funds that are part of fund families managed by other advisers;
  compensation payable by the Fund to affiliates of IICO for other services;
  the profitability to IICO and its affiliates of their relationships with the Fund (to the extent such relationships had been in place for a sufficient period to analyze profitability);
  whether IICO or any of its affiliates will receive ancillary, or so-called "fallout," benefits that should be taken into consideration in evaluating the investment management fee payable by the Fund; and
  IICO's use of the Fund's portfolio brokerage transactions to obtain research benefiting the Fund or other IICO clients at a cost that may be in excess of the amount other brokers would charge.

         In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the continuation of the Management Agreement and concluded that the compensation under the Management Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

         At a meeting of the Board of Trustees held on July 23, 2003, called in part for the purpose of voting on the approval of the Investment Management Agreement between IICO and the Trust on behalf of each of Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund, the independent Trustees met separately with independent legal counsel. In determining whether to approve the Investment Management Agreement as to each Fund, the independent Trustees, as well as the full Board of Trustees, considered a number of factors, including: the nature and quality of investment management services to be provided to the Fund by IICO, including IICO's investment management expertise and the personnel, resources and experience of IICO; the terms of the Investment Management Agreement; whether the Fund and its shareholders will benefit from economies of scale; whether IICO or any of its affiliates will receive ancillary benefits that should be taken into consideration in evaluating the investment management fee payable by the Fund; compensation payable by each Fund to affiliates of IICO for other services; and the investment management fees paid by comparable investment companies.

         In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the Investment Management Agreement for each Fund and concluded that the compensation under each such Investment Management Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

         At a meeting of the Board of Trustees held on September 3, 2003, called in part for the purpose of voting on the approval of the subadvisory agreements with Advantus Capital, Templeton Counsel and State Street Research (the subadvisors), the independent Trustees met separately with independent legal counsel. In determining whether to approve the subadvisory agreement as to Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund and Ivy Small Cap Value Fund, the independent Trustees, as well as the full Board of Trustees, considered a number of factors, including: the fees to be paid by each Fund and the terms of the Investment Management Agreement between the Funds and IICO and each subadvisory agreement between IICO and the respective subadvisor; information regarding each subadvisor; the services that IICO performs under the Investment Management Agreement and the investment advisory services that each subadvisor performs for the Funds under the respective subadvisory agreement; and that IICO continues to be ultimately responsible for each subadvisor's compliance with each Fund's investment objective and policies and applicable securities laws and is also responsible for the selection of each subadvisor and monitoring its performance, as well as the overall success or failure of each Fund.

         In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the subadvisory agreement for each Fund and concluded that the compensation under each such subadvisory agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

         In addition, in determining to approve the most recent annual extension of the Management Agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from IICO and considered information provided by IICO relating to the education, experience and number of investment professionals providing service under that agreement and determined that these persons were appropriate.

         The Management Agreement permits IICO, or an affiliate of IICO, to enter into a separate agreement for transfer agency services (the Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Board of Trustees prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Shareholder Services

         Under the Shareholder Servicing Agreement entered into between the Trust and WRSCO, an affiliate of IICO, WRSCO performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of Trustees without shareholder approval.

         Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C, Class I and Advisors Class shares, each Fund pays WRSCO a monthly fee, payable on the first day of each month, for each account of the Fund which was in existence during any portion of the immediately preceding month, as follows:

Ivy Balanced Fund	$1.5792
Ivy Bond Fund	$1.6958
Ivy Cundill Global Value Fund	$1.5042
Ivy Dividend Income Fund	$1.5792
Ivy European Opportunities Fund	$1.5042
Ivy Global Natural Resources Fund	$1.5042
Ivy International Fund	$1.5042
Ivy International Balanced Fund	$1.5792
Ivy International Value Fund	$1.5042
Ivy Mortgage Securities Fund	$1.6958
Ivy Pacific Opportunities Fund	$1.5042
Ivy Real Estate Securities Fund	$1.5792
Ivy Small Cap Value Fund	$1.5792
Ivy Value Fund	$1.5792

         With respect to Class Y shares, each Fund pays WRSCO a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of the Class for the preceding month

         The Fund also pays certain out-of-pocket expenses of WRSCO, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by WRSCO in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by IFDI, IICO or WRSCO.

Accounting Services

         Under the Master Fund Accounting Services Agreement and the Accounting Services Agreement, WRSCO provides the Funds in the Trust with bookkeeping and accounting services and assistance and other services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Master Fund Accounting Services Agreement or Accounting Services Agreement, or amendments to an existing one, may be approved by the Board of Trustees without shareholder approval.

         The Master Fund Accounting Services Agreement between IICO and the Trust with respect to Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, and originally effective December 31, 2002, was assigned by IICO to WRSCO on March 18, 2003, and amended effective July 1, 2003. Under the Master Fund Accounting Services Agreement, each Fund pays WRSCO, effective July 1, 2003, a monthly fee shown in the table below, based on the average daily net assets during the prior month.

         The Trust, with respect to Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund, and separately, with respect to Ivy Dividend Income Fund, entered into an Accounting Services Agreement with WRSCO. Under the Accounting Services Agreement, each Fund pays WRSCO, a monthly fee shown in the table below, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$ 0 - $ 10 million	$ 0
$ 10 - $ 25 million	$ 958
$ 25 - $ 50 million	$ 1,925
$ 50 - $100 million	$ 2,958
$100 - $200 million	$ 4,033
$200 - $350 million	$ 5,267
$350 - $550 million	$ 6,875
$550 - $750 million	$ 8,025
$750 - $ 1.0 billion	$10,133
$1.0 billion and over	$12,375

         Plus, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

         Under the Accounting Services Agreement, each of Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, Ivy Value Fund and Ivy Dividend Income Fund also pays monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until Fund assets are at least $10 million.

         Fees paid to WRSCO for accounting services for the fiscal periods ended March 31, 2005 and March 31, 2004, and for the fiscal years ended December 31, 2003 and 2002 were as follows:

Fund	2005	2004	2003	2002
Ivy Cundill Global Value Fund		$9,984	$17,321	$16,676
Ivy European Opportunities Fund		13,613	49,969	110,283
Ivy Global Natural Resources Fund		16,023	33,434	44,775
Ivy International Fund		13,613	66,225	211,731
Ivy International Value Fund		6,353	40,205	86,488
Ivy Pacific Opportunities Fund		6,353	15,075	30,611

         Fees paid to WRSCO for accounting services for the fiscal periods ended March 31, 2005 and March 31, 2004, and for the fiscal period ended December 31, 2003 were as follows:

Fund	2005	2004	2003
Ivy Dividend Income Fund		$4,130	$3,091

         Fees paid to WRSCO for accounting services for the fiscal year ended March 31, 2005 and for the fiscal period from December 8, 2003 through March 31, 2004 were as follows:

Fund	2005	2004
Ivy Balanced Fund		$16,188
Ivy Bond Fund		4,121
Ivy International Balanced Fund		12,721
Ivy Mortgage Securities Fund		17,343
Ivy Real Estate Securities Fund		15,032
Ivy Small Cap Value Fund		12,721
Ivy Value Fund		12,721

         Under an agreement with Minnesota Life under which Minnesota Life provided accounting, legal and other administrative services, for the fiscal period ended December 5, 2003, and for the fiscal years ended July 31, 2003 and 2002, the Predecessor Funds paid to Minnesota Life for such services:

Fund	Predecessor Fund	12/5/2003	2003	2002
Ivy Balanced Fund	Advantus Spectrum Fund	$7,239	$54,064	$74,400
Ivy Bond Fund	Advantus Bond Fund	7,239	64,064	74,400
Ivy International Balanced Fund	Advantus International Balanced Fund	3,556	55,282	63,600
Ivy Mortgage Securities Fund	Advantus Mortgage Securities Fund	7,239	54,064	74,400

         Advantus International Balanced Fund (the Predecessor Fund to Ivy International Balanced Fund) had also entered into a separate agreement with SEI Investments Mutual Fund Services (SEI) pursuant to which SEI provided daily accounting services for the Predecessor Fund. During the last three fiscal years ended September 30, 2003, 2002 and 2001, the amounts paid by Advantus International Balanced Fund to SEI were $29,467, $54,839 and $50,066, respectively.

         Under an agreement with Minnesota Life under which Minnesota Life provided accounting, legal and other administrative services, for the fiscal period ended December 5, 2003, and for the fiscal years ended September 30, 2003 and 2002, the Predecessor Funds paid to Minnesota Life for such services:

Fund	Predecessor Fund	12/5/2003	2003	2002
Ivy Real Estate Securities Fund	Advantus Real Estate Securities Fund	$13,732	$52,176	$61,200
Ivy Small Cap Value Fund	Advantus Venture Fund	13,732	59,876	74,400
Ivy Value Fund	Advantus Cornerstone Fund	13,732	59,719	62,000

         The Administrative Services Agreement between IICO and the Trust with respect to Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, and originally effective December 31, 2002, was assigned by IICO to WRSCO on March 18, 2003, and amended effective July 1, 2003. Pursuant to the Administrative Services Agreement, IICO provides certain administrative services to each Fund. As provided in the Agreement, amended and effective July 1, 2003, each Fund pays WRSCO a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of that Fund during the preceding month at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charged for assets in excess of $1 billion. The fee may be voluntarily waived until fund assets are at least $10 million. Prior to July 1, 2003, as compensation for these services, each Fund (except with respect to its Class I shares) pays IICO a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. Each Fund with Class I shares paid IICO a monthly fee at the annual rate of 0.01% of its average daily net assets for the Class I shares. Class I shares were closed to further investment effective February 18, 2003.

         Administrative Services fees under this Agreement for the fiscal periods ended March 31, 2005 and March 31, 2004 and for the fiscal years ended December 31, 2003 and 2002 were:

Fund	2005	2004	2003	2002
Ivy Cundill Global Value Fund		$1,976	$4,592	$3,792
Ivy European Opportunities Fund		3,333	35,745	87,624
Ivy Global Natural Resources Fund		5,661	20,238	29,399
Ivy International Fund		4,875	106,626	309,037
Ivy International Value Fund		1,062	22,931	59,578
Ivy Pacific Opportunities Fund		852	5,163	10,536

         Since the Funds pay a management fee for investment supervision and an accounting services fee for accounting services as discussed above, IICO and WRSCO, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Funds under the Shareholder Servicing Agreement are described above. IICO and its affiliates pay the Funds' Trustees and officers who are affiliated with IICO and its affiliates. The Fund pay the fees and expenses of the Funds' other Trustees.

         The Funds pays all of their other expenses. These include, for each Fund, the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

         Under the Distribution and Service Plan (the Plan) for Class A shares adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay IFDI, the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse IFDI for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

         Pursuant to the Principal Underwriting Agreement entered into between IFDI and the Trust, IFDI offers the Funds' shares through financial advisors of Waddell & Reed, Inc. and Legend Equities Corporation (Legend) and sales managers and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through its sales force, IFDI will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds' shares. The Class A Plan permits IFDI to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits IFDI to be reimbursed for amounts it expends: in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Funds and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Funds by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Funds and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers and other third parties who may regularly sell Class A shares of the Funds, and may regularly provide shareholder services and/or maintain shareholder accounts with respect to Class A shares.

         For the fiscal year ended March 31, 2005, the Funds paid (or accrued) the following amounts to IFDI as distribution fees and service fees under the Class A Plan for each of the Funds:

Fund	Distribution Fees	Service Fees
Ivy Balanced Fund	$40,720	$60,894
Ivy Bond Fund	18,697	37,668
Ivy Cundill Global Value Fund	---	26,255
Ivy Dividend Income Fund	---	10,526
Ivy European Opportunities Fund	---	42,452
Ivy Global Natural Resources Fund	---	87,654
Ivy International Fund	---	59,257
Ivy International Balanced Fund	29,442	77,953
Ivy International Value Fund	---	5,817
Ivy Mortgage Securities Fund	133,879	125,305
Ivy Pacific Opportunities Fund	---	15,256
Ivy Real Estate Securities Fund	71,210	41,720
Ivy Small Cap Value Fund	---	146,497
Ivy Value Fund	75,772	60,624

         Under the Plans adopted by the Fund for Class B shares and Class C shares, respectively, the Fund may pay IFDI a service fee of up to 0.25% of the Fund's average annual net assets of the class, paid daily, to compensate IFDI for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class and a distribution fee of up to 0.75% of the Fund's average annual net assets of the class, paid daily, to compensate IFDI for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit IFDI to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

         For the fiscal year ended March 31, 2005, the Funds paid (or accrued) the following amounts to IFDI as distribution fees and service fees under the Class B Plan for each of the Funds:

Fund	Distribution Fees	Service Fees
Ivy Balanced Fund		$90
Ivy Bond Fund	188	64
Ivy Cundill Global Value Fund	17,478	5,826
Ivy Dividend Income Fund	3,894	1,298
Ivy European Opportunities Fund	59,148	19,716
Ivy Global Natural Resources Fund	47,268	15,756
Ivy International Fund	96,810	32,270
Ivy International Balanced Fund	209	71
Ivy International Value Fund	46,972	15,657
Ivy Mortgage Securities Fund	1,112	379
Ivy Pacific Opportunities Fund	10,388	3,463
Ivy Real Estate Securities Fund	1,284	436
Ivy Small Cap Value Fund	697	237
Ivy Value Fund	536	182

         For the fiscal year ended March 31, 2005, the Funds paid (or accrued) the following amounts to IFDI as distribution fees and service fees under the Class C Plan for each of the Funds:

Fund	Distribution Fees	Service Fees
Ivy Balanced Fund	$347	$116
Ivy Bond Fund	89	30
Ivy Cundill Global Value Fund	32,199	10,733
Ivy Dividend Income Fund	9,658	3,219
Ivy European Opportunities Fund	49,712	16,571
Ivy Global Natural Resources Fund	88,984	29,661
Ivy International Fund	21,497	7,166
Ivy International Balanced Fund	268	89
Ivy International Value Fund	14,840	4,947
Ivy Mortgage Securities Fund	1,747	582
Ivy Pacific Opportunities Fund	4,736	1,579
Ivy Real Estate Securities Fund	1,813	604
Ivy Small Cap Value Fund	1,722	574
Ivy Value Fund	586	195

         Under the Plan adopted for Class Y shares, each Fund pays IFDI daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the Fund's average annual net assets attributable to that class, paid daily, to compensate IFDI for its services, either directly or through others, in connection with the distribution of shares of that class.

         For the fiscal year ended March 31, 2005, the Funds paid (or accrued) the following amounts to IFDI as distribution fees and service fees under the Class Y Plan for each of the Funds:

Fund	Distribution and Service Fees
Ivy Balanced Fund	$40,797
Ivy Bond Fund	15
Ivy Cundill Global Value Fund	1,004
Ivy Dividend Income Fund	383
Ivy European Opportunities Fund	2,090
Ivy Global Natural Resources Fund	1,589
Ivy International Fund	87
Ivy International Balanced Fund	73
Ivy International Value Fund	82
Ivy Mortgage Securities Fund	2,009
Ivy Pacific Opportunities Fund	401
Ivy Real Estate Securities Fund	58,759
Ivy Small Cap Value Fund	18,883
Ivy Value Fund	18,056

         The only Trustees or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plans are the officers and Trustees who are also officers of either IFDI or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of IFDI. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through IFDI's activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that IFDI's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plans will provide IFDI with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

         To the extent that IFDI incurs expenses for which reimbursement or compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Ivy Family of Funds, IFDI typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

     Distribution Services

         All classes of the Funds are offered through IFDI, Waddell & Reed, Inc., Legend and non-affiliated third-party broker-dealers. IFDI may pay both affiliated and non-affiliated broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV, IFDI (or an affiliate) may pay up to 1.00% of net assets invested; 2) for the purchase of Class B shares, IFDI (or an affiliate) may pay 4.00% of net assets invested; 3) for the purchase of Class C shares, IFDI (or an affiliate) may pay 1.00% of net assets invested; and 4) for the purchase of Class Y shares, IFDI (or an affiliate) may pay 0.25% of net assets invested.

Sales Charges for Class A Shares

         Class A shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price	Invested	Price[1]
--------	-----------	----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Until August 31, 2005, Legend Equities Corporation (Legend) receives a dealer reallowance in the full amount of the Class A shares sales charge.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a CDSC of 1% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

         IFDI may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:*

1.00% - Sales of $1.0 million to $1,999,999.99
0.80% - Sales of $2.0 million to $2,999,999.99
0.50% - Sales of $3.0 million to $49,999,999.99
0.25% - Sales of $50.0 million or more

*IFDI will pay Waddell & Reed, Inc. 0.50% on any level of investments made in Class A shares with no initial sales charge.

         On each purchase of the Class A shares of the Funds offered at the then public offering price including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in each Fund's then current prospectus and in this SAI (see Reasons for Differences in the Public Offering Price of Class A Shares).

         For Securian Financial Services, Inc. and CRI Securities, Inc. (collectively, Securian), an additional commission equal to 0.10% of the public offering price will be paid. In addition, Securian may be paid an annual amount equal to 0.05% of the average daily account value of Securian Fund accounts. In addition, Securian and/or its affiliated companies will be paid annual incentive compensation of between 0.05% and 0.15%, depending on the level of Fund assets held in Securian accounts.

         Each Plan was approved by the Board of Trustees, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Plan Trustees).

         Among other things, each Plan provides that (1) IFDI will provide to the Trustees of the Fund at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Trustees including the Plan Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Plan Trustees will be committed to the discretion of the Plan Trustees.

Custodial and Auditing Services

         The Trust's custodian is UMB Bank, n.a., whose address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Fund's cash and securities. __________________, located at 1010 Grand Boulevard, Kansas City, Missouri, is the Fund's independent registered public accounting firm, and audits the Fund's financial statements and prepares the Fund's tax returns.

Portfolio managers

Fund Managers employed by IICO

The following tables provide information relating the portfolio managers of the Funds as of March 31, 2005:

David Ginther

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)		0	0
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Frederick Jiang

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)

Thomas Mengel

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	1	7
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Matthew Norris

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Cynthia Prince-Fox

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. IICO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. IICO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to IICO's adopted Allocation Procedures.

IICO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. (WDR) that rewards teamwork. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and d) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by IICO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is their percentile ranking against the performance of managers of the same investment style at other firms. The secondary benchmark is an index of securities matched to the same investment style. Half of their bonuses are based upon a three-year period and half is based upon a one year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by Waddell & Reed, with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in Waddell & Reed managed mutual funds, the WDR's 401(k) plan offers Waddell & Reed managed mutual funds as investment options. No bonus compensation is based upon the amount of the mutual fund assets under management.

Ownership of Securities

As of December 31, 2004, the dollar range of shares beneficially owned by the portfolio managers was:

Manager	Fund Managed in the Ivy Funds	Dollar Range of Shares Owned in Fund Managed	Dollar Range of Shares Owned in Funds in Fund Complex
David Ginther	Ivy Dividend Income		over $100,000
Frederick Jiang	Ivy Pacific Opportunities
Thomas Mengel	Ivy International Ivy International Value		over $100,000
Matthew Norris	Ivy Value		$10,001 to $50,000
Cynthia Prince-Fox	Ivy Balanced		over $100,000

A portion of each portfolio manager's compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of December 31, 2004, the dollar range of shares of the Portfolios deemed owned by the portfolio managers was:

Manager	Fund Managed in the Ivy Funds	Dollar Range of Shares Deemed Owned in Fund Managed	Dollar Range of Shares Deemed Owned in Funds in Fund Complex
David Ginther	Ivy Dividend Income		$1 to $10,000
Frederick Jiang	Ivy Pacific Opportunities
Thomas Mengel	Ivy International Ivy International Value		over $100,000
Matthew Norris	Ivy Value		$10,001 to $50,000
Cynthia Prince-Fox	Ivy Balanced		$10,001 to $50,000

*The Portfolios' shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the insurance products for which the Portfolios serve as the underlying investment vehicle.

Fund Managers employed by Advantus Capital Management, Inc.

The following tables provide information relating the portfolio managers of the Portfolios as of March 31, 2005:

Joseph R. Betlej

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$438.6	$19.5	$146.5
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Thomas B. Houghton

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	2	7
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$461.7	$567.5	$703.6
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

David Land

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	1	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$797.8	$206.8	$695.4
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Christopher R. Sebald

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	2	9
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$907.3	$567.5	$929.1
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Conflicts of Interest

In the judgment of the Fund's investment adviser and investment subadviser, no material conflicts of interest are likely to arise in connection with a portfolio manager's management of a Fund on the one hand and the management of any account identified above on the other. All portfolio managers must manage assets in their personal accounts in accordance with Advantus Capital's code of ethics. The Funds and all other accounts managed by a portfolio manager in a similar style are managed subject to substantially similar investment restrictions and guidelines, and therefore no conflict of interest is likely to arise due to material differences in investment strategy. Advantus Capital has also adopted policies and procedures designed for fair allocation of investment opportunities between a Fund and other accounts managed by the same portfolio manager, including accounts of Advantus Capital or their affiliates. In addition, Advantus Capital believe that material conflicts due to differences in compensation paid to portfolio managers (see above) are also unlikely to arise. Account performance is a factor in determining a portfolio manager's compensation, but no portfolio manager's compensation structure favors one account over another on the basis of performance.

Compensation

As of the end of the Fund's most recent fiscal year, each portfolio manager of a Fund is compensated for managing the Fund and for managing other accounts identified above in the manner set forth below. Portfolio managers also receive other compensation in the form of group insurance and medical benefits and pension and other retirement benefits which are available generally to all employees of Advantus Capital and which do not discriminate in favor of any portfolio manager.

Base Salary -- the portfolio manager's total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

Short-term Bonus -- the portfolio manager is eligible for an annual bonus that is based on the portfolio manager's ability to meet predetermined goals. Of the total goal, approximately 95% is based on the pre-tax investment performance versus an appropriate benchmark and peer group. In the case of a Portfolio, the appropriate benchmark is the Portfolio's benchmark index described in the Fund's prospectus. Appropriate peer groups are determined using applicable Lipper investment categories. Performance comparisons to the respective benchmark and peer group are performed using both one-year and three-year performance. The remaining goals (approximately 5%) are based on subjective fulfillment of position duties.

Long-term Incentive -- the portfolio manager is eligible for a long-term bonus that is dependent upon Advantus Capital's strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

Deferred Compensation -- the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

Revenue Share -- the portfolio manager is paid a percentage of revenue received for the management of assets for unaffiliated clients including the Ivy Bond Fund, the Ivy Real Estate Securities Fund and the Ivy Mortgage Securities Fund, except if investments are made through the portfolio manager's retirement account that invests in the Funds through separate accounts. Revenues received from accounts of Advantus Capital or any of its affiliates are not subject to revenue share.

Ownership of Securities

As of March 31, 2005, the dollar range of shares of the Funds beneficially owned by the portfolio managers was:

Manager	Dollar Range of Shares owned in Ivy Bond Fund	Dollar Range of Shares owned in Ivy Mortgage Securities Fund	Dollar Range of Shares owned in Ivy Funds
Christopher R. Sebald	$0	$0	$0
David Land	$0	$0	$1 to $10,000
Thomas Houghton	$1 to $10,000	N/A	$1 to $10,000

Manager	Dollar Range of Shares owned in Ivy Real Estate Securities Fund	Dollar Range of Shares owned in Ivy Funds
Joseph R. Betlej	$10,001 to $50,000	$50,001 to $100,000

Portfolio Managers employed by BlackRock Financial Management, Inc.

The following provides information relating to the portfolio manager of the Ivy Small Cap Value Fund as of March 31, 2005:

Wayne Archambo

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	0	18
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)

Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Fund, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund.

Portfolio Manager Compensation

BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Mr. Archambo has received awards under the LTIP.

Deferred Compensation Program -- A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including Mr. Archambo, is mandatorily deferred in a similar manner for a number of years.

Options and Restricted Stock Awards -- While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Archambo has been granted stock options in prior years, and he also participates in BlackRock's restricted stock program.

Incentive Savings Plans -- The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of the portfolio managers are eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Mr. Archambo the relevant benchmark is a combination of market-based indices, and in the case of this fund is benchmarked to the Russell 2000 Value Index.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

Ownership of Securities

As of March 31, 2005, the dollar range of shares of Ivy Small Cap Value Fund beneficially owned by Mr. Archambo was: $______.

As of March 31, 2005, the dollar range of shares of funds in the Fund Complex beneficially owned by Mr. Archambo was: $______.

Portfolio Managers employed by Peter Cundill & Associates

The following provides information relating to the portfolio manager of the Ivy Cundill Global Value Fund as of March 31, 2005:

Peter Cundill

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	0
Number of Accounts Managed with Performance-Based Advisory Fees		0	0
Assets Managed (in millions)		0	0
Assets Managed with Performance-Based Advisory Fees (in millions)		0	0

Hiok Hhu Ng

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	2	2
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)

Conflicts of Interest

The Cundill Group adheres to its Trade Allocation policy to ensure that each client is treated fairly in the allocation of investment opportunities, and to ensure there is no unfair preference given to any client on the price, commission or allocation of a trade. This alleviates any potential conflicts of interest between the Fund and other funds managed by the Cundill Group.

Trade Allocation Policy

If the availability of any particular security is limited and that security is appropriate for the investment objective of more than one account, any purchase of that security will be allocated on a pro-rata basis.

Not all securities may be appropriate for all accounts.

A partial securities position may be established or a portion of an existing securities position may be disposed of on behalf of one account before such positions are initially acquired or sold for other accounts. This could occur, for example, as a result of the specific investment objectives of the account, different cash resources arising from fund purchases or redemptions and contributions to or withdrawals from other accounts, or the purchase of a small portfolio position to assess the overall investment desirability of a security.

Subject to the foregoing, each trade should be allocated on a pro-rata basis to each account to the extent they wish to participate using the following procedure:

1.     Each account interested in participating must be identified.

2.     The amount of participation must be calculated.

3.     The trade must be allocated pro-rata.

Portfolio Manager Compensation

General --

Compensation is composed of a base salary and an annual bonus. The bonus is based upon personal performance, group performance and overall corporate profitability for the year, with the first two components tied into the performance of the clients' accounts. In addition, senior members of the firm participate in a further profit-sharing plan based on corporate profitability.

Peter Cundill --

Base salary -- Fixed, reviewed annually

Annual bonus - The bonus contains three components:

1)

Personal performance -- tied to the performance of the clients' accounts managed by Mr. Cundill. The bonus is calculated net of management fees and is pre-tax. It is based on a rolling 1-3 year performance figure and is not based on asset size. One of the performance determinants is comparing to returns of alternative asset classes.

2)

Group performance - tied to the performance of the clients' accounts managed by the whole Cundill Group. The bonus is calculated net of management fees and is pre-tax. It is based on a rolling 1-3 year performance figure and is not based on asset size. One of the performance determinants is comparing to returns of alternative asset classes.

3)	Overall corporate profitability for the year -- calculated pre-tax.

Profit-sharing plan - This is additional profit-sharing for senior members of the firm, and is not tied to performance.

Hiok Hhu Ng --

Base salary -- Fixed, reviewed annually

Annual bonus - The bonus contains five components:

1)

Personal performance -- tied to the performance of the clients' accounts managed by Mr. Ng. The bonus is calculated net of management fees and is pre-tax. It is based on a rolling 1-3 year performance figure and is not based on asset size. One of the performance determinants is comparing to returns of alternative asset classes.

2)

Group performance - tied to the performance of the clients' accounts managed by the whole Cundill Group. The bonus is calculated net of management fees and is pre-tax. It is based on a rolling 1-3 year performance figure and is not based on asset size. One of the performance determinants is comparing to returns of alternative asset classes.

3)	Overall corporate profitability for the year -- calculated pre-tax.

4)	A fixed percentage of any performance fee earned on accounts managed by Mr. Ng.

5)	A discretionary allocation amount to ensure fairness across all Investment Department members.

Ownership of Securities

As of March 31, 2005, the dollar range of shares of the Funds beneficially owned by the portfolio managers was:

Manager	Dollar Range of Shares owned in Ivy Cundill Global Value Fund	Dollar Range of Shares owned in Ivy Funds
Peter Cundill
Hiok Hhu Ng

Portfolio Managers employed by Henderson

The following provides information relating to the portfolio manager of the Ivy European Opportunities Fund as of March 31, 2005:

Stephen Peak

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)

Conflicts of Interest

Compensation

Ownership of Securities

As of March 31, 2005, the dollar range of shares of Ivy European Opportunities Fund beneficially owned by Mr. Peak was: $______.

As of March 31, 2005, the dollar range of shares of funds in the Fund Complex beneficially owned by Mr. Peak was: $______.

Portfolio Managers employed by Mackenzie Financial Corporation

The following provides information relating the portfolio managers of the Portfolios as of March 31, 2005:

Fred Sturm

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	1	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)

Conflicts of Interest

The company, and the manager as its representative, may have other clients that lead to a variance in compensation schemes, however, the company has in place a Business Conduct Policy and Trade Allocation Policy which require fair treatment of all accounts. The manager, subject to the Business Conduct Policy, may invest in securities held by the Fund. The manager may also invest directly in other funds with overlapping mandates. The company reserves the sole discretion to periodically review, and materially alter the compensation schemes from time to time.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented (amongst others) with the following potential conflicts:

  The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Individual mandate objectives may vary, but in general Mackenzie seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment approach. Most other accounts managed by a portfolio manager are managed using similar investment disciplines that are used in connection with the management of the Funds.
  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Mackenzie and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.
  With respect to securities transactions for the Funds, Mackenzie determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Mackenzie or an affiliate acts as sub'advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Mackenzie may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Mackenzie or its affiliates may place separate, non-simultaneous, transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.
  Finally, the appearance of a conflict of interest may arise where Mackenzie has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.
  Mackenzie and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. The managers may also participate in long-term incentives commonly used within the corporation, potentially including options of IGM Financial. Mackenzie evaluates competitive market compensation by reviewing compensation trends within the investment industry. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market and portfolio manager responsibilities. Each portfolio manager's compensation consists principally of the following elements:

  Base salary. Each portfolio manager is paid a base salary. In setting the base salary, Mackenzie's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
  Periodic bonus. Each portfolio manager is eligible to receive periodic cash bonuses which have quantitative and non-quantitative components. Bonuses are determined based on a combination of factors including (but not exclusively) relevant comparisons to industry compensation practices, a measure of total assets under management, pre-tax performance of funds under management relative to comparable indices and competitive products assessed over a 1-5 year horizon, individual performance versus a series of specific objectives potentially including corporate management activities, and overall financial performance of the firm.
  Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of IGM Financial stock from pools determined from time to time by the Remuneration Committee of the Mackenzie Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
  Participation in deferred compensation plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

As of March 31, 2005, the dollar range of shares of funds in Ivy Global Natural Resources Fund beneficially owned by Mr. Sturm was: $______.

As of March 31, 2005, the dollar range of shares of funds in the Fund Complex beneficially owned by Mr. Sturm was: $______.

Portfolio Managers employed by Templeton Investment Counsel, LLC

The following provides information relating the portfolio managers of the Portfolios as of March 31, 2005:

Alexander C. Calvo

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[1]
Number of Accounts Managed
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)

Edgerton Tucker Scott

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[1]
Number of Accounts Managed	4	1	6
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)

Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the Funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple Funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio manager's focus on a particular investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the U.S. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible Funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that the Fund's Code of Ethics will adequately address such conflicts.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Portfolio Manager Compensation

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton budget guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources, Inc. stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources, Inc. stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of the manager and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

  Investment Performance: Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Research: Since the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.
  Non-Investment Performance: For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.
  Responsibilities: The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded options to purchase common shares of Franklin Resources, Inc. stock that would permit the portfolio manager to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers also may be granted additional restricted shares of Franklin Resources, Inc. stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

As of March 31, 2005, the dollar range of shares of the Funds beneficially owned by the portfolio managers was:

Manager	Dollar Range of Shares owned in Ivy International Balanced Fund	Dollar Range of Shares owned in Ivy Funds
Alexander Calvo
Edgerton Tucker Scott

BROKERAGE ALLOCATION AND OTHER PRACTICES

         One of the duties undertaken by IICO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or IICO may otherwise combine orders for the Fund with those of other funds in the Ivy Family of Funds' or other accounts for which it or its affiliate, Waddell & Reed Investment Management Company (WRIMCO), has investment discretion, including accounts affiliated with IICO or WRIMCO. IICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), IICO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, IICO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as investment strategies and policies of the fund or advisory account, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

         In all cases, IICO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

         To effect the portfolio transactions of the Fund, IICO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. IICO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Trustees, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by IICO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which IICO has investment discretion.

         Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

         The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by IICO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, IICO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to IICO.

         The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of IICO and/or WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist IICO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by IICO.

         Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of IICO; serves to make available additional views for consideration and comparisons; and enables IICO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase. The Fund may also use its brokerage to pay for pricing or quotation services to value securities.

         The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the fiscal periods ended March 31, 2005, March 31, 2004, December 31, 2003 and December 31, 2002. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

	2005	2004	2003	2002
Ivy Cundill Global Value Fund		$62,206	$73,949	33,718
Ivy Dividend Income Fund		8,071	16,659	NA
Ivy European Opportunities Fund		224,559	374,432	258,076
Ivy Global Natural Resources Fund		469,725	311,389	156,080
Ivy International Fund	99,999	279,666	1,431,914	922,641
Ivy International Value Fund		52,431	324,435	165,800
Ivy Pacific Opportunities Fund		136,498	171,298	21,625
	------------	------------	-----------	-----------
Total		$$1,498,041	$3,435,076	$2,892,648

         The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the fiscal periods ended March 31, 2005, March 31, 2004, September 30, 2003 and September 30, 2002. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

	2005	2004	2003	2002
Ivy Balanced Fund		$33,389	$125,000	$100,857
Ivy Bond Fund		---	---	88,540
Ivy International Balanced Fund		8,510	36,000	24,534
Ivy Mortgage Securities Fund		---	---	584,335
	------------	------------	-----------	-----------
Total		$$1,498,041	$3,435,076	$2,892,648

         The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the fiscal periods ended March 31, 2005, March 31, 2004, July 31, 2003 and July 31, 2002. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

	2005	2004	2003	2002
Ivy Real Estate Securities Fund		$86,733	$92,000	114,123
Ivy Small Cap Value Fund		60,995	219,000	193,659
Ivy Value Fund			259,000	228,660
	------------	------------	-----------	-----------
Total		$$1,498,041	$3,435,076	$2,892,648

         The next table shows for each of the Funds the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 2005 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

Fund	Amount of Transactions	Brokerage Commissions
Ivy Balanced Fund	$32,134,893	$44,674
Ivy Bond Fund	---	---
Ivy Cundill Global Value Fund	1,521,418	1,529
Ivy Dividend Income Fund	2,921,041	3,503
Ivy European Opportunities Fund	189,120,939	183,731
Ivy Global Natural Resources Fund	---	---
Ivy International Fund	6,776,659	15,995
Ivy International Balanced Fund	51,036,394	18,430
Ivy International Value Fund	---	---
Ivy Mortgage Securities Fund	---	---
Ivy Pacific Opportunities Fund	2,882,537	10,899
Ivy Real Estate Securities Fund	87,720	430
Ivy Small Cap Value Fund	23,530,971	74,255
Ivy Value Fund	94,642,260	145,710
	----------------	---------------
Total	$404,654,832	$499,156

         As of March 31, 2004, each of the Funds held securities issued by their respective regular broker-dealers, as follows: Balanced Fund owned Citigroup Inc., Goldman Sachs Group, Inc. (The) and Morgan Stanley securities in the aggregate amounts of $1,442,430, $459,140 and $1,759,110, respectively. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley & Co. Incorporated, a regular broker of the Fund.

         Bond Fund owned Goldman Sachs Group, Inc. (The), Goldman Sachs Capital I, and Morgan Stanley Dean Witter & Co. securities in the aggregate amounts of $154,664, $102,816 and $7,173,267 respectively. Goldman Sachs Group, Inc. (The) is the parent of Goldman Sachs Capital I and Goldman, Sachs & Co., a regular broker of the Fund. Morgan Stanley (formerly, Morgan Stanley Dean Witter & Co.) is the parent of Morgan Stanley & Co. Incorporated, a regular broker of the Fund.

         Cundill Global Value Fund owned Bank of America Corporation security in the aggregate amount of $1,999,773. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund.

         Dividend Income Fund owned Bank of America Corporation, Citigroup Inc., Goldman Sachs Group, Inc. (The), Merrill Lynch & Co., Inc. and Morgan Stanley securities in the aggregate amounts of $773,869, $775,500, $386,095, $360,338 and $346,665, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. Merrill Lynch & Co., Inc. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley & Co. Incorporated, a regular broker of the Fund.

         European Opportunities Fund owned Credit Suisse Group security in the aggregate amount of $3,082,525. Credit Suisse Group is the parent of Credit Suisse First Boston Corporation (The), a regular broker of the Fund.

         International Fund owned Credit Suisse Group and UBS AG securities in the aggregate amounts of $4,350,170 and $3,754,349. Credit Suisse Group is the parent of Credit Suisse First Boston Corporation (The), a regular broker of the Fund. UBS AG is the parent of UBS Securities LLC, a regular broker of the Fund.

         International Balanced Fund owned UBS AG security in the aggregate amount of $319,235. UBS AG is the parent of UBS Securities LLC, a regular broker of the Fund.

         International Value Fund owned Credit Suisse Group security in the aggregate amount of $968,051. Credit Suisse Group is the parent of Credit Suisse First Boston Corporation (The), a regular broker of the Fund.

         Value Fund owned Bank of America Corporation, Bank One Corporation, Citigroup Inc., Goldman Sachs Group, Inc. (The), Merrill Lynch & Co., Inc., Morgan (J.P.) Chase & Co. and Morgan Stanley securities in the aggregate amounts of $1,651,992, $1,049,510, $3,278,452, $819,148, $917,224, $1,917,115 and $661,242, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. Bank One Corporation is the parent of Banc One Capital Corporation, a regular broker of the Fund. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. Merrill Lynch & Co., Inc. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Morgan (J.P.) Chase & Co. is the parent of Morgan (J.P.) Securities Inc., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley & Co. Incorporated, a regular broker of the Fund.

PROXY VOTING POLICY

The Funds have delegated all proxy voting responsibilities to their investment manager. IICO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Beginning in 2004, the Funds are required to file with the SEC their complete proxy voting record for the twelve-month period ending June 30, by no later that August 31 of each year. Also beginning in 2004, the Funds' proxy voting record for the twelve-month period ending June 30 will be available on the SEC's website at www.sec.gov.

Listed below are several reoccurring issues and IICO's corresponding positions.

Board of Directors Issues:

IICO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

IICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

IICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. IICO will support such protection so long as it does not exceed reasonable standards.

IICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

IICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

IICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

IICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

IICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

IICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

IICO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

Political Activity:

IICO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC's) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PAC's. This is public information and available to all interested parties.

Conflicts of Interest Between IICO and the Funds:

IICO will use the following three-step process to address conflicts of interest: (1) IICO will attempt to identify any potential conflicts of interest; (2) IICO will then determine if the conflict as identified is material; and (3) IICO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict. The attached Exhibit A includes sample proxy voting conflict of interest procedures.

I. Identifying Conflicts of Interest: IICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. IICO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

  Business Relationships -- IICO will review any situation for a material conflict where IICO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that IICO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage IICO to vote in favor of management.
  Personal Relationships -- IICO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships -- IICO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

IICO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "Material Conflicts": IICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, IICO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

In considering the materiality of a conflict, IICO will take a two-step approach:

  Financial Materiality -- A relationship will be considered presumptively non-material unless the relationship represents 5% or more of IICO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of IICO's annual revenue.
  Non-Financial Materiality -- IICO will review all known relationships of portfolio managers and senior management for improper influence.

III. Procedures to Address Material Conflicts: IICO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

  Use a Proxy Voting Service for Specific Proposals -- As a primary means of voting material conflicts, IICO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services ("ISS") or another independent third party if a recommendation from ISS is unavailable).
  Client directed -- If the Material Conflict arises from IICO's management of a third party account and the client provides voting instructions on a particular vote, IICO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy -- If no directives are provided by either ISS or the client, IICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and IICO chooses to use a predetermined voting policy, IICO will not be permitted to vary from the established voting policies established herein.
  Seek Board Guidance -- If the Material Conflict does not fall within one of the situations referenced above, IICO may seek guidance from the Funds' Board of Directors on matters involving a conflict. Under this method, IICO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. IICO may use the Board Guidance to vote proxies for its non-mutual fund clients.

Proxy Voting Policies of Subadvisors

ADVANTUS CAPITAL MANAGEMENT, INC.
April, 2004
Summary of Proxy Voting Policies and Procedures

Advantus Capital Management, Inc. ("Advantus") has adopted policies and procedures relating to the voting of proxies (the "Proxy Policies and Procedures") which include specific proxy voting policies and procedures for portfolios subadvised by Advantus that are designed to ensure that proxies are voted in the best interests of its clients in accordance with its fiduciary duties and legal and regulatory requirements. The Proxy Policies and Procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; Advantus takes no responsibility for the voting of any proxies on behalf of any such client.

A copy of the complete Proxy Policies and Procedures is available to all clients of Advantus upon request, subject to the provision that such Proxy Policies and Procedures are subject to change at any time without notice.

The role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management's discretion. It is Advantus' policy that the shareholder should become involved with these matters only when management has failed and the corporation's performance has suffered or to protect the rights of shareholders to take action.

The guiding principle by which Advantus votes on all matters submitted to security holders is the maximization of the ultimate economic value of the securities held by its clients. This involves not only the immediate impact of each proposal but other considerations with respect to the security of the shareholders' investments over the long term.

It is the general policy of Advantus to vote on all matters presented to security holders in any proxy, but Advantus reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Advantus, the costs associated with voting such proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients, in the judgment of Advantus.

Advantus has an Investment Policy Committee, which is responsible for overseeing the Proxy Policies and Procedures, modifying the Proxy Policies and Procedures from time to time, and monitoring voting decisions to avoid and resolve any conflicts of interest. The Investment Policy Committee is charged with ensuring that all conflicts of interest are resolved in the best interest of the clients.

The actual mechanical methods employed for voting Proxies is dependent upon the type of client. For those clients who have hired Advantus as an adviser, and not a subadviser, Advantus has elected the custodian bank (Wells Fargo Bank) to vote Proxies on behalf of the client. Proxies are directly sent to the custodian bank. Wells Fargo Bank votes the proxies according to their proxy guidelines and philosophy. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Bank Proxy Guidelines.

For those clients who have hired Advantus as a subadviser, Advantus will vote Proxies according to the Advantus Proxy Voting Procedures. Advantus will endeavor to prevent the votes cast for these client portfolios to differ from the votes cast by Wells Fargo Bank on behalf of those Advantus clients who rely on Wells Fargo Bank to vote their Proxies. Advantus will receive the proxy voting information from the client's custodian, then vote the proxy and return it to the company as directed on the proxy form and finally return a copy of each such proxy vote to the client for their record keeping purposes.

Advantus has a set of proxy voting guidelines that state the general view and typical vote of Advantus with respect to the issues listed therein. However, these guidelines are just that--guidelines; they are not strict rules that must be obeyed in all cases. Advantus' Proxy Policies and Procedures allow it to vote shares contrary to the typical vote indicated by the guidelines if such a vote is in a client's best interests

Advantus maintains records of all proxy voting decisions and votes cast to the extent required by applicable law and regulations.

Listed below are several reoccurring issues and Advantus' corresponding positions.

  Advantus generally supports proposals requiring that at least a majority of the board be independent directors.
  Advantus generally supports indemnification of directors and officers when the actions taken were on behalf of the company and no criminal violations occurred.
  Advantus generally does not support indemnity proposals that are overly broad.
  Advantus generally supports proposals to ratify the appointment of independent auditors unless there is reason to believe that such ratification is not appropriate.
  Advantus will generally vote for all uncontested director nominees.
  Advantus will consider contested elections on a case by case basis considering the facts and circumstances of each particular case.
  Advantus will consider cumulative voting on a case by case basis.

BlackRock Financial Management, Inc.
Proxy Voting Policies

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund's portfolio securities for which the Fund has voting authority consistent with the Fund's best interests. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the Fund's proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that BlackRock's continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder.

BlackRock's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of the Fund. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock's policy in all cases is to vote proxies based on its clients' best interests and not the product of the conflict.

BlackRock has engaged Institutional Shareholder Services ("ISS") to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock's guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting Policy.

Routine Matters. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

Social Issues. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

Financial/Corporate Issues. BlackRock will generally vote in favor of proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Peter Cundill and Associates
Proxy Voting Policy

Compliance Objective

To ensure that all proxies are received and all are voted in the best interest of the Managed Accounts.

General Principles

The Cundill Group, through CIR ("Cundill"), as a fiduciary, has an obligation to vote proxies in the best interests of our Clients. We recognize that the proxy vote is an important asset and voting rights should be exercised to support the interests of our Clients. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the Board of Directors, unless it is determined that the ratification of the Board of Directors position would adversely affect the investment merits of owning the security.

In voting proxies, we follow best practices which we believe at present are represented by the materials and guidelines outlined by AIMR, ICAC and ERISA. Specifically, we adopt the principal and guidelines of AIMR, we follow the guidelines outlined by ICAC and observe the policies and restrictions of ERISA. Copies of the relevant documents are filed with the Corporate and Compliance Administrator ("CCA").

The major topics covered by AIMR, ICAC and ERISA in their discussions on voting proxies include Corporate Governance, Takeover Defense and Related Actions, Compensation Plans, Capital Structure, and Social Responsibility.

We also adopt the rules and regulations promulgated by securities regulators within jurisdictions in which we are registered.

  Canada          Ontario and British Columbia Securities Commission
  USA                  The Securities Exchange Commission

Definitions

         "Best interest of Clients". In Cundill's view, this means Clients' best economic interest over the long term -- that is, the common interest that all Clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

         "Material conflict of interest". Circumstances when Cundill, or any member of Cundill's senior management, any portfolio manager or any portfolio analyst, knowingly does business with a particular proxy issuer or closely affiliated entity which may appear to create a material conflict between the interests of Cundill and the interests of its Clients in how proxies of that issuer are voted. A material conflict of interest may exist in situations where, for example: (1) the company soliciting the proxy, or a person known to be an affiliate of such company, is a Client whose assets are actively managed by Cundill or an affiliate; (2) the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the individual charged with voting the proxy, is being actively solicited to be a client of Cundill or an affiliate; (3) a Client or a client-supported interest group actively supports a proxy proposal; or (4) Cundill or an officer of Cundill has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders - for example, where an officer of Cundill or any Cundill affiliate has a spouse or other close relative who serves as a director or executive of the company soliciting the proxy.

General Voting Policies

         1) Client's Best Interest. Where Cundill is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted with a view to enhancing the value of the shares of stock held in Client accounts. The financial interest of our Clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, the diversity of our Clients means that we are unable to represent each such view in each instance. Thus, Cundill seeks to vote proxies on securities held by Clients in what we believe to be the best economic interests of the Clients or, where employee benefit plan assets are involved, in the best economic interests of plan participants and beneficiaries, as determined by Cundill in good faith, unless a Client has provided specific instructions otherwise for its voting securities. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interest of Clients. Proxies will also be voted with the aim of promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of shareholders.

         2) Case-by-Case Basis. While these Policies and Procedures guide our decisions, each proxy vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. One of the primary factors Cundill considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, Cundill believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues should be resolved. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the company's management. However, each issue will be considered on its merits and the position of a company's management will not be supported if it is determined that ratification of management's position would adversely affect the investment merits of owning the stock.

         3) Individualized. These Policies and Procedures are tailored to suit Cundill's advisory business and the types of securities portfolios Cundill manages. Cundill-votes proxies for all Client accounts in the same manner unless mandated otherwise by Client or by law. To the extent that Clients (e.g., funds, pension plans) have adopted their own procedures, Cundill may vote the same securities differently depending upon Clients' directions.

         4) Material Conflicts of Interest. As a matter of policy, the officers, directors and employees of Cundill will not be influenced by outside sources whose interests conflict with the interests of Clients, or their participants or beneficiaries when applicable. Any conflict of interest will be resolved in the interests of the Client, or the participants and beneficiaries when applicable. When a material conflict of interest between Cundill and its respective Client(s) is identified, Cundill will choose among the procedures set forth in Section 10.2 -- Proxy Procedures.

         5) Limitations. The circumstances, under which Cundill may take a limited role in voting proxies, include the following.

         a) No Responsibility. Cundill will not vote proxies for accounts in which the Client contract specifies that Cundill will not vote. Under such circumstances, the Clients' custodians ("Custodians") are instructed to mail proxy material directly to such Clients.

         b) Limited Value. Cundill may abstain from voting a Client proxy if the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

         c) Unjustifiable Costs. Cundill may abstain from voting a Client proxy for cost reasons.

         d) Securities No Longer Held. The Adviser generally will not vote proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a Client.

         e) Securities Lending Arrangements. If voting securities are part of a securities lending program, Cundill may be unable to vote while the securities are on loan.

         f) Special Considerations. Cundill's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. In general, Cundill has full discretionary authority to exercise voting rights for Client accounts unless the Client has contractually reserved the obligation and right to vote proxies itself. If a Client requests in writing that Cundill vote its proxy in a manner inconsistent with these Policies and Procedures, Cundill may follow the Client's direction or may request that the Client vote the proxy directly.

         6) Sources of Information. Cundill may conduct research internally and/or use the resources of an independent research consultant. Cundill may also consider other materials, such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies, e.g. Fortune 500 companies and small cap companies.

         7) Availability of Policies and Procedures. Cundill will provide Clients with a copy of these Policies and Procedures, as revised from time to time, upon request. To obtain the most recent copy of our Proxy Voting Guidelines, please contact us at:

E-Mail:         invest@cundill.com

Phone:          (604) 601-8300

         8) Disclosure of Vote. A Client may obtain information on how its proxies were voted by requesting such information from Cundill. Cundill does not generally disclose Client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the Client. However, to the extent that Cundill acts as a sub adviser to another adviser to a Client's account, Cundill will be deemed to be authorized to provide such the Client's proxy voting information to the adviser.

Henderson Investment Management Limited
Proxy Voting Policies and Procedures

A.         Principles1

1.         Background

Henderson Investment Management Limited (HIML) believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML's approach to corporate governance, corporate responsibility and proxy voting.

2.         Corporate objective

The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.

3.         Corporate strategy

Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Shareholders should be given sufficient information about any such proposal, sufficiently early, to allow them to make an informed judgment and exercise their voting rights.

4.         Disclosure

Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on corporate governance arrangements and the company's management of corporate responsibility issues should be provided.2

5.         Voting rights

Companies' ordinary shares should provide one vote for each share. Companies should act to ensure the owners' rights to vote. All proposals that might materially affect shareholder value or shareholders' rights should be subject to shareholder approval. Each proposal should be presented separately to shareholders -- multiple proposals should not be combined in the same resolution at the Annual General Meeting (AGM).

1These Principles are based on the Organisation for Economic Co-operation and Development's Corporate Governance Principles and those of the International Corporate Governance Network.

2For further discussion of corporate responsibility see section 9.

6.         Boards of directors

The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

Companies should disclose upon appointment to the board and thereafter in each annual report or proxy statement information on the identities, core competences, professional or other backgrounds, factors affecting independence, and overall qualifications of board members and nominees so as to enable investors to assess the value they add to the company. Procedures for appointing directors should be transparent and reported to shareholders annually.

Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole. Accordingly, independent non-executives should comprise no fewer than three members and as much as a substantial majority.

Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

7.         Audit and internal control

Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

8.         Directors' and senior executive remuneration

Remuneration of directors or supervisory board members and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

9.         Corporate responsibility

9.1         Definition

HIML believes that good management of a range of responsibilities that companies have towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

  economic responsibilities to shareholders and to behave fairly and legally in the marketplace, towards consumers, suppliers and competitors;
  responsibilities to minimise and manage environmental impacts;
  responsibilities towards employees; and
  responsibilities to the wider community.

9.2         Corporate responsibility standards

Companies should adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,3 the UN Universal Declaration of Human Rights and the related covenants and conventions;4 International Labour Organisation conventions on labour standards;5 the OECD Guidelines for Multinational Enterprises;6 and the Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights.7

9.3         Disclosure on corporate responsibility

9.3.1         Annual Report

Companies should disclose in their Annual Report how they are managing key risks and opportunities linked to social, environmental and ethical issues.

9.3.2         Additional disclosures: Global Reporting Initiative

HIML wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period; and its capability in relation to the issues.

HIML believes the Global Reporting Initiative (GRI) is the leading global standard for voluntary corporate responsibility reporting.8 It has the support of a wide range of companies, non-governmental organisations, international agencies and national governments. The GRI approach is similar to that of many market-based corporate governance codes in that it sets out a range of issues and reporting indicators and asks companies to "comply or explain", making their own judgements as to the relevance of individual issues. Companies can thus adapt the approach to their own particular circumstances.

HIML commends the Global Reporting Initiative guidelines and encourages companies to work towards reporting in full accordance with them.

3www.unglobalcompact.org

4www.unhchr.ch/html/intlinst.htm.

5www.ilo.org/public/english/standards/norm/index.htm.

6www.oecd.org/pdf/M000015000/M00015419.pdf.

7Prepared by a working group of the UN Commission on Human Rights and available at:

www.unhchr.ch/Huridocda/Huridoca.nsf/0/13e40a9bc4e3be3fc1256912003c5797/$FILE/G0013866.pdf

8http://www.globalreporting.org/guidelines/2002.asp

B.         Proxy Voting Policies

In the light of the Principles elaborated above, HIML has adopted Proxy Voting Policies and Procedures. In addition, HIML has adopted country- and market-specific policies, which are not captured below. The Proxy Voting Policies are contained in the appendices to this document. With respect to non-U.S. and non-U.K. securities, the policies are set forth in the Global Proxy Voting Manual. In addition, the global policies are summarized below. With respect to U.K. securities, the policies are set forth in Henderson Global Investors' UK Activism Policy and Voting Policy. With respect to U.S. securities, the policies are set forth in the ISS Proxy Voting Guidelines Summary. The Proxy Voting Policies represent how HIML will generally vote on certain matters. However, in individual circumstances, HIML may override a specific policy as described below under Proxy Voting Procedures--Procedures.

Global Proxy Voting Guidelines

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or
  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  there are serious issues of conflicts and objectivity because of the provision of non audit-related services.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.
Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below what is required in a particular market unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  there are clear concerns about the past performance of the company or the board; or
  the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis based on market norms.

Vote AGAINST proposals to award stock options to nonexecutives in countries where such payment is not the norm.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Vote executive director compensation proposals on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.
Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights on a CASE-BY-CASE basis based on market norms.

Vote FOR issuance requests without preemptive on a CASE-BY-CASE basis based on market norms.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS HIML guidelines for the purpose being proposed; or
  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets HIML's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without pre-emptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets HIML's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.
Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

  the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
  the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

C.         Proxy Voting Procedures

1.         Responsibilities

The Head of SRI Engagement and Corporate Governance at Henderson GlobaL Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.

2.         Service providers

HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.

3.         Procedures

The procedure for casting proxy votes is as follows:

1.	Custodians notify ISS of forthcoming company meetings and send proxy materials.
2.	ISS notifies Henderson of meetings via its VoteX website.
3.	For U.S. and non-U.K. securities, ISS provides voting recommendations based on HIML's Proxy Voting Policies.
4.	For U.K. securities, HIML generally votes in accordance with the policies set forth in Appendix B hereto.
5.	The Henderson Head of SRI Engagement and Corporate Governance (Head of Corporate Governance) consults with other corporate governance staff, fund managers and analysts as appropriate.
6.

With respect to U.S. and other non-U.K. securities, the Head of Corporate Governance (or his designee) decides whether to accept or override the voting recommendations provided by ISS. With respect to U.K. securities, the Head of Corporate Governance (or his designee) determines whether to vote in accordance with HIMLs predetermined policies as described in Appendix B hereto.

7.

If the ISS recommendations are accepted, or predetermined HIML voting policies for U.K. securities are followed, voting instructions are sent to custodians via the VoteX website and executed by the custodians.

8.

If no predetermined HIML policy exists and no ISS recommendation is made, or if HIML determines not to follow a predetermined policy or an ISS recommendation with respect to an issue, the Proxy Committee of HIML evaluates whether there is an actual or potential conflict of interest that would affect HIML's ability to vote the proxy in the best interest of clients.

9.	The Proxy Committee reviews the issue and directs ISS how to vote the proxies through the VoteX website and voting instructions are executed by the custodians.

4.         Share blocking

In a number of markets in which the funds invest, shares must be suspended from trading ('blocked') for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.

5.         Conflicts of interest

For each director, officer and employee of HIML ("HIML person"), the interests of HIML's clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML's affiliates.

Accordingly, each HIML person must not put "personal benefit", whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance..

The following are examples of situations where a conflict may exist:

  Business Relationships -- where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;
  Personal Relationships -- where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;
  Familial Relationships -- where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and
  Fund Relationships -- HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).
It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy. A form of such certification is attached in Appendix D hereto.

In situations where no predetermined HIML policy exists and no ISS recommendation is made, or if HIML determines not to follow a predetermined policy or an ISS recommendation with respect to an issue, the Proxy Committee, as described below, will evaluate whether there is an actual or potential conflict of interest that would affect HIML's ability to vote the proxy in the best interests of clients.

Proxy Committee

The Proxy Committee shall have three members, the Chief Investment Officer, the Head of Corporate Governance and the Head of Compliance (or their respective designees). Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called when no predetermined HIML policy exists and no ISS recommendation is made, or if HIML determines not to follow a predetermined policy or an ISS recommendation with respect to an issue. Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The members the Proxy Committee shall be chose a chair of the Proxy Committee. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

The Proxy Committee shall review the report of the Head of Compliance as to whether any HIML person has reported a conflict of interest. The Head of Compliance, or his designee, shall confirm by a review of the personal holdings reports submitted by HIML persons whether any HIML persons in the aggregate own 1% or more of a party interested in the proxy process' equity securities and report such information to the Proxy Committee.

The Proxy Committee will review each item referred to it to determine if a conflict of interest exists and will produce a Conflicts Report for each referred item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) based on confirmations from the relevant portfolio managers discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an portfolio manager's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Committee will review the issue and direct ISS as to how to vote the proxies.

MACKENZIE FINANCIAL CORPORATION
IVY GLOBAL NATURAL RESOURCES FUND
SUMMARY - PROXY VOTING POLICIES AND PROCEDURES

Mackenzie Financial Corporation ("Mackenzie"), as investment advisor to the Ivy Global Natural Resources Fund (the "Fund"), has always been committed to the support of good corporate governance. As one of the funds managed by Mackenzie, the Fund follows the policies and procedures mandated by Mackenzie, a general description of which follows.

Mackenzie's objective is to vote the securities of companies for which we have proxy-voting authority in a manner most consistent with the long-term economic interest of fund investors. At Mackenzie, the portfolio manager is delegated the authority to vote proxies and any contentious proposals are brought to the attention of the Chief Investment Officer ("CIO"). The CIO reserves the final decision on all voting matters.

Summary of Proxy Voting Policies

         1. Boards of Directors

The Fund generally votes in favour of proposals that support the appointment of independent directors to an issuer Board or Audit Committee, as well as requirements that the Chair of the Board be separate from the office of the Chief Executive Officer. Generally, the Fund will not withhold its vote from a slate of directors because its composition does not fully comply with Mackenzie's guidelines, unless it believes that the composition of the Board and its operating procedures will adversely impact shareholder value.

         2. Stock Option Plans and Other Executive Compensation

All proxies related to executive compensation are voted on a case-by-case basis. Generally, the Fund will vote in favour of stock options and other forms of compensation that do not result in a potential dilution of more than 10% of the issued and outstanding shares, are granted under clearly defined and reasonable terms, are commensurate with the duties of plan participants, and are tied to the achievement of corporate objectives.

The Fund will generally not support the repricing of options, plans that give the Board broad discretion in setting the terms of the grant of options, or plans that authorize allocation of 20% or more of the available options to any individual in any single year.

         3. Shareholder Rights Plans

The Fund will generally vote in favour of shareholder rights plans designed to provide sufficient time to undertake a fair and complete shareholder value maximization process and does not merely seek to entrench management or deter a public bidding process. In addition, the Fund will generally support plans that promote the interests and equal treatment of all shareholders, and allows for periodic shareholder ratification.

         4. Shareholder Proposals

The Fund will evaluate and vote on shareholder proposals on a case-by-case basis. All proposals on financial matters will be given consideration. Generally, proposals that place arbitrary or artificial constraints on the company will not be supported.

         5. Social/Political Issues

As a mutual fund company, it is Mackenzie's fiduciary duty to put the economic interests of Fund investors ahead of any non-financial matters. However, actions of social responsibility by companies and their Boards can enhance long-term shareholder value. If relevant to their business, the Fund will generally vote for proposals urging responsible policies and practices.

Mackenzie does not intend to supplant the duties and responsibilities of regulatory bodies, or the laws of the jurisdictions in which the company operates.

Conflicts of Interest

Circumstances may occur where the Fund may have a potential conflict of interest relative to its proxy voting activities. Potential conflicts of interest could include business relationships with an issuer or proponent of a proxy proposal, or personal or familial relationships with proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

The portfolio manager and all other parties involved in the administration of the Fund are required to bring all potential conflicts of interest to the attention of Mackenzie's General Counsel ("General Counsel"), Chief Investment Officer ("CIO"), and Chief Compliance Officer ("CCO"). If the General Counsel, CIO and CCO determine that a conflict exists they will ensure that the proxy voting decision is based on Mackenzie's pre-determined proxy voting policies, and the best interests of the Fund.

TEMPLETON INVESTMENT COUNSEL, LLC
SUMMARY OF
PROXY VOTING POLICIES & PROCEDURES

Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

PROXY VOTING RECORD

         Information regarding how the proxies for the Funds were voted during the most recent 12-month period ended June 30, 2004, is available on the Funds' website, www.ivyfunds.com, and on the SEC's website at http://www.sec.gov.

CAPITALIZATION AND VOTING RIGHTS

         The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have currently authorized the following series, each of which represents a fund: Ivy Balanced Fund, Ivy Bond Fund, Ivy Cash Reserves Fund (as of June 16, 2003, Ivy Cash Reserves Fund is closed to new investments), Ivy Cundill Global Value Fund, Ivy Dividend Income Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Value Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, and Ivy Value Fund. The Trustees had also authorized the issuance of Class A, Class B, Class C and Class Y shares of each of these Funds (except Ivy Cash Reserves Fund does not offer Class Y shares). The Trustees have further authorized the issuance of the following classes, which are now closed to further investment: Advisor Class shares for Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, as well as Class I shares for, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund and Ivy International Value Fund. Under the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B, Class C. or Class Y shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent certified public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

     Minimum Initial and Subsequent Investments

         For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Ivy Family of Funds (and, for clients of Waddell & Reed, Inc. and Legend, a fund in the Waddell & Reed Advisors Family of Funds) or Waddell & Reed InvestEd Portfolios, Inc. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account or through a payroll deduction. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

         For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other eligible Class Y investors.

         Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IICO deems to be a desirable investment for each Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

Reduced Sales Charges (Applicable to Class A shares only)

     Account Grouping

         Large purchases of Class A shares are subject to lower sales charges. The schedule of breakpoints and reduced sales charges appears in the Prospectus and in the SAI in the section entitled Reasons for Differences in the Public Offering Price of Class A Shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories.

1.	Purchases by an individual for his or her own account;

2.	Purchases by that individual's spouse purchasing for his or her own account;

3.	Purchases by that individual or his or her spouse in their joint account;

4.	Purchases by that individual or his or her spouse for the account of their child under age 21;

5.	Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA) account;

6.

Purchases by that individual or his or her spouse for his or her individual retirement account (IRA), salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the Code), provided that such purchases are subject to a sales charge (See Net Asset Value Purchases), tax-sheltered annuity account (TSA) or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7.	Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

         For the foregoing categories, an individual's domestic partner may be treated as his or her spouse.

         Examples:

A.

Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

B.

H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

C.

H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

D.

X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. (If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.)

         All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:	H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:

H has established a Keogh plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

         All purchases of Class A shares made under a qualified employee benefit plan of an incorporated business will be grouped. (A qualified employee benefit plan is established pursuant to Section 401 of the Code.) All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. (An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer.) All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example:	Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

         All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in Account Grouping.

         Account grouping as described above is available under the following circumstances.

     Rights of Accumulation

         If Class A, Class B and/or Class C shares are held in any account and an additional purchase of Class A shares is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the NAV of the existing account (if a sales charge has been paid on those shares) as of the date the new purchase is accepted by IFDI for the purpose of determining the availability of a reduced sales charge.

Example:

H is a current Class A shareholder who invested in the Fund three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge as described in the Prospectus. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

         In order to be entitled to Rights of Accumulation, the purchaser must inform IFDI that the purchaser is entitled to a reduced charge and provide IFDI with the name and number of the existing account(s) with which the purchase may be combined.

     Letter of Intent

         The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from IFDI, the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge on Class A shares purchased. The 13-month period begins on the date that the first purchase made under the LOI is accepted by IFDI. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

         In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A, Class B and/or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included. Additionally, purchases of Class B and/or Class C shares made during the 13-month period will count toward the dollar amount specified in the LOI.

Example A:

H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a NAV as of the date the LOI is accepted by IFDI of $15,000; H's wife, W, has an account in her own name invested in another fund in the Ivy Funds Family which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

Example B:

H signs an LOI indicating his intent to invest a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. He currently has one account that has $15,000 in Class B shares, and another account that has $10,000 Class C shares. The current account value of these shares can be grouped for purposes of an LOI, and therefore H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000. Any purchases of Class A, Class B or Class C shares made after the LOI is signed are eligible for grouping for purposes of fulfilling the purchase requirements of Class A shares under the LOI.

         A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by IFDI and will set forth the dollar amount of shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

         The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to IFDI within 20 days of IFDI's request for payment.

         If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

         An LOI does not bind the purchaser to buy, or IFDI to sell, the shares covered by the LOI.

         The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

         LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

     Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

         Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Ivy Money Market Fund that were acquired by exchange of another Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Additionally, Class B and Class C shares held are taken into account.

         To obtain a reduced sales charge, clients of Waddell & Reed, Inc. may also combine purchases of Class A shares of any of the funds in the Waddell & Reed Advisors Family of Funds, except Class A shares of Waddell & Reed Advisors Cash Management, Inc. (unless acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares).

Net Asset Value Purchases of Class A Shares

         Class A shares of the Fund may be purchased at NAV by the Trustees and officers of the Fund or of any affiliated entity of IFDI, employees of IFDI or of any of its affiliates, financial advisors of IFDI and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Trustee, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Purchases of Class A shares in an IRA sponsored by IFDI or its affiliates established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from IFDI, or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by IFDI or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser. Employees of financial advisors of Waddell & Reed may purchase Class A shares at NAV.

         Minnesota Life Trustees and officers, Directors, or any affiliated entity of Minnesota Life, employees of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals may purchase Class A shares at NAV.

         Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

         Purchases of Class A shares by Friends of the Firm which include certain persons who have an existing relationship with IFDI or any of its affiliates may be made at NAV.

         Purchases of Class A shares for retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs.

         Direct Rollovers from the Waddell & Reed Advisors Retirement Plan may be made at NAV.

         Purchases of Class A shares may be made at NAV in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records.

         Purchases of Class A shares may be made at NAV in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and are segregated from any other retirement plan assets.

         Purchases of Class A shares by certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of the Funds may be made at NAV.

         Purchases through the Merrill Lynch Daily K Plan (the "Plan") may be made at NAV, provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program."

         Sales representatives, and their immediate family members, associated with unaffiliated third party broker/dealers with which IFDI has entered into selling agreements.

Reasons for Differences in the Public Offering Price of Class A Shares

         As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by IFDI. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

         If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Ivy Family of Funds and, for clients of Waddell & Reed, Inc. and Legend, any of the funds in Advisors Family of Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Prior to November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applied, that were redeemed under the Service were not subject to a CDSC provided the amount withdrawn did not exceed, annually, 24% of the account value. For shareholders who had established the Service prior to November 1, 2003, the 24% maximum continues to apply. Applicable forms to start the Service are available through WRSCO.

         The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. (For shareholders who had established the Service prior to November 1, 2003, the maximum amount of the withdrawal on an annual basis is equal to 24% of the value of your account.) As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

         To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Ivy Family of Funds and, for clients of Waddell & Reed, Inc. and Legend, any of the funds in Advisors Family of Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

         You can choose to have shares redeemed to receive:

         1. a monthly, quarterly, semiannual or annual payment of $50 or more;

         2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

         3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

         Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

         Retirement plan accounts may be subject to a fee imposed by the Plan Custodian for use of the Service.

         The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

         You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

         After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Group Systematic Investment Program

         Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Funds and IFDI do not themselves organize, offer or administer any such programs. However, depending upon the size of the program, the Funds or IFDI may waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs, such group systematic investment programs are not entitled to special tax benefits under the Code. The Funds reserve the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

         Class A shares of each Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

(i)

the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

(ii)

the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii)	the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

         Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

Exchanges for Shares of Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

         Class A Share Exchanges

         Once a sales charge has been paid on shares of a fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc., and, for clients of Waddell & Reed, Inc. or Legend, another fund in Waddell & Reed Advisors Family of Funds, these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for corresponding shares of another fund in Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed, Inc. or Legend, another fund in Waddell & Reed Advisors Family of Funds. The shares you exchange must be worth at least $100 or you must already own shares of a fund in Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. into which you want to exchange.

         Except where the special rules described below apply, you may exchange Class A shares you own in a Fund for Class A shares of another fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend, for Class A shares of a fund in Waddell & Reed Advisors Family of Funds, without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same as shares on which a sales charge was paid.

         Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class A shares of any other fund in Ivy Family of Funds (or into Class B or Class C shares of the Fund in certain situations), provided you already own Class A (or Class B or Class C, as applicable) shares of the fund. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Exchanges of shares of Ivy Money Market Fund ("money market fund shares") are subject to any sales charge applicable to the Ivy Fund being exchanged into, unless the money market shares were previously acquired by an exchange from Class A shares of a non money market fund upon which a sales charge has previously been paid.

         You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of any Fund in the Ivy Family of Funds if you meet the criteria for purchasing Class Y shares.

         Class B Share Exchanges

         You may exchange Class B shares of one Fund for Class B shares of another Fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc., and, for clients of Waddell & Reed, Inc. or Legend, for Class B shares of a fund in Waddell & Reed Advisors Family of Funds without charge.

         The redemption of the Fund's Class B shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

         You may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class B shares of the Fund or any other fund in the Ivy Family of Funds, provided you already own Class B shares of that fund and meet other criteria. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Class C Share Exchanges

         You may exchange Class C shares of one Fund for Class C shares of another Fund or Waddell & Reed InvestEd Portfolios, Inc., and for clients of Waddell & Reed, Inc. or Legend, for Class C shares of a fund in the Waddell & Reed Advisors Family of Funds without charge.

         The redemption of the Fund's Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

         You may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class C shares of the Fund or any other fund in the Ivy Family of Funds, provided you already own Class C shares of the fund and meet other criteria. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Class Y Share Exchanges

         Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund or for Class A shares of Ivy Money Market Fund, and, for clients of Waddell & Reed, Inc. or Legend, for Class Y shares of a fund within Waddell & Reed Advisors Family of Funds.

         General Exchange Information

         You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc. may be sold only within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico.

         The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Fund. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

         The Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, the Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder's exchange privilege.

         Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

Market Timing Policy

         The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or IFDI, thereby indirectly affecting the Fund's shareholders.

         Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund, such as Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in small cap companies, such as Ivy Small Cap Value Fund.

         To discourage market timing activities by investors, the Funds' Board of Trustees has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how it will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares. As an additional step, WRSCO reviews internal monthly reporting of a Fund's overall redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or IFDI will, for clients of Waddell & Reed (including those shareholders that do not utilize any financial intermediary), send a letter to the shareholder to state that we are suspending exchange privileges and will refuse to accept additional purchases in the account. For trading via the NSCC we will, if possible, place a trading block on our system at a dealer-branch level or, if that cannot be accomplished, we will contact the associated broker-dealers and request that they block further trading. The letter will inform the shareholder that he/she may request the reinstatement of exchange privileges and the ability to make additional investments, after a prescribed period of time. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

         A Fund seeks to apply its market timing policy consistently to all shareholders and prospective investors. Although the Funds, IFDI and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or that are difficult to identify when effected through omnibus accounts maintained by those intermediaries because the intermediary maintains the underlying shareholder account. Under these circumstances, the Fund cannot identify transactions by underlying investors. Accordingly, there can be no assurance that the Funds will be able to eliminate all market timing activities.

         Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Fund's and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or IFDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

         A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee

         To discourage the use of the Funds as a vehicle for excessive short-term trading, each of the international Funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange any class of shares of that Fund after holding the shares less than 30 days. Each of the non-international Funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange any class of shares of that Fund after holding the shares less than 5 days. This fee also applies to Class A shares purchased without a sales charge. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

         Each Fund's redemption fee will not be assessed against:

1.

certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Funds, sufficient information to impose a redemption fee on their customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in Strategic Portfolio Allocation (SPA), Managed Allocation Portfolios (MAP) and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service.

4.

shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Funds' behalf.

         In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

         Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Retirement Plans and Other Tax-Advantaged Savings Accounts

         Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, IFDI offers model or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of the Fund (or shares of certain other funds in the Ivy Family of Funds). The dollar limits specified below are for 2004 for Federal income tax purposes and may change for subsequent years.

         Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to the Annual Dollar Limit per year (provided the investor has not reached age 70 1/2). For the 2005 and 2006 tax years, the Annual Dollar Limit is $4,000. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for 2005 and $1,000 for 2006. For a married couple, the maximum annual contribution is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; and 2) their adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000 is not affected by his or her spouse's active participant status.

         An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code or a government plan under Section 457 of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by IFDI.

         Roth IRAs. Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels, may establish and contribute up to the Annual Dollar Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

         In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

         Coverdell Education Savings Accounts (formerly, Education IRAs). Although not technically for retirement savings, Coverdell Education Savings Accounts provide a vehicle for saving for a child's education. A Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2000 to a Coverdell Education Savings Account (or to each of multiple Coverdell Education Savings Accounts), provided that no more than $2000 may be contributed for any year to Coverdell Education Savings Accounts for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family).

         Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

         Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

         Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute up to 100% of his or her annual earned income, with a maximum of $42,000 for 2005.

         457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

         TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system, a church or certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

         Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $11,000 of compensation for 2004, which may be increased each year based on cost-of-living adjustments. An employee who has attained the age of 50 by the end of the year may also make a catch-up contribution of $2,000 for 2003.

         More detailed information about these arrangements and applicable forms are available from IFDI. These tax-advantaged savings plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

         The Prospectus gives information as to redemption procedures. Redemption payments are made within seven (7) days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Fund may be made in portfolio securities when the Board of Trustees determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

         The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five (45) days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of the Fund. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

         There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within forty-five (45) days after your redemption request was received. You can do this only once as to Class B and Class C shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

         The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Trustees may determine) is less than $500. The Board of Trustees has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted sixty (60) days to bring their accounts up to the minimum before this redemption is processed.

Determination of Offering Price

         The NAV of each class of the shares of the Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

         Class A shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to IFDI, the Fund's underwriter. The price makeup as of March 31, 2004, which is the date of the most recent balance sheet for the Funds incorporated into this SAI by reference, was as follows:

Ivy Balanced Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$13.35
Add: selling commission (5.75% of offering price)	0.81
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$14.16
====

Ivy Bond Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$10.83
Add: selling commission (5.75% of offering price)	0.66
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$11.49
====

Ivy Cundill Global Value Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$12.57
Add: selling commission (5.75% of offering price)	0.77
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$13.34
====

Ivy Dividend Income Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$11.07
Add: selling commission (5.75% of offering price)	0.68
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$11.75
====

Ivy European Opportunities Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$22.30
Add: selling commission (5.75% of offering price)	1.36
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$23.66
====

Ivy Global Natural Resources Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$17.63
Add: selling commission (5.75% of offering price)	1.08
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$18.71
====

Ivy International Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$21.34
Add: selling commission (5.75% of offering price)	1.30
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$22.64
====

Ivy International Balanced Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$13.07
Add: selling commission (5.75% of offering price)	0.80
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$13.87
====

Ivy International Value Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$10.14
Add: selling commission (5.75% of offering price)	0.62
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$10.76
====

Ivy Mortgage Securities Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$10.96
Add: selling commission (5.75% of offering price)	0.67
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$11.63
====

Ivy Pacific Opportunities Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$9.55
Add: selling commission (5.75% of offering price)	0.58
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$10.13
====

Ivy Real Estate Securities Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$16.99
Add: selling commission (5.75% of offering price)	1.04
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$18.03
====

Ivy Small Cap Value Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$16.68
Add: selling commission (5.75% of offering price)	1.02
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$17.70
====

Ivy Value Fund

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$14.54
Add: selling commission (5.75% of offering price)	0.89
-----
Maximum offering price per Class A share
(Class A NAV divided by 94.25%)	$15.43
====

         The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable Class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after IFDI, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

         IFDI need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

         The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

         The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.

         Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing purchase price or the asked price.

         When the Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

         Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

         Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Trust's Board of Trustees. They are accounted for in the same manner as exchange-listed puts.

TAXATION OF THE FUND

General

         The Fund intends to qualify for treatment as a regulated investment company (RIC) under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) that it distributes to its shareholders. To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Dividends and distributions declared by the Fund in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders in December even if the Fund pays them during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December falls.

         You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend or distribution, they will receive some portion of the purchase price back as a taxable dividend or distribution.

         The Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of the Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities

         Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If the Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

         Under Section 988 of the Code, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3)on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Financial Instruments and Foreign Currencies

         The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         Any income the Fund earns from writing options is treated as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

         Certain futures contracts, forward currency contracts and listed non-equity options (that is, certain listed options, such as those on a broad-based securities index) in which the Fund may invest will be Section 1256 contracts. Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund made, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

         Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Fund may invest. That section defines a straddle as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of its gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

         If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Corporate Zero Coupon and Payment-in-Kind Securities

         The Fund may acquire zero coupon or other corporate securities issued at a discount. As a holder of those securities, the Fund must include in its income the portion of the discount that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accreted discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

UNDERWRITER

         IFDI acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement entered into between IFDI and the Fund (the Distribution Agreement). The Distribution Agreement requires IFDI to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that IFDI also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. IFDI is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, IFDI pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

         The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal period ended March 31, 2004, and for the fiscal years ended December 31, 2003 and 2002 were as follows:

Fund	2004	2003	2002
Ivy Cundill Global Value Fund	$234,193	$183,095	$30,629
Ivy European Opportunities Fund	144,409	49,479	36,931
Ivy Global Natural Resources Fund	445,474	319,272	158,413
Ivy International Fund	8,613	7,894	24,474
Ivy International Value Fund	14,920	12,414	2,310
Ivy Pacific Opportunities Fund	119,868	56,295	1,902

         The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal period ended March 31, 2004, and for the fiscal period ended December 31, 2003 were as follows:

Fund	2004	2003
Ivy Dividend Income Fund	$69,842	$88,695

         The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal period from December 8, 2003 through March 31, 2004 were as follows:

Fund
Ivy Balanced Fund	$25,834
Ivy Bond Fund	14,226
Ivy International Balanced Fund	34,892
Ivy Mortgage Securities Fund	129,661
Ivy Real Estate Securities Fund	199,835
Ivy Small Cap Value Fund	82,356
Ivy Value Fund	17,579

          The aggregate dollar amounts of underwriting commissions for Class B shares for the fiscal period ended March 31, 2004, and for the fiscal years ended December 31, 2003 and 2002 were as follows:

Fund	2004	2003	2002
Ivy Cundill Global Value Fund	$4,523	$4,671	$170
Ivy European Opportunities Fund	20,349	60,163	147,525
Ivy Global Natural Resources Fund	16,666	30,671	22,876
Ivy International Fund	3,177	11,498	176,978
Ivy International Value Fund	3,187	18,920	103,233
Ivy Pacific Opportunities Fund	1,264	1,670	8,886

         The aggregate dollar amounts of underwriting commissions for Class B shares for the fiscal period ended March 31, 2004, and for the fiscal period ended December 31, 2003 were as follows:

Fund	2004	2003
Ivy Dividend Income Fund	$253	$56

         The aggregate dollar amounts of underwriting commissions for Class B shares for the fiscal period from December 8, 2003 through March 31, 2004 were as follows:

Fund
Ivy Balanced Fund	---
Ivy Bond Fund	---
Ivy International Balanced Fund	---
Ivy Mortgage Securities Fund	---
Ivy Real Estate Securities Fund	$246
Ivy Small Cap Value Fund	101
Ivy Value Fund	---

          The aggregate dollar amounts of underwriting commissions for Class C shares for the fiscal period ended March 31, 2004, and for the fiscal years ended December 31, 2003 and 2002 were as follows:

Fund	2004	2003	2002
Ivy Cundill Global Value Fund	$831	$1,909	$56
Ivy European Opportunities Fund	9,948	4,022	5,021
Ivy Global Natural Resources Fund	5,157	4,570	17,068
Ivy International Fund	122	21,271	14,868
Ivy International Value Fund	57	11,783	1,565
Ivy Pacific Opportunities Fund	1,331	6	2

         The aggregate dollar amounts of underwriting commissions for Class C shares for the fiscal period ended March 31, 2004, and for the fiscal period ended December 31, 2003 were as follows:

Fund	2004	2003
Ivy Dividend Income Fund	$287	$1

         The aggregate dollar amounts of underwriting commissions for Class C shares for the fiscal period from December 8, 2003 through March 31, 2004 were as follows:

Fund
Ivy Balanced Fund	---
Ivy Bond Fund	$2
Ivy International Balanced Fund	---
Ivy Mortgage Securities Fund	---
Ivy Real Estate Securities Fund	255
Ivy Small Cap Value Fund	91
Ivy Value Fund	---

         The dollar amount of commissions of each Fund retained by IFDI for the fiscal period ended March 31, 2004, and for the fiscal years ended December 31, 2003 and 2002 were as follows:

Fund	2004	2003	2002
Ivy Cundill Global Value Fund	---	---	$4,568
Ivy European Opportunities Fund	---	---	5,484
Ivy Global Natural Resources Fund	---	---	23,194
Ivy International Fund	---	$21,493	8,489
Ivy International Value Fund	---	11,359	377
Ivy Pacific Opportunities Fund	---	30,286	287

         The dollar amount of commissions of each Fund retained by IFDI for the fiscal period ended March 31, 2004, and for the fiscal period ended December 31, 2003 were as follows:

Fund	2004	2003
Ivy Dividend Income Fund	---	$18,928

         The dollar amount of commissions of each Fund retained by IFDI for the fiscal period from December 8, 2003 through March 31, 2004 were as follows:

Fund
Ivy Balanced Fund	---
Ivy Bond Fund	---
Ivy International Balanced Fund	---
Ivy Mortgage Securities Fund	---
Ivy Real Estate Securities Fund	---
Ivy Small Cap Value Fund	---
Ivy Value Fund	---

FINANCIAL STATEMENTS

         The Financial Statements, including notes thereto, for the fiscal period ended March 31, 2004 are incorporated herein by reference. They are contained in the Funds' Annual Report to Shareholders, dated March 31, 2004, which is available upon request.

Ivy Cash Reserves Fund

Supplement dated May 6, 2005
to the
Statement of Additional Information dated April 30, 2005

The Table of Contents is supplemented to add the section "Portfolio Manager" before the section entitled "Brokerage Allocation and Other Practices."

The following is disclosure regarding the Portfolio Manager:

         Portfolio Manager

         The following table provides information relating the accounts managed by the Fund's portfolio manager, Mira Stevovich, as of December 31, 2004:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$760.8	0	0
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. IICO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. IICO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to IICO's adopted Allocation Procedures.

         IICO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

         Integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. (WDR) that rewards teamwork. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and d) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by IICO.

         Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is their percentile ranking against the performance of managers of the same investment style at other firms. The secondary benchmark is an index of securities matched to the same investment style. Half of their bonuses are based upon a three-year period and half is based upon a one year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by WRIMCO and/or IICO, with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in Waddell & Reed and/or Ivy mutual funds, the WDR's 401(k) plan offers Waddell & Reed and/or Ivy mutual funds as investment options. No bonus compensation is based upon the amount of the mutual fund assets under management.

Ownership of Securities

         As of December 31, 2004, the dollar range of shares of the Ivy Cash Reserves beneficially owned by Ms. Stevovich is $0. The dollar range of shares in the Funds in the Fund Complex beneficially owned by Ms. Stevovich is $50,001 to $100,000.

         A portion of the portfolio manager's compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of December 31, 2004, the dollar range of shares of Ivy Cash Reserves Fund deemed owned by Ms. Stevovich is $0. The dollar range of shares in the Funds in the Fund Complex deemed owned by Ms. Stevovich is $10,001 to $50,000.

IVY CASH RESERVES FUND
a Series of

IVY FUNDS

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
800-777-6472

April 30, 2005

STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information (the SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus of Ivy Cash Reserves Fund (Fund), dated April 30, 2005 (Prospectus), which may be obtained from the Fund or its underwriter, Ivy Funds Distributor, Inc. (IFDI), at the address or telephone number shown above.

         The Financial Statements, including notes thereto, are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated March 31, 2004, and its Semiannual Report to Shareholders, dated September 30, 2004, each of which may also be obtained from the Fund or IFDI at the address or telephone number above.

TABLE OF CONTENTS

Fund History
The Fund, Its Investments, Related Risks and Limitations
Management of the Fund
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Proxy Voting Policy
Capitalization and Voting Rights
Purchase, Redemption and Pricing of Shares
Taxation of the Fund
Underwriter
Financial Statements
Appendix A

FUND HISTORY

         Ivy Funds (Trust) was organized as a Massachusetts business trust on December 21, 1983. Prior to July 23, 2003, the Trust was known as Ivy Fund. Ivy Funds, an open-end, diversified management investment company, is comprised of fifteen separate, diversified portfolios. This SAI contains information about one of those portfolios, Ivy Cash Reserves Fund (Fund).

THE FUND, ITS INVESTMENTS, RELATED RISKS AND LIMITATIONS

         The Fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

         This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Ivy Investment Management Company (IICO) (formerly, Waddell & Reed Ivy Investment Company), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's objectives. A summary of the risks associated with these instrument types and investment practices is included as well.

         IICO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. IICO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its objectives. See Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, policies.

         As a money market fund and in order for the Fund to use the amortized cost method of valuing its portfolio securities, the Fund must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (the 1940 Act). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organizations(s) (NRSRO(s)) or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. government securities) to no more than 5% of the Fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 5% of the Fund's total assets, with investment in such securities of any one issuer being limited to the greater of 1% of the Fund's total assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days. See further discussion under Determination of Offering Price.

         (1) U.S. Government Obligations: Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

         U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, the Federal National Mortgage Association (Fannie Mae), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (Ginnie Mae), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (Freddie Mac), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

         Securities issued or guaranteed by U.S. government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of agencies and instrumentalities only if IICO is satisfied that the credit risk involved is minimal. The Fund intends to invest in U.S. government securities when there is a limited availability of other obligations and instruments.

         (2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation; in this SAI, a bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Trustees or IICO to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

         (3) Commercial Paper Obligations Including Variable Rate Master Demand Notes: Commercial paper rated A-1 or A-2 by Standard & Poor's (S&P), or Prime-1 or Prime-2 by Moody's or, if not rated, of comparable quality and issued by a corporation in whose debt obligations the Fund may invest (see 4 below). S&P and Moody's are among the NRSRO's under Rule 2a-7. See Appendix A for a description of some of these ratings. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional lender.

         (4) Corporate Debt Obligations: Corporate debt obligations if they are rated at least A by S&P or Moody's. See Appendix A for a description of some of these debt ratings.

         (5) Canadian Government Obligations: Obligations of, or guaranteed by, the government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that government or any Province; however, the Fund may not invest in Canadian government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements of Rule 2a-7. The Fund may not invest in Canadian government obligations if they are denominated in Canadian dollars. See Determination of Offering Price.

         (6) Certain Other Obligations: Obligations other than those listed in 1 through 5 (such as municipal obligations) above only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the Fund may invest (see 2 above) or a corporation in whose commercial paper the Fund may invest (see 3 above) and otherwise permissible under Rule 2a-7.

         The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Specific Securities and Investment Practices

   Borrowing

         The Fund may borrow money, but only from banks and for temporary, emergency or extraordinary purposes. If the Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

   Foreign Obligations and Instruments

         Subject to the diversification requirements applicable to the Fund under Rule 2a-7, the Fund may invest up to 10% of its total assets in Canadian government obligations and may also invest in foreign bank obligations, obligations of foreign branches of domestic banks, obligations guaranteed by a bank or a corporation in whose obligations the Fund may invest and commercial paper of an approved foreign issuer. Each of these obligations must be U.S. dollar denominated. Although there is no fundamental policy limiting the Fund's investment in foreign obligations and instruments, it does not intend to invest more than 25% of its total assets in a combination of these obligations. Investments in obligations of domestic branches of foreign banks will not be considered to be foreign securities if IICO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal and state chartered or domestic banks doing business in the same jurisdiction.

         Purchasing these securities presents special considerations: reduction of income by foreign taxes; changes in currency rates and controls (e.g., currency blockage); lack of public information; lack of uniform accounting, auditing and financial reporting standards; less volume on foreign exchanges; less liquidity; greater volatility; less regulation of issuers, exchanges and brokers; greater difficulties in commencing lawsuits; possibilities in some countries of expropriation, confiscatory taxation, social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. Uncertificated foreign securities will be purchased only if permissible under the custodianship provisions of the 1940 Act.

   Illiquid Investments

         Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1) (2) (3) (4)	repurchase agreements not terminable within seven days;

fixed time deposits subject to withdrawal penalties other than overnight deposits;

securities for which market quotations are not readily available; and

restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Trustees
       .

         However, illiquid investments do not include any obligations payable at principal amount plus accrued interest on demand or within seven days after demand.

         If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

   Indexed Securities

         Subject to the requirements of Rule 2a-7, the Fund may purchase securities the values of which varies in relation to the value of financial indicators such as other securities, securities indices or interest rates, as long as the indexed securities are U.S. dollar denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified index value increases, or their maturity value may decline when the index increases. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

   Lending Securities

         Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under the Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by IICO.

         Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash and/or U.S. government obligations, at least equal in value to the market value of the securities lent on each day the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

         There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for both types of collateral. The second method is to receive interest on the investment of the cash collateral or to receive interest on the U.S. government obligations used as collateral. Part of the interest received in either case may be shared with the borrower.

         The Fund will make loans only under rules of the New York Stock Exchange (the NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

         Some, but not all, of the Fund's rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to how the Fund may invest cash collateral.

         There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

   Mortgage-Backed and Asset-Backed Securities

         Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

         The U.S. government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

         The Fund may invest in mortgage-backed securities as long as IICO determines that it is consistent with the Fund's goal and investment policies and subject to the requirements of Rule 2a-7. The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if IICO determines they are consistent with the Fund's goals and investment policies.

         The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

         Timely payment of principal and interest on pass-through securities of Ginnie Mae (but not those of Freddie Mac or Fannie Mae) is guaranteed by the full faith and credit of the United States. This is not a guarantee against market decline of the value of these securities or shares of the Fund. It is possible that the availability and marketability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

         Stripped Mortgage-Backed Securities. The Fund may invest in stripped securities as long as IICO determines that it is consistent with the Fund's goal and investment policies and subject to the requirements of Rule 2a-7. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

         For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

         The Fund has not in the past invested and has no present intention to invest in these types of securities.

         Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets securing the debt are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

         Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

         The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

   Repurchase Agreements

         The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

         The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by IICO.

   Restricted Securities

         Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be resold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act), or in a registered public offering. For example, the Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(2) (Section 4(2) paper) of the 1933 Act. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.

         Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Section 4(2) paper, may be determined to be liquid in accordance with guidelines adopted by the Board of Trustees. See Illiquid Investments.

         These restricted securities will be valued in the same manner that other commercial paper held by the Fund is valued. See Portfolio Valuation. The Fund does not anticipate adjusting for any diminution in value of these securities on account of their restrictive feature if there exists an active market which creates liquidity and actual market quotations for these restricted securities are available. In the event that there should cease to be an active market for these securities or actual market quotations become unavailable, they will be valued at fair value as determined in good faith by the Board of Trustees.

   Variable or Floating Rate Instruments

         Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

   When-Issued and Delayed-Delivery Transactions

         The Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining the Fund's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

         Ordinarily the Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the settlement date), the Fund could sell the securities if IICO decides it is advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

Investment Restrictions and Limitations

         The Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high-quality, short-term securities. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares, although the Trustees may make non-material changes in the Fund's objectives without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Except for the Fund's investment objective and those investment restrictions specifically identified as fundamental, all investment policies and practices described in the Prospectus and in this SAI are not fundamental and therefore may be changed by the Trustees without shareholder approval.

    Fundamental Investment Restrictions and Limitations

(1)

The Fund may not invest more than 5% of its total assets in the securities of any one issuer; provided, however, the Fund may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after purchase. This limitation shall not apply to U.S. Government securities. Further, the Fund will not invest more than the greater of 1% of its total assets or one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities that are Second Tier Securities when acquired by the Fund. As a fundamental policy, the Fund may not borrow money, except for temporary purposes, and then only in an amount not exceeding 10% of the value of the Fund's total assets.

(2)	The Fund has elected to be classified as a diversified series of an open-end investment company.

(3)	The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4)

The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(5)

The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(6)

The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(7)

The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(8)

The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(9)

The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, although the Fund may concentrate its investments in instruments issued by domestic banks in accordance with its Prospectus and applicable law.

    Non-Fundamental Investment Restrictions and Limitations

         The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(1)	invest in oil, gas or other mineral leases or exploration or development programs;

(2)	invest more than 5% of the value of its total assets in the securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years;

(3)

purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments (illiquid investments include restricted securities not determined to be liquid pursuant to guidelines adopted by the Board of Trustees);

(4)	engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(5)	invest in companies for the purpose of exercising control of management;

(6)

invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(7)

borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(8)	purchase securities on margin;

(9)	sell securities short;

(10)

purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or

(11)	purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

         Under the 1940 Act, the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) as prohibiting investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

         An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

         In general, the Fund purchases investments with the expectation of holding them to maturity. However, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. The Fund may also sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer. The Fund has high portfolio turnover due to the short maturities of its investments, but this should not affect its NAV or income, as brokerage commissions are not usually paid on the investments which the Fund makes. In the usual calculation of portfolio turnover, securities of the type in which the Fund invests are excluded. Consequently, the high turnover which it will have is not comparable to the turnover rates of most investment companies.

Portfolio Valuation

         Under Rule 2a-7, the Fund is permitted to use the amortized cost method for valuing its portfolio securities provided it meets certain conditions. See Purchase, Redemption and Pricing of Shares. As a general matter, the primary conditions imposed under Rule 2a-7 relating to the Fund's portfolio investments are that the Fund must (1) not maintain a dollar-weighted average portfolio maturity in excess of 90 days, (2) limit its investments, including repurchase agreements, to those instruments which are U.S. dollar denominated and which IICO, pursuant to guidelines established by the Fund's Board of Trustees, determines present minimal credit risks and which are rated in one of the two highest rating categories by the NRSRO(s), as defined in Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Fund's Board of Trustees, (3) limit its investments in the securities of any one issuer (except U.S. government securities) to no more than 5% of its assets, (4) limit its investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to no more than 5% of its assets, (5) limit its investments in the securities of any one issuer which are rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to the greater of 1% of its assets or $1,000,000, and (6) limit its investments to securities with a remaining maturity of not more than 397 days. Rule 2a-7 sets forth the method by which the maturity of a security is determined.

Disclosure of Portfolio Holdings

         The Funds have adopted policies and procedures intended to prevent unauthorized disclosure of Fund portfolio holdings information (Policy). The Policy permits disclosure of non-public portfolio holdings to selected parties only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

   Publicly Available Portfolio Holdings

         A Fund's portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Ivy Funds website, www.ivyfunds.com. This information may be a Fund's complete portfolio holdings disclosed in the Fund's semi-annual or annual reports and filed with the SEC on Form N-CSR or in the Fund's first and third quarter reports and filed with the SEC on Form N-Q. This information may also be a partial listing, such as a Fund's top ten portfolio holdings posted on the Ivy Funds website (approximately 30 days after quarter-end).

   Non-Public Portfolio Holdings

         The Policy allows the disclosure of a Fund's non-public portfolio holdings for a Fund's legitimate business purposes, subject to certain conditions, to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

         The Fund's Treasurer or his designee may provide a Fund's non-public portfolio holdings to a rating and ranking organization (e.g., Lipper, Morningstar, etc.), on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

         A service provider or other third party that receives information about a Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

         A Fund's partial or complete portfolio holdings may be disclosed as frequently as monthly, to certain other persons (recipients), including broker/dealers, current and prospective shareholders of the Fund and current and prospective clients of IICO (or its affiliate), provided that:

  The recipient requests such information from IICO (or its affiliate);

  The individual receiving the request, in conjunction with the Fund's Chief Compliance Officer (CCO), determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient;

  The individual receiving the request obtains prior approval from the Legal Department;

  The recipient signs a confidentiality agreement that provides that the non-public portfolio holdings: (a) will be kept confidential; (b) may not be used to trade in any such portfolio holding that has not been made publicly available nor to purchase or redeem shares of any Fund holding such security; and (c) may not be disseminated or used for any purpose other than the purpose referenced in the confidentiality agreement; and

  No compensation is received by the Funds, the Investment Adviser or any other party in connection with the disclosure of information about portfolio securities.

         The Policy provides that attribution reports containing only sector and/or industry breakdown for a Fund can be released without a confidentiality agreement and without regard to any time constraints.

         In determining whether there is a legitimate business purpose for making disclosure of a Fund's non-public portfolio holdings information, the Fund's CCO will typically consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or Waddell & Reed or its affiliates. The Policy is subject to periodic review by the Fund's Board of Trustees. As part of the annual review of the Fund's compliance policies and procedures, the Fund's CCO will report to the Board of Trustees regarding the operation and effectiveness of the Policy, including as to any changes to the Policy that have been made or recommendations for future changes to the Policy.

         The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about a Fund's portfolio securities holdings.

Custodian, Auditors and Service Providers
UMB Bank, n.a.
Citigroup Global Transaction Services
Deloitte & Touche LLP
Ivy Investment Management Company
Waddell & Reed Services Company
Ivy Funds Distributor, Inc.

         Pursuant to a custodian contract, each Fund has selected UMB Bank as custodian for its securities and cash. As custodian, UMB Bank maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by the custodian. The Fund's sub-custodian serves a similar function for foreign securities.

Rating, Ranking and Research entities
Bloomberg
Lipper
Morningstar
Standard and Poors
Thompson Financial
Vickers
Wiesenberger
Ibbotson
Vestek

         Each Fund may send its complete portfolio holdings information to one or more of the rating, ranking and /or research agencies listed above for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.

         The Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund. No compensation is received by any Fund, IICO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

         The Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE FUND

Trustees and Officers

         The Trust is governed by the Board of Trustees (Board). A majority of the Board members are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Independent Trustees. The Board elects the officers who are responsible for administering the Funds' day-to-day operations. The members of the Board are also Directors for, and similarly oversee the operations of, each of the 13 funds in the Ivy Funds, Inc., which, together with the 15 funds in the Trust, comprise the Ivy Family of Funds. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (21 funds), W&R Target Funds, Inc. (20 funds) and Waddell & Reed InvestEd Portfolios, Inc. (three funds). Eleanor B. Schwartz, Joseph Harroz, Jr. and Henry J. Herrmann also oversee all of the funds in the Advisors Fund Complex.

         Subject to the Funds' Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board and general oversight by the Board.

   Independent Trustees

         The following table provides information regarding each Independent Trustee.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Trustee	Trust: 2002 Fund Complex: 2002	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); President of Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present)	28	Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 Age: 54	Trustee	Trust: 2002 Fund Complex: 2002	Secretary of Streetman Homes, LLP (homebuilding company) (2001 to present); Chief Executive Officer (CEO) of PacPizza LLC (Pizza Hut franchise) (2000 to 2004); President of Alien, Inc. (real estate development) (1997 to 2001)	28	Director of Collins Financial Services, a debt recovery company
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 37	Trustee	Trust: 2002 Fund Complex: 1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise (1998 to present)	72	Director of Advisors Fund Complex
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 52	Trustee	Trust: 2002 Fund Complex: 2002	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Member/Manager, Castle Valley Ranches, LLC (ranching) (1995 to present)	28	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Trustee	Trust: 2002 Fund Complex: 1995	Professor Emeritus since 2003; Professor of Business Administration, University of Missouri at Kansas City, 1980 to 2003	72	Director of Advisors Fund Complex
Michael G. Smith 920 York Road Suite 350 Hinsdale IL 60521 Age:60	Trustee	Trust: 2002 Fund Complex: 2002	Retired	28	Director, Executive Board, Cox Business School, Southern Methodist University; Director, Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (29 portfolios overseen)
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 Age: 61	Trustee	Trust: 1999 Fund Complex: 2002	Retired; CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004); CEO and Director of JBE Technology Group, Inc. (telecommunications services) (2001 to 2003); CEO and Director of Global Mutual Fund Services (1993 to 2000); CEO and Director of Global Technology Management, Inc. (software and services) (1992 to 2000)	28	Director of Hansberger Institutional Funds (2 portfolios overseen)

    Interested Trustees

         The following Trustees are "interested" by virtue of their engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Funds' investment manager, Ivy Investment Management Company (IICO), the Funds' principal underwriter, Ivy Funds Distributor, Inc. (IFDI), and the Funds' accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TRUSTEE/OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 62	President Trustee	Trust: 2002 Fund Complex: 2001 Trust: 2002 Fund Complex: 1998	President, Chief Investment Officer and Director of WDR (1998 to present); formerly, Treasurer of WDR (1998 to 1999); Director of Waddell & Reed; President and CEO and Director of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, CEO and Director of IICO (2002 to present); President and Director/Trustee of each of the funds in the Fund Complex	72	Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

    Officers

         The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust's officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard 6300 Lamar Avenue Overland Park KS 66202 Age: 62	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2002 2002 2002 2002	1987 1976 1976 2002

Senior Vice President of WRSCO (2001 to present); Vice President (1987 to present), Treasurer and Principal Accounting Officer (1976 to present), and Principal Financial Officer (2002 to present) of each of the funds in the Fund Complex; formerly, Vice President of WRSCO (1988 to 2001)

Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 37	Vice President Secretary Associate General Counsel	2002 2002 2002	2000 2000 2000

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); formerly, Assistant Secretary of funds in the Fund Complex (1998 to 2000); formerly, Compliance Officer of WRIMCO (1998 to 2000)

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 39	Vice President General Counsel Assistant Secretary	2002 2002 2002	2000 2000 2000

Senior Vice President, Secretary and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President, Assistant Secretary and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present); formerly, Assistant Secretary of WDR (1998 to 2000)

Scott J. Schneider 6300 Lamar Avenue Overland Park KS 66202 Age: 36	Chief Compliance Officer	2004	2004	Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)

    Committees of the Board of Trustees

         Audit Committee. The Audit Committee assists the Board in fulfilling its responsibilities to shareholders of the Fund relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Audit Committee consists of Michael G. Smith, Jarold W. Boettcher and Glendon E. Johnson, Jr. During the fiscal period ended March 31, 2004, the Audit Committee met once.

         Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on the Board, and except as otherwise prohibited by law. The Executive Committee consists of ______________, Henry J. Herrmann and Edward M. Tighe. During the fiscal period ended March 31, 2004, Executive Committee did not meet.

         Governance Committee. The Governance Committee considers the responsibilities and actions of the Board of Trustees. The Governance Committee will consider nominees for Trustee recommended by Shareholders. Shareholders should direct the names of candidates they wish to be considered, along with any supporting information, to the Trust's Governance Committee, in care of the Trust's Secretary, at the address of the Trust listed on the front page of this SAI. The Governance Committee consists of Joseph Harroz, Jr., Eleanor B. Schwartz and James D. Gressett. During the fiscal period ended March 31, 2004, the Governance Committee met once.

         Valuation Committee. The Valuation Committee considers the valuation of portfolio securities which may be difficult to price. The Valuation Committee consists of ____________ and Henry J. Herrmann. During the fiscal period ended March 31, 2004, the Valuation Committee acted seven times.

         Ownership of Fund Shares
          (as of December 31, 2004)

         The following tables provide information regarding shares of the Funds owned by each Trustee, as well as the aggregate dollar range of shares owned, by each Trustee, within the Ivy Family of Funds.

         Independent Trustees

Trustee	Dollar Range of Shares Owned: Ivy Cash Reserves Fund	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Ivy Family of Funds
Jarold W. Boettcher	$0	over $100,000
James D. Gressett	$0	$0
Joseph Harroz, Jr.	$0	$0
Glendon E. Johnson, Jr.	$0	over $100,000
Eleanor B. Schwartz	$0	$0
Michael G. Smith	$0	over $100,000
Edward M. Tighe	$1 to $10,000	$50,001 to $100,000

         Interested Trustees

Trustee	Dollar Range of Shares Owned: Ivy Cash Reserves Fund	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Ivy Family of Funds
Henry J. Herrmann	$0	$0

The following independent Trustees have each deferred a portion of their annual compensation, and the deferred amounts are deemed invested in shares of funds within the Ivy Family of Funds. The values of these deferred accounts are:

Trustee	Dollar Range of Shares Deemed Owned: Ivy Cash Reserves Fund	Aggregate Dollar Range of Fund Shares Deemed Owned in All Funds within the Ivy Family of Funds
James D. Gressett	$0	$50,001 to $100,000
Joseph Harroz, Jr.	$0	$10,001 to $50,000
Michael G. Smith	$0	$50,001 to $100,000
Edward M. Tighe	$0	$50,001 to $100,000

    Compensation

         For the fiscal year ended March 31, 2004, the Trustees received the following fees for service as a trustee of the Trust:

COMPENSATION TABLE

		Total
	Aggregate	Compensation
	Compensation	From Fund
	From	and Ivy Family
	Fund	of Funds[1]
--------	------------	------------
Independent Trustees
Jarold W. Boettcher	$9,546	$33,000
James D. Gressett	9,546	33,000[2]
Joseph Harroz, Jr.	9,546	33,000[2]
Glendon E. Johnson, Jr.	9,546	33,000
Eleanor B. Schwartz	9,546	33,000
Michael G. Smith	9,546	33,000[2]
Edward M. Tighe	9,546	33,000[2]

Interested Trustees
Henry J. Herrmann	$ 0	$ 0

1No pension or retirement benefits have been accrued as a part of Fund expenses.

[2]The total amount of deferred compensation included in this amount is as follows:

James D. Gressett	$33,000
Joseph Harroz, Jr.	16,500
Michael G. Smith	33,000
Edward M. Tighe	33,000

         The officers as well as Mr. Herrmann are paid by IICO or its affiliates.

         The Board has created an honorary position of Trustee Emeritus, whereby an incumbent Trustee who has attained the age of 75 must resign his or her position as Trustee and, unless he or she elects otherwise, will serve as Trustee Emeritus provided the Trustee has served as a Trustee of the Trust for at least five years which need not have been consecutive. For three years following the date of retirement, a Trustee Emeritus will receive fees in recognition of his or her past services equal to the annual retainer he or she was receiving at the time of his or her resignation as a Trustee, whether or not services are rendered in his or her capacity as Trustee Emeritus, but he or she has no authority or responsibility with respect to the management of the Trust.

 Code of Ethics

         The Fund, IICO and IFDI have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following table sets forth information with respect to the Fund, as of March 31, 2005, regarding the beneficial ownership of Fund shares.

		Shares owned
Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
-------------------	-----	------------	-------
Fiduciary Trust Co NH Cust	Class C	12,711	14.24%
IRA Rollover
FBO Woodrow Bowman
West Caldwell NJ

Fiduciary Trust Co NH Cust	Class C	5,544	6.21%
FBO Allison Brower Roth IRA
Dumont NJ

Fiduciary Trust Co NH Cust	Class C	4,539	5.08%
IRA
FBO Dolores G Burns
Manchester NJ

Fiduciary Trust Co NH Cust	Class C	7,003	7.84%
Thomas R Chletsos IRA
Montclair NJ

Dorothy V Hosonitz	Class C	5,922	6.63%
Clark NJ

Catherine Kawula	Class C	13,661	15.30%
Lecanto FL

MOE Distributors Inc	Class B	67,583	5.07%
Prof Sharing Retirement Plan
55 Abbett Ave
Morristown NJ

Pershing LLC	Class C	11,455	12.83%
P O Box 2052
Jersey City NJ

Richard B Rauh &	Class A	271,400	6.15%
Lisa W Rauh Jt Ten
Princeton MA

Julian L Siegel	Class A	357,440	8.10%
Lexington MA

         As of March 31, 2005, all of the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

 INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

         Ivy Investment Management Company (IICO), until March 7, 2005 known as Waddell & Reed Ivy Investment Company, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, KS 66201-9217, provides business management services and investment advisory services to the Funds in the Trust. IICO is an SEC registered investment advisor with approximately $5.34 billion in assets under management as of December 31, 2004.

         Until December 31, 2002, Ivy Management, Inc. (IMI) provided business management services to the Funds and investment advisory services to all Funds in the Trust other than Ivy Global Natural Resources Fund. On December 31, 2002, IMI, an indirect wholly owned subsidiary of Waddell & Reed Financial, Inc. (Waddell & Reed) and a wholly owned subsidiary of Ivy Acquisition Corporation (IAC), merged with and into IAC, a wholly owned subsidiary of Waddell & Reed. Upon effectiveness of the merger, IAC changed its name to Waddell & Reed Ivy Investment Company (WRIICO).

         Effective December 31, 2002, WRIICO assumed all of IMI's duties with respect to the Funds and began providing business management services to the Funds and investment advisory services to all Funds other than Ivy Global Natural Resources Fund. The terms and conditions of the agreements under which IICO provides those services to the Funds are exactly the same as the terms and conditions of the agreements in effect prior to December 31, 2002 between the Funds and IMI.

         During the fiscal years ended December 31, 2001, 2002 and 2003, and the period ended March 31, 2004, Ivy Cash Reserves Fund paid IICO or its predecessor fees of $92,906, $81,621, $60,726 and $9,052, respectively. During the same periods, IICO or its predecessor reimbursed Fund expenses in the amounts of $168,669, $173,624, $142,882 and $34,555, respectively.

         Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IICO; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

         IICO currently limits the Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 1.25% (0.85% for the two years prior to December 31, 2004) of the Fund's average net assets, which may lower the Fund's expenses and increase its yield until December 31, 2011.

         The Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), on 60 days' written notice to IICO, or by IICO on 60 days' written notice to the Trust. The Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Approval of Advisory Contract

         At a meeting of the Board of Trustees held on August 25, 2004, called in part for the purpose of voting on the approval of the continuation of the existing Master Business Management and Investment Advisory Agreement between IICO and the Trust on behalf of Ivy Cash Reserves Fund (the Master Business Management and Investment Advisory Agreement, or Advisory Agreement), the continuation of the Advisory Agreement was approved through September 30, 2005 by the unanimous vote of the Trustees, including the "non-interested" Trustees of the Trust voting separately. In continuing the Fund's Advisory Agreement, the Trustees requested and considered a wide range of information provided by IICO and certain of its affiliates. Among other things, the Trustees considered information about:

  IICO and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment philosophy and process;
  the terms of the Advisory Agreement;
  the scope, nature and quality of the services that IICO provides to the Fund;
  the historical investment performance of the Fund over various periods on both an absolute basis and within certain categories of mutual funds compiled by third parties;
  the advisory fee rates payable to IICO by the Fund, any contractual or voluntary expense waiver or reimbursement arrangements and the total expense ratio of Funds in Ivy Funds and of funds that are part of fund families managed by other advisers;
  compensation payable by the Fund to affiliates of IICO for other services;
  the profitability to IICO and its affiliates of their relationships with the Fund (to the extent such relationships had been in place for a sufficient period to analyze profitability);
  whether IICO or any of its affiliates will receive ancillary, or so-called "fallout," benefits that should be taken into consideration in evaluating the investment management fee payable by the Fund; and
  WRIICO's use of commissions paid by the Fund in its portfolio brokerage transactions to obtain research benefiting the Fund or other IICO clients at a cost that may be in excess of the amount other brokers would charge.

         In addition, in determining to approve the most recent annual extension of the Fund's Advisory Agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from IICO and considered information provided by IICO relating to the education, experience and number of investment professionals providing service under that agreement.

         In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the continuation of the Advisory Agreement for the Fund and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

FUND ACCOUNTING SERVICES

         The Master Fund Accounting Services Agreement between IICO and the Funds was assigned by IICO to WRSCO on March 18, 2003, and amended effective July 1, 2003. Under the Master Fund Accounting Services Agreement Supplement, each Fund pays WRSCO, effective July 1, 2003, a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$ 0 - $ 10 million	$ 0
$ 10 - $ 25 million	$ 958
$ 25 - $ 50 million	$ 1,925
$ 50 - $100 million	$ 2,958
$100 - $200 million	$ 4,033
$200 - $350 million	$ 5,267
$350 - $550 million	$ 6,875
$550 - $750 million	$ 8,025
$750 - $ 1.0 billion	$10,133
$1.0 billion and over	$12,375

         Plus, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

         Pursuant to a Fund Accounting Services Agreement, IICO (formerly, WRIICO, formerly, IMI) provides certain accounting and pricing services for each Fund. As of March 18, 2003, WRIICO assigned its responsibilities under the Fund Accounting Services Agreement to Waddell & Reed Services Company (WRSCO). As compensation for those services, each Fund pays IICO a monthly fee plus out-of-pocket expenses as incurred.

         During the fiscal years ended December 31, 2002 and 2003 and the period ended March 31, 2004, Ivy Cash Reserves Fund paid IICO $28,899, $14,592 and $0, respectively, under the agreement.

TRANSFER AGENT

         WRSCO is the transfer agent for each Fund. The Fund pays WRSCO a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month, and $.75 for each shareholder check it processes. For Class B and Class C shares, the Fund pays WRSCO a monthly fee of $1.75 for each account which was in existence during any portion of the immediately preceding month. Certain broker-dealers that maintain shareholder accounts with the Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WRSCO if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly.

ADMINISTRATOR

         Pursuant to an Administrative Services Agreement, IICO provides certain administrative services to the Trust. As of March 18, 2003, WRIICO assigned its responsibilities under the Administrative Services Agreement to WRSCO. As provided in the Agreement, amended and effective July 1, 2003, the Fund pays WRSCO a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charged for assets in excess of $1 billion. The fee may be voluntarily waived until fund assets are at least $10 million. Prior to July 1, 2003, as compensation for these services, the Fund paid IICO a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. Such fees for the fiscal year ended December 31, 2003 for the Fund totaled $10,060 and for the period ended March 31, 2004 totaled $0.

DISTRIBUTION SERVICES

         IFDI, a wholly owned subsidiary of IICO and formerly known as Ivy Mackenzie Distributors, Inc., serves as the exclusive distributor of each Fund’s shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IFDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IFDI. IFDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IFDI is not obligated to sell any specific amount of Fund shares.

         Each Fund has authorized IFDI to accept on its behalf purchase and redemption orders. IFDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund’s behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, properly receives and accepts the order. Client orders will be priced at each Fund’s net asset value next computed after an authorized intermediary or the intermediary’s authorized designee accepts them. If your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.

         Pursuant to the Distribution Agreement, IFDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund’s then-current prospectus, and the net asset value on which such price is based. Out of that commission, IFDI may reallow to dealers such concession as IFDI may determine from time to time. In addition, IFDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

         Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

Custodial and Auditing Services

         The Fund's custodian is UMB Bank, n.a., and its address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, located at 1010 Grand Boulevard, Kansas City, Missouri, is the Trust's independent registered public accounting firm, and audits the Fund's financial statements and prepares the Fund's tax returns.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         One of the duties undertaken by IICO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or IICO may otherwise combine orders for the Fund with those of other funds in the Ivy Family of Funds' or other accounts for which it or its affiliate, WRIMCO, has investment discretion, including accounts affiliated with IICO or WRIMCO. IICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), IICO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, IICO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as investment strategies and policies of the fund or advisory account, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

         In all cases, IICO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

         To effect the portfolio transactions of the Fund, IICO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. IICO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Trustees, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by IICO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which IICO has investment discretion.

         Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

         The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by IICO that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to IICO. IICO does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Funds have adopted a policy that prohibits IICO from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

         The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of IICO and/or WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist IICO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by IICO.

         Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of IICO; serves to make available additional views for consideration and comparisons; and enables IICO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase. The Fund may also use its brokerage to pay for pricing or quotation services to value securities.

Proxy Voting Policy

The Funds have delegated all proxy voting responsibilities to their investment manager. IICO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Beginning in 2004, the Funds are required to file with the SEC their complete proxy voting record for the twelve-month period ending June 30, by no later that August 31 of each year. Also beginning in 2004, the Funds' proxy voting record for the twelve-month period ending June 30 will be available on the SEC's website at www.sec.gov.

Listed below are several reoccurring issues and IICO's corresponding positions.

Board of Trustees Issues:

IICO generally supports proposals requiring that a majority of the Board consist of outside, or independent, trustees.

IICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

IICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified trustees and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. IICO will support such protection so long as it does not exceed reasonable standards.

IICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

IICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

IICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

IICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

IICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

IICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

IICO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

Political Activity:

IICO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC's) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PAC's. This is public information and available to all interested parties.

Conflicts of Interest Between IICO and the Funds:

IICO will use the following three-step process to address conflicts of interest: (1) IICO will attempt to identify any potential conflicts of interest; (2) IICO will then determine if the conflict as identified is material; and (3) IICO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict. The attached Exhibit A includes sample proxy voting conflict of interest procedures.

I. Identifying Conflicts of Interest: IICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. IICO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:
  Business Relationships -- IICO will review any situation for a material conflict where IICO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that IICO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage IICO to vote in favor of management.
  Personal Relationships -- IICO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships -- IICO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

IICO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "Material Conflicts": IICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, IICO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

In considering the materiality of a conflict, IICO will take a two-step approach:

  Financial Materiality -- A relationship will be considered presumptively non-material unless the relationship represents 5% or more of IICO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of IICO's annual revenue.
  Non-Financial Materiality -- IICO will review all known relationships of portfolio managers and senior management for improper influence.

III. Procedures to Address Material Conflicts: IICO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

  Use a Proxy Voting Service for Specific Proposals -- As a primary means of voting material conflicts, IICO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
  Client directed -- If the Material Conflict arises from IICO's management of a third party account and the client provides voting instructions on a particular vote, IICO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy -- If no directives are provided by either ISS or the client, IICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and IICO chooses to use a predetermined voting policy, IICO will not be permitted to vary from the established voting policies established herein.
  Seek Board Guidance -- If the Material Conflict does not fall within one of the situations referenced above, IICO may seek guidance from the Funds' Board of Trustees on matters involving a conflict. Under this method, IICO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. IICO may use the Board Guidance to vote proxies for its non-mutual fund clients.

PROXY VOTING RECORD

         Information regarding how the proxies for the Fund were voted during the most recent 12-month period ended June 30, 2004, is available on the Funds' website, www. ivyfunds .com, and on the SEC's website at http://www.sec.gov.

CAPITALIZATION AND VOTING RIGHTS

         The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have currently authorized the following series, each of which represents a fund: Ivy Balanced Fund, Ivy Bond Fund, Ivy Cash Reserves Fund (as of June 16, 2003, Ivy Cash Reserves Fund is closed to new investments), Ivy Cundill Global Value Fund, Ivy Dividend Income Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Value Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, and Ivy Value Fund. The Trustees had also authorized the issuance of Class A, Class B, Class C and Class Y shares of each of these Funds (except Ivy Cash Reserves Fund does not offer Class Y shares). The Trustees have further authorized the issuance of the following classes, which are now closed to further investment: Advisor Class shares for Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, as well as Class I shares for, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund and Ivy International Value Fund. Under the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B, Class C. or Class Y shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent certified public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

PURCHASE , REDEMPTION AND PRICING OF SHARES

         Effective June 16, 2003, the Fund is closed to new shareholders. Current Class A shares shareholders may purchase additional shares. Class B and Class C shares are only available by exchange of the same Class of shares of another Fund in the Ivy Family of Funds.

Subsequent Investments for Class A shares

          C urrent Class A shareholders purchasing through payroll deduction may invest any amount. With the exception of automatic withdrawals from a shareholder's bank account (such withdrawals must be equal to or greater than $25), a current Class A shareholder may make subsequent investments of any amount. See Exchanges.

         Purchase of the Fund's shares are effective after (1) one of the methods for purchasing the Fund's shares indicated in the prospectus has been properly completed and (2) UMB Bank, n.a. (the Bank) has Federal funds available to it. Federal funds are monies of a member bank with the Federal Reserve System held in deposit at a Federal Reserve Bank. They represent immediately available cash. If payment is made by check or otherwise than in Federal funds, it will be necessary to convert investors' payments into Federal funds, and orders for the purchase of the Fund's shares, if accepted by Waddell & Reed, will become effective on the day Federal funds are received for value by the Bank; this is normally anticipated to be two business days following receipt of payment by Waddell & Reed. The Fund's shares are issued at their NAV next determined after the effectiveness of the purchase (i.e., at $1.00 per share except under extraordinary circumstances as described above).

         If you wish to insure that shares will be issued on the same day on which your payment is made, you should (1) place your order for Class A shares by wire so that it will be received by the Bank prior to 3:00 p.m. Kansas City time, and (2) before wiring the order, phone IFDI at 800-532-6472 to make sure that the wire order as described above is properly identified. See Payments to Shareholders -- General for information regarding dividend payment.

         IFDI has the right not to accept any purchase order for the Fund's shares. Certificates are not normally issued but may be requested for Class A shares. No certificates are issued for Class B or Class C shares. Shareholdings are recorded on the Fund's books whether or not a certificate is issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

         If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Ivy Family of Funds and, for clients of Waddell & Reed, Inc. and Legend, any of the funds in Advisors Family of Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Prior to November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applied, that were redeemed under the Service were not subject to a CDSC provided the amount withdrawn did not exceed, annually, 24% of the account value. For shareholders who had established the Service prior to November 1, 2003, the 24% maximum continues to apply. Applicable forms to start the Service are available through WRSCO.

         The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. (For shareholders who had established the Service prior to November 1, 2003, the maximum amount of the withdrawal on an annual basis is equal to 24% of the value of your account.) As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

         To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Ivy Family of Funds and, for clients of Waddell & Reed, Inc. and Legend, any of the funds in Advisors Family of Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

         You can choose to have shares redeemed to receive:

         1. a monthly, quarterly, semiannual or annual payment of $50 or more;

         2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

         3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

         Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

         Retirement plan accounts may be subject to a fee imposed by the Plan Custodian for use of the Service.

         The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

         You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

         After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the Ivy Funds

    Class A Share Exchanges

         You may exchange Class A shares of the Fund which you have acquired by exchange for Class A shares of one or more other funds in the Ivy Funds (whose shares are sold with a sales charge) and any shares received in payment of dividends on those Class A shares of the Fund for Class A shares of any of the other funds in the Ivy Funds, without payment of any additional sales charge, if shares of the Fund were previously acquired by an exchange from Class A shares of a non money market fund upon which a sales charge has already been paid.

         You may exchange Class A shares of the Fund for Class Y shares of one or more other funds in the Ivy Funds, if you are an eligible shareholder for Class Y shares.

         In addition, you may specify a dollar amount of Class A shares of the Fund to be automatically exchanged each month into Class A shares of any other fund in the Ivy Funds, provided you already own shares of the fund. The shares which you designate for automatic exchange into any fund must be worth at least $100, which may be allocated among funds in the Ivy Funds, provided each fund receives a value of at least $25. A minimum daily balance of $750 is required in order to maintain such automatic exchange privileges.

   Class B and Class C Share Exchanges

         Class B and Class C shares of the Fund are not available for direct investment. However, current shareholders may continue to exchange into Class B and Class C shares of the Fund from Class B and Class C shares of other funds in the Ivy Family of Funds.

         You may specify a dollar amount of Class A shares of the Fund to be automatically exchanged each month into Class B or Class C shares of any other fund in the Ivy Funds, provided you already own Class B or Class C shares, as applicable, of the fund and meet other criteria. The shares which you designate for automatic exchange into any fund must be worth at least $100, which may be allocated among funds in the Ivy Funds, provided each fund receives a value of at least $25. A minimum daily balance of $750 is required in order to maintain such automatic exchange privileges.

   General Exchange Information

         You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within the Ivy Family of Funds may be sold only within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico.

         The exchange will be made at the NAVs next determined after receipt of your request in good order by the Fund. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

         The Fund reserves the right to terminate or modify these exchange privileges at any time. In exercising this right, the Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder's exchange privilege.

         Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or IFDI, thereby indirectly affecting the Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in municipal obligations, such as Ivy Municipal Bond Fund, or that invests a significant portion of its assets in high-yield fixed income securities, such as Ivy High Income Fund.

To discourage market timing activities by investors, the Funds' Board of Directors or Board of Trustees has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how it will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares. As an additional step, WRSCO reviews internal monthly reporting of a Fund's overall redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or IFDI will, for clients of Waddell & Reed (including those shareholders that do not utilize any financial intermediary), send a letter to the shareholder to state that we are suspending exchange privileges and will refuse to accept additional purchases in the account. For trading via the NSCC we will, if possible, place a trading block on our system at a dealer-branch level or, if that cannot be accomplished, we will contact the associated broker-dealers and request that they block further trading. The letter will inform the shareholder that he/she may request the reinstatement of exchange privileges and the ability to make additional investments, after a prescribed period of time. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

A Fund seeks to apply its market timing policy consistently to all shareholders and prospective investors. Although the Funds, IFDI and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or that are difficult to identify when effected through omnibus accounts maintained by those intermediaries because the intermediary maintains the underlying shareholder account. Under these circumstances, the Fund cannot identify transactions by underlying investors. Accordingly, there can be no assurance that the Funds will be able to eliminate all market timing activities.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Fund's and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or IFDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemptions

         The Prospectus gives information as to expedited and regular redemption procedures. Redemptions of any class of shares by telephone or fax must be equal to at least $1,000.00. Redemption payments are made within seven (7) days from receipt of request unless delayed because of certain emergency conditions determined by the Securities and Exchange Commission, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Trustees determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the value used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

         The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class B and Class C shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five (45) days after your redemption request was received. You can do this only once as to Class B and once as to Class C shares of the Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You do not use up this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

         The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Trustees may determine) is less than $250. The Board intends to compel redemptions of accounts, except for retirement plan accounts, in which the total NAV is less than $250. Shareholders have sixty (60) days from the date on which the NAV falls below $250 to bring the NAV above $250 in order to avoid mandatory redemption. A shareholder may also avoid mandatory redemption by initiating a transaction which either increases or decreases the NAV of the account. A dividend payment does not constitute a shareholder initiated transaction for the purpose of avoiding mandatory redemption.

Additional Information on Check Writing for the Fund

         Checks may not be presented for payment at the office of the bank upon which the checks are drawn because under 1940 Act rules, redemptions may be effected only at the next price determined after the redemption request is presented to the Fund's transfer agent. This limitation does not affect checks used for payment of bills or cashed at other banks. Shareholders may not close their accounts through the writing of a check. If a shareholder is subject to backup withholding described in the Prospectus, no checks will be honored. This privilege is not available for most retirement plan accounts. Contact WRSCO for further information.

Determination of Offering Price

         The value of each share of a class of the Fund is the NAV of the applicable class. The Fund is designed so that the value of each share of each class of the Fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances, although this may not always be possible. This NAV per share is what you pay for shares and what you receive when you redeem them prior to the application of the CDSC, if any, to Class B and Class C shares.

         The NAV per share is ordinarily computed once each day that the NYSE is open for trading as of the close of the regular session of the NYSE (ordinarily, 4:00 p.m. Eastern time). The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days.

         The Fund operates under Rule 2a-7 which permits it to value its portfolio on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

         While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund's shares would receive less investment income. The converse would apply in a period of rising interest rates.

         Under Rule 2a-7, the Board of Trustees must establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures must include review of the Fund's portfolio holdings by the Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund's NAV calculated by using available market quotations (see below) deviates from the per share value based on amortized cost.

         For the purpose of determining whether there is any deviation between the value of the Fund's portfolio based on amortized cost and the value as determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees, including being valued at prices based on market quotations for investments of similar type, yield and duration.

         Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market quotations (see above) and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a NAV per share using available market quotations.

         The procedures which the Board of Trustees has adopted include changes in the dividends payable by the Fund under specified conditions, as further described under Taxes and Payments to Shareholders. The purpose of this portion of the procedures is to provide for the automatic taking of one of the actions which the Board of Trustees might take should it otherwise be required to consider taking appropriate action.

TAXATION OF THE FUND

General

         The Fund has qualified since inception for treatment as a regulated investment company (RIC) under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gains, determined without regard to any deduction for dividends paid) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

         Dividends and distributions a fund declares in December of any year that are payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 even if the Fund pays them during the following January. Accordingly, those dividends and distributions will be reported by, and (except for exempt-interest dividends) taxed to, the shareholders for the year in which that December 31 falls.

         The Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

UNDERWRITER

         IFDI acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement entered into between IFDI and the Fund (the Distribution Agreement). The Distribution Agreement requires IFDI to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that IFDI also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. IFDI is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, IFDI pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

FINANCIAL STATEMENTS

         The Financial Statements, including notes thereto, for the fiscal year ended March 31, 2004 and the semiannual period ended September 30, 2004 are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated March 31, 2004, and the Fund's Semiannual Report to Shareholders, dated September 30, 2004, which are available upon request.

Quarterly Portfolio Holdings

         Beginning with the quarter ending December 31, 2004, a complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the SEC on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  Without charge, on the Fund's website at http://www.ivyfunds.com.

APPENDIX A

         The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A Standard & Poor's (S&P) corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation;

3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          The top three rating categories of S&P are described below:

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Moody's. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

DESCRIPTION OF NOTE RATINGS

         Standard and Poor's, a division of The McGraw-Hill Companies, Inc. A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

         --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

         The note rating symbols and definitions are as follows:

         SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3 Speculative capacity to pay principal and interest.

         Moody's. Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

         MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

         Standard & Poor's, a division of The McGraw Hill Companies, Inc. commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1.         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained.

Description of Short-Term Credit Ratings

         Fitch Ratings: F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

         F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

         F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

         B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

         C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D-Indicates actual or imminent payment default.

         Notes to Short-term national rating:

         + or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

         Ratings Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

PART C. OTHER INFORMATION

Item 23: Exhibits:

(a)	Articles of Incorporation:

	(a)(1)	Amended and Restated Declaration of Trust dated December 10, 1992, filed with Post-Effective Amendment No. 102 and incorporated by reference herein

(a)(2)

Redesignation of Shares of Beneficial Interest and Establishment and Designation of Additional Series and Classes of Shares of Beneficial Interest (No Par Value) filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(3)	Amendment to Amended and Restated Declaration of Trust, filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(4)	Amendment to Amended and Restated Declaration of Trust, filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(5)	Establishment and Designation of Additional Series (Ivy Emerging Growth Fund), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

(a)(6)

Redesignation of Shares (Ivy Growth with Income Fund--Class A) and Establishment and Designation of Additional Class (Ivy Growth with Income Fund--Class C), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

(a)(7)

Redesignation of Shares (Ivy Emerging Growth Fund--Class A, Ivy Growth Fund--Class A and Ivy International Fund--Class A), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(8)	Establishment and Designation of Additional Series (Ivy China Region Fund), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

(a)(9)

Establishment and Designation of Additional Class (Ivy China Region Fund--Class B, Ivy Emerging Growth Fund--Class B, Ivy Growth Fund--Class B, Ivy Growth with Income Fund--Class B and Ivy International Fund--Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(10)	Establishment and Designation of Additional Class (Ivy International Fund--Class I), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

(a)(11)

Establishment and Designation of Series and Classes (Ivy Latin American Strategy Fund--Class A and Class B, Ivy New Century Fund--Class A and Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(12)	Establishment and Designation of Series and Classes (Ivy International Bond Fund--Class A and Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

(a)(13)

Establishment and Designation of Series and Classes (Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Short-Term US Government Securities Fund (now known as Ivy Short-Term Bond Fund) -- Class A and Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(14)	Redesignation of Ivy Short-Term U.S. Government Securities Fund as Ivy Short-Term Bond Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(a)(15)	Redesignation of Shares (Ivy Money Market Fund--Class A and Ivy Money Market Fund--Class B), filed with Post-Effective Amendment No. 84 and incorporated by reference herein

(a)(16)

Form of Establishment and Designation of Additional Class (Ivy Bond Fund--Class C; Ivy Canada Fund--Class C; Ivy China Region Fund--Class C; Ivy Emerging Growth Fund--Class C; Ivy Global Fund--Class C; Ivy Growth Fund--Class C; Ivy Growth with Income Fund--Class C; Ivy International Fund--Class C; Ivy Latin America Strategy Fund--Class C; Ivy International Bond Fund--Class C; Ivy Money Market Fund--Class C; Ivy New Century Fund--Class C), filed with Post-Effective Amendment No. 84 and incorporated by reference herein

(a)(17)

Establishment and Designation of Series and Classes (Ivy Global Science & Technology Fund--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 86 and incorporated by reference herein

(a)(18)

Establishment and designation of Series and Classes (Ivy Global Natural Resources Fund--Class A, Class B and Class C; Ivy Asia Pacific Fund--Class A, Class B and Class C; Ivy International Small Companies Fund--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 89 and incorporated by reference herein

	(a)(19)	Establishment and designation of Series and Classes (Ivy Pan-Europe Fund--Class A, Class B and Class C), filed with Post-Effective Amendment No. 92 and incorporated by reference herein

	(a)(20)	Establishment and designation of Series and Classes (Ivy International Fund II--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 94 and incorporated by reference herein

(a)(21)

Form of Establishment and Designation of Additional Class (Ivy Asia Pacific Fund--Advisor Class; Ivy Bond Fund--Advisor Class; Ivy Canada Fund--Advisor Class; Ivy China Region Fund--Advisor Class; Ivy Emerging Growth Fund--Advisor Class; Ivy Global Fund--Advisor Class; Ivy Global Natural Resources Fund--Advisor Class; Ivy Global Science & Technology Fund--Advisor Class; Ivy Growth Fund--Advisor Class; Ivy Growth with Income Fund--Advisor Class; Ivy International Bond Fund--Advisor Class; Ivy International Fund II--Advisor Class; Ivy International Small Companies Fund--Advisor Class; Ivy Latin America Strategy Fund--Advisor Class; Ivy New Century Fund--Advisor Class; Ivy Pan-Europe Fund--Advisor Class), filed with Post-Effective Amendment No. 96 and incorporated by reference herein

(a)(22)

Redesignations of Series and Classes (Ivy Emerging Growth Fund redesignated as Ivy US Emerging Growth Fund; Ivy New Century Fund redesignated as Ivy Developing Nations Fund; and, Ivy Latin America Strategy Fund redesignated as Ivy South America Fund), filed with Post-Effective Amendment No. 97 and incorporated by reference herein

(a)(23)

Redesignation of Series and Classes and Establishment and Designation of Additional Class (Ivy International Bond Fund redesignated as Ivy High Yield Fund; Class I shares of Ivy High Yield Fund established), filed with Post-Effective Amendment No. 98 and incorporated by reference herein

(a)(24)

Establishment and designation of Series and Classes (Ivy US Blue Chip Fund--Class A, Class B, Class C, Class I and Advisor Class), filed with Post-Effective Amendment No. 101 and incorporated by reference herein

	(a)(25)	Redesignation of Series and Classes (Ivy High Yield Fund redesignated as Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein

(a)(26)

Establishment and designation of Series and Classes (Ivy European Opportunities Fund -- Class A, Class B, Class C, Class I and Advisor Class) filed with Post-Effective Amendment No. 110 and incorporated by reference herein

(a)(27)

Establishment and designation of Series and Classes (Ivy Cundill Value Fund -- Class A, Class B, Class C, Class I and Advisor Class) filed with Post-Effective Amendment No. 113 and incorporated by reference herein

(a)(28)

Establishment and designation of Series and Classes Ivy Next Wave Internet Fund -- Class A, Class B, Class C, Class I and Advisor Class) filed with Post-Effective Amendment No. 113 and incorporated by reference herein

	(a)(29)	Establishment and Designation of Additional Class (Ivy International Fund--Advisor Class), filed with Post-Effective Amendment No. 119 and incorporated by reference herein

(a)(30)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy Next Wave Internet Fund redesignated as Ivy International Growth Fund) filed with Post-Effective Amendment No. 118 and incorporated by reference herein

(a)(31)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy Developing Nations Fund redesignated as Ivy Developing Markets Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein

(a)(32)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy China Region Fund redesignated as Ivy Pacific Opportunities Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein

(a)(33)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy International Fund II redesignated as Ivy International Value Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein

(a)(34)

Abolition of Series of Shares of Beneficial Interest (Ivy Growth With Income Fund, Ivy Pan-Europe Fund, Ivy South America Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein

(a)(35)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy Cundill Value Fund redesignated as Ivy Cundill Global Value Fund) filed with Post-Effective Amendment No. 120 and incorporated by reference herein

(a)(36)

Establishment and Designation of Additional Class (Ivy Cundill Global Value Fund--Class Y; Ivy European Opportunities Fund--Class Y; Ivy Global Natural Resources Fund--Class Y; Ivy International Fund--Class Y; Ivy International Value Fund--Class Y; Ivy Pacific Opportunities Fund--Class Y) filed with Post-Effective Amendment No. 124 and incorporated by reference herein

	(a)(37)	Establishment and Designation of Series and Classes (Ivy Dividend Income Fund--Class A, Class B, Class C and Class Y) filed with Post-Effective Amendment No. 125 and incorporated by reference herein

	(a)(38)	Abolition of Series of Shares (Ivy International Growth Fund) filed with Post-Effective Amendment No. 128 and incorporated by reference herein

	(a)(39)	Amendment to Amended and Restated Declaration of Trust filed with Post-Effective Amendment No. 128 and incorporated by reference herein

(a)(40)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy Money Market Fund redesignated as Ivy Cash Reserves Fund) filed with Post-Effective Amendment No. 128 and incorporated by reference herein

(a)(41)

Abolition of Series of Shares (Ivy Bond Fund, Ivy Developing Markets Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Small Companies Fund, Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund) filed with Post-Effective Amendment No. 128 and incorporated by reference herein

(a)(42)

Establishment and Designation of Additional Series of Shares (Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, Ivy Value Fund) filed with Post-Effective Amendment No. 128 and incorporated by reference herein

	(a)(43)	Amendment to Amended and Restated Declaration of Trust filed with Post-Effective Amendment No. 128 and incorporated by reference herein

(b)	By-laws:

	(b)(1)	By-Laws, as amended, filed with Post-Effective Amendment No. 102 and incorporated by reference herein

	(b)(2)	Amendment to the By-Laws, dated April 23, 2001, filed with Post-Effective Amendment No. 120 and incorporated by reference herein

	(b)(3)	Amendment to the By-Laws, dated December 17, 2002, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(b)(4)	Amendment to the By-Laws, dated September 3, 2003, filed with Post-Effective Amendment No. 127 and incorporated by reference herein

	(b)(5)	Amendment to the By-Laws, effective February 2, 2004, filed with Post-Effective Amendment No. 130 and incorporated by reference herein

(c)	Instruments Defining the Rights of Security Holders:

	(c)(1)	Specimen Securities for Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 49 and incorporated by reference herein

	(c)(2)	Specimen Security for Ivy Emerging Growth Fund, filed with Post-Effective Amendment No. 70 and incorporated by reference herein

	(c)(3)	Specimen Security for Ivy China Region Fund, filed with Post-Effective Amendment No. 74 and incorporated by reference herein

	(c)(4)	Specimen Security for Ivy Latin American Strategy Fund, filed with Post-Effective Amendment No. 75 and incorporated by reference herein

	(c)(5)	Specimen Security for Ivy New Century Fund, filed with Post-Effective Amendment No. 75 and incorporated by reference herein

	(c)(6)	Specimen Security for Ivy International Bond Fund, filed with Post-Effective Amendment No. 76 and incorporated by reference herein

(c)(7)

Specimen Securities for Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund, and Ivy Short-Term U.S. Government Securities Fund, filed with Post-Effective Amendment No. 77 and incorporated by reference herein

(d)	Investment Advisory Contracts:

	(d)(1)	Investment Advisory Agreement between Ivy Fund and Mackenzie Financial Corporation, filed as Exhibit (d)(12) to Post-Effective Amendment No. 102 and incorporated by reference herein

(d)(2)

Form of Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Pan-Europe Fund), filed as Exhibit (d)(17) to Post-Effective Amendment No. 94 and incorporated by reference herein

(d)(3)

Addendum to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed as Exhibit (d)(19) to Post-Effective Amendment No. 98 and incorporated by reference herein

(d)(4)

Supplement to Master Business Management Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Global Natural Resources Fund), filed as Exhibit (d)(37) to Post-Effective Amendment No. 121 and incorporated by reference herein

(d)(5)

Investment Advisory Agreement between Ivy Fund and Mackenzie Financial Corp. (Ivy Global Natural Resources Fund), filed as Exhibit (d)(38) to Post-Effective Amendment No. 121 and incorporated by reference herein

	(d)(6)	Master Business Management and Investment Advisory Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company filed with Post-Effective Amendment No. 122 and incorporated by reference herein

(d)(7)

Master Business Management Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company (Ivy Global Natural Resources Fund), filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(d)(8)	Expense Limitation Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

(d)(9)

Subadvisory Agreement between Waddell & Reed Ivy Investment Company and Henderson Investment Management Limited (Ivy European Opportunities Fund and Ivy International Small Companies Fund), filed with Post-Effective Amendment No. 122 and incorporated by reference herein

(d)(10)

Subadvisory Agreement between Waddell & Reed Ivy Investment Company and Peter Cundill & Associates, Inc. (Ivy Cundill Global Value Fund), filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(d)(11)	Investment Management Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company (Ivy Dividend Income Fund), filed with Post-Effective Amendment No. 123 and incorporated by reference herein

(d)(12)

Investment Management Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company (Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund), filed with Post-Effective Amendment No. 126 and incorporated by reference herein

(d)(13)

Subadvisory Agreement between Waddell & Reed Ivy Investment Company and Advantus Capital Management, Inc. (Ivy Bond Fund, Ivy Mortgage Securities Fund and Ivy Real Estate Securities Fund), filed with Post-Effective Amendment No. 127 and incorporated by reference herein

(d)(14)

Subadvisory Agreement between Waddell & Reed Ivy Investment Company and State Street Research and Management Company, Inc. (Ivy Small Cap Value Fund), filed with Post-Effective Amendment No. 127 and incorporated by reference herein

(d)(15)

Subadvisory Agreement between Waddell & Reed Ivy Investment Company and Templeton Investment Counsel, Inc. (Ivy International Balanced Fund), filed with Post-Effective Amendment No. 127 and incorporated by reference herein

	(d)(16)	Expense Reimbursement Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company (Ivy Bond Fund), filed with Post-Effective Amendment No. 127 and incorporated by reference herein

(d)(17)

Expense Reimbursement Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company (Ivy Mortgage Securities Fund), filed with Post-Effective Amendment No. 127 and incorporated by reference herein

(e)	Underwriting Contracts:

	(e)(1)	Amended and Restated Distribution Agreement filed as Exhibit (e)(20) to Post-Effective Amendment No. 120 and incorporated by reference herein

	(e)(2)	Underwriting Agreement between Ivy Fund and Ivy Funds Distributor, Inc. (Ivy Dividend Income Fund), filed with Post-Effective Amendment No. 123 and incorporated by reference herein

	(e)(3)	Distribution Agreement between Ivy Funds and Ivy Funds Distributor, Inc., dated September 3, 2003, filed with Post-Effective Amendment No. 127 and incorporated by reference herein

(f)	Bonus or Profit Sharing Contracts: Inapplicable

(g)	Custodian Agreements:

	(g)(1)	Custodian Agreement between Ivy Fund and UMB Bank, N.A., filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(g)(2)	Foreign Custody Manager Delegation Agreement between Ivy Fund and Citibank, N.A., filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(g)(3)	Revised Appendix B to Custodian Agreement between Ivy Funds and UMB Bank, n.a., filed with Post-Effective Amendment No. 130 and incorporated by reference herein

(h)	Other Material Contracts:

	(h)(1)	Transfer Agency and Shareholder Services Agreement between Ivy Fund and Ivy Management, Inc., filed as Exhibit (h)(10) to Post-Effective Amendment No. 102 and incorporated by reference herein

	(h)(2)	Transfer Agency Services Agreement between PFPC Inc. and Ivy Fund, filed as Exhibit (h)(63) to Post-Effective Amendment No. 121 and incorporated by reference herein

	(h)(3)	Master Administrative Services Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(h)(4)	Assignment of Master Administrative Services Agreement to Waddell & Reed Services Company, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(h)(5)	Master Fund Accounting Services Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(h)(6)	Assignment of Master Fund Accounting Services Agreement to Waddell & Reed Services Company, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(h)(7)	Administrative Services Agreement Supplement, dated April 9, 2003, filed with Post-Effective Amendment No. 123 and incorporated by reference herein

	(h)(8)	Shareholder Servicing Agreement between Ivy Fund and Waddell & Reed Services Company (Ivy Dividend Income Fund), filed with Post-Effective Amendment No. 123 and incorporated by reference herein

	(h)(9)	Accounting Services Agreement between Ivy Fund and Waddell & Reed Services Company (Ivy Dividend Income Fund), filed with Post-Effective Amendment No. 123 and incorporated by reference herein

(h)(10)

Accounting Services Agreement between Ivy Funds and Waddell & Reed Services Company, dated September 3, 2003, filed as Exhibit (m)(16) with Post-Effective Amendment No. 127 and incorporated by reference herein

(h)(11)

Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, dated September 3, 2003, filed as Exhibit (m)(17) with Post-Effective Amendment No. 127 and incorporated by reference herein

	(h)(12)	Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, dated August 25, 2004, filed with this Post-Effective Amendment No. 133

(i)	Opinion and consent of counsel, filed with this Post-Effective Amendment No. 133

(j)	Not applicable

(k)	Omitted Financial Statements: Not applicable

(l)	Initial Capital Agreements: Not applicable

(m)	Rule 12b-1 Plans:

	(m)(1)	Form of Rule 12b-1 Related Agreement, filed as Exhibit (m)(4) to Post-Effective Amendment No. 102 and incorporated by reference herein

	(m)(2)	Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed as Exhibit (m)(5) to Post-Effective Amendment No. 102 and incorporated by reference herein

	(m)(3)	Supplement to Distribution Plan for Ivy Fund Class B Shares, filed as Exhibit (m)(6) to Post-Effective Amendment No. 103 and incorporated by reference herein

	(m)(4)	Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed as Exhibit (m)(7) to Post-Effective Amendment No. 103 and incorporated by reference herein

	(m)(5)	Supplement to Distribution Plan for Ivy Fund Class B Shares, filed as Exhibit (m)(8) to Post-Effective Amendment No. 103 and incorporated by reference herein

	(m)(6)	Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed as Exhibit (m)(9) to Post-Effective Amendment No. 103 and incorporated by reference herein

	(m)(7)	Supplement to Distribution Plan for Ivy Fund Class B Shares, filed as Exhibit (m)(10) to Post-Effective Amendment No. 103 and incorporated by reference herein

	(m)(8)	Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(m)(9)	Amended and Restated Distribution Plan for Ivy Fund Class B Shares, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(m)(10)	Amended and Restated Distribution Plan for Ivy Fund Class C Shares, filed with Post-Effective Amendment No. 122 and incorporated by reference herein

	(m)(11)	Distribution and Service Plan for Ivy Dividend Income Fund Class A Shares, filed with Post-Effective Amendment No. 123 and incorporated by reference herein

	(m)(12)	Distribution and Service Plan for Ivy Dividend Income Fund Class B Shares, filed with Post-Effective Amendment No. 123 and incorporated by reference herein

	(m)(13)	Distribution and Service Plan for Ivy Dividend Income Fund Class C Shares, filed with Post-Effective Amendment No. 123 and incorporated by reference herein

	(m)(14)	Distribution and Service Plan for Ivy Dividend Income Fund Class Y Shares, filed with Post-Effective Amendment No. 123 and incorporated by reference herein

	(m)(15)	Distribution and Service Plan for Class Y Shares, filed with Post-Effective Amendment No. 124 and incorporated by reference herein

(n)	Rule 18f-3 Plans:

	(n)(1)	Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 83 and incorporated by reference herein

	(n)(2)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 85 and incorporated by reference herein

	(n)(3)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 87 and incorporated by reference herein

	(n)(4)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 89 and incorporated by reference herein

	(n)(5)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 92 and incorporated by reference herein

	(n)(6)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 94 and incorporated by reference herein

	(n)(7)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 96 and incorporated by reference herein

(n)(8)

Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 98 and incorporated by reference herein (a corrected version of which was filed with Post-Effective Amendment No. 99)

	(n)(9)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 101 and incorporated by reference herein

	(n)(10)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 110 and incorporated by reference herein

	(n)(11)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 114 and incorporated by reference herein

	(n)(12)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 117 and incorporated by reference herein

	(n)(13)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 119 and incorporated by reference herein

	(n)(14)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 120 and incorporated by reference herein

(n)(15)

Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, dated January 21, 2003, filed with Post-Effective Amendment No. 124 and incorporated by reference herein

(p)	Codes of Ethics:

	(p)(1)	Code of Ethics of Peter Cundill & Associates, Inc., filed as Exhibit (p)(2) to Post-Effective Amendment No. 113 and incorporated by reference herein

	(p)(2)	Code of Ethics of Mackenzie Financial Corporation filed as Exhibit (p)(3) to Post Effective Amendment No. 116 and incorporated by reference herein

	(p)(3)	Code of Ethics of Henderson Investment Management Limited filed as Exhibit (p)(4) to Post Effective Amendment No. 116 and incorporated by reference herein

	(p)(5)	Code of Ethics for Ivy Funds, Waddell & Reed Ivy Investment Company and Ivy Funds Distributor, Inc., revised November 17, 2004, filed with this Post-Effective Amendment No. 133

	(p)(6)	Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed with Post-Effective Amendment No. 130 and incorporated by reference herein

	(p)(7)	Code of Ethics of Franklin Templeton Investments, filed with Post-Effective Amendment No. 131 and incorporated by reference herein

	(p)(8)	Code of Ethics of State Street Research and Management Company, filed with Post-Effective Amendment No. 131 and incorporated by reference herein

	(p)(9)	Code of Ethics of Advantus Capital Management, Inc., filed with Post-Effective Amendment No. 131 and incorporated by reference herein

	(p)(10)	Code of Ethics of BlackRock Financial Management, Inc., filed with this Post-Effective Amendment No. 133

Item 24. Persons Controlled by or Under Common Control with the Fund: Not applicable

Item 25. Indemnification

Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust, dated December 10, 1992, filed with Post-Effective Amendment No. 71 and incorporated by reference herein.

Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, By-Laws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Information Regarding Adviser and Subadviser Under Advisory Arrangements. Reference is made to the Form ADV of each of Waddell & Reed Ivy Investment Company , the Adviser and Business Manager to fifteen series of the Trust, Mackenzie Financial Corporation, the adviser to Ivy Global Natural Resources Fund, Henderson Investment Management Limited, the subadviser to Ivy European Opportunities Fund and Ivy International Small Companies Fund, and Peter Cundill & Associates, Inc., the subadviser to Ivy Cundill Global Value Fund.

The list required by this Item 26 of officers and directors of Waddell & Reed Ivy Investment Company, Mackenzie Financial Corporation, Henderson Investment Management Limited, and Peter Cundill & Associates, Inc., together with information as to any other business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of each firm's respective Form ADV.

Item 27. Principal Underwriters

(a)

Ivy Funds Distributor, Inc. ("IFDI") (formerly known as Ivy Mackenzie Distributors, Inc.) 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200, Registrant's distributor, is a subsidiary of Waddell & Reed Ivy Investment Company.

b)

The information required by this Item 27 regarding each director, officer or partner of IFDI is incorporated by reference to Schedule A of Form BD filed by IFDI pursuant to the Securities Exchange Act of 1934.

(c)	Not applicable

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of:

Mr. Theodore W. Howard and Ms. Kristen A. Richards, as officers of the Registrant
6300 Lamar Avenue
Post Office Box 29217
Shawnee Mission KS 66201-9217

Waddell & Reed Services Company
6301 Glenwood
Overland Park KS 66202

UMB Bank, n.a.
928 Grand Boulevard
Kansas City MO 64106

Item 29. Management Services: Not applicable.

Item 30. Undertakings: Not applicable.

NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of Ivy Fund is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by the Trust's Trustees as trustees and not individually and the obligations of or arising out of the instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That the undersigned, IVY FUNDS, INC. and IVY FUNDS (hereinafter each called the Fund), and certain trustees and officers for the Fund, do hereby constitute and appoint KEITH A. TUCKER, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Fund to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such trustees and officers in his/her behalf as such trustee or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: February 11, 2004	/s/Henry J. Herrmann
Henry J. Herrmann, President

/s/Keith A. Tucker	Chairman of the Board	February 11, 2004
Keith A. Tucker*

/s/Henry J. Herrmann	President and Trustee	February 11, 2004
Henry J. Herrmann

/s/Theodore W. Howard	Vice President and	February 11, 2004
Theodore W. Howard	Treasurer

/s/Jarold W. Boettcher	Trustee	February 11, 2004
Jarold W. Boettcher

/s/James D. Gressett	Trustee	February 11, 2004
James D. Gressett

/s/Joseph Harroz, Jr.	Trustee	February 11, 2004
Joseph Harroz, Jr.

/s/Glendon E. Johnson, Jr.	Trustee	February 11, 2004
Glendon E. Johnson, Jr.

/s/Eleanor B. Schwartz	Trustee	February 11, 2004
Eleanor B. Schwartz

/s/Michael G. Smith	Trustee	February 11, 2004
Michael G. Smith

/s/Edward M. Tighe	Trustee	February 11, 2004
Edward M. Tighe

* Resigned effective May 25, 2005.

Attest:

/s/Kristen A. Richards
Kristen A. Richards
Secretary

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(a) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 27th day of May, 2005.

IVY FUNDS
(Registrant)

By /s/ Henry J. Herrmann
Henry J. Herrmann, President

         Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title

/s/Henry J. Herrmann	President and Trustee
Henry J. Herrmann

/s/Theodore W. Howard	Vice President, Treasurer, Principal Financial Officer
Theodore W. Howard	and Principal Accounting Officer

/s/Jarold W. Boettcher*	Trustee
Jarold W. Boettcher

/s/James D. Gressett*	Trustee
James D. Gressett

/s/Joseph Harroz, Jr.*	Trustee
Joseph Harroz, Jr.

/s/Glendon E. Johnson, Jr.*	Trustee
Glendon E. Johnson, Jr.

/s/Eleanor B. Schwartz*	Trustee
Eleanor B. Schwartz

/s/Michael G. Smith*	Trustee
Michael G. Smith

/s/Edward M. Tighe*	Trustee
Edward M. Tighe

*By: /s/Kristen A. Richards
Kristen A. Richards
Attorney-in-Fact

ATTEST: /s/Megan E. Bray
Megan E. Bray
Assistant Secretary